--------------------------------------------------------------------------------
MORGAN STANLEY DEAN WITTER           [GRAPHIC]                  December 5, 2000
SECURITIZED PRODUCTS GROUP

--------------------------------------------------------------------------------

                             COMPUTATIONAL MATERIALS

                           $465,000,000 (APPROXIMATE)

                           AAMES MORTGAGE TRUST 2000-2


                     MORTGAGE LOAN ASSET-BACKED CERTIFICATES
                                  SERIES 2000-2


--------------------------------------------------------------------------------

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on assumptions regarding market conditions and other matters as reflected therein and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                    $465,000,000 AAMES MORTGAGE TRUST 2000-2
                 COUNTRYWIDE HOME LOANS, INC. -- MASTER SERVICER
                             TRANSACTION HIGHLIGHTS

----------------------------------------------------------------------------------------------------------------------------------
                              EXPECTED                                  MODIFIED     PAYMENT WINDOW TO
                               RATINGS                    AVG LIFE      DURATION      CALL / MTY(1)(2)
                                (S&P/                     TO CALL /    TO CALL /
  CLASS       DESCRIPTION     MOODY'S)       BALANCE      MTY(1)(2)    MTY(1)(2)                          DAY COUNT    BENCHMARK
==================================================================================================================================
   A-1F     FRM Fixed SEQ      AAA/Aaa    $40,000,000    0.92 / 0.92  0.86 / 0.86       1/01-7/02 /         30/360       EDSF
                                                                                         1/01-7/02
----------------------------------------------------------------------------------------------------------------------------------
   A-2F     FRM Fixed SEQ      AAA/Aaa     22,000,000    2.01 / 2.01  1.82 / 1.82       7/02-5/03 /         30/360       Swaps
                                                                                         7/02-5/03
----------------------------------------------------------------------------------------------------------------------------------
   A-3F     FRM Fixed SEQ      AAA/Aaa     21,000,000    2.99 / 2.99  2.61 / 2.61       5/03-7/04 /         30/360       Swaps
                                                                                         5/03-7/04
----------------------------------------------------------------------------------------------------------------------------------
   A-4F     FRM Fixed SEQ      AAA/Aaa     31,000,000    4.98 / 4.98  4.02 / 4.02       7/04-11/07 /        30/360       Swaps
                                                                                         7/04-11/07
----------------------------------------------------------------------------------------------------------------------------------
   A-5F     FRM Fixed SEQ      AAA/Aaa     20,735,542    8.82 /10.88  6.20 / 7.02       11/07-3/10 /        30/360       Swaps
                                                                                         11/07-9/20
----------------------------------------------------------------------------------------------------------------------------------
   A-6F     FRM NAS Class      AAA/Aaa     10,141,385    6.64 / 6.74  5.05 / 5.10       1/04-3/10 /         30/360       Swaps
                                                                                         1/04-7/20
----------------------------------------------------------------------------------------------------------------------------------
   A-V1     ARM Floater        AAA/Aaa    259,676,318    2.91 / 2.94      N/A           1/01-3/10 /       Actual/360  1 mo Libor
                                                                                         1/01-11/13
----------------------------------------------------------------------------------------------------------------------------------
   A-V2     ARM Floater        AAA/Aaa     60,446,755    2.91 / 2.94      N/A           1/01-3/10 /       Actual/360  1 mo Libor
                                                                                         1/01-11/13
----------------------------------------------------------------------------------------------------------------------------------

NOTES:   (1)      Both the Fixed Rate Certificates and ARM Certificates are
                  priced to the 5% optional clean-up call.
         (2)      Based on the pricing prepayment speed. See details below.


ISSUER:                            Aames Mortgage Trust 2000-2

SPONSOR:                           Aames Capital Corporation

MASTER SERVICER:                   Countrywide Home Loans, Inc.

TRUSTEE:                           Bankers Trust Company of California, N.A.

MANAGERS:                          MORGAN STANLEY DEAN WITTER (LEAD MANAGER);
                                   GREENWICH CAPITAL MARKETS, INC., LEHMAN
                                   BROTHERS, INC. AND COUNTRYWIDE SECURITIES
                                   CORPORATION (CO-MANAGERS ARM CERTIFICATES)

EXPECTED PRICING DATE:             December [5], 2000

EXPECTED SETTLEMENT DATE:          December [19], 2000 through DTC, Euroclear,
                                   and CEDEL Settles with accrued interest on the Fixed Rate Certificates and settles without accrued interest on the ARM
                                   Certificates


--------------------------------------------------------------------------------

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on assumptions regarding market conditions and other matters as reflected therein and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

DISTRIBUTION DATES:                The 25th of each month, or if such day is not
                                   a business day, on the next business day, beginning January 25, 2001

MORTGAGE LOANS:                    The Trust will consist of three groups of
                                   sub-prime residential mortgage loans:
                                   -    Group I consists of primarily of 1,515
                                        fixed rate Statistical Calculation
                                        Mortgage Loans with an aggregate balance of approximately $113,237,743.46.
                                        Approximately 6.80% of Additional
                                        Mortgage Loans will be added to Loan
                                        Group I on the closing date.

                                   -    Group II consists of primarily of 1,996
                                        conforming balance adjustable rate
                                        Statistical Calculation Mortgage Loans
                                        with an aggregate balance of
                                        approximately $202,966,482.96.
                                        Approximately 12.20% of Additional
                                        Mortgage Loans will be added to Loan
                                        Group II on the closing date.
                                   -    Group III consists of primarily of 280
                                        conforming and non-conforming balance
                                        adjustable rate Statistical Calculation
                                        Mortgage Loans with an aggregate balance of approximately $47,245,991.87.
                                        Approximately 2.84% of Additional
                                        Mortgage Loans will be added to Loan
                                        Group III on the closing date.

PRICING PREPAYMENT SPEED:          -   FIXED RATE CERTIFICATES:  The Fixed Rate
                                       Certificates assume 110% PPC which
                                       equates to a ramped CPR starting at 4%
                                       CPR in the first month increasing to 20%
                                       CPR over 12 months, and remaining at 20%
                                       CPR thereafter on a seasoning adjusted
                                       basis
                                   -   ARM CERTIFICATES: The ARM Certificates
                                       assume 100% PPC which equates to a ramped
                                       CPR starting at 4% CPR in the first month increasing to 35% CPR over 22 months, and remaining at 35% CPR thereafter on a seasoning adjusted basis

CREDIT ENHANCEMENT:                Each of the Fixed Rate Certificates and ARM
                                   Certificates are credit enhanced by excess spread from the mortgage loans, cross-collateralization of the cash flows of the three groups of mortgage loans, overcollateralization and a certificate insurance policy from Financial Security
                                   Assurance Inc.

CLASS A-6 NAS CERTIFICATES:        The Class A-6 NAS Certificates pay according
                                   to the following schedule (of its pro-rata share):

                                   JANUARY 2001 - DECEMBER 2003:  0%
                                   JANUARY 2004 - DECEMBER 2005:  45%
                                   JANUARY 2006 - DECEMBER 2006:  80%
                                   JANUARY 2007 - DECEMBER 2007:  100%
                                   JANUARY 2008 AND THEREAFTER:  300%

OPTIONAL CLEAN-UP CALL:            When the principal balance of the mortgage
                                   loans (aggregate of Fixed Rate Group I, ARM
                                   Group II and ARM Group III) is less than or equal to 5% of the aggregate original certificate principal balance of the Class A
                                   Certificates.

STEP-UP COUPONS:                   The coupon on the Class A-5F, A-6F, A-V1 and
                                   A-V2 Certificates will increase after the clean-up call date should the call not be exercised.

CLASS A-V1 PASS-THROUGH RATES:     The Class A-V1 Certificates will accrue
                                   interest at a variable rate equal to the least of (i) one-month LIBOR plus [ ] bps
                                   ([ ] bps after the first date on which the Clean-up Call is exercisable); (ii) the Loan
                                   Group II Cap; and (iii) 14%.

CLASS A-V2 PASS-THROUGH RATES:     The Class A-V2 CertificatesS will accrue
                                   interest at a variable rate equal to the least of (i) one-month LIBOR plus [ ] bps
                                   ([ ] bps after the first date on which the Clean-up Call is exercisable); (ii) the Loan
                                   Group III Cap; and (iii) 14%.

AVAILABLE FUNDS CAP:               As to any Distribution Date (i) in the case
                                   of the [Class A-5F and Class A-6F
                                   Certificates] the Loan Group I Cap, (ii) in the case of the Class A-V1 Certificates, the Loan Group II Cap and (iii) in the case of the Class A-V2 Certificates, the Loan Group
                                   III Cap.

LOAN GROUP I CAP:                  As to any Distribution Date, a per annum rate
                                   equal to the weighted average gross rate of the Loan Group I Mortgage Loans less servicing, mortgage insurance, certificate insurer and trustee fee rates.


--------------------------------------------------------------------------------
                                      3

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on assumptions regarding market conditions and other matters as reflected therein and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

LOAN GROUP II CAP:                 As to any Distribution Date, a per annum
                                   rate equal to the weighted average gross rate of the Loan II Mortgage Loans less servicing, mortgage insurance, certificate insurer and trustee fee rates and after the 12th Distribution Date a [0.50%] credit enhancement carve out.

LOAN GROUP III CAP:                As to any Distribution Date, a per annum
                                   rate equal to the weighted average gross rate of the Loan III Mortgage Loans less servicing, mortgage insurance, certificate insurer and trustee fee rates and after the 12th Distribution Date a [0.50%] credit enhancement carve out.

SUPPLEMENTAL INTEREST AMOUNT:      As to any Distribution Date and the Class
                                   A-V1 and Class A-V2 Certificates
                                   respectively, the sum of (i) the excess, if any, of interest due such Certificates
                                   (without regard to the applicable Available
                                   Funds Cap, but giving effect to the hard cap of 14%) over interest due such Certificates at a rate equal to the applicable Available
                                   Funds Cap; (ii) any Supplemental Interest
                                   Amount remaining unpaid from prior
                                   Distribution Dates; and (iii) interest on the amount in clause (ii) at the related certificate rate (without regard to the applicable Available Funds Cap, but giving effect to the hard cap of 14%).

TRUST TAX STATUS:                  REMIC

ERISA ELIGIBILITY:                 The Certificates are expected to be ERISA
                                   eligible.

SMMEA ELIGIBILITY:                 None of the Certificates are SMMEA eligible.


--------------------------------------------------------------------------------
                                      4

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on assumptions regarding market conditions and other matters as reflected therein and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                AVERAGE LIFE SENSITIVITY TABLES (PRICED TO CALL)
                            FIXED RATE AND ARM GROUPS


                      SCENARIO 1    SCENARIO 2    SCENARIO 3    SCENARIO 4   SCENARIO 5    SCENARIO 6    SCENARIO 7    SCENARIO 8
                      ----------    ----------    ----------    ----------   ----------    ----------    ----------    ----------
PPC FIXED%                  0             35            60            90           110           140           175          200
PPC ARM %                   0             25            50            75           100           125           150          175

CLASS A-1
Average Life              9.8599        1.9586        1.3424        1.0347       0.9176        0.8005        0.7094       0.6602
Mod Duration              6.2787        1.7367        1.2285        0.9616       0.8577        0.7525        0.6697       0.6248
First Prin             1/25/2001     1/25/2001     1/25/2001     1/25/2001    1/25/2001     1/25/2001     1/25/2001    1/25/2001
Last Prin              3/25/2018    12/25/2004     6/25/2003    10/25/2002    7/25/2002     4/25/2002     2/25/2002    1/25/2002
Payment Window            207           48            30            22           19            16            14           13

CLASS A-2
Average Life             19.2234        5.4169        3.3723        2.373        2.0069        1.651         1.39         1.2618
Mod Duration             10.2974        4.366         2.9123        2.1215       1.8174        1.514         1.2866       1.1735
First Prin             3/25/2018    12/25/2004     6/25/2003    10/25/2002    7/25/2002     4/25/2002     2/25/2002    1/25/2002
Last Prin             11/25/2021    11/25/2007     3/25/2005    11/25/2003    5/25/2003    12/25/2002     8/25/2002    6/25/2002
Payment Window            45            36            22            14           11             9             7            6

CLASS A-3
Average Life             22.2372        9.0534        5.3244       3.6142        2.986         2.3907        1.956         1.7388
Mod Duration             10.9249        6.4731        4.3005       3.093         2.6114        2.1345        1.7733        1.5885
First Prin            11/25/2021    11/25/2007     3/25/2005   11/25/2003     5/25/2003    12/25/2002     8/25/2002     6/25/2002
Last Prin              5/25/2024     3/25/2012     7/25/2007    5/25/2005     7/25/2004    10/25/2003     3/25/2003    12/25/2002
Payment Window            31            53            29            19           15            11             8            7

CLASS A-4
Average Life             24.8901       15.1895        9.6951       6.2471        4.975         3.8355        3.0095       2.5967
Mod Duration             11.1283        8.8355        6.6663       4.8238        4.0226        3.2309        2.6123       2.2886
First Prin             5/25/2024     3/25/2012     7/25/2007    5/25/2005     7/25/2004    10/25/2003     3/25/2003   12/25/2002
Last Prin              2/25/2027     7/25/2020     6/25/2014    2/25/2010    11/25/2007     2/25/2006    12/25/2004    5/25/2004
Payment Window            34            101           84           58            41            29            22           18

CLASS A-5
Average Life             26.9334       22.9591       16.3536      11.2482        8.8241        6.615         5.1397       4.3346
Mod Duration             11.0463       10.4508        9.015        7.2872        6.1987        5.0119        4.102        3.5629
First Prin             2/25/2027     7/25/2020     6/25/2014    2/25/2010    11/25/2007     2/25/2006    12/25/2004    5/25/2004
Last Prin             11/25/2028    11/25/2025     3/25/2018   10/25/2012     3/25/2010     2/25/2008     9/25/2006   10/25/2005
Payment Window            22            65            46            33           29            25            22            18

--------------------------------------------------------------------------------
                                       5

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on assumptions regarding market conditions and other matters as reflected therein and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                AVERAGE LIFE SENSITIVITY TABLES (PRICED TO CALL)
                      FIXED RATE AND ARM GROUPS (CONTINUED)


                            SCENARIO 1   SCENARIO 2    SCENARIO 3   SCENARIO 4   SCENARIO 5   SCENARIO 6   SCENARIO 7   SCENARIO 8
                            ----------   ----------    ----------   ----------   ----------   ----------   ----------   ----------
PPC FIXED%                        0            35            60           90           110          140          175          200
PPC ARM %                         0            25            50           75           100          125          150          175

CLASS A-6
Average Life                   15.6979       9.4224        8.0265       7.1002       6.6406       5.9589       5.1372       4.5257
Mod Duration                    8.8341       6.435         5.7848       5.3062       5.0548       4.659        4.1465       3.7384
First Prin                   1/25/2004    1/25/2004     1/25/2004    1/25/2004    1/25/2004    1/25/2004    1/25/2004    1/25/2004
Last Prin                    6/25/2028   11/25/2025     3/25/2018   10/25/2012    3/25/2010    2/25/2008    9/25/2006   10/25/2005
Payment Window                  294          263           171          106          75           50           33           22

CLASS A-V1
Average Life                   21.5392       9.1561        5.3128       3.7265       2.9099       2.3961       2.0462       1.7932
First Prin                   1/25/2001    1/25/2001     1/25/2001    1/25/2001    1/25/2001    1/25/2001    1/25/2001    1/25/2001
Last Prin                    4/25/2030   11/25/2025     3/25/2018   10/25/2012    3/25/2010    2/25/2008    9/25/2006   10/25/2005
Payment Window                  352          299           207          142          111          86           69           58

CLASS A-V2
Average Life                   21.3375       9.1299        5.3062       3.7235       2.9082       2.3949       2.0453       1.7925
First Prin                   1/25/2001    1/25/2001     1/25/2001    1/25/2001    1/25/2001    1/25/2001    1/25/2001    1/25/2001
Last Prin                    4/25/2030   11/25/2025     3/25/2018   10/25/2012    3/25/2010    2/25/2008    9/25/2006   10/25/2005
Payment Window                  352          299           207          142          111          86           69           58

--------------------------------------------------------------------------------
                                       6

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on assumptions regarding market conditions and other matters as reflected therein and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                          AVERAGE LIFE SENSITIVITY TABLES (PRICED TO MATURITY)
                                        FIXED RATE AND ARM GROUPS


                             SCENARIO 1   SCENARIO 2  SCENARIO 3   SCENARIO 4   SCENARIO 5   SCENARIO 6  SCENARIO 7   SCENARIO 8
                             ----------   ----------  ----------   ----------   ----------   ----------  ----------   ----------
PPC FIXED%                         0            35          60           90           110          140         175          200
PPC ARM %                          0            25          50           75           100          125         150          175

CLASS A-1
Average Life                     9.8599       1.9586      1.3424       1.0347       0.9176       0.8005      0.7094       0.6602
Mod Duration                     6.2787       1.7367      1.2285       0.9616       0.8577       0.7525      0.6697       0.6248
First Prin                    1/25/2001    1/25/2001   1/25/2001    1/25/2001    1/25/2001    1/25/2001   1/25/2001    1/25/2001
Last Prin                     3/25/2018   12/25/2004   6/25/2003   10/25/2002    7/25/2002    4/25/2002   2/25/2002    1/25/2002
Payment Window                   207          48          30           22           19           16          14           13

CLASS A-2
Average Life                    19.2234       5.4169      3.3723       2.373        2.0069       1.651       1.39         1.2618
Mod Duration                    10.2974       4.366       2.9123       2.1215       1.8174       1.514       1.2866       1.1735
First Prin                    3/25/2018   12/25/2004   6/25/2003   10/25/2002    7/25/2002    4/25/2002   2/25/2002    1/25/2002
Last Prin                    11/25/2021   11/25/2007   3/25/2005   11/25/2003    5/25/2003   12/25/2002   8/25/2002    6/25/2002
Payment Window                   45           36           22          14           11           9           7            6

CLASS A-3
Average Life                    22.2372       9.0534      5.3244       3.6142       2.986        2.3907       1.956       1.7388
Mod Duration                    10.9249       6.4731      4.3005       3.093        2.6114       2.1345      1.7733       1.5885
First Prin                   11/25/2021   11/25/2007   3/25/2005   11/25/2003    5/25/2003   12/25/2002   8/25/2002    6/25/2002
Last Prin                     5/25/2024    3/25/2012   7/25/2007    5/25/2005    7/25/2004   10/25/2003   3/25/2003   12/25/2002
Payment Window                   31           53          29           19           15           11          8            7

CLASS A-4
Average Life                    24.8901      15.1895      9.6951       6.2471       4.975        3.8355      3.0095       2.5967
Mod Duration                    11.1283       8.8355      6.6663       4.8238       4.0226       3.2309      2.6123       2.2886
First Prin                    5/25/2024    3/25/2012   7/25/2007    5/25/2005    7/25/2004   10/25/2003   3/25/2003   12/25/2002
Last Prin                     2/25/2027    7/25/2020   6/25/2014    2/25/2010   11/25/2007    2/25/2006  12/25/2004    5/25/2004
Payment Window                   34           101         84           58           41           29          22           18

CLASS A-5
Average Life                    26.9334      23.2876     18.3257      13.3217      10.8787       8.152        6.026        4.9318
Mod Duration                    11.0463      10.4974      9.4467       7.9587       7.0175       5.7493       4.5871       3.9201
First Prin                    2/25/2027    7/25/2020   6/25/2014    2/25/2010   11/25/2007    2/25/2006   12/25/2004    5/25/2004
Last Prin                    11/25/2028    4/25/2028   4/25/2027   10/25/2023    9/25/2020    9/25/2016    5/25/2013    8/25/2011
Payment Window                   22           94          155          165          155          128          102          88

-------------------------------------------------------------------------------
                                       7

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on assumptions regarding market conditions and other matters as reflected therein and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                          AVERAGE LIFE SENSITIVITY TABLES (PRICED TO MATURITY)
                                  FIXED RATE AND ARM GROUPS (CONTINUED)


                             SCENARIO 1  SCENARIO 2   SCENARIO 3   SCENARIO 4  SCENARIO 5   SCENARIO 6   SCENARIO 7  SCENARIO 8
                             ----------  ----------   ----------   ----------  ----------   ----------   ----------  ----------
PPC FIXED%                         0           35           60           90          110          140          175         200
PPC ARM %                          0           25           50           75          100          125          150         175

CLASS A-6
Average Life                    15.6979      9.4225       8.0349       7.1322      6.7372       6.2757       5.8564      5.6147
Mod Duration                     8.8341      6.435        5.7871       5.3188      5.1004       4.8334       4.5798      4.4274
First Prin                    1/25/2004   1/25/2004    1/25/2004    1/25/2004   1/25/2004    1/25/2004    1/25/2004   1/25/2004
Last Prin                     6/25/2028   2/25/2028    2/25/2027    8/25/2023   7/25/2020    7/25/2016    3/25/2013   5/25/2011
Payment Window                   294         290          278          236         199          151          111         89

CLASS A-V1
Average Life                    21.559       9.2584       5.3967       3.7829      2.9384       2.4184       2.0643      1.8058
First Prin                    1/25/2001   1/25/2001    1/25/2001    1/25/2001   1/25/2001    1/25/2001    1/25/2001   1/25/2001
Last Prin                     1/25/2031   5/25/2030    9/25/2025    7/25/2018  11/25/2013   12/25/2010   12/25/2008   6/25/2007
Payment Window                   361         353          297          211         155          120          96          78

CLASS A-V1
Average Life                    21.3464      9.2242       5.3885       3.7795      2.9365       2.4172       2.0634      1.8051
First Prin                    1/25/2001   1/25/2001    1/25/2001    1/25/2001   1/25/2001    1/25/2001    1/25/2001   1/25/2001
Last Prin                     9/25/2030   2/25/2030    8/25/2025    7/25/2018  11/25/2013   12/25/2010   12/25/2008   6/25/2007
Payment Window                   357         350          296          211         155          120          96          78

-------------------------------------------------------------------------------
                                       8

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on assumptions regarding market conditions and other matters as reflected therein and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

TO 5% CALL
----------

      PERCENTAGE OF INITIAL CLASS A-1F CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

       DATES          SCENARIO 1    SCENARIO 2    SCENARIO 3    SCENARIO 4   SCENARIO 5    SCENARIO 6    SCENARIO 7    SCENARIO 8
     ------------     ----------    ----------    ----------    ----------   ----------    ----------    ----------    ----------
       12/1/2000          100           100           100           100           100          100           100           100
      12/25/2001           88            73            62            49            40           27            11             0
      12/25/2002           85            46            19             0             0            0             0             0
      12/25/2003           82            21             0             0             0            0             0             0
      12/25/2004           79             0             0             0             0            0             0             0
      12/25/2005           76             0             0             0             0            0             0             0
      12/25/2006           72             0             0             0             0            0             0             0
      12/25/2007           68             0             0             0             0            0             0             0
      12/25/2008           64             0             0             0             0            0             0             0
      12/25/2009           60             0             0             0             0            0             0             0
      12/25/2010           56             0             0             0             0            0             0             0
      12/25/2011           51             0             0             0             0            0             0             0
      12/25/2012           45             0             0             0             0            0             0             0
      12/25/2013           38             0             0             0             0            0             0             0
      12/25/2014           31             0             0             0             0            0             0             0
      12/25/2015           22             0             0             0             0            0             0             0
      12/25/2016           13             0             0             0             0            0             0             0
      12/25/2017            2             0             0             0             0            0             0             0
      12/25/2018            0             0             0             0             0            0             0             0
      12/25/2019            0             0             0             0             0            0             0             0
      12/25/2020            0             0             0             0             0            0             0             0
      12/25/2021            0             0             0             0             0            0             0             0
      12/25/2022            0             0             0             0             0            0             0             0
      12/25/2023            0             0             0             0             0            0             0             0
      12/25/2024            0             0             0             0             0            0             0             0
      12/25/2025            0             0             0             0             0            0             0             0
      12/25/2026            0             0             0             0             0            0             0             0
      12/25/2027            0             0             0             0             0            0             0             0
      12/25/2028            0             0             0             0             0            0             0             0
      12/25/2029            0             0             0             0             0            0             0             0
      12/25/2030            0             0             0             0             0            0             0             0
      12/25/2031            0             0             0             0             0            0             0             0

  PPC FIXED%                0            35            60            90           110          140           175           200
  PPC ARM %                 0            25            50            75           100          125           150           175

--------------------------------------------------------------------------------
                                       9

     This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on assumptions regarding market conditions and other matters as reflected therein and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

TO 5% CALL
----------

      PERCENTAGE OF INITIAL CLASS A-2F CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

       DATES          SCENARIO 1    SCENARIO 2    SCENARIO 3    SCENARIO 4   SCENARIO 5    SCENARIO 6    SCENARIO 7    SCENARIO 8
       ----------     ----------    ----------    ----------    ----------   ----------    ----------    ----------    ----------
        12/1/2000         100           100           100           100           100          100           100           100
       12/25/2001         100           100           100           100           100          100           100           100
       12/25/2002         100           100           100            79            43            0             0             0
       12/25/2003         100           100            67             0             0            0             0             0
       12/25/2004         100            98            11             0             0            0             0             0
       12/25/2005         100            61             0             0             0            0             0             0
       12/25/2006         100            28             0             0             0            0             0             0
       12/25/2007         100             0             0             0             0            0             0             0
       12/25/2008         100             0             0             0             0            0             0             0
       12/25/2009         100             0             0             0             0            0             0             0
       12/25/2010         100             0             0             0             0            0             0             0
       12/25/2011         100             0             0             0             0            0             0             0
       12/25/2012         100             0             0             0             0            0             0             0
       12/25/2013         100             0             0             0             0            0             0             0
       12/25/2014         100             0             0             0             0            0             0             0
       12/25/2015         100             0             0             0             0            0             0             0
       12/25/2016         100             0             0             0             0            0             0             0
       12/25/2017         100             0             0             0             0            0             0             0
       12/25/2018          81             0             0             0             0            0             0             0
       12/25/2019          56             0             0             0             0            0             0             0
       12/25/2020          28             0             0             0             0            0             0             0
       12/25/2021           0             0             0             0             0            0             0             0
       12/25/2022           0             0             0             0             0            0             0             0
       12/25/2023           0             0             0             0             0            0             0             0
       12/25/2024           0             0             0             0             0            0             0             0
       12/25/2025           0             0             0             0             0            0             0             0
       12/25/2026           0             0             0             0             0            0             0             0
       12/25/2027           0             0             0             0             0            0             0             0
       12/25/2028           0             0             0             0             0            0             0             0
       12/25/2029           0             0             0             0             0            0             0             0
       12/25/2030           0             0             0             0             0            0             0             0
       12/25/2031           0             0             0             0             0            0             0             0

  PPC FIXED%                0            35            60            90           110          140           175           200
  PPC ARM %                 0            25            50            75           100          125           150           175

--------------------------------------------------------------------------------
                                       10

     This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on assumptions regarding market conditions and other matters as reflected therein and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

TO 5% CALL
----------

   PERCENTAGE OF INITIAL CLASS A-3F CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

       DATES          SCENARIO 1    SCENARIO 2    SCENARIO 3    SCENARIO 4   SCENARIO 5    SCENARIO 6    SCENARIO 7    SCENARIO 8
      ------------   ------------  ------------  ------------  ------------ ------------  ------------  ------------  ------------
        12/1/2000         100           100           100           100           100          100           100           100
       12/25/2001         100           100           100           100           100          100           100           100
       12/25/2002         100           100           100           100           100           92            33             0
       12/25/2003         100           100           100            90            41            0             0             0
       12/25/2004         100           100           100            19             0            0             0             0
       12/25/2005         100           100            60             0             0            0             0             0
       12/25/2006         100           100            18             0             0            0             0             0
       12/25/2007         100            97             0             0             0            0             0             0
       12/25/2008         100            73             0             0             0            0             0             0
       12/25/2009         100            49             0             0             0            0             0             0
       12/25/2010         100            27             0             0             0            0             0             0
       12/25/2011         100             5             0             0             0            0             0             0
       12/25/2012         100             0             0             0             0            0             0             0
       12/25/2013         100             0             0             0             0            0             0             0
       12/25/2014         100             0             0             0             0            0             0             0
       12/25/2015         100             0             0             0             0            0             0             0
       12/25/2016         100             0             0             0             0            0             0             0
       12/25/2017         100             0             0             0             0            0             0             0
       12/25/2018         100             0             0             0             0            0             0             0
       12/25/2019         100             0             0             0             0            0             0             0
       12/25/2020         100             0             0             0             0            0             0             0
       12/25/2021          95             0             0             0             0            0             0             0
       12/25/2022          58             0             0             0             0            0             0             0
       12/25/2023          17             0             0             0             0            0             0             0
       12/25/2024           0             0             0             0             0            0             0             0
       12/25/2025           0             0             0             0             0            0             0             0
       12/25/2026           0             0             0             0             0            0             0             0
       12/25/2027           0             0             0             0             0            0             0             0
       12/25/2028           0             0             0             0             0            0             0             0
       12/25/2029           0             0             0             0             0            0             0             0
       12/25/2030           0             0             0             0             0            0             0             0
       12/25/2031           0             0             0             0             0            0             0             0

  PPC FIXED%                0            35            60            90           110          140           175           200
  PPC ARM %                 0            25            50            75           100          125           150           175

------------------------------------------------------------------------------------------------------------------------------

                                       11

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on assumptions regarding market conditions and other matters as reflected therein and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

TO 5% CALL
----------

   PERCENTAGE OF INITIAL CLASS A-4F CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

       DATES          SCENARIO 1    SCENARIO 2    SCENARIO 3    SCENARIO 4   SCENARIO 5    SCENARIO 6    SCENARIO 7    SCENARIO 8
      ------------   ------------  ------------  ------------  ------------ ------------  ------------  ------------  ------------
       12/1/2000          100           100           100           100           100          100           100           100
      12/25/2001          100           100           100           100           100          100           100           100
      12/25/2002          100           100           100           100           100          100           100            95
      12/25/2003          100           100           100           100           100           86            43            17
      12/25/2004          100           100           100           100            80           37             0             0
      12/25/2005          100           100           100            76            43            3             0             0
      12/25/2006          100           100           100            48            17            0             0             0
      12/25/2007          100           100            89            26             0            0             0             0
      12/25/2008          100           100            73            14             0            0             0             0
      12/25/2009          100           100            58             1             0            0             0             0
      12/25/2010          100           100            43             0             0            0             0             0
      12/25/2011          100           100            29             0             0            0             0             0
      12/25/2012          100            89            16             0             0            0             0             0
      12/25/2013          100            76             5             0             0            0             0             0
      12/25/2014          100            63             0             0             0            0             0             0
      12/25/2015          100            50             0             0             0            0             0             0
      12/25/2016          100            38             0             0             0            0             0             0
      12/25/2017          100            27             0             0             0            0             0             0
      12/25/2018          100            16             0             0             0            0             0             0
      12/25/2019          100             5             0             0             0            0             0             0
      12/25/2020          100             0             0             0             0            0             0             0
      12/25/2021          100             0             0             0             0            0             0             0
      12/25/2022          100             0             0             0             0            0             0             0
      12/25/2023          100             0             0             0             0            0             0             0
      12/25/2024           80             0             0             0             0            0             0             0
      12/25/2025           45             0             0             0             0            0             0             0
      12/25/2026            5             0             0             0             0            0             0             0
      12/25/2027            0             0             0             0             0            0             0             0
      12/25/2028            0             0             0             0             0            0             0             0
      12/25/2029            0             0             0             0             0            0             0             0
      12/25/2030            0             0             0             0             0            0             0             0
      12/25/2031            0             0             0             0             0            0             0             0

  PPC FIXED%                0            35            60            90           110          140           175           200
  PPC ARM %                 0            25            50            75           100          125           150           175

------------------------------------------------------------------------------------------------------------------------------

                                       12

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on assumptions regarding market conditions and other matters as reflected therein and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

TO 5% CALL
----------

   PERCENTAGE OF INITIAL CLASS A-5F CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

          DATES       SCENARIO 1    SCENARIO 2    SCENARIO 3    SCENARIO 4   SCENARIO 5    SCENARIO 6    SCENARIO 7    SCENARIO 8
      ------------   ------------  ------------  ------------  ------------ ------------  ------------  ------------  ------------
        12/1/2000         100           100           100           100           100          100           100           100
       12/25/2001         100           100           100           100           100          100           100           100
       12/25/2002         100           100           100           100           100          100           100           100
       12/25/2003         100           100           100           100           100          100           100           100
       12/25/2004         100           100           100           100           100          100            98            65
       12/25/2005         100           100           100           100           100          100            56             0
       12/25/2006         100           100           100           100           100           73             0             0
       12/25/2007         100           100           100           100            96           52             0             0
       12/25/2008         100           100           100           100            82            0             0             0
       12/25/2009         100           100           100           100            66            0             0             0
       12/25/2010         100           100           100            84             0            0             0             0
       12/25/2011         100           100           100            69             0            0             0             0
       12/25/2012         100           100           100             0             0            0             0             0
       12/25/2013         100           100           100             0             0            0             0             0
       12/25/2014         100           100            92             0             0            0             0             0
       12/25/2015         100           100            79             0             0            0             0             0
       12/25/2016         100           100            67             0             0            0             0             0
       12/25/2017         100           100            56             0             0            0             0             0
       12/25/2018         100           100             0             0             0            0             0             0
       12/25/2019         100           100             0             0             0            0             0             0
       12/25/2020         100            93             0             0             0            0             0             0
       12/25/2021         100            79             0             0             0            0             0             0
       12/25/2022         100            65             0             0             0            0             0             0
       12/25/2023         100            52             0             0             0            0             0             0
       12/25/2024         100            39             0             0             0            0             0             0
       12/25/2025         100             0             0             0             0            0             0             0
       12/25/2026         100             0             0             0             0            0             0             0
       12/25/2027          40             0             0             0             0            0             0             0
       12/25/2028           0             0             0             0             0            0             0             0
       12/25/2029           0             0             0             0             0            0             0             0
       12/25/2030           0             0             0             0             0            0             0             0
       12/25/2031           0             0             0             0             0            0             0             0

  PPC FIXED%                0            35            60            90           110          140           175           200
  PPC ARM %                 0            25            50            75           100          125           150           175

--------------------------------------------------------------------------------
                                      13

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on assumptions regarding market conditions and other matters as reflected therein and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

TO 5% CALL
----------

   PERCENTAGE OF INITIAL CLASS A-6F CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

          DATES       SCENARIO 1    SCENARIO 2    SCENARIO 3    SCENARIO 4   SCENARIO 5    SCENARIO 6    SCENARIO 7    SCENARIO 8
      ------------   ------------  ------------  ------------  ------------ ------------  ------------  ------------  ------------
       12/1/2000          100           100           100           100           100          100           100           100
      12/25/2001          100           100           100           100           100          100           100           100
      12/25/2002          100           100           100           100           100          100           100           100
      12/25/2003          100           100           100           100           100          100           100           100
      12/25/2004          100            96            94            91            89           86            82            79
      12/25/2005           99            93            88            83            79           74            68             0
      12/25/2006           98            86            78            70            65           56             0             0
      12/25/2007           97            79            68            57            50           40             0             0
      12/25/2008           93            60            44            30            22            0             0             0
      12/25/2009           89            45            29            15            10            0             0             0
      12/25/2010           84            35            18             8             0            0             0             0
      12/25/2011           79            26            12             4             0            0             0             0
      12/25/2012           73            20             7             0             0            0             0             0
      12/25/2013           68            14             5             0             0            0             0             0
      12/25/2014           61            11             3             0             0            0             0             0
      12/25/2015           55             8             2             0             0            0             0             0
      12/25/2016           49             5             1             0             0            0             0             0
      12/25/2017           42             4             1             0             0            0             0             0
      12/25/2018           35             3             0             0             0            0             0             0
      12/25/2019           29             2             0             0             0            0             0             0
      12/25/2020           23             1             0             0             0            0             0             0
      12/25/2021           17             1             0             0             0            0             0             0
      12/25/2022           12             0             0             0             0            0             0             0
      12/25/2023            7             0             0             0             0            0             0             0
      12/25/2024            4             0             0             0             0            0             0             0
      12/25/2025            2             0             0             0             0            0             0             0
      12/25/2026            0             0             0             0             0            0             0             0
      12/25/2027            0             0             0             0             0            0             0             0
      12/25/2028            0             0             0             0             0            0             0             0
      12/25/2029            0             0             0             0             0            0             0             0
      12/25/2030            0             0             0             0             0            0             0             0
      12/25/2031            0             0             0             0             0            0             0             0

  PPC FIXED%                0            35            60            90           110          140           175           200
  PPC ARM %                 0            25            50            75           100          125           150           175

--------------------------------------------------------------------------------
                                      14

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on assumptions regarding market conditions and other matters as reflected therein and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

TO 5% CALL
----------



     PERCENTAGE OF INITIAL CLASS A-V1 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING


       DATES          SCENARIO 1    SCENARIO 2    SCENARIO 3    SCENARIO 4   SCENARIO 5    SCENARIO 6    SCENARIO 7    SCENARIO 8
       ----------     ----------    ----------    ----------    ----------   ----------    ----------    ----------    ----------
        12/1/2000         100           100           100           100           100          100           100           100
       12/25/2001          97            94            91            88            85           81            78            75
       12/25/2002          95            84            74            65            56           47            39            32
       12/25/2003          94            76            60            47            36           26            19            13
       12/25/2004          94            69            49            34            23           15             9             5
       12/25/2005          93            62            40            25            15            8             4             0
       12/25/2006          93            56            33            18            10            5             0             0
       12/25/2007          92            50            27            13             6            2             0             0
       12/25/2008          91            45            22            10             4            0             0             0
       12/25/2009          90            41            18             7             2            0             0             0
       12/25/2010          89            37            15             5             0            0             0             0
       12/25/2011          88            33            12             4             0            0             0             0
       12/25/2012          87            30            10             0             0            0             0             0
       12/25/2013          86            27             8             0             0            0             0             0
       12/25/2014          84            24             6             0             0            0             0             0
       12/25/2015          82            22             5             0             0            0             0             0
       12/25/2016          80            19             4             0             0            0             0             0
       12/25/2017          78            17             3             0             0            0             0             0
       12/25/2018          75            15             0             0             0            0             0             0
       12/25/2019          72            13             0             0             0            0             0             0
       12/25/2020          69            12             0             0             0            0             0             0
       12/25/2021          65            10             0             0             0            0             0             0
       12/25/2022          60             8             0             0             0            0             0             0
       12/25/2023          55             7             0             0             0            0             0             0
       12/25/2024          50             6             0             0             0            0             0             0
       12/25/2025          43             0             0             0             0            0             0             0
       12/25/2026          36             0             0             0             0            0             0             0
       12/25/2027          29             0             0             0             0            0             0             0
       12/25/2028          20             0             0             0             0            0             0             0
       12/25/2029          10             0             0             0             0            0             0             0
       12/25/2030           0             0             0             0             0            0             0             0
       12/25/2031           0             0             0             0             0            0             0             0

  PPC FIXED%                0            35            60            90           110          140           175           200
  PPC ARM %                 0            25            50            75           100          125           150           175

------------------------------------------------------------------------------
                                      15

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on assumptions regarding market conditions and other matters as reflected therein and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

TO 5% CALL
----------

     PERCENTAGE OF INITIAL CLASS A-V2 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING


       DATES          SCENARIO 1    SCENARIO 2    SCENARIO 3    SCENARIO 4   SCENARIO 5    SCENARIO 6    SCENARIO 7    SCENARIO 8
       ----------     ----------    ----------    ----------    ----------   ----------    ----------    ----------    ----------
        12/1/2000         100           100           100           100           100          100           100           100
       12/25/2001          97            94            91            88            85           81            78            75
       12/25/2002          95            84            74            65            56           47            39            32
       12/25/2003          94            76            60            47            36           26            19            13
       12/25/2004          94            69            49            34            23           15             9             5
       12/25/2005          93            62            40            25            15            8             4             0
       12/25/2006          93            56            33            18            10            5             0             0
       12/25/2007          92            50            27            13             6            2             0             0
       12/25/2008          91            45            22            10             4            0             0             0
       12/25/2009          90            41            18             7             2            0             0             0
       12/25/2010          89            37            15             5             0            0             0             0
       12/25/2011          88            33            12             4             0            0             0             0
       12/25/2012          87            30            10             0             0            0             0             0
       12/25/2013          85            27             8             0             0            0             0             0
       12/25/2014          84            24             6             0             0            0             0             0
       12/25/2015          82            21             5             0             0            0             0             0
       12/25/2016          80            19             4             0             0            0             0             0
       12/25/2017          77            17             3             0             0            0             0             0
       12/25/2018          75            15             0             0             0            0             0             0
       12/25/2019          71            13             0             0             0            0             0             0
       12/25/2020          68            11             0             0             0            0             0             0
       12/25/2021          64            10             0             0             0            0             0             0
       12/25/2022          59             8             0             0             0            0             0             0
       12/25/2023          54             7             0             0             0            0             0             0
       12/25/2024          48             6             0             0             0            0             0             0
       12/25/2025          42             0             0             0             0            0             0             0
       12/25/2026          35             0             0             0             0            0             0             0
       12/25/2027          27             0             0             0             0            0             0             0
       12/25/2028          18             0             0             0             0            0             0             0
       12/25/2029           8             0             0             0             0            0             0             0
       12/25/2030           0             0             0             0             0            0             0             0
       12/25/2031           0             0             0             0             0            0             0             0

  PPC FIXED%                0            35            60            90           110          140           175           200
  PPC ARM %                 0            25            50            75           100          125           150           175


------------------------------------------------------------------------------
                                      16

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on assumptions regarding market conditions and other matters as reflected therein and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

TO MATURITY
-----------



     PERCENTAGE OF INITIAL CLASS A-1F CERTIFICATE PRINCIPAL BALANCE OUTSTANDING


       DATES          SCENARIO 1    SCENARIO 2    SCENARIO 3    SCENARIO 4   SCENARIO 5    SCENARIO 6    SCENARIO 7    SCENARIO 8
       ----------     ----------    ----------    ----------    ----------   ----------    ----------    ----------    ----------
        12/1/2000         100           100           100           100           100          100           100           100
       12/25/2001          88            73            62            49            40           27            11             0
       12/25/2002          85            46            19             0             0            0             0             0
       12/25/2003          82            21             0             0             0            0             0             0
       12/25/2004          79             0             0             0             0            0             0             0
       12/25/2005          76             0             0             0             0            0             0             0
       12/25/2006          72             0             0             0             0            0             0             0
       12/25/2007          68             0             0             0             0            0             0             0
       12/25/2008          64             0             0             0             0            0             0             0
       12/25/2009          60             0             0             0             0            0             0             0
       12/25/2010          56             0             0             0             0            0             0             0
       12/25/2011          51             0             0             0             0            0             0             0
       12/25/2012          45             0             0             0             0            0             0             0
       12/25/2013          38             0             0             0             0            0             0             0
       12/25/2014          31             0             0             0             0            0             0             0
       12/25/2015          22             0             0             0             0            0             0             0
       12/25/2016          13             0             0             0             0            0             0             0
       12/25/2017           2             0             0             0             0            0             0             0
       12/25/2018           0             0             0             0             0            0             0             0
       12/25/2019           0             0             0             0             0            0             0             0
       12/25/2020           0             0             0             0             0            0             0             0
       12/25/2021           0             0             0             0             0            0             0             0
       12/25/2022           0             0             0             0             0            0             0             0
       12/25/2023           0             0             0             0             0            0             0             0
       12/25/2024           0             0             0             0             0            0             0             0
       12/25/2025           0             0             0             0             0            0             0             0
       12/25/2026           0             0             0             0             0            0             0             0
       12/25/2027           0             0             0             0             0            0             0             0
       12/25/2028           0             0             0             0             0            0             0             0
       12/25/2029           0             0             0             0             0            0             0             0
       12/25/2030           0             0             0             0             0            0             0             0
       12/25/2031           0             0             0             0             0            0             0             0

  PPC FIXED%                0            35            60            90           110          140           175           200
  PPC ARM %                 0            25            50            75           100          125           150           175
------------------------------------------------------------------------------------------------------------------
                                     17

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on assumptions regarding market conditions and other matters as reflected therein and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

TO MATURITY
-----------

     PERCENTAGE OF INITIAL CLASS A-2F CERTIFICATE PRINCIPAL BALANCE OUTSTANDING


       DATES          SCENARIO 1    SCENARIO 2    SCENARIO 3    SCENARIO 4   SCENARIO 5    SCENARIO 6    SCENARIO 7    SCENARIO 8
       ----------     ----------    ----------    ----------    ----------   ----------    ----------    ----------    ----------
        12/1/2000         100           100           100           100           100          100           100           100
       12/25/2001         100           100           100           100           100          100           100           100
       12/25/2002         100           100           100            79            43            0             0             0
       12/25/2003         100           100            67             0             0            0             0             0
       12/25/2004         100            98            11             0             0            0             0             0
       12/25/2005         100            61             0             0             0            0             0             0
       12/25/2006         100            28             0             0             0            0             0             0
       12/25/2007         100             0             0             0             0            0             0             0
       12/25/2008         100             0             0             0             0            0             0             0
       12/25/2009         100             0             0             0             0            0             0             0
       12/25/2010         100             0             0             0             0            0             0             0
       12/25/2011         100             0             0             0             0            0             0             0
       12/25/2012         100             0             0             0             0            0             0             0
       12/25/2013         100             0             0             0             0            0             0             0
       12/25/2014         100             0             0             0             0            0             0             0
       12/25/2015         100             0             0             0             0            0             0             0
       12/25/2016         100             0             0             0             0            0             0             0
       12/25/2017         100             0             0             0             0            0             0             0
       12/25/2018          81             0             0             0             0            0             0             0
       12/25/2019          56             0             0             0             0            0             0             0
       12/25/2020          28             0             0             0             0            0             0             0
       12/25/2021           0             0             0             0             0            0             0             0
       12/25/2022           0             0             0             0             0            0             0             0
       12/25/2023           0             0             0             0             0            0             0             0
       12/25/2024           0             0             0             0             0            0             0             0
       12/25/2025           0             0             0             0             0            0             0             0
       12/25/2026           0             0             0             0             0            0             0             0
       12/25/2027           0             0             0             0             0            0             0             0
       12/25/2028           0             0             0             0             0            0             0             0
       12/25/2029           0             0             0             0             0            0             0             0
       12/25/2030           0             0             0             0             0            0             0             0
       12/25/2031           0             0             0             0             0            0             0             0

  PPC FIXED%                0            35            60            90           110          140           175           200
  PPC ARM %                 0            25            50            75           100          125           150           175
------------------------------------------------------------------------------------------------------------------
                                     18

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on assumptions regarding market conditions and other matters as reflected therein and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

TO MATURITY
-----------


   PERCENTAGE OF INITIAL CLASS A-3F CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

          DATES       SCENARIO 1    SCENARIO 2    SCENARIO 3    SCENARIO 4   SCENARIO 5    SCENARIO 6    SCENARIO 7    SCENARIO 8
      ------------   ------------  ------------  ------------  ------------ ------------  ------------  ------------  ------------
        12/1/2000         100           100           100           100           100          100           100           100
       12/25/2001         100           100           100           100           100          100           100           100
       12/25/2002         100           100           100           100           100           92            33             0
       12/25/2003         100           100           100            90            41            0             0             0
       12/25/2004         100           100           100            19             0            0             0             0
       12/25/2005         100           100            60             0             0            0             0             0
       12/25/2006         100           100            18             0             0            0             0             0
       12/25/2007         100            97             0             0             0            0             0             0
       12/25/2008         100            73             0             0             0            0             0             0
       12/25/2009         100            49             0             0             0            0             0             0
       12/25/2010         100            27             0             0             0            0             0             0
       12/25/2011         100             5             0             0             0            0             0             0
       12/25/2012         100             0             0             0             0            0             0             0
       12/25/2013         100             0             0             0             0            0             0             0
       12/25/2014         100             0             0             0             0            0             0             0
       12/25/2015         100             0             0             0             0            0             0             0
       12/25/2016         100             0             0             0             0            0             0             0
       12/25/2017         100             0             0             0             0            0             0             0
       12/25/2018         100             0             0             0             0            0             0             0
       12/25/2019         100             0             0             0             0            0             0             0
       12/25/2020         100             0             0             0             0            0             0             0
       12/25/2021          95             0             0             0             0            0             0             0
       12/25/2022          58             0             0             0             0            0             0             0
       12/25/2023          17             0             0             0             0            0             0             0
       12/25/2024           0             0             0             0             0            0             0             0
       12/25/2025           0             0             0             0             0            0             0             0
       12/25/2026           0             0             0             0             0            0             0             0
       12/25/2027           0             0             0             0             0            0             0             0
       12/25/2028           0             0             0             0             0            0             0             0
       12/25/2029           0             0             0             0             0            0             0             0
       12/25/2030           0             0             0             0             0            0             0             0
       12/25/2031           0             0             0             0             0            0             0             0

  PPC FIXED%                0            35            60            90           110          140           175           200
  PPC ARM %                 0            25            50            75           100          125           150           175


--------------------------------------------------------------------------------
                                      19

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on assumptions regarding market conditions and other matters as reflected therein and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

TO MATURITY
-----------


   PERCENTAGE OF INITIAL CLASS A-4F CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

          DATES       SCENARIO 1    SCENARIO 2    SCENARIO 3    SCENARIO 4   SCENARIO 5    SCENARIO 6    SCENARIO 7    SCENARIO 8
      ------------   ------------  ------------  ------------  ------------ ------------  ------------  ------------  ------------
        12/1/2000         100           100           100           100           100          100           100           100
       12/25/2001         100           100           100           100           100          100           100           100
       12/25/2002         100           100           100           100           100          100           100            95
       12/25/2003         100           100           100           100           100           86            43            17
       12/25/2004         100           100           100           100            80           37             0             0
       12/25/2005         100           100           100            76            43            3             0             0
       12/25/2006         100           100           100            48            17            0             0             0
       12/25/2007         100           100            89            26             0            0             0             0
       12/25/2008         100           100            73            14             0            0             0             0
       12/25/2009         100           100            58             1             0            0             0             0
       12/25/2010         100           100            43             0             0            0             0             0
       12/25/2011         100           100            29             0             0            0             0             0
       12/25/2012         100            89            16             0             0            0             0             0
       12/25/2013         100            76             5             0             0            0             0             0
       12/25/2014         100            63             0             0             0            0             0             0
       12/25/2015         100            50             0             0             0            0             0             0
       12/25/2016         100            38             0             0             0            0             0             0
       12/25/2017         100            27             0             0             0            0             0             0
       12/25/2018         100            16             0             0             0            0             0             0
       12/25/2019         100             5             0             0             0            0             0             0
       12/25/2020         100             0             0             0             0            0             0             0
       12/25/2021         100             0             0             0             0            0             0             0
       12/25/2022         100             0             0             0             0            0             0             0
       12/25/2023         100             0             0             0             0            0             0             0
       12/25/2024          80             0             0             0             0            0             0             0
       12/25/2025          45             0             0             0             0            0             0             0
       12/25/2026           5             0             0             0             0            0             0             0
       12/25/2027           0             0             0             0             0            0             0             0
       12/25/2028           0             0             0             0             0            0             0             0
       12/25/2029           0             0             0             0             0            0             0             0
       12/25/2030           0             0             0             0             0            0             0             0
       12/25/2031           0             0             0             0             0            0             0             0

  PPC FIXED%                0            35            60            90           110          140           175           200
  PPC ARM %                 0            25            50            75           100          125           150           175


--------------------------------------------------------------------------------
                                      20

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on assumptions regarding market conditions and other matters as reflected therein and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

TO MATURITY
-----------

      PERCENTAGE OF INITIAL CLASS A-5F CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

       DATES          SCENARIO 1    SCENARIO 2    SCENARIO 3    SCENARIO 4   SCENARIO 5    SCENARIO 6    SCENARIO 7    SCENARIO 8
      ----------      ----------    ----------    ----------    ----------   ----------    ----------    ----------    ----------
       12/1/2000          100           100           100           100           100          100           100           100
      12/25/2001          100           100           100           100           100          100           100           100
      12/25/2002          100           100           100           100           100          100           100           100
      12/25/2003          100           100           100           100           100          100           100           100
      12/25/2004          100           100           100           100           100          100            98            65
      12/25/2005          100           100           100           100           100          100            56            31
      12/25/2006          100           100           100           100           100           73            34            16
      12/25/2007          100           100           100           100            96           52            21             9
      12/25/2008          100           100           100           100            82           44            18             8
      12/25/2009          100           100           100           100            66           33            12             4
      12/25/2010          100           100           100            84            52           23             7             1
      12/25/2011          100           100           100            69            40           15             3             0
      12/25/2012          100           100           100            56            30           10             1             0
      12/25/2013          100           100           100            44            22            6             0             0
      12/25/2014          100           100            92            35            16            3             0             0
      12/25/2015          100           100            79            27            11            1             0             0
      12/25/2016          100           100            67            20             7            0             0             0
      12/25/2017          100           100            56            15             5            0             0             0
      12/25/2018          100           100            47            11             3            0             0             0
      12/25/2019          100           100            38             8             1            0             0             0
      12/25/2020          100            93            30             5             0            0             0             0
      12/25/2021          100            79            23             3             0            0             0             0
      12/25/2022          100            65            18             1             0            0             0             0
      12/25/2023          100            52            13             0             0            0             0             0
      12/25/2024          100            39             8             0             0            0             0             0
      12/25/2025          100            27             4             0             0            0             0             0
      12/25/2026          100            14             1             0             0            0             0             0
      12/25/2027           40             3             0             0             0            0             0             0
      12/25/2028            0             0             0             0             0            0             0             0
      12/25/2029            0             0             0             0             0            0             0             0
      12/25/2030            0             0             0             0             0            0             0             0
      12/25/2031            0             0             0             0             0            0             0             0

  PPC FIXED%                0            35            60            90           110          140           175           200
  PPC ARM %                 0            25            50            75           100          125           150           175

--------------------------------------------------------------------------------
                                       21

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on assumptions regarding market conditions and other matters as reflected therein and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

TO MATURITY
-----------

      PERCENTAGE OF INITIAL CLASS A-6F CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

       DATES          SCENARIO 1    SCENARIO 2    SCENARIO 3    SCENARIO 4   SCENARIO 5    SCENARIO 6    SCENARIO 7    SCENARIO 8
      ----------      ----------    ----------    ----------    ----------   ----------    ----------    ----------    ----------
       12/1/2000          100           100           100           100           100          100           100           100
      12/25/2001          100           100           100           100           100          100           100           100
      12/25/2002          100           100           100           100           100          100           100           100
      12/25/2003          100           100           100           100           100          100           100           100
      12/25/2004          100            96            94            91            89           86            82            79
      12/25/2005           99            93            88            83            79           74            68            63
      12/25/2006           98            86            78            70            65           56            48            41
      12/25/2007           97            79            68            57            50           40            30            22
      12/25/2008           93            60            44            30            22           14             6             4
      12/25/2009           89            45            29            15            10            4             1             0
      12/25/2010           84            35            18             8             4            1             0             0
      12/25/2011           79            26            12             4             2            0             0             0
      12/25/2012           73            20             7             2             1            0             0             0
      12/25/2013           68            14             5             1             0            0             0             0
      12/25/2014           61            11             3             0             0            0             0             0
      12/25/2015           55             8             2             0             0            0             0             0
      12/25/2016           49             5             1             0             0            0             0             0
      12/25/2017           42             4             1             0             0            0             0             0
      12/25/2018           35             3             0             0             0            0             0             0
      12/25/2019           29             2             0             0             0            0             0             0
      12/25/2020           23             1             0             0             0            0             0             0
      12/25/2021           17             1             0             0             0            0             0             0
      12/25/2022           12             0             0             0             0            0             0             0
      12/25/2023            7             0             0             0             0            0             0             0
      12/25/2024            4             0             0             0             0            0             0             0
      12/25/2025            2             0             0             0             0            0             0             0
      12/25/2026            0             0             0             0             0            0             0             0
      12/25/2027            0             0             0             0             0            0             0             0
      12/25/2028            0             0             0             0             0            0             0             0
      12/25/2029            0             0             0             0             0            0             0             0
      12/25/2030            0             0             0             0             0            0             0             0
      12/25/2031            0             0             0             0             0            0             0             0

  PPC FIXED%                0            35            60            90           110          140           175           200
  PPC ARM %                 0            25            50            75           100          125           150           175

--------------------------------------------------------------------------------
                                       22

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on assumptions regarding market conditions and other matters as reflected therein and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

TO MATURITY
-----------

      PERCENTAGE OF INITIAL CLASS A-V1 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

       DATES          SCENARIO 1    SCENARIO 2    SCENARIO 3    SCENARIO 4   SCENARIO 5    SCENARIO 6    SCENARIO 7    SCENARIO 8
      ----------      ----------    ----------    ----------    ----------   ----------    ----------    ----------    ----------
        12/1/2000         100           100           100           100           100          100           100           100
       12/25/2001          97            94            91            88            85           81            78            75
       12/25/2002          95            84            74            65            56           47            39            32
       12/25/2003          94            76            60            47            36           26            19            13
       12/25/2004          94            69            49            34            23           15             9             5
       12/25/2005          93            62            40            25            15            8             4             2
       12/25/2006          93            56            33            18            10            5             2             0
       12/25/2007          92            50            27            13             6            2             1             0
       12/25/2008          91            45            22            10             4            1             0             0
       12/25/2009          90            41            18             7             2            0             0             0
       12/25/2010          89            37            15             5             1            0             0             0
       12/25/2011          88            33            12             4             1            0             0             0
       12/25/2012          87            30            10             3             0            0             0             0
       12/25/2013          86            27             8             2             0            0             0             0
       12/25/2014          84            24             6             1             0            0             0             0
       12/25/2015          82            22             5             1             0            0             0             0
       12/25/2016          80            19             4             0             0            0             0             0
       12/25/2017          78            17             3             0             0            0             0             0
       12/25/2018          75            15             2             0             0            0             0             0
       12/25/2019          72            13             2             0             0            0             0             0
       12/25/2020          69            12             1             0             0            0             0             0
       12/25/2021          65            10             1             0             0            0             0             0
       12/25/2022          60             8             1             0             0            0             0             0
       12/25/2023          55             7             0             0             0            0             0             0
       12/25/2024          50             6             0             0             0            0             0             0
       12/25/2025          43             5             0             0             0            0             0             0
       12/25/2026          36             3             0             0             0            0             0             0
       12/25/2027          29             2             0             0             0            0             0             0
       12/25/2028          20             1             0             0             0            0             0             0
       12/25/2029          10             0             0             0             0            0             0             0
       12/25/2030           0             0             0             0             0            0             0             0
       12/25/2031           0             0             0             0             0            0             0             0

  PPC FIXED%                0            35            60            90           110          140           175           200
  PPC ARM %                 0            25            50            75           100          125           150           175

--------------------------------------------------------------------------------
                                       23

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on assumptions regarding market conditions and other matters as reflected therein and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

TO MATURITY
-----------

      PERCENTAGE OF INITIAL CLASS A-V2 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

       DATES          SCENARIO 1    SCENARIO 2    SCENARIO 3    SCENARIO 4   SCENARIO 5    SCENARIO 6    SCENARIO 7    SCENARIO 8
      ----------      ----------    ----------    ----------    ----------   ----------    ----------    ----------    ----------
        12/1/2000         100           100           100           100           100          100           100           100
       12/25/2001          97            94            91            88            85           81            78            75
       12/25/2002          95            84            74            65            56           47            39            32
       12/25/2003          94            76            60            47            36           26            19            13
       12/25/2004          94            69            49            34            23           15             9             5
       12/25/2005          93            62            40            25            15            8             4             2
       12/25/2006          93            56            33            18            10            5             2             0
       12/25/2007          92            50            27            13             6            2             1             0
       12/25/2008          91            45            22            10             4            1             0             0
       12/25/2009          90            41            18             7             2            0             0             0
       12/25/2010          89            37            15             5             1            0             0             0
       12/25/2011          88            33            12             4             1            0             0             0
       12/25/2012          87            30            10             3             0            0             0             0
       12/25/2013          85            27             8             2             0            0             0             0
       12/25/2014          84            24             6             1             0            0             0             0
       12/25/2015          82            21             5             1             0            0             0             0
       12/25/2016          80            19             4             0             0            0             0             0
       12/25/2017          77            17             3             0             0            0             0             0
       12/25/2018          75            15             2             0             0            0             0             0
       12/25/2019          71            13             2             0             0            0             0             0
       12/25/2020          68            11             1             0             0            0             0             0
       12/25/2021          64            10             1             0             0            0             0             0
       12/25/2022          59             8             1             0             0            0             0             0
       12/25/2023          54             7             0             0             0            0             0             0
       12/25/2024          48             6             0             0             0            0             0             0
       12/25/2025          42             4             0             0             0            0             0             0
       12/25/2026          35             3             0             0             0            0             0             0
       12/25/2027          27             2             0             0             0            0             0             0
       12/25/2028          18             1             0             0             0            0             0             0
       12/25/2029           8             0             0             0             0            0             0             0
       12/25/2030           0             0             0             0             0            0             0             0
       12/25/2031           0             0             0             0             0            0             0             0

  PPC FIXED%                0            35            60            90           110          140           175           200
  PPC ARM %                 0            25            50            75           100          125           150           175

--------------------------------------------------------------------------------
                                       24

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on assumptions regarding market conditions and other matters as reflected therein and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                     SCHEDULE OF AVAILABLE FUNDS CAP RATES


                DATE                               LOAN GROUP II CAP                             LOAN GROUP III CAP
-------------------------------------------------------------------------------------------------------------------
                                                       ACTUAL/360                                    ACTUAL/360
                12/25/00                                   -                                              -
               1/25/2001                                   7.56%                                         7.58%
               2/25/2001                                   8.67                                          8.70
               3/25/2001                                   8.67                                          8.70
               4/25/2001                                   8.67                                          8.70
               5/25/2001                                   8.67                                          8.71
               6/25/2001                                   8.67                                          8.71
               7/25/2001                                   8.67                                          8.71
               8/25/2001                                   8.67                                          8.71
               9/25/2001                                   8.67                                          8.71
              10/25/2001                                   8.68                                          8.71
              11/25/2001                                   8.68                                          8.71
              12/25/2001                                   8.68                                          8.71
               1/25/2002                                   8.68                                          8.71
               2/25/2002                                   8.68                                          8.71
               3/25/2002                                   8.68                                          8.71
               4/25/2002                                   8.68                                          8.71
               5/25/2002                                   8.68                                          8.72
               6/25/2002                                   8.68                                          8.72
               7/25/2002                                   8.68                                          8.72
               8/25/2002                                   8.68                                          8.72
               9/25/2002                                   8.68                                          8.72
              10/25/2002                                   8.68                                          8.72
              11/25/2002                                   8.68                                          8.72
              12/25/2002                                   9.41                                          9.80
               1/25/2003                                   9.41                                          9.80
               2/25/2003                                   9.46                                          9.87
               3/25/2003                                   9.70                                         10.23
               4/25/2003                                   9.70                                         10.23
               5/25/2003                                   9.70                                         10.23
               6/25/2003                                   9.95                                         10.61
               7/25/2003                                   9.95                                         10.61
               8/25/2003                                   9.96                                         10.63
               9/25/2003                                  10.04                                         10.75

-------------------------------------------------------------------------------
                                       25

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on assumptions regarding market conditions and other matters as reflected therein and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                      SCHEDULE OF AVAILABLE FUNDS CAP RATES


                DATE                               LOAN GROUP II CAP                             LOAN GROUP III CAP
-------------------------------------------------------------------------------------------------------------------
                                                       ACTUAL/360                                    ACTUAL/360
              10/25/2003                                  10.04%                                        10.75%
              11/25/2003                                  10.79                                         11.31
              12/25/2003                                  11.04                                         11.69
               1/25/2004                                  13.03                                         13.50
               2/25/2004                                  13.21                                         13.67
               3/25/2004                                  14.73                                         15.12
               4/25/2004                                  13.78                                         14.15
               5/25/2004                                  14.51                                         14.83
               6/25/2004                                  14.30                                         14.74
               7/25/2004                                  15.01                                         15.39
               8/25/2004                                  14.59                                         14.96
               9/25/2004                                  14.83                                         15.21
              10/25/2004                                  15.33                                         15.71
              11/25/2004                                  15.10                                         15.40
              12/25/2004                                  15.61                                         15.97
               1/25/2005                                  15.32                                         15.60
               2/25/2005                                  15.37                                         15.65
               3/25/2005                                  17.20                                         17.45
               4/25/2005                                  15.53                                         15.76
               5/25/2005                                  16.33                                         16.49
               6/25/2005                                  15.80                                         15.96
               7/25/2005                                  16.55                                         16.65
               8/25/2005                                  16.07                                         16.16
               9/25/2005                                  16.23                                         16.27
              10/25/2005                                  16.77                                         16.81
              11/25/2005                                  16.24                                         16.28
              12/25/2005                                  16.78                                         16.82
               1/25/2006                                  16.24                                         16.28
               2/25/2006                                  16.24                                         16.28
               3/25/2006                                  17.98                                         18.03
               4/25/2006                                  16.24                                         16.28
               5/25/2006                                  16.78                                         16.82
               6/25/2006                                  16.24                                         16.28
               7/25/2006                                  16.78                                         16.82

-------------------------------------------------------------------------------
                                       26

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on assumptions regarding market conditions and other matters as reflected therein and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.


                      SCHEDULE OF AVAILABLE FUNDS CAP RATES



                DATE                               LOAN GROUP II CAP                             LOAN GROUP III CAP
-------------------------------------------------------------------------------------------------------------------
                                                       ACTUAL/360                                    ACTUAL/360
                8/25/2006                                 16.24%                                        16.28%
                9/25/2006                                 16.24                                         16.28
               10/25/2006                                 16.78                                         16.82
               11/25/2006                                 16.24                                         16.28
               12/25/2006                                 16.78                                         16.82
                1/25/2007                                 16.24                                         16.28
                2/25/2007                                 16.24                                         16.28
                3/25/2007                                 17.98                                         18.03
                4/25/2007                                 16.24                                         16.28
                5/25/2007                                 16.78                                         16.82
                6/25/2007                                 16.24                                         16.28
                7/25/2007                                 16.78                                         16.82
                8/25/2007                                 16.24                                         16.28
                9/25/2007                                 16.24                                         16.28
               10/25/2007                                 16.78                                         16.82
               11/25/2007                                 16.24                                         16.28
               12/25/2007                                 16.78                                         16.82
                1/25/2008                                 16.24                                         16.28
                2/25/2008                                 16.24                                         16.28
                3/25/2008                                 17.36                                         17.40
                4/25/2008                                 16.24                                         16.28
                5/25/2008                                 16.78                                         16.82
                6/25/2008                                 16.28                                         16.32
                7/25/2008                                 16.88                                         16.93
                8/25/2008                                 16.40                                         16.44
                9/25/2008                                 16.46                                         16.51
               10/25/2008                                 17.08                                         17.13
               11/25/2008                                 16.60                                         16.65
               12/25/2008                                 17.22                                         17.28
                1/25/2009                                 16.75                                         16.80
                2/25/2009                                 16.83                                         16.88
                3/25/2009                                 18.72                                         18.78
                4/25/2009                                 17.00                                         17.05
                5/25/2009                                 17.66                                         17.71

-------------------------------------------------------------------------------
                                       27

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on assumptions regarding market conditions and other matters as reflected therein and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.


                      SCHEDULE OF AVAILABLE FUNDS CAP RATES

                DATE                               LOAN GROUP II CAP                             LOAN GROUP III CAP
-------------------------------------------------------------------------------------------------------------------
                                                       ACTUAL/360                                    ACTUAL/360
               6/25/2009                                  17.18%                                        17.24%
               7/25/2009                                  17.86                                         17.92
               8/25/2009                                  17.39                                         17.45
               9/25/2009                                  17.50                                         17.56
              10/25/2009                                  18.21                                         18.27
              11/25/2009                                  17.74                                         17.80
              12/25/2009                                  18.47                                         18.53
               1/25/2010                                  18.01                                         18.07
               2/25/2010                                  18.15                                         18.21
               3/25/2010                                  20.26                                         20.33
               4/25/2010                                  18.46                                         18.52
               5/25/2010                                  19.25                                         19.32
               6/25/2010                                  18.81                                         18.87
               7/25/2010                                  19.63                                         19.70
               8/25/2010                                  19.19                                         19.26
               9/25/2010                                  19.40                                         19.47
              10/25/2010                                  20.28                                         20.36
              11/25/2010                                  19.86                                         19.94
              12/25/2010                                  20.79                                         20.86
               1/25/2011                                  20.38                                         20.46
               2/25/2011                                  20.67                                         20.75
               3/25/2011                                  23.22                                         23.31
               4/25/2011                                  21.30                                         21.39
               5/25/2011                                  22.37                                         22.46
               6/25/2011                                  22.02                                         22.12
               7/25/2011                                  23.17                                         23.27
               8/25/2011                                  22.85                                         22.96
               9/25/2011                                  23.32                                         23.43
              10/25/2011                                  24.62                                         24.74
              11/25/2011                                  24.37                                         24.49
              12/25/2011                                  25.79                                         25.93
               1/25/2012                                  25.61                                         25.74
               2/25/2012                                  26.31                                         26.46
               3/25/2012                                  28.96                                         29.12

-------------------------------------------------------------------------------
                                       28

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on assumptions regarding market conditions and other matters as reflected therein and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.


                      SCHEDULE OF AVAILABLE FUNDS CAP RATES

                DATE                               LOAN GROUP II CAP                             LOAN GROUP III CAP
-------------------------------------------------------------------------------------------------------------------
                                                       ACTUAL/360                                    ACTUAL/360
               4/25/2012                                  27.94%                                        28.11%
               5/25/2012                                  29.85                                         30.03
               6/25/2012                                  29.93                                         30.13
               7/25/2012                                  32.14                                         32.36
               8/25/2012                                  32.41                                         32.65
               9/25/2012                                  33.90                                         34.16
              10/25/2012                                  36.77                                         37.07
              11/25/2012                                  37.53                                         37.86
              12/25/2012                                  41.10                                         41.49
               1/25/2013                                  42.40                                         42.84
               2/25/2013                                  45.53                                         46.04
               3/25/2013                                  54.58                                         55.26
               4/25/2013                                  53.92                                         54.67
               5/25/2013                                  61.72                                         62.70
               6/25/2013                                  67.24                                         68.47
               7/25/2013                                  79.91                                         81.62
               8/25/2013                                  91.56                                         93.95
               9/25/2013                                 113.16                                        116.92
              10/25/2013                                 154.78                                        161.85
              11/25/2013                                 225.42                                        241.73
              12/25/2013                                 488.83                                        571.99

-------------------------------------------------------------------------------
                                       29

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on assumptions regarding market conditions and other matters as reflected therein and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                     FIXED RATE GROUP I - COLLATERAL SUMMARY


-------------------------------------------------------------------------------------------------------------------------
                                                         FIXED RATE GROUP I
-------------------------------------------------------------------------------------------------------------------------
NUMBER OF MORTGAGE LOANS                                                              1,515
TOTAL OUTSTANDING PRINCIPAL BALANCE                                         $113,237,743.46
AVERAGE PRINCIPAL BALANCE                                                        $74,744.39    $8,228.58 - $479,885.25
WEIGHTED AVERAGE MORTGAGE COUPON RATE                                               10.908%    7.63% - 16.83%
WEIGHTED AVERAGE ORIGINAL TERM (MOS.)                                                   332
WEIGHTED AVERAGE REMAINING TERM (MOS.)                                                  332    22 - 360
WEIGHTED AVERAGE FICO                                                                 590.1
WEIGHTED AVERAGE CLTV                                                                 73.05    6.00% - 100.00%
WEIGHTED AVERAGE JUNIOR LIEN RATIO                                                   28.08%    (for second liens only)
PREPAYMENT PENALTY
         YES                                                                         66.80%
         NO                                                                          33.20%
-------------------------------------------------------------------------------------------------------------------------





                               FIXED RATE GROUP I
                             GEOGRAPHIC DISTRIBUTION


                                                                            AGGREGATE               % OF AGGREGATE
                                             NUMBER OF                      PRINCIPAL                  PRINCIPAL
STATE                                      MORTGAGE LOANS                    BALANCE                    BALANCE
---------------------------------------------------------------------------------------------------------------------
California                                       205                       $24,267,589.53                 21.43%
Texas                                            234                        14,580,851.56                 12.88
New York                                         102                         8,873,145.30                  7.84
Michigan                                         125                         7,321,160.51                  6.47
Florida                                          108                         7,034,108.58                  6.21
Ohio                                              96                         6,578,700.91                  5.81
Illinois                                          60                         4,651,670.28                  4.11
Missouri                                          59                         3,122,840.22                  2.76
Iowa                                              50                         2,836,596.33                  2.50
Pennsylvania                                      48                         2,519,045.80                  2.22
Other                                            428                        31,452,034.44                 27.78
---------------------------------------------------------------------------------------------------------------------

TOTAL:                                         1,515                       $  113,237,743                100.00%



  The mortgaged properties in the Fixed Rate Group are located in a total of 43 states and the District of Columbia




--------------------------------------------------------------------------------
                                       30

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on assumptions regarding market conditions and other matters as reflected therein and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                               FIXED RATE GROUP I
                           DISTRIBUTION OF CLTV RATIOS


                                                                            AGGREGATE               % OF AGGREGATE
RANGE OF                                     NUMBER OF                      PRINCIPAL                  PRINCIPAL
CLTV RATIOS                                MORTGAGE LOANS                    BALANCE                    BALANCE
---------------------------------------------------------------------------------------------------------------------
0.01 - 60.00%                                    307                      $ 15,773,077.20                 13.93%
60.01 - 70.00                                    320                        22,753,476.58                 20.09
70.01 - 75.00                                    246                        18,292,565.01                 16.15
75.01 - 80.00                                    434                        38,675,528.80                 34.15
80.01 - 85.00                                    101                         8,979,889.20                  7.93
85.01 - 90.00                                     79                         6,617,103.44                  5.84
90.01 - 95.00                                     19                         1,308,060.90                  1.16
95.01 - 100.00                                     9                           838,042.33                  0.74
---------------------------------------------------------------------------------------------------------------------

TOTAL:                                         1,515                      $113,237,743.46                100.00%



Minimum CLTV:   6.00%
Maximum CLTV:   100.00%
Weighted Average CLTV:   73.05%




                                                     FIXED RATE GROUP I
                                             DISTRIBUTION BY AMORTIZATION TYPE


                                                                              AGGREGATE                  % OF AGGREGATE
                                               NUMBER OF                      PRINCIPAL                    PRINCIPAL
AMORTIZATION TYPE                           MORTGAGE LOANS                     BALANCE                      BALANCE
-----------------------------------------------------------------------------------------------------------------------------
Balloon                                              2                         $103,540.12                    0.09%
Fully Amortizing                                 1,513                      113,134,203.34                   99.91
-----------------------------------------------------------------------------------------------------------------------------

TOTAL:                                           1,515                     $113,237,743.46                  100.00%





--------------------------------------------------------------------------------
                                       31

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on assumptions regarding market conditions and other matters as reflected therein and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                                  FIXED RATE GROUP I
                                      DISTRIBUTION OF REMAINING TERM TO MATURITY


RANGE OF                                                                      AGGREGATE                  % OF AGGREGATE
REMAINING TERM                                 NUMBER OF                      PRINCIPAL                    PRINCIPAL
TO MATURITY                                 MORTGAGE LOANS                     BALANCE                      BALANCE
-----------------------------------------------------------------------------------------------------------------------------
1 - 60                                               1                         $65,040.12                     0.06%
61 - 120                                            18                         615,023.56                     0.54
121 - 180                                          292                      13,982,562.48                    12.35
181 - 240                                           59                       3,668,193.41                     3.24
241 - 300                                            1                         121,907.89                     0.11
301 - 360                                        1,144                      94,785,016.00                    83.70
-----------------------------------------------------------------------------------------------------------------------------

TOTAL:                                           1,515                    $113,237,743.46                   100.00%



Minimum Remaining Term:    22 months
Maximum Remaining Term:   360 months
Weighted Average Remaining Term:   332 months




                                                     FIXED RATE GROUP I
                                             DISTRIBUTION OF PRINCIPAL BALANCE


                                                                               AGGREGATE                 % OF AGGREGATE
RANGE OF                                       NUMBER OF                       PRINCIPAL                    PRINCIPAL
PRINCIPAL BALANCES                           MORTGAGE LOANS                     BALANCE                      BALANCE
-----------------------------------------------------------------------------------------------------------------------------
$1 - $25,000                                         95                    $  1,915,889.41                      1.69%
25,001 - 50,000                                     522                      19,932,568.22                     17.60
50,001 - 75,000                                     367                      22,517,931.56                     19.89
75,001 - 100,000                                    209                      18,133,110.96                     16.01
100,001 - 150,000                                   200                      23,808,070.95                     21.02
150,001 - 200,000                                    64                      11,126,904.58                      9.83
200,001 - 250,000                                    31                       6,925,463.04                      6.12
250,001 - 300,000                                    11                       2,917,543.42                      2.58
300,001 - 350,000                                     9                       3,000,568.66                      2.65
350,001 - 500,000                                     7                       2,959,692.66                      2.61
-----------------------------------------------------------------------------------------------------------------------------

TOTAL:                                            1,515                    $113,237,743.46                    100.00%



Minimum Principal Balance:    $8,228.58
Maximum Principal Balance:   $479,885.25
Average Principal Balance:   $74,744.39


--------------------------------------------------------------------------------
                                       32

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on assumptions regarding market conditions and other matters as reflected therein and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                                     FIXED RATE GROUP I

                                       DISTRIBUTION OF CURRENT MORTGAGE COUPON RATES


                                                                              AGGREGATE                  % OF AGGREGATE
RANGE OF                                       NUMBER OF                      PRINCIPAL                    PRINCIPAL
MORTGAGE COUPON RATES                       MORTGAGE LOANS                     BALANCE                      BALANCE
-----------------------------------------------------------------------------------------------------------------------------

7.001 - 8.000                                      2                          $227,895.32                       0.20%
8.001 - 9.000                                     83                         9,454,054.12                       8.35
9.001 - 10.000                                   300                        29,741,047.61                      26.26
10.001 - 11.000                                  407                        29,585,839.98                      26.13
11.001 - 12.000                                  303                        20,724,540.00                      18.30
12.001 - 13.000                                  226                        14,164,826.41                      12.51
13.001 - 14.000                                  121                         5,810,067.72                       5.13
14.001 - 15.000                                   58                         2,982,457.87                       2.63
15.001 - 16.000                                   10                           382,314.43                       0.34
16.001 - 17.000                                    5                           164,700.00                       0.15
-----------------------------------------------------------------------------------------------------------------------------

TOTAL:                                         1,515                      $113,237,743.46                     100.00%

Minimum Mortgage Coupon Rate:    7.625%
Maximum Mortgage Coupon Rate:   16.830%
Weighted Average Mortgage Coupon Rate:   10.908%







--------------------------------------------------------------------------------
                                       33

      This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on assumptions regarding market conditions and other matters as reflected therein and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                               FIXED RATE GROUP I

             DISTRIBUTION OF JUNIOR LIEN RATIOS (JUNIOR LIENS ONLY)


                                                                            AGGREGATE                 % OF AGGREGATE
RANGE OF                                     NUMBER OF                      PRINCIPAL                    PRINCIPAL
JUNIOR LIEN RATIOS                        MORTGAGE LOANS                     BALANCE                      BALANCE
-------------------------------------------------------------------------------------------------------------------------

10.01 - 20.00                                    17                        $397,620.60                      53.96%
20.01 - 30.00                                     3                          92,815.21                      12.60
30.01 - 40.00                                     3                         165,585.26                      22.47
70.01 - 80.00                                     1                          65,040.12                       8.83
80.01 - 90.00                                     1                          15,840.46                       2.15
-------------------------------------------------------------------------------------------------------------------------

TOTAL:                                           25                        $736,901.65                     100.00%

Minimum Junior Lien Ratio:    10.57%
Maximum Junior Lien Ratio:   83.33%
Weighted Average Junior Lien Ratio:   28.08%



                            FIXED RATE GROUP I

                       DISTRIBUTION OF PROPERTY TYPES

                                                                              AGGREGATE                  % OF AGGREGATE
                                               NUMBER OF                      PRINCIPAL                    PRINCIPAL
PROPERTY TYPE                               MORTGAGE LOANS                     BALANCE                      BALANCE
-----------------------------------------------------------------------------------------------------------------------------

Single Family Residence                          1,372                     $102,677,574.91                   90.67%
Two to Four Family Home                             81                        6,348,469.03                    5.60
Condo / Townhouse                                   52                        3,479,735.37                    3.07
Manufactured Housing                                10                          731,964.15                    0.65
-----------------------------------------------------------------------------------------------------------------------------

TOTAL:                                           1,515                    $ 113,237,743.46                  100.00%




--------------------------------------------------------------------------------
                                       34

      This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on assumptions regarding market conditions and other matters as reflected therein and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                               FIXED RATE GROUP I

                         DISTRIBUTION OF OCCUPANCY STATUS


                                                                              AGGREGATE                  % OF AGGREGATE
                                               NUMBER OF                      PRINCIPAL                    PRINCIPAL
OCCUPANCY STATUS                            MORTGAGE LOANS                     BALANCE                      BALANCE
-----------------------------------------------------------------------------------------------------------------------------

Owner Occupied                                   1,379                     $105,368,106.40                   93.05%
Non-Owner Occupied                                 136                        7,869,637.06                    6.95
-----------------------------------------------------------------------------------------------------------------------------

TOTAL:                                           1,515                     $113,237,743.46                  100.00%


       Owner Occupied properties include vacation homes and second homes


                                  FIXED RATE GROUP I
                                  ------------------
                               DISTRIBUTION OF SEASONING
                               -------------------------

                                                                                AGGREGATE                  % OF AGGREGATE
RANGE OF MONTHS ELAPSED                         NUMBER OF                       PRINCIPAL                    PRINCIPAL
SINCE ORIGINATION                            MORTGAGE LOANS                      BALANCE                      BALANCE
-------------------------------------------------------------------------------------------------------------------------------

0                                                     960                     $69,478,830.39                     61.36%
1 - 6                                                 531                      42,907,487.65                    37.89
7 - 12                                                 22                         774,915.83                     0.68
Greater than 12                                         2                          76,509.59                     0.07
-------------------------------------------------------------------------------------------------------------------------------

TOTAL:                                              1,515                    $113,237,743.46                    100.00%

Minimum Seasoning:    0 months
Maximum Seasoning:   98 months
Weighted Average Seasoning:   0.6 months




--------------------------------------------------------------------------------
                                       35

      This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on assumptions regarding market conditions and other matters as reflected therein and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                         ARM GROUP II - COLLATERAL SUMMARY

--------------------------------------------------------------------------------------------------------------------------------
                                                       ARM GROUP II
--------------------------------------------------------------------------------------------------------------------------------
NUMBER OF MORTGAGE LOANS                                                            1,996
TOTAL OUTSTANDING PRINCIPAL BALANCE                                       $202,966,482.96
AVERAGE PRINCIPAL BALANCE                                                     $101,686.61    $10,200.00 - $367,200.00
WEIGHTED AVERAGE MORTGAGE COUPON RATE                                             10.665%    7.750% - 16.700%
WEIGHTED AVERAGE MARGIN                                                            6.237%    2.94% 9.75%
WEIGHTED AVERAGE ORIGINAL TERM (MOS.)                                                 359
WEIGHTED AVERAGE REMAINING TERM (MOS.)                                                358    179 - 360
WEIGHTED AVERAGE FICO                                                               585.5
WEIGHTED AVERAGE MAXIMUM COUPON RATE                                              16.668%    13.750% - 22.700%
WEIGHTED AVERAGE MINIMUM COUPON RATE                                              10.665%    7.750% - 16.700%
WEIGHTED AVERAGE LTV                                                               78.62%    6.50% - 100.00%
LIEN POSITION
         FIRST                                                                    100.00%
PREPAYMENT PENALTY
         YES                                                                       88.80%
         NO                                                                        11.20%
--------------------------------------------------------------------------------------------------------------------------------

                                                         ARM GROUP II
                                                   GEOGRAPHIC DISTRIBUTION

                                                                               AGGREGATE                  % OF AGGREGATE
                                               NUMBER OF                       PRINCIPAL                     PRINCIPAL
STATE                                       MORTGAGE LOANS                      BALANCE                       BALANCE
-------------------------------------------------------------------------------------------------------------------------------
California                                        342                        $52,287,549.34                     25.76%
Florida                                           303                         27,314,644.92                     13.46
Washington                                         74                          9,539,684.96                      4.70
Ohio                                              110                          8,117,842.24                      4.00
Hawaii                                             40                          7,865,289.77                      3.88
Minnesota                                          76                          7,362,797.55                      3.63
Texas                                              84                          7,334,316.17                      3.61
Illinois                                           65                          6,201,860.76                      3.06
Michigan                                           78                          5,942,057.67                      2.93
New York                                           56                          5,881,876.37                      2.90
Other                                             768                         65,118,563.21                     32.08
-------------------------------------------------------------------------------------------------------------------------------

TOTAL:                                          1,996                       $202,966,482.96                    100.00%

      The mortgaged properties in the ARM Group are located in 44 states and the District of Columbia


--------------------------------------------------------------------------------
                                      36

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on assumptions regarding market conditions and other matters as reflected therein and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                                         ARM GROUP II
                                                  DISTRIBUTION OF LTV RATIOS

                                                                                AGGREGATE                  % OF AGGREGATE
RANGE OF                                       NUMBER OF                        PRINCIPAL                    PRINCIPAL
LTV RATIOS                                   MORTGAGE LOANS                      BALANCE                      BALANCE
-------------------------------------------------------------------------------------------------------------------------------
0.01 - 60.00%                                      137                       $10,258,660.80                      5.05%
60.01 - 70.00                                      338                        31,757,340.40                    15.65
70.01 - 75.00                                      388                        35,162,375.34                    17.32
75.01 - 80.00                                      548                         60,526,076.8                    29.82
80.01 - 85.00                                      143                        15,976,324.35                     7.87
85.01 - 90.00                                      311                        34,723,281.81                    17.11
90.01 - 95.00                                      125                        13,688,587.79                     6.74
95.01 - 100.00                                       6                           873,835.63                     0.43
-------------------------------------------------------------------------------------------------------------------------------

TOTAL:                                           1,996                      $202,966,482.96                     100.00%

Minimum LTV:    6.50%
Maximum LTV:   100.00%
Weighted Average LTV:   78.62%


                                                   ARM GROUP II
                                      DISTRIBUTION OF REMAINING TERM TO MATURITY

                                                                                AGGREGATE                  % OF AGGREGATE
RANGE OF REMAINING TERM                        NUMBER OF                        PRINCIPAL                    PRINCIPAL
TO MATURITY                                  MORTGAGE LOANS                      BALANCE                      BALANCE
-------------------------------------------------------------------------------------------------------------------------------
121 - 180                                          15                         $1,144,513.04                      0.56%
181 - 240                                           4                            347,094.41                      0.17
301 - 360                                       1,977                        201,474,875.51                     99.27

-------------------------------------------------------------------------------------------------------------------------------

TOTAL:                                          1,996                       $202,966,482.96                    100.00%

Minimum Remaining Term:    179 months
Maximum Remaining Term:   360 months
Weighted Average Remaining Term:   357.9 months


--------------------------------------------------------------------------------
                                      37

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on assumptions regarding market conditions and other matters as reflected therein and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                                         ARM GROUP II
                                              DISTRIBUTION OF PRINCIPAL BALANCE

                                                                                AGGREGATE                  % OF AGGREGATE
RANGE OF                                        NUMBER OF                       PRINCIPAL                    PRINCIPAL
PRINCIPAL BALANCES                           MORTGAGE LOANS                      BALANCE                      BALANCE
-------------------------------------------------------------------------------------------------------------------------------
$1 - $25,000                                        25                         $537,220.61                       0.26%
25,001 - 50,000                                    339                       13,366,219.31                       6.59
50,001 - 75,000                                    448                       28,083,979.53                      13.84
75,001 - 100,000                                   329                       28,754,050.33                      14.17
100,001 - 150,000                                  473                       57,461,047.24                      28.31
150,001 - 200,000                                  237                       40,797,459.16                      20.10
200,001 - 250,000                                  120                       26,763,749.47                      13.19
250,001 - 300,000                                   17                        4,523,168.97                       2.23
300,001 - 350,000                                    6                        1,954,788.34                       0.96
350,001 - 400,000                                    2                          724,800.00                       0.36
-------------------------------------------------------------------------------------------------------------------------------

TOTAL:                                           1,996                     $202,966,482.96                     100.00%

Minimum Principal Balance:    $10,200.00
Maximum Principal Balance:   $367,200.00
Average Principal Balance:   $101,686.61


                                                        ARM GROUP II
                                               DISTRIBUTION OF PROPERTY TYPES

                                                                              AGGREGATE                  % OF AGGREGATE
                                               NUMBER OF                      PRINCIPAL                    PRINCIPAL
PROPERTY TYPE                               MORTGAGE LOANS                     BALANCE                      BALANCE
-----------------------------------------------------------------------------------------------------------------------------
Single Family                                    1,749                   $177,839,983.36                      87.62%
Condos /Townhouses                                 133                     12,627,913.03                       6.23
Two to Four Family Home                            107                     11,938,181.32                       5.88
Manufactured Housing                                 7                        560,405.25                       0.28
-----------------------------------------------------------------------------------------------------------------------------

TOTAL:                                           1,996                   $202,966,482.96                     100.00%


--------------------------------------------------------------------------------
                                      38

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on assumptions regarding market conditions and other matters as reflected therein and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                             ARM GROUP II
                                   DISTRIBUTION OF OCCUPANCY STATUS

                                                                              AGGREGATE                  % OF AGGREGATE
                                               NUMBER OF                      PRINCIPAL                    PRINCIPAL
OCCUPANCY STATUS                            MORTGAGE LOANS                     BALANCE                      BALANCE
-----------------------------------------------------------------------------------------------------------------------------
Owner Occupied                                   1,878                     $194,673,399.05                     95.91%
Non-Owner Occupied                                 118                        8,293,083.91                     4.09
-----------------------------------------------------------------------------------------------------------------------------

TOTAL:                                           1,996                     $202,966,482.96                    100.00%

        Owner Occupied properties include vacation homes and second homes





                                                  ARM GROUP II
                                           DISTRIBUTION OF SEASONING

                                                                                AGGREGATE                  % OF AGGREGATE
RANGE OF MONTHS ELAPSED                        NUMBER OF                        PRINCIPAL                    PRINCIPAL
SINCE ORIGINATION                            MORTGAGE LOANS                      BALANCE                      BALANCE
-------------------------------------------------------------------------------------------------------------------------------
0                                                  1,031                     $103,265,883.32                    50.88%
1 - 6                                                958                       98,946,327.76                    48.75
7 - 12                                                 7                          754,271.88                     0.37
-------------------------------------------------------------------------------------------------------------------------------

TOTAL:                                             1,996                     $202,966,482.96                   100.00%

Minimum Seasoning:    0 months
Maximum Seasoning:   12 months
Weighted Average Seasoning:   0.8 months


--------------------------------------------------------------------------------
                                       39

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on assumptions regarding market conditions and other matters as reflected therein and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                                   ARM GROUP II
                                   DISTRIBUTION OF CURRENT MORTGAGE COUPON RATES

                                                                                AGGREGATE                  % OF AGGREGATE
RANGE OF CURRENT                               NUMBER OF                        PRINCIPAL                    PRINCIPAL
MORTGAGE COUPON RATES                        MORTGAGE LOANS                      BALANCE                      BALANCE
-------------------------------------------------------------------------------------------------------------------------------
7.001 - 8.000%                                      7                         $1,195,554.33                      0.59%
8.001 - 9.000                                     144                         19,263,551.14                      9.49
9.001 - 10.000                                    422                         53,544,056.69                     26.38
10.001 - 11.000                                   568                         61,110,507.35                     30.11
11.001 - 12.000                                   450                         38,294,062.92                     18.87
12.001 - 13.000                                   254                         19,094,246.47                      9.41
13.001 - 14.000                                   103                          7,541,084.19                      3.72
14.001 - 15.000                                    37                          2,419,049.28                      1.19
15.001 - 16.000                                     8                            394,182.28                      0.19
16.001 - 17.000                                     3                            110,188.31                      0.05
-------------------------------------------------------------------------------------------------------------------------------

TOTAL:                                          1,996                       $202,966,482.96                    100.00%

Minimum Current Mortgage Coupon Rate:    7.750%
Maximum Current Mortgage Coupon Rate:   16.700%
Weighted Average Current Mortgage Coupon Rate:   10.665%


--------------------------------------------------------------------------------
                                       40

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on assumptions regarding market conditions and other matters as reflected therein and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                                   ARM GROUP II
                                   DISTRIBUTION OF MAXIMUM MORTGAGE COUPON RATES

                                                                               AGGREGATE                 % OF AGGREGATE
RANGE OF MAXIMUM                              NUMBER OF                        PRINCIPAL                    PRINCIPAL
MORTGAGE COUPON RATES                       MORTGAGE LOANS                      BALANCE                      BALANCE
-----------------------------------------------------------------------------------------------------------------------------
13.001 - 14.000%                                    7                         $1,195,554.33                     0.59%
14.001 - 15.000                                   143                         19,202,880.49                     9.46
15.001 - 16.000                                   421                         53,458,800.34                    26.34
16.001 - 17.000                                   569                         61,022,933.46                    30.07
17.001 - 18.000                                   450                         38,418,797.64                    18.93
18.001 - 19.000                                   255                         19,203,012.64                     9.46
19.001 - 20.000                                   103                          7,541,084.19                     3.72
20.001 - 21.000                                    36                          2,363,850.67                     1.16
21.001 - 22.000                                     9                            449,380.89                     0.22
22.001 - 23.000                                     3                            110,188.31                     0.05
-----------------------------------------------------------------------------------------------------------------------------

TOTAL:                                          1,996                       $202,966,482.96                   100.00%

Minimum Maximum Mortgage Coupon Rate:   13.750%
Maximum Maximum Mortgage Coupon Rate:   22.700%
Weighted Average Maximum Mortgage Coupon Rate:   16.668%


--------------------------------------------------------------------------------
                                       41

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on assumptions regarding market conditions and other matters as reflected therein and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                                    ARM GROUP II
                                   DISTRIBUTION OF MINIMUM MORTGAGE COUPON RATES

                                                                               AGGREGATE                % OF AGGREGATE
RANGE OF MINIMUM                                NUMBER OF                      PRINCIPAL                   PRINCIPAL
MORTGAGE COUPON RATES                         MORTGAGE LOANS                    BALANCE                     BALANCE
-----------------------------------------------------------------------------------------------------------------------------
7.001 - 8.000%                                       7                         $1,195,554.33                   0.59%
8.001 - 9.000                                      144                         19,263,551.14                   9.49
9.001 - 10.000                                     422                         53,544,056.69                  26.38
10.001 - 11.000                                    586                         61,110,507.35                  30.11
11.001 - 12.000                                    450                         38,294,062.92                  18.87
12.001 - 13.000                                    254                         19,094,246.47                   9.41
13.001 - 14.000                                    103                          7,541,084.19                   3.72
14.001 - 15.000                                     37                          2,419,049.28                   1.19
15.001 - 16.000                                      8                            394,182.28                   0.19
16.001 - 17.000                                      3                            110,188.31                   0.05
-----------------------------------------------------------------------------------------------------------------------------

TOTAL:                                           1,996                       $202,966,482.96                 100.00%

Minimum Minimum Mortgage Coupon Rate:    7.750%
Maximum Minimum Mortgage Coupon Rate:   16.700%
Weighted Average Minimum Mortgage Coupon Rate:   10.665%


--------------------------------------------------------------------------------
                                       42

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on assumptions regarding market conditions and other matters as reflected therein and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                        ARM GROUP II
                                   DISTRIBUTION OF MARGINS

                                                         AGGREGATE             % OF AGGREGATE
RANGE OF                      NUMBER OF                  PRINCIPAL                PRINCIPAL
MARGINS                     MORTGAGE LOANS                BALANCE                  BALANCE
-----------------------------------------------------------------------------------------------------
2.001 - 3.000                       1                     157,000.00                  0.08%
3.001 - 4.000                      23                   2,171,327.24                  1.07
4.001 - 5.000                      68                   6,038,790.26                  2.98
5.001 - 6.000                     623                  64,583,769.28                 31.82
6.001 - 7.000                   1,022                 109,537,897.33                 53.97
7.001 - 8.000                     214                  16,792,357.90                  8.27
8.001 - 9.000                      41                   3,458,474.51                  1.70
9.001 - 10.000                      4                     226,866.44                  0.11
-----------------------------------------------------------------------------------------------------

TOTAL:                          1,996                $202,966,482.96                100.00%


Minimum Margin:  2.943%
Maximum Margin:  9.750%
Weighted Average Margin:  6.237%


                                        ARM GROUP II
                     DISTRIBUTION OF INITIAL INTEREST RATE ADJUSTMENT CAPS

                                                         AGGREGATE             % OF AGGREGATE
INITIAL INTEREST RATE         NUMBER OF                  PRINCIPAL                PRINCIPAL
ADJUSTMENT CAP              MORTGAGE LOANS                BALANCE                  BALANCE
-----------------------------------------------------------------------------------------------------
1.000%                              6                    $662,133.78                  0.33%
2.000                               9                   1,346,642.44                  0.66
3.000                           1,981                 200,957,706.74                 99.01
-----------------------------------------------------------------------------------------------------

TOTAL:                          1,996                $202,966,482.96                100.00%


Minimum Initial Interest Rate Adjustment Cap:  1.000%
Maximum Initial Interest Rate Adjustment Cap:  3.000%
Weighted Average Initial Interest Rate Adjustment Cap:  2.987%


--------------------------------------------------------------------------------
                                       43

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on assumptions regarding market conditions and other matters as reflected therein and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                        ARM GROUP II
                     DISTRIBUTION OF ANNUAL INTEREST RATE ADJUSTMENT CAPS

                                                         AGGREGATE             % OF AGGREGATE
ANNUAL INTEREST RATE          NUMBER OF                  PRINCIPAL                PRINCIPAL
ADJUSTMENT CAP              MORTGAGE LOANS                BALANCE                  BALANCE
-----------------------------------------------------------------------------------------------------
1.000%                          1,993                 $202,551,877.77              99.80%
1.500                               3                      414,605.19               0.20
-----------------------------------------------------------------------------------------------------

TOTAL:                          1,996                 $202,966,482.96             100.00%


Minimum Annual Interest Rate Adjustment Cap:  1.000%
Maximum Annual Interest Rate Adjustment Cap:  1.500%
Weighted Average Annual Interest Rate Adjustment Cap:  1.001%


--------------------------------------------------------------------------------
                                       44

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on assumptions regarding market conditions and other matters as reflected therein and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                        ARM GROUP II
                        DISTRIBUTION BY NEXT INTEREST ADJUSTMENT DATE

                                                         AGGREGATE             % OF AGGREGATE
NEXT INTEREST                 NUMBER OF                  PRINCIPAL                PRINCIPAL
ADJUSTMENT DATE             MORTGAGE LOANS                BALANCE                  BALANCE
-----------------------------------------------------------------------------------------------------
April, 2001                        1                    $103,944.65                 0.05%
December, 2001                     1                      49,977.51                 0.02
January, 2002                      1                      37,378.35                 0.02
March, 2002                        1                     134,767.53                 0.07
May, 2002                          1                      84,756.65                 0.04
June, 2002                         5                     898,166.27                 0.44
July, 2002                        16                   1,677,328.25                 0.83
August, 2002                      14                   1,797,219.83                 0.89
September, 2002                   58                   7,378,882.70                 3.64
October, 2002                    145                  18,406,577.25                 9.07
November, 2002                   259                  33,971,700.53                16.74
December, 2002                    39                   4,453,313.00                 2.19
April, 2003                        3                     375,229.48                 0.18
May, 2003                          7                     712,365.93                 0.35
June, 2003                        11                   1,055,855.59                 0.52
July, 2003                        24                   2,466,322.62                 1.22
August, 2003                      34                   3,437,607.23                 1.69
September, 2003                  221                  22,314,553.05                10.99
October, 2003                    421                  38,612,747.74                19.02
November, 2003                   609                  53,280,004.80                26.25
December, 2003                   124                  11,629,784.00                 5.73
January, 2004                      1                      88,000.00                 0.04
-----------------------------------------------------------------------------------------------------

TOTAL:                         1,996                $202,966,482.96               100.00%



--------------------------------------------------------------------------------
                                       45

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on assumptions regarding market conditions and other matters as reflected therein and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.


                                               ARM GROUP III - COLLATERAL SUMMARY
--------------------------------------------------------------------------------------------------------------------------------
                                                            ARM GROUP III
--------------------------------------------------------------------------------------------------------------------------------
NUMBER OF MORTGAGE LOANS                                                              280
TOTAL OUTSTANDING PRINCIPAL BALANCE                                        $47,245,991.87
AVERAGE PRINCIPAL BALANCE                                                     $168,735.69     $20,927.75 - $500,000.00
WEIGHTED AVERAGE MORTGAGE COUPON RATE                                              10.251     7.875% - 16.750
WEIGHTED AVERAGE MARGIN                                                             6.176     3.905% - 9.25%
WEIGHTED AVERAGE ORIGINAL TERM (MOS.)                                                 358
WEIGHTED AVERAGE REMAINING TERM (MOS.)                                                357     179 - 360
WEIGHTED AVERAGE FICO                                                               586.5
WEIGHTED AVERAGE MAXIMUM COUPON RATE                                               16.253%    13.875% - 22.750%
WEIGHTED AVERAGE MINIMUM COUPON RATE                                               10.251%    7.875% - 16.750%
WEIGHTED AVERAGE LTV                                                                74.42%    11.50% - 99.00%
LIEN POSITION
         FIRST                                                                    100.00%
PREPAYMENT PENALTY
         YES                                                                       87.19%
         NO                                                                        12.81%
--------------------------------------------------------------------------------------------------------------------------------



                                                              ARM GROUP III
                                                         GEOGRAPHIC DISTRIBUTION

                                                                               AGGREGATE                  % OF AGGREGATE
                                               NUMBER OF                       PRINCIPAL                     PRINCIPAL
STATE                                       MORTGAGE LOANS                      BALANCE                       BALANCE
--------------------------------------------------------------------------------------------------------------------------------
California                                        101                         $24,613,813.37                   52.10%
Florida                                            20                           3,339,686.19                    7.07
Michigan                                           34                           2,867,140.98                    6.07
Washington                                         11                           2,243,538.38                    4.75
Georgia                                             6                           1,454,701.59                    3.08
Missouri                                            8                           1,297,580.88                    2.75
New York                                            5                           1,258,778.92                    2.66
New Jersey                                          3                           1,185,750.00                    2.51
Colorado                                            3                           1,122,761.86                    2.38
Illinois                                           11                             958,436.02                    2.03
Other                                              78                           6,903,803.68                   14.61
-------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                            280                         $47,245,991.87                  100.00%


       The mortgaged properties in the ARM Group are located in 34 states
-------------------------------------------------------------------------------
                                       46

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on assumptions regarding market conditions and other matters as reflected therein and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                                        ARM GROUP III
                                                  DISTRIBUTION OF LTV RATIOS

                                                                                AGGREGATE                  % OF AGGREGATE
RANGE OF                                       NUMBER OF                        PRINCIPAL                    PRINCIPAL
LTV RATIOS                                   MORTGAGE LOANS                      BALANCE                      BALANCE
-------------------------------------------------------------------------------------------------------------------------------
0.01 - 60.00%                                        50                        $4,707,653.77                     9.96%
60.01 - 70.00                                        72                         9,854,966.76                    20.86
70.01 - 75.00                                        47                         8,330,353.86                    17.63
75.01 - 80.00                                        70                        16,189,026.48                    34.27
80.01 - 85.00                                        19                         2,862,214.83                     6.06
85.01 - 90.00                                        19                         4,690,032.89                     9.93
90.01 - 95.00                                         2                           518,289.27                     1.10
95.01 - 100.00                                        1                            93,454.01                     0.20
-------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                              280                       $47,245,991.87                   100.00%


Minimum LTV:    11.50%
Maximum LTV:   99.00%
Weighted Average LTV:   74.42%



                                                        ARM GROUP III
                                          DISTRIBUTION OF REMAINING TERM TO MATURITY

                                                                                AGGREGATE                  % OF AGGREGATE
RANGE OF REMAINING TERM                        NUMBER OF                        PRINCIPAL                    PRINCIPAL
TO MATURITY                                  MORTGAGE LOANS                      BALANCE                      BALANCE
-------------------------------------------------------------------------------------------------------------------------------
121 - 180                                           7                           $616,438.57                       1.30%
301 - 360                                         273                         46,629,553.30                      98.70
-------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                            280                        $47,245,991.87                     100.00%


Minimum Remaining Term:    179
Maximum Remaining Term:   360
Weighted Average Remaining Term:   357
-------------------------------------------------------------------------------
                                       47

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on assumptions regarding market conditions and other matters as reflected therein and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.


                                                        ARM GROUP III
                                              DISTRIBUTION OF PRINCIPAL BALANCE

                                                                                AGGREGATE                  % OF AGGREGATE
RANGE OF                                        NUMBER OF                       PRINCIPAL                    PRINCIPAL
PRINCIPAL BALANCES                           MORTGAGE LOANS                      BALANCE                      BALANCE
-------------------------------------------------------------------------------------------------------------------------------
$0.01 - $25,000.00                                  11                          $270,119.45                      0.57%
25,000.01 - 50,000.00                               72                         2,673,562.65                      5.66
50,000.01 - 75,000.00                                3                         2,251,416.54                      4.77
75,000.01 - 100,000.00                              22                         1,923,376.57                      4.07
100,000.01 - 150,000.00                             16                         1,910,155.67                      4.04
150,000.01 - 200,000.00                              4                           653,211.24                      1.38
200,000.01 - 250,000.00                              2                           456,301.70                      0.97
250,000.01 - 300,000.00                             55                        14,915,201.90                     31.57
300,000.01 - 350,000.00                             35                        11,404,072.96                     24.14
350,000.01 - 400,000.00                             15                         5,580,334.12                     11.81
400,000.01 - 450,000.00                              2                           872,342.77                      1.85
450,000.01 - 500,000.00                              9                         4,335,896.30                      9.18
-------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                             280                       $47,245,991.87                    100.00%


Minimum Principal Balance:    $20,928
Maximum Principal Balance:   $500,000
Average Principal Balance:   $168,736



                                                       ARM GROUP III
                                               DISTRIBUTION OF PROPERTY TYPES

                                                                              AGGREGATE                  % OF AGGREGATE
                                               NUMBER OF                      PRINCIPAL                    PRINCIPAL
PROPERTY TYPE                               MORTGAGE LOANS                     BALANCE                      BALANCE
-----------------------------------------------------------------------------------------------------------------------------
Single Family Residence                            263                     $44,574,862.52                     94.35%
Condo / Townhouses                                  10                       1,644,216.54                      3.48
Two to Four Family Home                              6                         950,412.81                      2.01
Manufactured Housing                                 1                          76,500.00                      0.16
-----------------------------------------------------------------------------------------------------------------------------
TOTAL:                                             280                     $47,245,991.87                    100.00%


-------------------------------------------------------------------------------
                                       48

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on assumptions regarding market conditions and other matters as reflected therein and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.


                                                       ARM GROUP III
                                              DISTRIBUTION OF OCCUPANCY STATUS

                                                                              AGGREGATE                  % OF AGGREGATE
                                               NUMBER OF                      PRINCIPAL                    PRINCIPAL
OCCUPANCY STATUS                            MORTGAGE LOANS                     BALANCE                      BALANCE
-----------------------------------------------------------------------------------------------------------------------------
Owner Occupied                                     277                      $46,340,809.87                     98.08%
Non-Owner Occupied                                   3                          905,182.00                      1.92
-----------------------------------------------------------------------------------------------------------------------------
TOTAL:                                             280                      $47,245,991.87                    100.00%


        Owner Occupied properties include vacation homes and second homes



                                                        ARM GROUP III
                                                  DISTRIBUTION OF SEASONING

                                                                                AGGREGATE                  % OF AGGREGATE
RANGE OF MONTHS ELAPSED                        NUMBER OF                        PRINCIPAL                    PRINCIPAL
SINCE ORIGINATION                            MORTGAGE LOANS                      BALANCE                      BALANCE
-------------------------------------------------------------------------------------------------------------------------------
0                                                   127                       $23,437,440.37                    49.61%
1 - 6                                               151                        23,180,269.25                    49.06
7 - 12                                                2                           628,282,25                     1.33
-------------------------------------------------------------------------------------------------------------------------------

TOTAL:                                              280                       $47,245,991.87                   100.00%


Minimum Seasoning:    0 months
Maximum Seasoning:   9 months
Weighted Average Seasoning:   0.9 months

-------------------------------------------------------------------------------
                                       49
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on assumptions regarding market conditions and other matters as reflected therein and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.


                                                        ARM GROUP III
                                        DISTRIBUTION OF CURRENT MORTGAGE COUPON RATES

                                                                                AGGREGATE                  % OF AGGREGATE
RANGE OF CURRENT                               NUMBER OF                        PRINCIPAL                    PRINCIPAL
MORTGAGE COUPON RATES                        MORTGAGE LOANS                      BALANCE                      BALANCE
-------------------------------------------------------------------------------------------------------------------------------
7.001 - 8.000%                                      5                           $754,079.39                       1.60%
8.001 - 9.000                                      48                         10,228,925.63                      21.65
9.001 - 10.000                                     74                         15,922,943.15                      33.70
10.001 - 11.000                                    49                          8,569,548.14                      18.14
11.001 - 12.000                                    39                          5,905,041.69                      12.50
12.001 - 13.000                                    26                          3,153,538.12                       6.67
13.001 - 14.000                                    13                          1,263,952.42                       2.68
14.001 - 15.000                                    11                            832,754.49                       1.76
15.001 - 16.000                                    10                            432,086.81                       0.91
16.001 - 17.000                                     5                            183,122.03                       0.39
-------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                            280                        $47,245,991.87                     100.00%


Minimum Current Mortgage Coupon Rate:    7.875
Maximum Current Mortgage Coupon Rate:  16.750
Weighted Average Current Mortgage Coupon Rate:   10.251

-------------------------------------------------------------------------------
                                       50

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on assumptions regarding market conditions and other matters as reflected therein and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.


                                                       ARM GROUP III
                                       DISTRIBUTION OF MAXIMUM MORTGAGE COUPON RATES

                                                                               AGGREGATE                 % OF AGGREGATE
RANGE OF MAXIMUM                              NUMBER OF                        PRINCIPAL                    PRINCIPAL
MORTGAGE COUPON RATES                       MORTGAGE LOANS                      BALANCE                      BALANCE
-----------------------------------------------------------------------------------------------------------------------------
13.001 - 14.000%                                   5                            $754,079.39                    1.60%
14.001 - 15.000                                   48                          10,228,925.63                   21.65
15.001 - 16.000                                   74                          15,922,943.15                   33.70
16.001 - 17.000                                   49                           8,569,548.14                   18.14
17.001 - 18.000                                   39                           5,905,041.69                   12.50
18.001 - 19.000                                   25                           3,077,056.63                    6.51
19.001 - 20.000                                   14                           1,340,433.91                    2.84
20.001 - 21.000                                   11                             832,754.49                    1.76
21.001 - 22.000                                   10                             432,086.81                    0.91
22.001 - 23.000                                    5                             183,122.03                    0.39
-----------------------------------------------------------------------------------------------------------------------------
TOTAL:                                           280                         $47,245,991.87                  100.00%


Minimum Maximum Mortgage Coupon Rate:   13.875
Maximum Maximum Mortgage Coupon Rate:   22.750
Weighted Average Maximum Mortgage Coupon Rate:   16.253

-------------------------------------------------------------------------------
                                       51

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on assumptions regarding market conditions and other matters as reflected therein and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.


                                                       ARM GROUP III
                                       DISTRIBUTION OF MINIMUM MORTGAGE COUPON RATES

                                                                               AGGREGATE                % OF AGGREGATE
RANGE OF MINIMUM                                NUMBER OF                      PRINCIPAL                   PRINCIPAL
MORTGAGE COUPON RATES                         MORTGAGE LOANS                    BALANCE                     BALANCE
-----------------------------------------------------------------------------------------------------------------------------
7.001 - 8.000%                                       5                          $754,079.39                  1.60%
8.001 - 9.000                                       48                        10,228,925.63                 21.65
9.001 - 10.000                                      74                        15,922,943.15                 33.70
10.001 - 11.000                                     49                         8,569,548.14                 18.14
11.001 - 12.000                                     39                         5,905,041.69                 12.50
12.001 - 13.000                                     26                         3,153,538.12                  6.67
13.001 - 14.000                                     13                         1,263,952.42                  2.68
14.001 - 15.000                                     11                           832,754.49                  1.76
15.001 - 16.000                                     10                           432,086.81                  0.91
16.001 - 17.000                                      5                           183,122.03                  0.39
-----------------------------------------------------------------------------------------------------------------------------
TOTAL:                                             280                       $47,245,991.87                100.00%


Minimum Minimum Mortgage Coupon Rate:   7.875
Maximum Minimum Mortgage Coupon Rate:   16.750
Weighted Average Minimum Mortgage Coupon Rate:   10.251

-------------------------------------------------------------------------------
                                       52

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on assumptions regarding market conditions and other matters as reflected therein and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                              ARM GROUP III
                                          DISTRIBUTION OF MARGINS

                                                                               AGGREGATE                  % OF AGGREGATE
RANGE OF                                        NUMBER OF                      PRINCIPAL                     PRINCIPAL
MARGINS                                       MORTGAGE LOANS                    BALANCE                       BALANCE
--------------------------------------------------------------------------------------------------------------------------------
3.001 - 4.000                                         2                        $651,804.16                       1.38%
4.001 - 5.000                                        16                       1,656,155.07                       3.51
5.001 - 6.000                                       113                      18,971,665.83                      40.16
6.001 - 7.000                                       104                      20,581,307.72                      43.56
7.001 - 8.000                                        22                       3,738,272.44                       7.91
8.001 - 9.000                                        15                       1,308,002.58                       2.77
9.001 - 10.000                                        8                         338,784.07                       0.72
--------------------------------------------------------------------------------------------------------------------------------

TOTAL:                                              280                     $47,245,991.87                     100.00%

Minimum Margin:   3.905
Maximum Margin:   9.250
Weighted Average Margin:   6.176


                                              ARM GROUP III
                           DISTRIBUTION OF INITIAL INTEREST RATE ADJUSTMENT CAPS

                                                                               AGGREGATE                  % OF AGGREGATE
INITIAL INTEREST RATE                          NUMBER OF                       PRINCIPAL                     PRINCIPAL
ADJUSTMENT CAP                               MORTGAGE LOANS                     BALANCE                       BALANCE
--------------------------------------------------------------------------------------------------------------------------------
1.000%                                               1                         $331,107.00                      0.70%
2.000                                               19                        2,517,959.25                      5.33
3.000                                              260                       44,396,925.62                     93.97
--------------------------------------------------------------------------------------------------------------------------------

TOTAL:                                             280                      $47,245,991.87                    100.00%

Minimum Initial Interest Rate Adjustment Cap:   1.000%
Maximum Initial Interest Rate Adjustment Cap:  3.000%
Weighted Average Initial Interest Rate Adjustment Cap:  2.933%


--------------------------------------------------------------------------------
                                      53

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on assumptions regarding market conditions and other matters as reflected therein and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                              ARM GROUP III
                           DISTRIBUTION OF ANNUAL INTEREST RATE ADJUSTMENT CAPS

                                                                               AGGREGATE                  % OF AGGREGATE
ANNUAL INTEREST RATE                           NUMBER OF                       PRINCIPAL                     PRINCIPAL
ADJUSTMENT CAP                               MORTGAGE LOANS                     BALANCE                       BALANCE
--------------------------------------------------------------------------------------------------------------------------------
1.000%                                             280                      $47,245,991.87                    100.00%
--------------------------------------------------------------------------------------------------------------------------------

TOTAL:                                             280                      $47,245,991.87                    100.00%

Minimum Annual Interest Rate Adjustment Cap:  1.000%
Maximum Annual Interest Rate Adjustment Cap:  1.000%
Weighted Average Annual Interest Rate Adjustment Cap:  1.000%


--------------------------------------------------------------------------------
                                      54

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on assumptions regarding market conditions and other matters as reflected therein and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                                   ARM GROUP III
                                   DISTRIBUTION BY NEXT INTEREST ADJUSTMENT DATE

                                                                             AGGREGATE                  % OF AGGREGATE
NEXT INTEREST                                   NUMBER OF                    PRINCIPAL                    PRINCIPAL
ADJUSTMENT DATE                              MORTGAGE LOANS                   BALANCE                      BALANCE
-----------------------------------------------------------------------------------------------------------------------------
February, 2002                                       1                        $321,590.05                    0.68%
May, 2002                                            1                         342,969.80                    0.73
July, 2002                                           2                         588,102.14                    1.24
August, 2002                                         2                         282,336.34                    0.60
September, 2002                                     13                       1,811,057.50                    3.83
October, 2002                                       59                       8,202,333.50                   17.36
November, 2002                                      54                      11,205,471.31                   23.72
December, 2002                                      11                       1,402,355.00                    2.97
February, 2003                                       1                         306,692.20                    0.65
June, 2003                                           1                         330,151.08                    0.70
August, 2003                                         2                         414,539.83                    0.88
September, 2003                                     23                       4,607,892.03                    9.75
October, 2003                                       48                       6,600,887.03                   13.97
November, 2003                                      50                       8,529,514.06                   18.05
December, 2003                                      12                       2,300,100.00                    4.87
-----------------------------------------------------------------------------------------------------------------------------

TOTAL:                                             280                     $47,245,991.87                  100.00%


--------------------------------------------------------------------------------
                                      55

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell
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participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer
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Information contained in this material is current as of the date appearing on
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FUTURES AUTHORITY.


CLOSED REPLINES

                              LINE                    TYPE                 CURRENT        NET       SERVICING      WAC     SEASONING
                                #                                          BALANCE       COUPON
                                1              FRM                      10,610,346.69   10.47975     0.55657    11.03632       0
                                2              FRM                      43,655,372.95   10.13146     0.72702    10.85848       1
                                3              FRM                      58,868,483.70   10.18164     0.73935    10.92099       0
                                4              FRM                         103,540.12   10.92587         0.5    11.42587      62
                                5              ARM-Conforming           11,717,784.00   10.11341      0.7369    10.85031       0
                                6              ARM-Conforming            4,453,313.00    8.89584     1.13912    10.03496       0
                                7              ARM-Conforming           64,915,929.00    8.89155     1.28922    10.18077       1
                                8              ARM-Conforming           68,599,452.16    9.70479     1.09935    10.80414       2
                                9              ARM-Conforming           53,280,004.80   10.03921     1.04799     11.0872       0
                               10              ARM - Non-conforming      2,300,100.00    9.83946         0.5    10.33946       0
                               11              ARM - Non-conforming      1,402,355.00   10.80144         0.5    11.30144       0
                               12              ARM - Non-conforming     23,060,552.84    8.99805     0.86493     9.86298       1
                               13              ARM - Non-conforming     11,953,469.97     9.3303     1.08719    10.41749       2
                               14              ARM - Non-conforming      8,529,514.06   10.21597     0.65358    10.86955       0

CLOSED LOAN TOTAL                                                      363,450,218.29



                              LINE                    TYPE            WAM   ORIG   GROSS      INDEX NAME    NEXT    RATE
                                #                                           TERM   MARGIN                   RATE    RESET
                                                                                                            RESET   FREQ
                                1              FRM                    326    326
                                2              FRM                    336    337
                                3              FRM                    330    330
                                4              FRM                    293    355
                                5              ARM-Conforming         361    361   6.39927   _6MonthLIBOR    37       6
                                6              ARM-Conforming         361    361   6.03705   _6MonthLIBOR    25       6
                                7              ARM-Conforming         358    359   6.07312   _6MonthLIBOR    23       6
                                8              ARM-Conforming         357    359    6.3207   _6MonthLIBOR    34       6
                                9              ARM-Conforming         357    357   6.30834   _6MonthLIBOR    36       6
                               10              ARM - Non-conforming   357    357   6.11066   _6MonthLIBOR    37       6
                               11              ARM - Non-conforming   351    351   6.42729   _6MonthLIBOR    25       6
                               12              ARM - Non-conforming   357    358   6.02958   _6MonthLIBOR    23       6
                               13              ARM - Non-conforming   354    356   6.43092   _6MonthLIBOR    34       6
                               14              ARM - Non-conforming   359    359   6.18899   _6MonthLIBOR    36       6



                              LINE                    TYPE                CURRENT        NET      SERVICING      WAC     SEASONING
                                #                                         BALANCE       COUPON
PREFUNDED REPLINES

                               15              FRM                     31,639,183.45   10.47975    0.55657    11.03632       0
                               16              ARM-Conforming          37,327,727.36   10.11341     0.7369    10.85031       0
                               17              ARM - Non-conforming     6,365,705.93    9.83946        0.5    10.33946       0
                               18              ARM-Conforming          19,382,108.00    8.89584    1.13912    10.03496       0
                               19              ARM - Non-conforming     6,835,056.97   10.80144        0.5    11.30144       0

CLOSED LOAN TOTAL                                                     101,549,781.71

REP LINE TOTALS                                                       465,000,000.00


                              LINE                    TYPE            WAM(1)   ORIG(1)   GROSS     INDEX NAME   NEXT(1)     RATE(1)
                                #                                               TERM     MARGIN                 RATE        RESET
                                                                                                                RESET       FREQ
                               15              FRM                     327      327
                               16              ARM-Conforming          362      362      6.37785                  38          6
                               17              ARM - Non-conforming    358      358      6.37785                  38          6
                               18              ARM-Conforming          362      362      6.11142                  26          6
                               19              ARM - Non-conforming    352      352      6.11142                  26          6


                                        NOTES

                                        1)  AS OF ORIGINAL DATE WHICH IS
                                            1 MONTH PRIOR TO THE PREFUNDING DATE


CLOSED REPLINES

                     LINE          TYPE          GROSS      GROSS     CURRENT   CURRENT     NEXT        NEXT       NEXT PER  NEXT
                       #                         LIFE        LIFE    PER RATE  PER RATE   PER RATE    PER RATE     RATE CAP   PAY
                                                 FLOOR       CAP       FLOOR      CAP      FLOOR         CAP        RESET    RESET
                       1   FRM
                       2   FRM
                       3   FRM
                       4   FRM
                       5   ARM-Conforming         10.8503   16.8503         3         3          1           1      38      37
                       6   ARM-Conforming        10.03496  16.03496         3         3          1           1      26      25
                       7   ARM-Conforming        10.18077  16.19024   2.98367   2.98367    1.00319     1.00319      24      23
                       8   ARM-Conforming        10.80414  16.80414   2.97884   2.97884          1           1      35      34
                       9   ARM-Conforming         11.0872   17.0872     2.997     2.997          1           1      37      36
                      10   ARM - Non-conforming  10.33946  16.33946         3         3          1           1      38      37
                      11   ARM - Non-conforming  11.30144  17.30144         3         3          1           1      26      25
                      12   ARM - Non-conforming   9.86298   15.8663   2.88329   2.88329          1           1      24      23
                      13   ARM - Non-conforming  10.41749  16.41749   2.97985   2.97985          1           1      35      34
                      14   ARM - Non-conforming  10.86955  16.86955   2.97092   2.97092          1           1      37      36

CLOSED LOAN TOTAL



                     LINE              TYPE      GROSS      GROSS     CURRENT   CURRENT     NEXT        NEXT     NEXT PER(1) NEXT(1)
                       #                         LIFE        LIFE    PER RATE  PER RATE   PER RATE    PER RATE    RATE CAP    PAY
                                                 FLOOR       CAP       FLOOR      CAP      FLOOR         CAP       RESET      RESET
PREFUNDED REPLINES

                      15   FRM
                      16   ARM-Conforming        10.77417  16.77417         3         3          1           1       39        38
                      17   ARM - Non-conforming  10.77417  16.77417         3         3          1           1       39        38
                      18   ARM-Conforming        10.59787  16.59787         3         3          1           1       27        26
                      19   ARM - Non-conforming  10.59787  16.59787         3         3          1           1       27        26

CLOSED LOAN TOTAL

REP LINE TOTALS


                     MORGAN STANLEY DEAN WITTER
             AAMES 2000-2 CONFIDENTIAL FOR INTERNAL USE ONLY
                          AS OF 11/29/00
ORIGINAL POOL; 2000 LIMIT NON-CONFORMING ARMS OR CONFORMING SECTION 32 ARMS
                           280 RECORDS
                       BALANCE: 47,245,992

--------------------------------------------------------------------------------


SELECTION CRITERIA: ORIGINAL POOL; 2000 LIMIT NON-CONFORMING ARMS OR CONFORMING
SECTION 32 ARMS
TABLE OF CONTENTS

1
SUMMARY STATISTICS
2
SUMMARY STATISTICS - ARMS
3
CURRENT MORTGAGE RATES (%)
4
ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCE ($)
5
CURRENT MORTGAGE LOAN PRINCIPAL BALANCE ($)
6
ORIGINAL LOAN-TO-VALUE RATIO (%)
7
CURRENT LOAN-TO-VALUE RATIO (%)
8
COMB ORIG LOAN-TO-VALUE RATIO (%)-INCLUDES SUB LIENS
9
COMB ORIG LOAN-TO-VALUE RATIO (%)-DOESN'T INCLUDE SUB LIENS
10
LIEN POSITION
11
80>LENDER PAID MI COMPANY, CURRENT LTV>80
12
SECTION 32
13
ADJUSTMENT TYPE
14
BALLOON
15
ORIGINAL TERM
16
SEASONING
17
REMAINING TERM TO STATED MATURITY
18
MONTHS DELINQUENT
19
GEOGRAPHIC DISTRIBUTION BY STATE
20
TOP 10 GEOGRAPHIC DISTRIBUTION BY BALANCE

21
PROPERTY TYPE
22
NUMBER OF UNITS
23
OCCUPANCY
24
PURPOSE
25
DOCUMENTATION LEVEL
26
FICO SCORE
27
PREPAYMENT PENALTY
28
PRODUCT
29
INDEX TYPE
30
MARGIN (%)
31
INITIAL PERIODIC CAP (%)
32
PERIODIC CAP (%)
33
LIFETIME RATE CAP (%)
34
MAXIMUM MORTGAGE RATES (%)
35
NEXT RATE ADJUSTMENT DATE
36
MONTHS TO NEXT RATE ADJUSTMENT
37
CONFORMING BALANCE 2000 LIMITS


-------------------------------------------------------------------------------


1. SUMMARY STATISTICS

Number of Mortgage Loans: 280
Total Current Balance: 47,245,991.87
Maximum Balance: 500,000.00
Minimum Balance: 20,927.75
Average Current Balance: 168,735.69
Total Original Balance: 47,271,110.00
Weighted Average Coupon: 10.251
Weighted Average Total Servicing(includes LPMI): 0.695
Weighted Average Net Coupon: 9.556
Maximum Coupon: 16.750
Minimum Coupon: 7.875
Weighted Average Original Term: 357.651
Weighted Average Original Amortized Term: 357.651

Weighted Average Stated Remaining Term: 356.774
Weighted Average Amortized Remaining Term: 356.523
Weighted Average Seasoning: 0.877
Weighted Average Original LTV-calc: 74.40
Weighted Average Current LTV-calc: 74.36
Weighted Average Combined Original LTV-excludes subordinate liens: 74.42 Weighted Average Combined Original LTV-includes subordinate liens: 74.51 Top 5 States: CA(52.1%),FL(7.1%),MI(6.1%),WA(4.7%),GA(3.1%)

TOP


--------------------------------------------------------------------------------

2. SUMMARY STATISTICS - ARMS

Number of Mortgage Loans: 280
Total Current Balance: 47,245,991.87
Maximum Balance: 500,000.00
Minimum Balance: 20,927.75
Average Current Balance: 168,736
Total Original Balance: 47,271,110
Weighted Average Coupon: 10.251
Weighted Average Total Servicing(includes LPMI): 0.695
Weighted Average Net Coupon: 9.556
Maximum Coupon: 16.750
Minimum Coupon: 7.875
Weighted Average Margin: 6.176
Weighted Average Maximum Rate: 16.253
Weighted Average Months to Roll: 29
Weighted Average Original Term: 357.651
Weighted Average Original Amortized Term: 357.651
Weighted Average Stated Remaining Term: 356.774
Weighted Average Amortized Remaining Term: 356.523
Weighted Average Seasoning: 0.877
Weighted Average Original LTV-calc: 74.40
Weighted Average Current LTV-calc: 74.36
Weighted Average Combined Original LTV-excludes subordinate liens: 74.42 Weighted Average Combined Original LTV-includes subordinate liens: 74.51 Top 5 States: CA(52.1%),FL(7.1%),MI(6.1%),WA(4.7%),GA(3.1%)

TOP


-------------------------------------------------------------------------------

3. CURRENT MORTGAGE RATES (%)


              ------------------------------------------------------------------------------------------------------



                                                                     % OF                                        WTD
                                          NUMBER      TOTAL          TOTAL        AVG         WTD       WTD      AVG
                                            OF        CURRENT        CURRENT     CURRENT      AVG       AVG      MAX
              CURRENT MORTGAGE RATES (%)   LOANS      BALANCE        BALANCE     BALANCE     COUPON    MARGIN    RATE
              -------------------------------------------------------------------------------------------------------
              7.001 - 8.000                 5          754,079.39      1.6      150,816      7.979     5.554    13.98
              -------------------------------------------------------------------------------------------------------
              8.001 - 9.000                48       10,228,925.63    21.65      213,103      8.715     5.574    14.72
              -------------------------------------------------------------------------------------------------------
              9.001 - 10.000               74       15,922,943.15     33.7      215,175      9.636     6.024    15.64
              -------------------------------------------------------------------------------------------------------
              10.001 - 11.000              49        8,569,548.14    18.14      174,889     10.491     6.314    16.49
              -------------------------------------------------------------------------------------------------------
              11.001 - 12.000              39        5,905,041.69     12.5      151,411      11.46     6.546    17.46
              -------------------------------------------------------------------------------------------------------
              12.001 - 13.000              26        3,153,538.12     6.67      121,290     12.515     6.359    18.54
              -------------------------------------------------------------------------------------------------------
              13.001 - 14.000              13        1,263,952.42     2.68       97,227     13.264     7.598    19.26
              -------------------------------------------------------------------------------------------------------
              14.001 - 15.000              11          832,754.49     1.76       75,705     14.639     8.529    20.64
              -------------------------------------------------------------------------------------------------------
              15.001 >=                    15          615,208.84      1.3       41,014     15.797     8.331     21.8
              -------------------------------------------------------------------------------------------------------
              TOTAL:                      280       47,245,991.87      100      168,736     10.251     6.176    16.25
              -------------------------------------------------------------------------------------------------------



                                                                                           WTD         WTD
                                                                                           AVG         AVG
                                          WTD             WTD                              COMB        COMB
                                          AVG    WTD      AVG             WTD    WTD       ORIG        ORIG
                                          MOS    AVG     STATED    WTD    AVG    AVG       LTV         LTV
                                           TO    ORIG    REMAIN    AVG   ORIG    CURR    EXCLUDES    INCLUDES
              CURRENT MORTGAGE RATES (%)  ROLL   TERM     TERM     AGE    LTV    LTV     JR LIENS    JR LIENS
              ------------------------------------------------------------------------------------------------
              7.001 - 8.000                23    360      359.2   0.8    69.3   69.3        69.34      69.32
              -----------------------------------------------------------------------------------------------
              8.001 - 9.000                28  356.3      355.5   0.8    70.2   70.1        70.18      70.24
              -----------------------------------------------------------------------------------------------
              9.001 - 10.000               28  358.9      357.9   0.9    77.1   77.1        77.14      77.22
              -----------------------------------------------------------------------------------------------
              10.001 - 11.000              29  353.6        353   0.5    78.9   78.9           79      78.97
              -----------------------------------------------------------------------------------------------
              11.001 - 12.000              30    360      358.3   1.7    72.7   72.6        72.73      72.85
              -----------------------------------------------------------------------------------------------
              12.001 - 13.000              32    360      359.4   0.6    73.1     73         73.1      73.46
              -----------------------------------------------------------------------------------------------
              13.001 - 14.000              34    360      359.6   0.4    71.1   71.1        71.08      71.07
              -----------------------------------------------------------------------------------------------
              14.001 - 15.000              28    360      359.3   0.7    63.7   63.7        63.71      64.63
              -----------------------------------------------------------------------------------------------
              15.001 >=                    29    360      359.5   0.5    61.4   61.4        61.45      61.43
              -----------------------------------------------------------------------------------------------
              TOTAL:                       29  357.7      356.8   0.9    74.4   74.4        74.42      74.51
              -----------------------------------------------------------------------------------------------




Minimum: 7.8750
Maximum: 16.7500
Weighted Average: 10.2509

TOP


--------------------------------------------------------------------------------

4. ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCE ($)



              ----------------------------------------------------------------------------------------------------



                                                                 % OF                                        WTD
                                      NUMBER        TOTAL         TOTAL        AVG        WTD       WTD      AVG
              ORIGINAL MORTGAGE LOAN    OF         CURRENT       CURRENT     CURRENT      AVG       AVG      MAX
              PRINCIPAL BALANCE ($)   LOANS        BALANCE       BALANCE     BALANCE     COUPON    MARGIN    RATE
                                  --------------------------------------------------------------------------------
              < = 50,000                  83     2,943,682.10       6.23      35,466     12.313    6.415    18.31
              ----------------------------------------------------------------------------------------------------
              50,001 - 75,000             37     2,251,416.54       4.77      60,849     11.226    6.498    17.23
              ----------------------------------------------------------------------------------------------------
              75,001 - 100,000            22     1,923,376.57       4.07      87,426       9.65    6.167    15.69
              ----------------------------------------------------------------------------------------------------
              100,001 - 125,000           11     1,227,493.86        2.6     111,590      9.168    6.004    15.17
              ----------------------------------------------------------------------------------------------------
              125,001 - 150,000            5       682,661.81       1.44     136,532        8.9    5.653     14.9
              ----------------------------------------------------------------------------------------------------
              150,001 - 175,000            3       473,308.97          1     157,770      8.868    6.266    14.87
              ----------------------------------------------------------------------------------------------------
              175,001 - 200,000            1       179,902.27       0.38     179,902       8.98     5.25    14.98
              ----------------------------------------------------------------------------------------------------
              200,001 - 225,000            1       208,301.70       0.44     208,302       9.45     5.75    15.45
              ----------------------------------------------------------------------------------------------------
              225,001 - 250,000            1       248,000.00       0.52     248,000       8.99    5.375    14.99
              ----------------------------------------------------------------------------------------------------
              250,001 >=                 116    37,107,848.05      78.54     319,895     10.157    6.164    16.16
              ----------------------------------------------------------------------------------------------------
              TOTAL:                     280    47,245,991.87        100     168,736     10.251    6.176    16.25
              ----------------------------------------------------------------------------------------------------



              -------------------------------------------------------------------------------------------------
                                                                                           WTD         WTD
                                                                                           AVG         AVG
                                          WTD             WTD                              COMB        COMB
                                          AVG    WTD      AVG             WTD    WTD       ORIG        ORIG
                                          MOS    AVG     STATED    WTD    AVG    AVG       LTV         LTV
              ORIGINAL MORTGAGE LOAN       TO    ORIG    REMAIN    AVG   ORIG    CURR    EXCLUDES    INCLUDES
              PRINCIPAL BALANCE ($)       ROLL   TERM     TERM     AGE    LTV    LTV     JR LIENS    JR LIENS
                                       -----------------------------------------------------------------------
              < = 50,000                 30    353.5      352.9     0.6    64.1   64.1        64.15      64.13
              ----------------------------------------------------------------------------------------------
              50,001 - 75,000            29    355.8      354.8       1    69.4   69.3         69.4      69.55
              ----------------------------------------------------------------------------------------------
              75,001 - 100,000           27    352.8      352.1     0.8    76.7   76.6         76.7      77.02
              ----------------------------------------------------------------------------------------------
              100,001 - 125,000          24    342.2      341.2       1    65.5   65.4        65.49      65.46
              ----------------------------------------------------------------------------------------------
              125,001 - 150,000          23      360        359       1      71   70.9           71      70.96
              ----------------------------------------------------------------------------------------------
              150,001 - 175,000          31      360      358.7     1.3    56.4   56.3        56.41      56.38
              ----------------------------------------------------------------------------------------------
              175,001 - 200,000          23      360        359       1    66.7   66.6         66.7      66.67
              ----------------------------------------------------------------------------------------------
              200,001 - 225,000          21      360        357       3    74.5   74.4         74.6      74.54
              ----------------------------------------------------------------------------------------------
              225,001 - 250,000          36      360        360       0      68     68           68      67.95
              ----------------------------------------------------------------------------------------------
              250,001 >=                 29    358.7      357.9     0.9    76.1     76        76.09      76.18
              ----------------------------------------------------------------------------------------------
              TOTAL:                     29    357.7      356.8     0.9    74.4   74.4        74.42      74.51
              ----------------------------------------------------------------------------------------------




Minimum: 20,930
Maximum: 500,000
Average: 168,825
Total: 47,271,110.00

TOP

--------------------------------------------------------------------------------

5. CURRENT MORTGAGE LOAN PRINCIPAL BALANCE ($)

              ----------------------------------------------------------------------------------------------------
                                                                  % OF                                       WTD
                                         NUMBER     TOTAL         TOTAL        AVG        WTD       WTD      AVG
              CURRENT MORTGAGE LOAN       OF       CURRENT       CURRENT     CURRENT      AVG       AVG      MAX
              PRINCIPAL BALANCE ($)      LOANS     BALANCE       BALANCE     BALANCE     COUPON    MARGIN    RATE
                                  --------------------------------------------------------------------------------
              < = 50,000                  83     2,943,682.10       6.23      35,466     12.313    6.415    18.31
              ----------------------------------------------------------------------------------------------------
              50,000.01 - 75,000.00       37     2,251,416.54       4.77      60,849     11.226    6.498    17.23
              ----------------------------------------------------------------------------------------------------
              75,000.01 - 100,000.00      22     1,923,376.57       4.07      87,426       9.65    6.167    15.69
              ----------------------------------------------------------------------------------------------------
              100,000.01 - 125,000.00     11     1,227,493.86        2.6     111,590      9.168    6.004    15.17
              ----------------------------------------------------------------------------------------------------
              125,000.01 - 150,000.00      5       682,661.81       1.44     136,532        8.9    5.653     14.9
              ----------------------------------------------------------------------------------------------------
              150,000.01 - 175,000.00      3       473,308.97          1     157,770      8.868    6.266    14.87
              ----------------------------------------------------------------------------------------------------
              175,000.01 - 200,000.00      1       179,902.27       0.38     179,902       8.98     5.25    14.98
              ----------------------------------------------------------------------------------------------------
              200,000.01 - 225,000.00      1       208,301.70       0.44     208,302       9.45     5.75    15.45
              ----------------------------------------------------------------------------------------------------
              225,000.01 - 250,000.00      1       248,000.00       0.52     248,000       8.99    5.375    14.99
              ----------------------------------------------------------------------------------------------------
              250,000.01 > =             116    37,107,848.05      78.54     319,895     10.157    6.164    16.16
              ----------------------------------------------------------------------------------------------------
              TOTAL:                     280    47,245,991.87        100     168,736     10.251    6.176    16.25
              ----------------------------------------------------------------------------------------------------

              ----------------------------------------------------------------------------------------------------
                                                                                              WTD         WTD
                                                                                              AVG         AVG
                                             WTD             WTD                              COMB        COMB
                                             AVG    WTD      AVG             WTD    WTD       ORIG        ORIG
                                             MOS    AVG     STATED    WTD    AVG    AVG       LTV         LTV
              CURRENT MORTGAGE LOAN           TO    ORIG    REMAIN    AVG   ORIG    CURR    EXCLUDES    INCLUDES
              PRINCIPAL BALANCE ($)          ROLL   TERM     TERM     AGE    LTV    LTV     JR LIENS    JR LIENS
                                            ----------------------------------------------------------------------
              < = 50,000                        30  353.5      352.9   0.6    64.1   64.1      64.15       64.13
              ----------------------------------------------------------------------------------------------------
              50,000.01 - 75,000.00             29  355.8      354.8     1    69.4   69.3       69.4       69.55
              ----------------------------------------------------------------------------------------------------
              75,000.01 - 100,000.00            27  352.8      352.1   0.8    76.7   76.6       76.7       77.02
              ----------------------------------------------------------------------------------------------------
              100,000.01 - 125,000.00           24  342.2      341.2     1    65.5   65.4      65.49       65.46
              ----------------------------------------------------------------------------------------------------
              125,000.01 - 150,000.00           23    360        359     1      71   70.9         71       70.96
              ----------------------------------------------------------------------------------------------------
              150,000.01 - 175,000.00           31    360      358.7   1.3    56.4   56.3      56.41       56.38
              ----------------------------------------------------------------------------------------------------
              175,000.01 - 200,000.00           23    360        359     1    66.7   66.6       66.7       66.67
              ----------------------------------------------------------------------------------------------------
              200,000.01 - 225,000.00           21    360        357     3    74.5   74.4       74.6       74.54
              ----------------------------------------------------------------------------------------------------
              225,000.01 - 250,000.00           36    360        360     0      68     68         68       67.95
              ----------------------------------------------------------------------------------------------------
              250,000.01 > =                    29  358.7      357.9   0.9    76.1     76      76.09       76.18
              ----------------------------------------------------------------------------------------------------
              TOTAL:                            29  357.7      356.8   0.9    74.4   74.4      74.42       74.51
              ----------------------------------------------------------------------------------------------------

Minimum: 20,928
Maximum: 500,000
Average: 168,736

TOP

--------------------------------------------------------------------------------

6. ORIGINAL LOAN-TO-VALUE RATIO (%)

              ---------------------------------------------------------------------------------------------------
                                                                 % OF                                       WTD
                                        NUMBER     TOTAL         TOTAL        AVG        WTD       WTD      AVG
              ORIGINAL                   OF       CURRENT       CURRENT     CURRENT      AVG       AVG      MAX
              LOAN-TO-VALUE RATIO (%)   LOANS     BALANCE       BALANCE     BALANCE     COUPON    MARGIN    RATE
                                  -------------------------------------------------------------------------------
              < = 50.00                   27     2,254,335.65    4.77        83,494     10.179    6.133    16.18
              ---------------------------------------------------------------------------------------------------
              50.01 - 60.00               23     2,453,318.12    5.19       106,666     10.272    6.269    16.27
              ---------------------------------------------------------------------------------------------------
              60.01 - 70.00               72     9,854,966.76   20.86       136,875     10.712    6.313    16.71
              ---------------------------------------------------------------------------------------------------
              70.01 - 75.00               46     8,296,043.86   17.56       180,349     10.408    6.271    16.42
              ---------------------------------------------------------------------------------------------------
              75.01 - 80.00               71    16,223,336.48   34.34       228,498       9.89    6.035    15.89
              ---------------------------------------------------------------------------------------------------
              80.01 - 85.00               19     2,862,214.83    6.06       150,643      10.52    5.931    16.52
              ---------------------------------------------------------------------------------------------------
              85.01 - 90.00               19     4,690,032.89    9.93       246,844     10.159    6.319    16.16
              ---------------------------------------------------------------------------------------------------
              90.01 - 95.00                2       518,289.27     1.1       259,145      9.952     6.25    15.95
              ---------------------------------------------------------------------------------------------------
              95.01 - 100.00               1        93,454.01     0.2        93,454        9.5     6.25     15.5
              ---------------------------------------------------------------------------------------------------
              TOTAL:                     280    47,245,991.87     100       168,736     10.251    6.176    16.25
              ---------------------------------------------------------------------------------------------------

              -------------------------------------------------------------------------------------------
                                                                                        WTD         WTD
                                                                                        AVG         AVG
                                       WTD             WTD                              COMB        COMB
                                       AVG    WTD      AVG             WTD    WTD       ORIG        ORIG
                                       MOS    AVG     STATED    WTD    AVG    AVG       LTV         LTV
              ORIGINAL                  TO    ORIG    REMAIN    AVG   ORIG    CURR    EXCLUDES    INCLUDES
              LOAN-TO-VALUE RATIO (%)  ROLL   TERM     TERM     AGE    LTV    LTV     JR LIENS    JR LIENS
              -------------------------------------------------------------------------------------------
              < = 50.00                 31    357.2    356.8    0.4   40.4    40.4      40.49      40.36
              -------------------------------------------------------------------------------------------
              50.01 - 60.00             29    358.2    357.6    0.6   56.2    56.2      56.23       56.2
              -------------------------------------------------------------------------------------------
              60.01 - 70.00             28      356    355.1    0.9     67      67      67.02      67.13
              -------------------------------------------------------------------------------------------
              70.01 - 75.00             29    358.3      357    1.4   74.4    74.4      74.46      74.59
              -------------------------------------------------------------------------------------------
              75.01 - 80.00             29    357.1    356.4    0.8   79.3    79.3      79.34      79.48
              -------------------------------------------------------------------------------------------
              80.01 - 85.00             31      360    359.3    0.7   84.6    84.6       84.7      84.63
              -------------------------------------------------------------------------------------------
              85.01 - 90.00             29      360      359      1   89.7    89.6      89.67      89.77
              -------------------------------------------------------------------------------------------
              90.01 - 95.00             23      360    359.5    0.5     95      95         95         95
              -------------------------------------------------------------------------------------------
              95.01 - 100.00            24      360      360      0   98.4    98.4         99      98.42
              -------------------------------------------------------------------------------------------
              TOTAL:                    29    357.7    356.8    0.9   74.4    74.4      74.42      74.51
              -------------------------------------------------------------------------------------------

Minimum: 11.49
Maximum: 98.42
Weighted Average by Original Balance: 74.39
Weighted Average by Current Balance: 74.40

TOP


--------------------------------------------------------------------------------

7. CURRENT LOAN-TO-VALUE RATIO (%)

              -----------------------------------------------------------------------------------------------------
                                                                  % OF                                        WTD
                                       NUMBER        TOTAL         TOTAL        AVG        WTD       WTD      AVG
              CURRENT                   OF          CURRENT       CURRENT     CURRENT      AVG       AVG      MAX
              LOAN-TO-VALUE RATIO (%)  LOANS        BALANCE       BALANCE     BALANCE     COUPON    MARGIN    RATE
                                  ---------------------------------------------------------------------------------
              < = 50.00                   27      2,254,335.65      4.77       83,494     10.179    6.133    16.18
              -----------------------------------------------------------------------------------------------------
              50.01 - 60.00               23      2,453,318.12      5.19      106,666     10.272    6.269    16.27
              -----------------------------------------------------------------------------------------------------
              60.01 - 70.00               72      9,854,966.76     20.86      136,875     10.712    6.313    16.71
              -----------------------------------------------------------------------------------------------------
              70.01 - 75.00               46      8,296,043.86     17.56      180,349     10.408    6.271    16.42
              -----------------------------------------------------------------------------------------------------
              75.01 - 80.00               71     16,223,336.48     34.34      228,498       9.89    6.035    15.89
              -----------------------------------------------------------------------------------------------------
              80.01 - 85.00               19      2,862,214.83      6.06      150,643      10.52    5.931    16.52
              -----------------------------------------------------------------------------------------------------
              85.01 - 90.00               19      4,690,032.89      9.93      246,844     10.159    6.319    16.16
              -----------------------------------------------------------------------------------------------------
              90.01 - 95.00                2        518,289.27       1.1      259,145      9.952     6.25    15.95
              -----------------------------------------------------------------------------------------------------
              95.01 - 100.00               1         93,454.01       0.2       93,454        9.5     6.25     15.5
              -----------------------------------------------------------------------------------------------------
              TOTAL:                     280     47,245,991.87       100      168,736     10.251    6.176    16.25
              -----------------------------------------------------------------------------------------------------

              -------------------------------------------------------------------------------------------
                                                                                        WTD         WTD
                                                                                        AVG         AVG
                                       WTD             WTD                              COMB        COMB
                                       AVG    WTD      AVG             WTD    WTD       ORIG        ORIG
                                       MOS    AVG     STATED    WTD    AVG    AVG       LTV         LTV
              CURRENT                  TO     ORIG    REMAIN    AVG   ORIG    CURR    EXCLUDES    INCLUDES
              LOAN-TO-VALUE RATIO (%)  ROLL   TERM     TERM     AGE    LTV    LTV     JR LIENS    JR LIENS
              --------------------------------------------------------------------------------------------
              < = 50.00                31    357.2    356.8     0.4    40.4   40.4      40.49      40.36
              --------------------------------------------------------------------------------------------
              50.01 - 60.00            29    358.2    357.6     0.6    56.2   56.2      56.23       56.2
              --------------------------------------------------------------------------------------------
              60.01 - 70.00            28      356    355.1     0.9      67     67      67.02      67.13
              --------------------------------------------------------------------------------------------
              70.01 - 75.00            29    358.3      357     1.4    74.4   74.4      74.46      74.59
              --------------------------------------------------------------------------------------------
              75.01 - 80.00            29    357.1    356.4     0.8    79.3   79.3      79.34      79.48
              --------------------------------------------------------------------------------------------
              80.01 - 85.00            31      360    359.3     0.7    84.6   84.6       84.7      84.63
              --------------------------------------------------------------------------------------------
              85.01 - 90.00            29      360      359       1    89.7   89.6      89.67      89.77
              --------------------------------------------------------------------------------------------
              90.01 - 95.00            23      360    359.5     0.5      95     95         95         95
              --------------------------------------------------------------------------------------------
              95.01 - 100.00           24      360      360       0    98.4   98.4         99      98.42
              --------------------------------------------------------------------------------------------
              TOTAL:                   29    357.7    356.8     0.9    74.4   74.4      74.42      74.51
              --------------------------------------------------------------------------------------------

Minimum: 11.48
Maximum: 98.37
Weighted Average: 74.36

TOP


--------------------------------------------------------------------------------

8. COMB ORIG LOAN-TO-VALUE RATIO (%)-INCLUDES SUB LIENS

              -----------------------------------------------------------------------------------------------------



                                                                  % OF                                       WTD
              COMB                     NUMBER     TOTAL           TOTAL        AVG        WTD       WTD      AVG
              ORIG                      OF       CURRENT         CURRENT     CURRENT      AVG       AVG      MAX
              LOAN-TO-VALUE RATIO (%)- LOANS     BALANCE         BALANCE     BALANCE     COUPON    MARGIN    RATE
              INCLUDES SUB LIENS
                                  ---------------------------------------------------------------------------------
              < = 50.00                   27     2,254,335.65       4.77      83,494     10.179    6.133    16.18
              -----------------------------------------------------------------------------------------------------
              50.01 - 60.00               23     2,453,318.12       5.19     106,666     10.272    6.269    16.27
              -----------------------------------------------------------------------------------------------------
              60.01 - 70.00               71     9,799,725.12      20.74     138,024     10.689    6.296    16.69
              -----------------------------------------------------------------------------------------------------
              70.01 - 75.00               45     7,968,111.81      16.87     177,069     10.373    6.249    16.37
              -----------------------------------------------------------------------------------------------------
              75.01 - 80.00               67    14,919,066.07      31.58     222,673      9.903    6.096     15.9
              -----------------------------------------------------------------------------------------------------
              80.01 - 85.00               25     4,549,658.93       9.63     181,986     10.404    5.861    16.42
              -----------------------------------------------------------------------------------------------------
              85.01 - 90.00               18     4,415,623.56       9.35     245,312     10.085    6.324    16.09
              -----------------------------------------------------------------------------------------------------
              90.01 - 95.00                3       792,698.60       1.68     264,233     10.436     6.25    16.44
              -----------------------------------------------------------------------------------------------------
              95.01 - 100.00               1        93,454.01        0.2      93,454        9.5     6.25     15.5
              -----------------------------------------------------------------------------------------------------
              TOTAL:                     280    47,245,991.87        100     168,736     10.251    6.176    16.25
              -----------------------------------------------------------------------------------------------------

                                     ----------------------------------------------------------------------
                                                                                         WTD         WTD
                                                                                         AVG         AVG
                                        WTD             WTD                              COMB        COMB
                                        AVG    WTD      AVG             WTD    WTD       ORIG        ORIG
              COMB                      MOS    AVG     STATED    WTD    AVG    AVG       LTV         LTV
              ORIG                       TO   ORIG     REMAIN    AVG   ORIG    CURR    EXCLUDES    INCLUDES
              LOAN-TO-VALUE RATIO (%)- ROLL   TERM     TERM      AGE    LTV    LTV     JR LIENS    JR LIENS
              INCLUDES SUB LIENS
                                  -------------------------------------------------------------------------
              < = 50.00                31     357.2    356.8     0.4    40.4   40.4     40.49       40.36
              ---------------------------------------------------------------------------------------------
              50.01 - 60.00            29     358.2    357.6     0.6    56.2   56.2     56.23        56.2
              ---------------------------------------------------------------------------------------------
              60.01 - 70.00            28     355.9    355.1     0.9      67     67     67.03        67.1
              ---------------------------------------------------------------------------------------------
              70.01 - 75.00            29     358.3    357.2     1.1    74.4   74.3     74.37       74.45
              ---------------------------------------------------------------------------------------------
              75.01 - 80.00            29     356.9    355.9       1    79.2   79.1      79.2       79.18
              ---------------------------------------------------------------------------------------------
              80.01 - 85.00            30       360    359.4     0.6    82.8   82.8     82.84        83.5
              ---------------------------------------------------------------------------------------------
              85.01 - 90.00            29       360      359       1    89.7   89.6     89.65       89.65
              ---------------------------------------------------------------------------------------------
              90.01 - 95.00            27       360    359.3     0.7    93.3   93.2     93.27       93.86
              ---------------------------------------------------------------------------------------------
              95.01 - 100.00           24       360      360       0    98.4   98.4        99       98.42
              ---------------------------------------------------------------------------------------------
              TOTAL:                   29     357.7    356.8     0.9    74.4   74.4     74.42       74.51
              ---------------------------------------------------------------------------------------------

Minimum: 11.49
Maximum: 98.42
Weighted Average by Original Balance: 74.51
Weighted Average by Current Balance: 74.51

TOP


--------------------------------------------------------------------------------

9. COMB ORIG LOAN-TO-VALUE RATIO (%)-DOESN'T INCLUDE SUB LIENS

              --------------------------------------------------------------------------------------------------------------
                                                                                                                        WTD
                                                                     % OF                                       WTD     AVG
              COMB                        NUMBER       TOTAL         TOTAL        AVG        WTD       WTD      AVG     MOS
              ORIG                         OF         CURRENT       CURRENT     CURRENT      AVG       AVG      MAX      TO
              LOAN-TO-VALUE RATIO (%)-    LOANS       BALANCEB      BALANCE     BALANCE     COUPON    MARGIN    RATE    ROLL
              DOESN'T INCLUDE SUB LIENS
                                  ------------------------------------------------------------------------------------------
              < = 50.00                    27         2,254,335.65     4.77      83,494     10.179    6.133    16.18     31
              --------------------------------------------------------------------------------------------------------------
              50.01 - 55.00                11         1,160,882.27     2.46     105,535      9.386    5.608    15.39     25
              --------------------------------------------------------------------------------------------------------------
              55.01 - 60.00                12         1,292,435.85     2.74     107,703     11.068    6.863    17.07     33
              --------------------------------------------------------------------------------------------------------------
              60.01 - 65.00                37         4,347,773.49      9.2     117,507     10.891    6.294    16.89     26
              --------------------------------------------------------------------------------------------------------------
              65.01 - 70.00                35         5,507,193.27    11.66     157,348     10.571    6.327    16.57     30
              --------------------------------------------------------------------------------------------------------------
              70.01 - 75.00                47         8,330,353.86    17.63     177,242     10.415    6.272    16.43     29
              --------------------------------------------------------------------------------------------------------------
              75.01 - 80.00                70        16,189,026.48    34.27     231,272      9.885    6.033    15.89     29
              --------------------------------------------------------------------------------------------------------------
              80.01 - 85.00                19         2,862,214.83     6.06     150,643      10.52    5.931    16.52     31
              --------------------------------------------------------------------------------------------------------------
              85.01 - 90.00                19         4,690,032.89     9.93     246,844     10.159    6.319    16.16     29
              --------------------------------------------------------------------------------------------------------------
              90.01 - 95.00                 2           518,289.27      1.1     259,145      9.952     6.25    15.95     23
              --------------------------------------------------------------------------------------------------------------
              95.01 - 100.00                1            93,454.01      0.2      93,454        9.5     6.25     15.5     24
              --------------------------------------------------------------------------------------------------------------
              TOTAL:                      280        47,245,991.87      100     168,736     10.251    6.176    16.25     29
              --------------------------------------------------------------------------------------------------------------

              -----------------------------------------------------------------------------------------------
                                                                                           WTD         WTD
                                                                                           AVG         AVG
                                          WTD             WTD                              COMB        COMB
                                          AVG    WTD      AVG             WTD    WTD       ORIG        ORIG
              COMB                        MOS    AVG     STATED    WTD    AVG    AVG       LTV         LTV
              ORIG                         TO    ORIG    REMAIN    AVG   ORIG    CURR    EXCLUDES    INCLUDES
              LOAN-TO-VALUE RATIO (%)-    ROLL   TERM     TERM     AGE    LTV    LTV     JR LIENS    JR LIENS
              DOESN'T INCLUDE SUB LIENS
                                  ---------------------------------------------------------------------------
              < = 50.00                    31    357.2    356.8    0.4    40.4   40.4      40.49      40.36
              -----------------------------------------------------------------------------------------------
              50.01 - 55.00                25    356.1      356    0.2    53.6   53.6      53.61      53.58
              -----------------------------------------------------------------------------------------------
              55.01 - 60.00                33      360      359      1    58.6   58.5      58.58      58.56
              -----------------------------------------------------------------------------------------------
              60.01 - 65.00                26      355    354.1    0.8    64.2   64.1      64.19      64.44
              -----------------------------------------------------------------------------------------------
              65.01 - 70.00                30    356.7    355.8    0.9    69.2   69.2      69.26      69.24
              -----------------------------------------------------------------------------------------------
              70.01 - 75.00                29    358.3      357    1.3    74.5   74.4      74.46      74.59
              -----------------------------------------------------------------------------------------------
              75.01 - 80.00                29    357.1    356.4    0.8    79.3   79.3      79.35      79.49
              -----------------------------------------------------------------------------------------------
              80.01 - 85.00                31      360    359.3    0.7    84.6   84.6       84.7      84.63
              -----------------------------------------------------------------------------------------------
              85.01 - 90.00                29      360      359      1    89.7   89.6      89.67      89.77
              -----------------------------------------------------------------------------------------------
              90.01 - 95.00                23      360    359.5    0.5      95     95         95         95
              -----------------------------------------------------------------------------------------------
              95.01 - 100.00               24      360      360      0    98.4   98.4         99      98.42
              -----------------------------------------------------------------------------------------------
              TOTAL:                       29    357.7    356.8    0.9    74.4   74.4      74.42      74.51
              -----------------------------------------------------------------------------------------------

Minimum: 11.50
Maximum: 99.00
Weighted Average by Original Balance: 74.42

Weighted Average by Current Balance: 74.42

TOP


------------------------------------------------------------------------------

10. LIEN POSITION


              ----------------------------------------------------------------------------------------------------



                                                                 % OF                                      WTD
                                    NUMBER        TOTAL         TOTAL        AVG        WTD       WTD      AVG
              LIEN                    OF         CURRENT       CURRENT     CURRENT      AVG       AVG      MAX
              POSITION              LOANS        BALANCE       BALANCE     BALANCE     COUPON    MARGIN    RATE
              ----------------------------------------------------------------------------------------------------
              1st Lien               280      47,245,991.87        100     168,736     10.251    6.176    16.25
              ----------------------------------------------------------------------------------------------------
              TOTAL:                 280      47,245,991.87        100     168,736     10.251    6.176    16.25
              ----------------------------------------------------------------------------------------------------




              ----------------------------------------------------------------------------------------------
                                                                                       WTD         WTD
                                                                                       AVG         AVG
                                      WTD             WTD                              COMB        COMB
                                      AVG    WTD      AVG             WTD    WTD       ORIG        ORIG
                                      MOS    AVG     STATED    WTD    AVG    AVG       LTV         LTV
              LIEN                     TO    ORIG    REMAIN    AVG   ORIG    CURR    EXCLUDES    INCLUDES
              POSITION                ROLL   TERM     TERM     AGE    LTV    LTV     JR LIENS    JR LIENS
              ---------------------------------------------------------------------------------------------
              1st Lien                 29    357.7    356.8    0.9    74.4   74.4      74.42      74.51
              ---------------------------------------------------------------------------------------------
              TOTAL:                   29    357.7    356.8    0.9    74.4   74.4      74.42      74.51
              ---------------------------------------------------------------------------------------------


                                    -----------------------------------------------------------------------


TOP


-------------------------------------------------------------------------------

80>11. LENDER PAID MI COMPANY, CURRENT LTV>80


              -----------------------------------------------------------------------------------------------------



                                                                 % OF                                        WTD
                                       NUMBER       TOTAL         TOTAL        AVG        WTD       WTD      AVG
                                         OF        CURRENT       CURRENT     CURRENT      AVG       AVG      MAX
              LENDER PAID MI COMPANY    LOANS      BALANCE       BALANCE     BALANCE     COUPON    MARGIN    RATE
              -----------------------------------------------------------------------------------------------------
              No Insurance                 9     1,522,634.03      18.65     169,182      10.31    6.387    16.31
              -----------------------------------------------------------------------------------------------------
              Lender Paid MI (MGIC)       32     6,641,356.97      81.35     207,542     10.254     6.13    16.25
              -----------------------------------------------------------------------------------------------------
              TOTAL:                      41     8,163,991.00        100     199,122     10.265    6.178    16.27
              -----------------------------------------------------------------------------------------------------



              ----------------------------------------------------------------------------------------------
                                                                                          WTD         WTD
                                                                                          AVG         AVG
                                         WTD             WTD                              COMB        COMB
                                         AVG    WTD      AVG             WTD    WTD       ORIG        ORIG
                                         MOS    AVG     STATED    WTD    AVG    AVG       LTV         LTV
                                          TO    ORIG    REMAIN    AVG   ORIG    CURR    EXCLUDES    INCLUDES
              LENDER PAID MI COMPANY     ROLL   TERM     TERM     AGE    LTV    LTV     JR LIENS    JR LIENS
              ----------------------------------------------------------------------------------------------
              No Insurance                31    360      359.4   0.6    85.7   85.6        85.71      85.67
              ----------------------------------------------------------------------------------------------
              Lender Paid MI (MGIC)       29    360      359.1   0.9      89   88.9        88.99      89.03
              ----------------------------------------------------------------------------------------------
              TOTAL:                      29    360      359.2   0.8    88.3   88.3        88.38       88.4
              ----------------------------------------------------------------------------------------------



TOP

-------------------------------------------------------------------------------

12. SECTION 32


              ---------------------------------------------------------------------------------------------------



                                                                 % OF                                      WTD
                                    NUMBER        TOTAL         TOTAL        AVG        WTD       WTD      AVG
                                      OF         CURRENT       CURRENT     CURRENT      AVG       AVG      MAX
              SECTION 32            LOANS        BALANCE       BALANCE     BALANCE     COUPON    MARGIN    RATE
              ---------------------------------------------------------------------------------------------------
              Not High Cost          115     36,743,903.77      77.77     319,512     10.111    6.138    16.11
              ---------------------------------------------------------------------------------------------------
              High Cost              165     10,502,088.10      22.23      63,649     10.739    6.306    16.75
              ---------------------------------------------------------------------------------------------------
              TOTAL:                 280     47,245,991.87        100     168,736     10.251    6.176    16.25
              ---------------------------------------------------------------------------------------------------


TOP


                                                                                   WTD         WTD
                                                                                   AVG         AVG
                                  WTD             WTD                              COMB        COMB
                                  AVG    WTD      AVG             WTD    WTD       ORIG        ORIG
                                  MOS    AVG     STATED    WTD    AVG    AVG       LTV         LTV
                                   TO    ORIG    REMAIN    AVG   ORIG    CURR    EXCLUDES    INCLUDES
                                  ROLL   TERM     TERM     AGE    LTV    LTV     JR LIENS    JR LIENS
              --------------------------------------------------------------------------------------------
              Not High Cost       29      358.7   357.8     0.9   76.17  76.14      76.20       76.28
              --------------------------------------------------------------------------------------------
              High Cost           28      353.9   353.0     0.9   68.17  68.13      68.20       68.31
              --------------------------------------------------------------------------------------------
              TOTAL:              29      357.7   356.8     0.9   74.40  74.36      74.42       74.51
              --------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------

13. ADJUSTMENT TYPE


              ---------------------------------------------------------------------------------------------------



                                                                 % OF                                      WTD
                                    NUMBER        TOTAL         TOTAL        AVG        WTD       WTD      AVG
                                      OF         CURRENT       CURRENT     CURRENT      AVG       AVG      MAX
              ADJUSTMENT TYPE       LOANS        BALANCE       BALANCE     BALANCE     COUPON    MARGIN    RATE
              ---------------------------------------------------------------------------------------------------
              ARM                    280       47,245,991.87     100       168,736     10.251    6.176    16.25
              ---------------------------------------------------------------------------------------------------
              TOTAL:                 280       47,245,991.87     100       168,736     10.251    6.176    16.25
              ---------------------------------------------------------------------------------------------------



              ---------------------------------------------------------------------------------------------
                                                                                       WTD         WTD
                                                                                       AVG         AVG
                                      WTD             WTD                              COMB        COMB
                                      AVG    WTD      AVG             WTD    WTD       ORIG        ORIG
                                      MOS    AVG     STATED    WTD    AVG    AVG       LTV         LTV
                                       TO    ORIG    REMAIN    AVG   ORIG    CURR    EXCLUDES    INCLUDES
              ADJUSTMENT TYPE         ROLL   TERM     TERM     AGE    LTV    LTV     JR LIENS    JR LIENS
              ---------------------------------------------------------------------------------------------
              ARM                      29    357.7    356.8    0.9    74.4   74.4        74.42      74.51
              ---------------------------------------------------------------------------------------------
              TOTAL:                   29    357.7    356.8    0.9    74.4   74.4        74.42      74.51
              ---------------------------------------------------------------------------------------------




TOP


--------------------------------------------------------------------------------

14. BALLOON


              ----------------------------------------------------------------------------------------------------



                                                                 % OF                                      WTD
                                    NUMBER        TOTAL         TOTAL        AVG        WTD       WTD      AVG
                                      OF         CURRENT       CURRENT     CURRENT      AVG       AVG      MAX
              BALLOON               LOANS        BALANCE       BALANCE     BALANCE     COUPON    MARGIN    RATE
              ----------------------------------------------------------------------------------------------------
              Non-Balloon             280      47,245,991.87     100       168,736     10.251    6.176    16.25
              ----------------------------------------------------------------------------------------------------
              TOTAL:                  280      47,245,991.87     100       168,736     10.251    6.176    16.25
              ----------------------------------------------------------------------------------------------------



              --------------------------------------------------------------------------------------------
                                                                                      WTD         WTD
                                                                                      AVG         AVG
                                     WTD             WTD                              COMB        COMB
                                     AVG    WTD      AVG             WTD    WTD       ORIG        ORIG
                                     MOS    AVG     STATED    WTD    AVG    AVG       LTV         LTV
                                      TO    ORIG    REMAIN    AVG   ORIG    CURR    EXCLUDES    INCLUDES
              BALLOON                ROLL   TERM     TERM     AGE    LTV    LTV     JR LIENS    JR LIENS
              --------------------------------------------------------------------------------------------
              Non-Balloon             29    357.7    356.8    0.9    74.4   74.4        74.42      74.51
              --------------------------------------------------------------------------------------------
              TOTAL:                  29    357.7    356.8    0.9    74.4   74.4        74.42      74.51
              --------------------------------------------------------------------------------------------


TOP

-------------------------------------------------------------------------------

15. ORIGINAL TERM


              ---------------------------------------------------------------------------------------------------



                                                                 % OF                                      WTD
                                    NUMBER        TOTAL         TOTAL        AVG        WTD       WTD      AVG
                                      OF         CURRENT       CURRENT     CURRENT      AVG       AVG      MAX
              ORIGINAL TERM         LOANS        BALANCE       BALANCE     BALANCE     COUPON    MARGIN    RATE
              ---------------------------------------------------------------------------------------------------
              121 - 180               7       616,438.57         1.3       88,063      9.671    6.175     15.67
              ---------------------------------------------------------------------------------------------------
              301 - 360             273    46,629,553.30        98.7      170,804     10.259    6.176     16.26
              ---------------------------------------------------------------------------------------------------
              TOTAL:                280    47,245,991.87         100      168,736     10.251    6.176     16.25
              ---------------------------------------------------------------------------------------------------



              ---------------------------------------------------------------------------------------------
                                                                                       WTD         WTD
                                                                                       AVG         AVG
                                      WTD             WTD                              COMB        COMB
                                      AVG    WTD      AVG             WTD    WTD       ORIG        ORIG
                                      MOS    AVG     STATED    WTD    AVG    AVG       LTV         LTV
                                       TO    ORIG    REMAIN    AVG   ORIG    CURR    EXCLUDES    INCLUDES
              ORIGINAL TERM           ROLL   TERM     TERM     AGE    LTV    LTV     JR LIENS    JR LIENS
              ---------------------------------------------------------------------------------------------
              121 - 180                31     180     179.3    0.7    70.6   70.       70.6       70.59
              ---------------------------------------------------------------------------------------------
              301 - 360                29     360     359.1    0.9    74.5   74.4     74.47       74.56
              ---------------------------------------------------------------------------------------------
              TOTAL:                   29   357.7     356.8    0.9    74.4   74.4     74.42       74.51
              ---------------------------------------------------------------------------------------------


Minimum: 180
Maximum: 360
Weighted Average: 357.7

TOP

-------------------------------------------------------------------------------

16. SEASONING


              ---------------------------------------------------------------------------------------------------



                                                                 % OF                                      WTD
                                    NUMBER        TOTAL         TOTAL        AVG        WTD       WTD      AVG
                                      OF         CURRENT       CURRENT     CURRENT      AVG       AVG      MAX
              SEASONING             LOANS        BALANCE       BALANCE     BALANCE     COUPON    MARGIN    RATE
                                  -------------------------------------------------------------------------------
              < = 0                  127      23,437,440.37      49.61     184,547     10.267    6.078    16.27
              ---------------------------------------------------------------------------------------------------
              1 - 12                 153      23,808,551.50      50.39     155,611     10.235    6.272    16.24
              ---------------------------------------------------------------------------------------------------
              TOTAL:                 280      47,245,991.87        100     168,736     10.251    6.176    16.25
              ---------------------------------------------------------------------------------------------------



              -------------------------------------------------------------------------------------------
                                                                                     WTD         WTD
                                                                                     AVG         AVG
                                    WTD             WTD                              COMB        COMB
                                    AVG    WTD      AVG             WTD    WTD       ORIG        ORIG
                                    MOS    AVG     STATED    WTD    AVG    AVG       LTV         LTV
                                     TO    ORIG    REMAIN    AVG   ORIG    CURR    EXCLUDES    INCLUDES
              SEASONING             ROLL   TERM     TERM     AGE    LTV    LTV     JR LIENS    JR LIENS
                                  -----------------------------------------------------------------------
              < = 0                  30    358.4    358.4     0      74     74        74.06      74.13
              -------------------------------------------------------------------------------------------
              1 - 12                 28    356.9    355.2   1.7    74.8   74.7        74.78      74.88
              -------------------------------------------------------------------------------------------
              TOTAL:                 29    357.7    356.8   0.9    74.4   74.4        74.42      74.51
              -------------------------------------------------------------------------------------------



Minimum: 0
Maximum: 9
Weighted Average: 0.9

TOP


-------------------------------------------------------------------------------

17. REMAINING TERM TO STATED MATURITY


              ---------------------------------------------------------------------------------------------------



                                                                 % OF                                      WTD
                                    NUMBER        TOTAL         TOTAL        AVG        WTD       WTD      AVG
              REMAINING TERM          OF         CURRENT       CURRENT     CURRENT      AVG       AVG      MAX
              TO STATED MATURITY    LOANS        BALANCE       BALANCE     BALANCE     COUPON    MARGIN    RATE
              ---------------------------------------------------------------------------------------------------
              121 - 180                7        616,438.57        1.3      88,063      9.671    6.175    15.67
              ---------------------------------------------------------------------------------------------------
              301 - 360              273     46,629,553.30       98.7     170,804     10.259    6.176    16.26
              ---------------------------------------------------------------------------------------------------
              TOTAL:                 280     47,245,991.87        100     168,736     10.251    6.176    16.25
              ---------------------------------------------------------------------------------------------------




              ---------------------------------------------------------------------------------------------
                                                                                       WTD         WTD
                                                                                       AVG         AVG
                                      WTD             WTD                              COMB        COMB
                                      AVG    WTD      AVG             WTD    WTD       ORIG        ORIG
                                      MOS    AVG     STATED    WTD    AVG    AVG       LTV         LTV
              REMAINING TERM           TO    ORIG    REMAIN    AVG   ORIG    CURR    EXCLUDES    INCLUDES
              TO STATED MATURITY      ROLL   TERM     TERM     AGE    LTV    LTV     JR LIENS    JR LIENS
              ---------------------------------------------------------------------------------------------
              121 - 180                31    180      179.3   0.7    70.6   70.5         70.6      70.59
              ---------------------------------------------------------------------------------------------
              301 - 360                29    360      359.1   0.9    74.5   74.4        74.47      74.56
              ---------------------------------------------------------------------------------------------
              TOTAL:                   29  357.7      356.8   0.9    74.4   74.4        74.42      74.51
              ---------------------------------------------------------------------------------------------


Minimum: 179
Maximum: 360
Weighted Average: 356.8

TOP


-------------------------------------------------------------------------------

18. MONTHS DELINQUENT


              ---------------------------------------------------------------------------------------------------



                                                                 % OF                                      WTD
                                    NUMBER        TOTAL         TOTAL        AVG        WTD       WTD      AVG
              MONTHS                 OF         CURRENT        CURRENT     CURRENT      AVG       AVG      MAX
              DELINQUENT            LOANS        BALANCE       BALANCE     BALANCE     COUPON    MARGIN    RATE
              ---------------------------------------------------------------------------------------------------
              0                      280     47,245,991.87        100     168,736     10.251    6.176    16.25
              ---------------------------------------------------------------------------------------------------
              TOTAL:                 280     47,245,991.87        100     168,736     10.251    6.176    16.25
              ---------------------------------------------------------------------------------------------------



              ---------------------------------------------------------------------------------------------
                                                                                       WTD         WTD
                                                                                       AVG         AVG
                                      WTD             WTD                              COMB        COMB
                                      AVG    WTD      AVG             WTD    WTD       ORIG        ORIG
                                      MOS    AVG     STATED    WTD    AVG    AVG       LTV         LTV
              MONTHS                   TO    ORIG    REMAIN    AVG   ORIG    CURR    EXCLUDES    INCLUDES
              DELINQUENT              ROLL   TERM     TERM     AGE    LTV    LTV     JR LIENS    JR LIENS
              ---------------------------------------------------------------------------------------------
              0                        29   357.7      356.8   0.9    74.4   74.4        74.42      74.51
              ---------------------------------------------------------------------------------------------
              TOTAL:                   29   357.7      356.8   0.9    74.4   74.4        74.42      74.51
              ---------------------------------------------------------------------------------------------


Minimum: 0
Maximum: 0
Weighted Average: 0.0

TOP


--------------------------------------------------------------------------------

19. GEOGRAPHIC DISTRIBUTION BY STATE


              ------------------------------------------------------------------------------------------------



                                                              % OF                                      WTD
              GEOGRAPHIC            NUMBER     TOTAL         TOTAL        AVG        WTD       WTD      AVG
              DISTRIBUTION            OF      CURRENT       CURRENT     CURRENT      AVG       AVG      MAX
              BY STATE              LOANS     BALANCE       BALANCE     BALANCE     COUPON    MARGIN    RATE
              ----------------------------------------------------------------------------------------------
              Arizona                 5       488,536.02       1.03      97,707      9.584    6.128    15.58
              ----------------------------------------------------------------------------------------------
              Arkansas                2        90,007.31       0.19      45,004     11.908    5.694    17.91
              ----------------------------------------------------------------------------------------------
              California            101    24,613,813.37       52.1     243,701      9.563    6.036    15.56
              ----------------------------------------------------------------------------------------------
              Colorado                3     1,122,761.86       2.38     374,254     11.053    6.291    17.05
              ----------------------------------------------------------------------------------------------
              Florida                20     3,339,686.19       7.07     166,984     10.542    6.311    16.54
              ----------------------------------------------------------------------------------------------
              Georgia                 6     1,454,701.59       3.08     242,450     11.244    6.033    17.24
              ----------------------------------------------------------------------------------------------
              Hawaii                  3       448,914.35       0.95     149,638     14.038    8.249    20.04
              ----------------------------------------------------------------------------------------------
              Idaho                   1        45,500.00        0.1      45,500      14.15     8.25    20.15
              ----------------------------------------------------------------------------------------------
              Illinois               11       958,436.02       2.03      87,131     11.018    6.298    17.02
              ----------------------------------------------------------------------------------------------
              Indiana                13       533,837.78       1.13      41,064     11.545    6.144    17.55
              ----------------------------------------------------------------------------------------------
              Iowa                    1       330,151.08        0.7     330,151      9.375    6.375    15.38
              ----------------------------------------------------------------------------------------------
              Kansas                  1        29,991.25       0.06      29,991      12.25      6.5    18.25
              ----------------------------------------------------------------------------------------------
              Kentucky                5       196,718.88       0.42      39,344      13.54    7.316    19.54
              ----------------------------------------------------------------------------------------------
              Louisiana              13       631,374.99       1.34      48,567     12.555    7.476    18.56
              ----------------------------------------------------------------------------------------------
              Maryland                3       357,327.03       0.76     119,109     12.666    7.283    18.67
              ----------------------------------------------------------------------------------------------
              Michigan               34     2,867,140.98       6.07      84,328      11.02    6.173    17.02
              ----------------------------------------------------------------------------------------------
              Minnesota               2       332,401.49        0.7     166,201     11.287    6.867    17.52
              ----------------------------------------------------------------------------------------------
              Missouri                8     1,297,580.88       2.75     162,198     12.073    5.912    18.07
              ----------------------------------------------------------------------------------------------
              Nevada                  1       268,215.00       0.57     268,215       8.75     6.75    14.75
              ----------------------------------------------------------------------------------------------
              New Hampshire           1        84,000.00       0.18      84,000       8.75     6.75    14.75
              ----------------------------------------------------------------------------------------------
              New Jersey              3     1,185,750.00       2.51     395,250      9.784    5.672    15.78
              ----------------------------------------------------------------------------------------------
              New York                5     1,258,778.92       2.66     251,756     11.372    6.896    17.37
              ----------------------------------------------------------------------------------------------
              North Carolina          1       328,000.00       0.69     328,000      10.25    5.125    16.25
              ----------------------------------------------------------------------------------------------
              Ohio                    9       641,156.33       1.36      71,240     10.728     6.34    16.73
              ----------------------------------------------------------------------------------------------
              Oklahoma                4       144,177.29       0.31      36,044     13.567    7.337    19.57
              ----------------------------------------------------------------------------------------------
              Oregon                  2       153,540.00       0.32      76,770      8.896    5.508     14.9
              ----------------------------------------------------------------------------------------------
              Pennsylvania            1        59,898.00       0.13      59,898       8.99     6.25    14.99
              ----------------------------------------------------------------------------------------------
              Rhode Island            1       315,000.00       0.67     315,000     13.025    7.375    19.03
              ----------------------------------------------------------------------------------------------
              South Carolina          2        74,690.55       0.16      37,345      13.69    6.822    19.69
              ----------------------------------------------------------------------------------------------
              Tennessee               1       259,400.96       0.55     259,401       10.5        7     16.5
              ----------------------------------------------------------------------------------------------
              Texas                   3       344,073.17       0.73     114,691     11.603    6.102     17.6
              ----------------------------------------------------------------------------------------------
              Utah                    1       306,692.20       0.65     306,692      11.53      6.7    17.53
              ----------------------------------------------------------------------------------------------
              Virginia                2       440,200.00       0.93     220,100     11.122    6.199    17.12
              ----------------------------------------------------------------------------------------------
              Washington             11     2,243,538.38       4.75     203,958     10.061    5.938    16.06
              ----------------------------------------------------------------------------------------------
              TOTAL:                280    47,245,991.87        100     168,736     10.251    6.176    16.25
              ----------------------------------------------------------------------------------------------



              -----------------------------------------------------------------------------------------
                                                                                     WTD         WTD
                                                                                     AVG         AVG
                                    WTD             WTD                              COMB        COMB
                                    AVG    WTD      AVG             WTD    WTD       ORIG        ORIG
              GEOGRAPHIC            MOS    AVG     STATED    WTD    AVG    AVG       LTV         LTV
              DISTRIBUTION           TO    ORIG    REMAIN    AVG   ORIG    CURR    EXCLUDES    INCLUDES
              BY STATE              ROLL   TERM     TERM     AGE    LTV    LTV     JR LIENS    JR LIENS
              -----------------------------------------------------------------------------------------
              Arizona                25    360      358.2   1.8    74.8   74.8        74.92      74.83
              -----------------------------------------------------------------------------------------
              Arkansas               35    360      359.4   0.6    71.5   71.5         71.5       71.5
              -----------------------------------------------------------------------------------------
              California             28  359.4      358.6   0.8    74.3   74.3        74.36      74.41
              -----------------------------------------------------------------------------------------
              Colorado               32    360        359     1    82.2   82.2        82.38      82.78
              -----------------------------------------------------------------------------------------
              Florida                34    360      359.4   0.6    73.6   73.5         73.7      73.58
              -----------------------------------------------------------------------------------------
              Georgia                32    360      359.8   0.2    74.8   74.8        74.84       75.1
              -----------------------------------------------------------------------------------------
              Hawaii                 24    360      359.1   0.9    66.5   66.5        66.48      67.33
              -----------------------------------------------------------------------------------------
              Idaho                  23    360        359     1      65     65           65         65
              -----------------------------------------------------------------------------------------
              Illinois               30    360      359.4   0.6    77.4   77.4        77.46      77.44
              -----------------------------------------------------------------------------------------
              Indiana                30    360      359.2   0.8      72     72        72.05      72.03
              -----------------------------------------------------------------------------------------
              Iowa                   31    360        355     5      68   67.8           68      67.97
              -----------------------------------------------------------------------------------------
              Kansas                 35    360        359     1    49.2   49.2         49.2      49.18
              -----------------------------------------------------------------------------------------
              Kentucky               31    360      359.4   0.6    67.1   67.1        67.13      69.11
              -----------------------------------------------------------------------------------------
              Louisiana              34    360        359     1    69.1   69.1        69.11      69.09
              -----------------------------------------------------------------------------------------
              Maryland               36    360      359.8   0.2    67.1   67.1        67.13      67.11
              -----------------------------------------------------------------------------------------
              Michigan               27  347.6        347   0.6    72.8   72.8        72.86      72.98
              -----------------------------------------------------------------------------------------
              Minnesota              24    360      359.5   0.5    78.9   78.8        78.85      80.95
              -----------------------------------------------------------------------------------------
              Missouri               32  352.7      352.4   0.3    79.9   79.9        80.08      79.93
              -----------------------------------------------------------------------------------------
              Nevada                 36    360        360     0      80     80           79         80
              -----------------------------------------------------------------------------------------
              New Hampshire          25    360        360     0    68.3   68.3         68.3      68.29
              -----------------------------------------------------------------------------------------
              New Jersey             24    360        360     0    72.4   72.4        72.37      72.37
              -----------------------------------------------------------------------------------------
              New York               27    360      357.2   2.8    68.8   68.7        68.76      68.76
              -----------------------------------------------------------------------------------------
              North Carolina         36    360        360     0      80     80           80         80
              -----------------------------------------------------------------------------------------
              Ohio                   31    353      352.6   0.4    74.2   74.2        74.21       74.2
              -----------------------------------------------------------------------------------------
              Oklahoma               26    360      359.7   0.3    70.3   70.3        70.35      70.33
              -----------------------------------------------------------------------------------------
              Oregon                 30    360        360     0    67.3   67.3        67.34      67.27
              -----------------------------------------------------------------------------------------
              Pennsylvania           22    360        358     2      90   89.4           90         90
              -----------------------------------------------------------------------------------------
              Rhode Island           35    360        359     1      70     70           70         70
              -----------------------------------------------------------------------------------------
              South Carolina         30    360      359.5   0.5    69.5   69.5        69.52      69.52
              -----------------------------------------------------------------------------------------
              Tennessee              35    180        179     1    78.8   78.6        78.79      78.79
              -----------------------------------------------------------------------------------------
              Texas                  33    360        359     1    84.5   84.4        84.47      85.83
              -----------------------------------------------------------------------------------------
              Utah                   27    360        351     9      75   74.8           75      75.37
              -----------------------------------------------------------------------------------------
              Virginia               34    360        360     0      83     83        82.96      82.96
              -----------------------------------------------------------------------------------------
              Washington             28    360      358.5   1.5    76.2   76.1        76.19      76.19
              -----------------------------------------------------------------------------------------
              TOTAL:                 29  357.7      356.8   0.9    74.4   74.4        74.42      74.51
              -----------------------------------------------------------------------------------------




Number of States Represented: 34

TOP

-------------------------------------------------------------------------------

20. TOP 10 GEOGRAPHIC DISTRIBUTION BY BALANCE


              -------------------------------------------------------------------------------------------------



              TOP 10                                             % OF                                      WTD
              GEOGRAPHIC            NUMBER        TOTAL         TOTAL        AVG        WTD       WTD      AVG
              DISTRIBUTION            OF         CURRENT       CURRENT     CURRENT      AVG       AVG      MAX
              BY BALANCE            LOANS        BALANCE       BALANCE     BALANCE     COUPON    MARGIN    RATE
              -------------------------------------------------------------------------------------------------
              California            101       24,613,813.37       52.1     243,701      9.563    6.036    15.56
              -------------------------------------------------------------------------------------------------
              Florida                20        3,339,686.19       7.07     166,984     10.542    6.311    16.54
              -------------------------------------------------------------------------------------------------
              Michigan               34        2,867,140.98       6.07      84,328      11.02    6.173    17.02
              -------------------------------------------------------------------------------------------------
              Washington             11        2,243,538.38       4.75     203,958     10.061    5.938    16.06
              -------------------------------------------------------------------------------------------------
              Georgia                 6        1,454,701.59       3.08     242,450     11.244    6.033    17.24
              -------------------------------------------------------------------------------------------------
              Missouri                8        1,297,580.88       2.75     162,198     12.073    5.912    18.07
              -------------------------------------------------------------------------------------------------
              New York                5        1,258,778.92       2.66     251,756     11.372    6.896    17.37
              -------------------------------------------------------------------------------------------------
              New Jersey              3        1,185,750.00       2.51     395,250      9.784    5.672    15.78
              -------------------------------------------------------------------------------------------------
              Colorado                3        1,122,761.86       2.38     374,254     11.053    6.291    17.05
              -------------------------------------------------------------------------------------------------
              Illinois               11          958,436.02       2.03      87,131     11.018    6.298    17.02
              -------------------------------------------------------------------------------------------------
              Other                  78        6,903,803.68      14.61      88,510     11.392    6.683     17.4
              -------------------------------------------------------------------------------------------------
              TOTAL:                280       47,245,991.87        100     168,736     10.251    6.176    16.25
              -------------------------------------------------------------------------------------------------





              ---------------------------------------------------------------------------------------
                                                                                 WTD         WTD
                                                                                 AVG         AVG
                                WTD             WTD                              COMB        COMB
              TOP 10            AVG    WTD      AVG             WTD    WTD       ORIG        ORIG
              GEOGRAPHIC        MOS    AVG     STATED    WTD    AVG    AVG       LTV         LTV
              DISTRIBUTION       TO    ORIG    REMAIN    AVG   ORIG    CURR    EXCLUDES    INCLUDES
              BY BALANCE        ROLL   TERM     TERM     AGE    LTV    LTV     JR LIENS    JR LIENS
              ---------------------------------------------------------------------------------------
              California         28    359.4    358.6    0.8    74.3   74.3        74.36      74.41
              --------------------------------------------------------------------------------------
              Florida            34      360    359.4    0.6    73.6   73.5         73.7      73.58
              --------------------------------------------------------------------------------------
              Michigan           27    347.6      347    0.6    72.8   72.8        72.86      72.98
              --------------------------------------------------------------------------------------
              Washington         28      360    358.5    1.5    76.2   76.1        76.19      76.19
              --------------------------------------------------------------------------------------
              Georgia            32      360    359.8    0.2    74.8   74.8        74.84       75.1
              --------------------------------------------------------------------------------------
              Missouri           32    352.7    352.4    0.3    79.9   79.9        80.08      79.93
              --------------------------------------------------------------------------------------
              New York           27      360    357.2    2.8    68.8   68.7        68.76      68.76
              --------------------------------------------------------------------------------------
              New Jersey         24      360      360      0    72.4   72.4        72.37      72.37
              --------------------------------------------------------------------------------------
              Colorado           32      360      359      1    82.2   82.2        82.38      82.78
              --------------------------------------------------------------------------------------
              Illinois           30      360    359.4    0.6    77.4   77.4        77.46      77.44
              --------------------------------------------------------------------------------------
              Other              31    352.6    351.3    1.2    73.6   73.6         73.6      73.92
              --------------------------------------------------------------------------------------
              TOTAL:             29    357.7    356.8    0.9    74.4   74.4        74.42      74.51
              --------------------------------------------------------------------------------------






Number of States Represented: 34

TOP


-------------------------------------------------------------------------------

21. PROPERTY TYPE

              -----------------------------------------------------------------------------------------------------



                                                                   % OF                                      WTD
                                      NUMBER        TOTAL         TOTAL        AVG        WTD       WTD      AVG
                                        OF         CURRENT       CURRENT     CURRENT      AVG       AVG      MAX
              PROPERTY TYPE           LOANS        BALANCE       BALANCE     BALANCE     COUPON    MARGIN    RATE
              -----------------------------------------------------------------------------------------------------
              Single Family Residence    263    44,574,862.52      94.35     169,486     10.245    6.183    16.25
              -----------------------------------------------------------------------------------------------------
              Condo                       10     1,644,216.54       3.48     164,422     10.028    5.754    16.03
              -----------------------------------------------------------------------------------------------------
              2 Family                     6       950,412.81       2.01     158,402     10.966    6.579    16.97
              -----------------------------------------------------------------------------------------------------
              Manufactured Housing         1        76,500.00       0.16      76,500       9.75     5.75    15.75
              -----------------------------------------------------------------------------------------------------
              TOTAL:                     280    47,245,991.87        100     168,736     10.251    6.176    16.25
              -----------------------------------------------------------------------------------------------------


              --------------------------------------------------------------------------------------------
                                                                                        WTD         WTD
                                                                                        AVG         AVG
                                       WTD             WTD                              COMB        COMB
                                       AVG    WTD      AVG             WTD    WTD       ORIG        ORIG
                                       MOS    AVG     STATED    WTD    AVG    AVG       LTV         LTV
                                        TO    ORIG    REMAIN    AVG   ORIG    CURR    EXCLUDES    INCLUDES
              PROPERTY TYPE            ROLL   TERM     TERM     AGE    LTV    LTV     JR LIENS    JR LIENS
              --------------------------------------------------------------------------------------------
              Single Family Residence   29  357.8      356.9   0.9    74.5   74.4        74.49      74.58
              --------------------------------------------------------------------------------------------
              Condo                     31    360      359.4   0.6    76.8   76.8        76.83      76.83
              --------------------------------------------------------------------------------------------
              2 Family                  30    360      359.4   0.6    66.9   66.9        67.14      66.91
              --------------------------------------------------------------------------------------------
              Manufactured Housing      25    180        180     0      75     75           75         75
              --------------------------------------------------------------------------------------------
              TOTAL:                    29  357.7      356.8   0.9    74.4   74.4        74.42      74.51
              --------------------------------------------------------------------------------------------


TOP


-------------------------------------------------------------------------------

22. NUMBER OF UNITS

              ----------------------------------------------------------------------------------------------------



                                                                 % OF                                      WTD
                                    NUMBER        TOTAL         TOTAL        AVG        WTD       WTD      AVG
                                      OF         CURRENT       CURRENT     CURRENT      AVG       AVG      MAX
              NUMBER OF UNITS       LOANS        BALANCE       BALANCE     BALANCE     COUPON    MARGIN    RATE
              ----------------------------------------------------------------------------------------------------
              1                          274    46,295,579.06      97.99     168,962     10.236    6.167    16.24
              ----------------------------------------------------------------------------------------------------
              2                            6       950,412.81       2.01     158,402     10.966    6.579    16.97
              ----------------------------------------------------------------------------------------------------
              TOTAL:                     280    47,245,991.87        100     168,736     10.251    6.176    16.25
              ----------------------------------------------------------------------------------------------------


              --------------------------------------------------------------------------------------
                                                                                WTD         WTD
                                                                                AVG         AVG
                               WTD             WTD                              COMB        COMB
                               AVG    WTD      AVG             WTD    WTD       ORIG        ORIG
                               MOS    AVG     STATED    WTD    AVG    AVG       LTV         LTV
                                TO    ORIG    REMAIN    AVG   ORIG    CURR    EXCLUDES    INCLUDES
              NUMBER OF UNITS  ROLL   TERM     TERM     AGE    LTV    LTV     JR LIENS    JR LIENS
              --------------------------------------------------------------------------------------
              1                   29  357.6      356.7   0.9    74.6   74.5        74.57      74.67
              --------------------------------------------------------------------------------------
              2                   30    360      359.4   0.6    66.9   66.9        67.14      66.91
              --------------------------------------------------------------------------------------
              TOTAL:              29  357.7      356.8   0.9    74.4   74.4        74.42      74.51
              --------------------------------------------------------------------------------------

TOP


-------------------------------------------------------------------------------

23. OCCUPANCY

              ---------------------------------------------------------------------------------------------------



                                                                 % OF                                      WTD
                                    NUMBER        TOTAL         TOTAL        AVG        WTD       WTD      AVG
                                      OF         CURRENT       CURRENT     CURRENT      AVG       AVG      MAX
              OCCUPANCY             LOANS        BALANCE       BALANCE     BALANCE     COUPON    MARGIN    RATE
              ---------------------------------------------------------------------------------------------------
              Primary                    276    45,876,724.33       97.1     166,220     10.232    6.175    16.23
              ---------------------------------------------------------------------------------------------------
              Investment                   3       905,182.00       1.92     301,727     11.326    6.152    17.33
              ---------------------------------------------------------------------------------------------------
              Second Home                  1       464,085.54       0.98     464,086       9.99     6.25    15.99
              ---------------------------------------------------------------------------------------------------
              TOTAL:                     280    47,245,991.87        100     168,736     10.251    6.176    16.25
              ---------------------------------------------------------------------------------------------------


              -------------------------------------------------------------------------------------
                                                                               WTD         WTD
                                                                               AVG         AVG
                              WTD             WTD                              COMB        COMB
                              AVG    WTD      AVG             WTD    WTD       ORIG        ORIG
                              MOS    AVG     STATED    WTD    AVG    AVG       LTV         LTV
                               TO    ORIG    REMAIN    AVG   ORIG    CURR    EXCLUDES    INCLUDES
              OCCUPANCY       ROLL   TERM     TERM     AGE    LTV    LTV     JR LIENS    JR LIENS
              -------------------------------------------------------------------------------------
              Primary            29  357.6      356.7   0.9    74.7   74.7        74.75      74.84
              -------------------------------------------------------------------------------------
              Investment         32    360      359.7   0.3      60     60         60.2      59.96
              -------------------------------------------------------------------------------------
              Second Home        34    360        358     2      70   69.8           70         70
              -------------------------------------------------------------------------------------
              TOTAL:             29  357.7      356.8   0.9    74.4   74.4        74.42      74.51
              -------------------------------------------------------------------------------------

TOP


--------------------------------------------------------------------------------

24. PURPOSE


              ---------------------------------------------------------------------------------------------------



                                                                 % OF                                      WTD
                                    NUMBER        TOTAL         TOTAL        AVG        WTD       WTD      AVG
                                      OF         CURRENT       CURRENT     CURRENT      AVG       AVG      MAX
              PURPOSE               LOANS        BALANCE       BALANCE     BALANCE     COUPON    MARGIN    RATE
              ---------------------------------------------------------------------------------------------------
              Refinance - Cashout        199    30,423,901.64      64.39     152,884     10.129    6.142    16.13
              ---------------------------------------------------------------------------------------------------
              Purchase                    33    10,701,022.90      22.65     324,273     10.163    6.025    16.16
              ---------------------------------------------------------------------------------------------------
              Refinance - Rate Term       48     6,121,067.33      12.96     127,522     11.012    6.609    17.01
              ---------------------------------------------------------------------------------------------------
              TOTAL:                     280    47,245,991.87        100     168,736     10.251    6.176    16.25
              ---------------------------------------------------------------------------------------------------


              --------------------------------------------------------------------------------------------
                                                                                      WTD         WTD
                                                                                      AVG         AVG
                                     WTD             WTD                              COMB        COMB
                                     AVG    WTD      AVG             WTD    WTD       ORIG        ORIG
                                     MOS    AVG     STATED    WTD    AVG    AVG       LTV         LTV
                                      TO    ORIG    REMAIN    AVG   ORIG    CURR    EXCLUDES    INCLUDES
              PURPOSE                ROLL   TERM     TERM     AGE    LTV    LTV     JR LIENS    JR LIENS
              --------------------------------------------------------------------------------------------
              Refinance - Cashout       29    358      357.2   0.8    72.2   72.1        72.23       72.2
              --------------------------------------------------------------------------------------------
              Purchase                  29    360      358.7   1.3    79.1   79.1        79.13       79.5
              --------------------------------------------------------------------------------------------
              Refinance - Rate Term     30  351.6      351.2   0.5    77.1   77.1        77.12      77.24
              --------------------------------------------------------------------------------------------
              TOTAL:                    29  357.7      356.8   0.9    74.4   74.4        74.42      74.51
              --------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------

25. DOCUMENTATION LEVEL

              ----------------------------------------------------------------------------------------------------



                                                                 % OF                                      WTD
                                    NUMBER        TOTAL         TOTAL        AVG        WTD       WTD      AVG
                                      OF         CURRENT       CURRENT     CURRENT      AVG       AVG      MAX
              DOCUMENTATION LEVEL   LOANS        BALANCE       BALANCE     BALANCE     COUPON    MARGIN    RATE
              ----------------------------------------------------------------------------------------------------
              Full                       211    31,192,332.67      66.02     147,831      10.13    6.114    16.13
              ----------------------------------------------------------------------------------------------------
              Stated Documentation        47    11,025,694.95      23.34     234,589     10.484    6.147    16.48
              ----------------------------------------------------------------------------------------------------
              Light                       22     5,027,964.25      10.64     228,544     10.492    6.621    16.49
              ----------------------------------------------------------------------------------------------------
              TOTAL:                     280    47,245,991.87        100     168,736     10.251    6.176    16.25
              ----------------------------------------------------------------------------------------------------




              -------------------------------------------------------------------------------------------
                                                                                     WTD         WTD
                                                                                     AVG         AVG
                                    WTD             WTD                              COMB        COMB
                                    AVG    WTD      AVG             WTD    WTD       ORIG        ORIG
                                    MOS    AVG     STATED    WTD    AVG    AVG       LTV         LTV
                                     TO    ORIG    REMAIN    AVG   ORIG    CURR    EXCLUDES    INCLUDES
              DOCUMENTATION LEVEL   ROLL   TERM     TERM     AGE    LTV    LTV     JR LIENS    JR LIENS
              -------------------------------------------------------------------------------------------
              Full                     29  358.4      357.6   0.7    74.9   74.9        74.93      75.03
              -------------------------------------------------------------------------------------------
              Stated Documentation     28  358.8      357.8     1    72.9   72.9        72.93      73.02
              -------------------------------------------------------------------------------------------
              Light                    32  350.7      349.2   1.5    74.5   74.4        74.56      74.57
              -------------------------------------------------------------------------------------------
              TOTAL:                   29  357.7      356.8   0.9    74.4   74.4        74.42      74.51
              -------------------------------------------------------------------------------------------

TOP

-------------------------------------------------------------------------------

26. FICO SCORE

              ----------------------------------------------------------------------------------------------------



                                                                 % OF                                      WTD
                                    NUMBER        TOTAL         TOTAL        AVG        WTD       WTD      AVG
              FICO                    OF         CURRENT       CURRENT     CURRENT      AVG       AVG      MAX
              SCORE                 LOANS        BALANCE       BALANCE     BALANCE     COUPON    MARGIN    RATE
                                  --------------------------------------------------------------------------------
              < = 0                        1       393,621.37       0.83     393,621       11.4        7     17.4
              ----------------------------------------------------------------------------------------------------
              1 - 540                     60     8,792,438.73      18.61     146,541     11.494    7.018     17.5
              ----------------------------------------------------------------------------------------------------
              541 - 580                  108    15,359,688.59      32.51     142,219     10.175    6.261    16.18
              ----------------------------------------------------------------------------------------------------
              581 - 620                   55    10,258,564.12      21.71     186,519     10.056    5.953    16.06
              ----------------------------------------------------------------------------------------------------
              621 - 660                   36     8,072,301.96      17.09     224,231      9.373    5.738    15.37
              ----------------------------------------------------------------------------------------------------
              661 - 700                   14     3,362,876.56       7.12     240,205     10.046     5.49    16.05
              ----------------------------------------------------------------------------------------------------
              701 - 740                    3       342,587.47       0.73     114,196      10.08    5.142    16.08
              ----------------------------------------------------------------------------------------------------
              741 - 780                    3       663,913.07       1.41     221,304      9.677    5.329    15.68
              ----------------------------------------------------------------------------------------------------
              TOTAL:                     280    47,245,991.87        100     168,736     10.251    6.176    16.25
              ----------------------------------------------------------------------------------------------------

              -----------------------------------------------------------------------------------------
                                                                                   WTD         WTD
                                                                                   AVG         AVG
                                  WTD             WTD                              COMB        COMB
                                  AVG    WTD      AVG             WTD    WTD       ORIG        ORIG
                                  MOS    AVG     STATED    WTD    AVG    AVG       LTV         LTV
              FICO                 TO    ORIG    REMAIN    AVG   ORIG    CURR    EXCLUDES    INCLUDES
              SCORE               ROLL   TERM     TERM     AGE    LTV    LTV     JR LIENS    JR LIENS
                                  ---------------------------------------------------------------------
              < = 0                  24    360        360     0    70.3   70.3         70.4      70.31
              -----------------------------------------------------------------------------------------
              1 - 540                30    360        359     1    70.4   70.4         70.4      70.57
              -----------------------------------------------------------------------------------------
              541 - 580              29    357        356   0.9    74.1     74         74.1       74.1
              -----------------------------------------------------------------------------------------
              581 - 620              30  357.9      357.1   0.8    76.5   76.5        76.52      76.54
              -----------------------------------------------------------------------------------------
              621 - 660              26    357      355.8   1.1    75.9   75.8        75.87      76.07
              -----------------------------------------------------------------------------------------
              661 - 700              33  357.2      356.8   0.4    75.9   75.9        75.97      75.97
              -----------------------------------------------------------------------------------------
              701 - 740              34  335.2        335   0.2    76.6   76.6        76.61      77.84
              -----------------------------------------------------------------------------------------
              741 - 780              24    360      359.9   0.1    78.6   78.6        78.61      79.01
              -----------------------------------------------------------------------------------------
              TOTAL:                 29  357.7      356.8   0.9    74.4   74.4        74.42      74.51
              -----------------------------------------------------------------------------------------

Minimum: 476
Maximum: 771
Weighted Average: 586.5

TOP


--------------------------------------------------------------------------------


27. PREPAYMENT PENALTY

              ----------------------------------------------------------------------------------------------------------------



                                                                               % OF                                      WTD
                                                  NUMBER        TOTAL         TOTAL        AVG        WTD       WTD      AVG
                                                    OF         CURRENT       CURRENT     CURRENT      AVG       AVG      MAX
              PREPAYMENT PENALTY                   LOANS        BALANCE       BALANCE     BALANCE     COUPON    MARGIN    RATE
              ----------------------------------------------------------------------------------------------------------------
              No Prepayment Penalty                    43     6,431,362.13      13.61     149,567     11.471    6.462    17.48
              ----------------------------------------------------------------------------------------------------------------
              1 yr - 6 mo int->20% balance              1       364,815.67       0.77     364,816      9.375        6    15.38
              ----------------------------------------------------------------------------------------------------------------
              2 yr - 1% unpaid prin/orig balance        1        93,454.01        0.2      93,454        9.5     6.25     15.5
              ----------------------------------------------------------------------------------------------------------------
              2 yr - 2% unpaid prin/orig balance        1       305,884.75       0.65     305,885      10.75      6.5    16.75
              ----------------------------------------------------------------------------------------------------------------
              2 yr - 6 mo int->20% balance             71    15,396,726.43      32.59     216,855      9.572    5.864    15.57
              ----------------------------------------------------------------------------------------------------------------
              2 yr - 6 mo int                           3       210,211.74       0.44      70,071      9.899    6.447     15.9
              ----------------------------------------------------------------------------------------------------------------
              3 yr - 1% balance                        29     2,536,310.05       5.37      87,459     11.069    6.116    17.07
              ----------------------------------------------------------------------------------------------------------------
              3 yr - 2% balance                         3       396,200.00       0.84     132,067     11.752    7.337    17.75
              ----------------------------------------------------------------------------------------------------------------
              3 yr - 6 mo int                          27     7,695,716.69      16.29     285,027     10.558    6.513    16.56
              ----------------------------------------------------------------------------------------------------------------
              3 yr - 6 mo int->20% balance             65     9,377,505.01      19.85     144,269      10.29    6.169    16.29
              ----------------------------------------------------------------------------------------------------------------
              5 yr - 2% balance                         2        62,871.13       0.13      31,436     14.408    6.924    20.41
              ----------------------------------------------------------------------------------------------------------------
              5 yr - 6 mo int->20% balance             29     3,602,975.11       7.63     124,241      9.292    6.105    15.29
              ----------------------------------------------------------------------------------------------------------------
              5 yr - 6 mo int                           5       771,959.15       1.63     154,392     11.163    6.476    17.16
              ----------------------------------------------------------------------------------------------------------------
              TOTAL:                                  280    47,245,991.87        100     168,736     10.251    6.176    16.25
              ----------------------------------------------------------------------------------------------------------------


              ----------------------------------------------------------------------------------------------------------
                                                                                                     WTD         WTD
                                                                                                     AVG         AVG
                                                     WTD             WTD                             COMB        COMB
                                                     AVG    WTD      AVG            WTD    WTD       ORIG        ORIG
                                                     MOS    AVG     STATED   WTD    AVG    AVG       LTV         LTV
                                                     TO    ORIG    REMAIN    AVG   ORIG    CURR    EXCLUDES    INCLUDES
              PREPAYMENT PENALTY                     ROLL   TERM     TERM    AGE    LTV    LTV     JR LIENS    JR LIENS
              ----------------------------------------------------------------------------------------------------------
              No Prepayment Penalty                   30  357.9      356.9   0.9    72.3   72.2        72.41      72.42
              ----------------------------------------------------------------------------------------------------------
              1 yr - 6 mo int->20% balance            24    360        360     0    64.6   64.6         64.6       64.6
              ----------------------------------------------------------------------------------------------------------
              2 yr - 1% unpaid prin/orig balance      24    360        360     0    98.4   98.4           99      98.42
              ----------------------------------------------------------------------------------------------------------
              2 yr - 2% unpaid prin/orig balance      23    360        359     1      90     90           90         90
              ----------------------------------------------------------------------------------------------------------
              2 yr - 6 mo int->20% balance            23  359.4      358.7   0.7    74.9   74.9        74.93      75.01
              ----------------------------------------------------------------------------------------------------------
              2 yr - 6 mo int                         24    360      359.3   0.7    77.1   77.1        77.13      77.12
              ----------------------------------------------------------------------------------------------------------
              3 yr - 1% balance                       27  349.6        349   0.6    72.2   72.2        72.24       72.4
              ----------------------------------------------------------------------------------------------------------
              3 yr - 2% balance                       36  336.1      336.1     0    71.7   71.7        71.66      71.65
              ----------------------------------------------------------------------------------------------------------
              3 yr - 6 mo int                         35  353.9      353.3   0.6    75.6   75.6        75.57      75.71
              ----------------------------------------------------------------------------------------------------------
              3 yr - 6 mo int->20% balance            34    360      358.5   1.5    75.5   75.5        75.54      75.69
              ----------------------------------------------------------------------------------------------------------
              5 yr - 2% balance                       23    360        359     1    56.4   56.4        56.44      56.44
              ----------------------------------------------------------------------------------------------------------
              5 yr - 6 mo int->20% balance            27  358.3      357.3     1    72.1     72        72.11      72.08
              ----------------------------------------------------------------------------------------------------------
              5 yr - 6 mo int                         29    360        360     0    71.7   71.7        71.67      71.67
              ----------------------------------------------------------------------------------------------------------
              TOTAL:                                  29  357.7      356.8   0.9    74.4   74.4        74.42      74.51
              ----------------------------------------------------------------------------------------------------------

TOP

-------------------------------------------------------------------------------

28. PRODUCT


              ----------------------------------------------------------------------------------------------------



                                                                 % OF                                        WTD
                                      NUMBER        TOTAL         TOTAL        AVG        WTD       WTD      AVG
                                        OF         CURRENT       CURRENT     CURRENT      AVG       AVG      MAX
              PRODUCT                 LOANS        BALANCE       BALANCE     BALANCE     COUPON    MARGIN    RATE
              ----------------------------------------------------------------------------------------------------
              ARM - 2 Year/6 Month       143    24,156,215.64      51.13     168,925      9.925    6.044    15.93
              ----------------------------------------------------------------------------------------------------
              ARM - 3 Year/6 Month       137    23,089,776.23      48.87     168,539     10.591    6.313    16.59
              ----------------------------------------------------------------------------------------------------
              TOTAL:                     280    47,245,991.87        100     168,736     10.251    6.176    16.25
              ----------------------------------------------------------------------------------------------------



              -------------------------------------------------------------------------------------------
                                                                                      WTD         WTD
                                                                                      AVG         AVG
                                     WTD             WTD                              COMB        COMB
                                     AVG    WTD      AVG             WTD    WTD       ORIG        ORIG
                                     MOS    AVG     STATED    WTD    AVG    AVG       LTV         LTV
                                      TO    ORIG    REMAIN    AVG   ORIG    CURR    EXCLUDES    INCLUDES
              PRODUCT                ROLL   TERM     TERM     AGE    LTV    LTV     JR LIENS    JR LIENS
              -------------------------------------------------------------------------------------------
              ARM - 2 Year/6 Month     23  358.2     357.3    0.8    74.2   74.2        74.22      74.32
              -------------------------------------------------------------------------------------------
              ARM - 3 Year/6 Month     35  357.1     356.2    0.9    74.6   74.6        74.64       74.7
              -------------------------------------------------------------------------------------------
              TOTAL:                   29  357.7     356.8    0.9    74.4   74.4        74.42      74.51
              -------------------------------------------------------------------------------------------

TOP


--------------------------------------------------------------------------------

29. INDEX TYPE


              ------------------------------------------------------------------------------------------------------



                                                                   % OF                                       WTD
                                       NUMBER        TOTAL         TOTAL        AVG        WTD       WTD      AVG
                                         OF         CURRENT       CURRENT     CURRENT      AVG       AVG      MAX
              INDEX TYPE               LOANS        BALANCE       BALANCE     BALANCE     COUPON    MARGIN    RATE
              ------------------------------------------------------------------------------------------------------
              Libor - 6 Month            280    47,245,991.87        100     168,736     10.251    6.176     16.25
              ------------------------------------------------------------------------------------------------------
              TOTAL:                     280    47,245,991.87        100     168,736     10.251    6.176     16.25
              ------------------------------------------------------------------------------------------------------


              ---------------------------------------------------------------------------------------------
                                                                                       WTD         WTD
                                                                                       AVG         AVG
                                      WTD             WTD                              COMB        COMB
                                      AVG    WTD      AVG             WTD    WTD       ORIG        ORIG
                                      MOS    AVG     STATED    WTD    AVG    AVG       LTV         LTV
                                       TO    ORIG    REMAIN    AVG   ORIG    CURR    EXCLUDES    INCLUDES
              INDEX TYPE              ROLL   TERM     TERM     AGE    LTV    LTV     JR LIENS    JR LIENS
              ---------------------------------------------------------------------------------------------
              Libor - 6 Month          29    357.7    356.8    0.9    74.4   74.4        74.42      74.51
              ---------------------------------------------------------------------------------------------
              TOTAL:                   29    357.7    356.8    0.9    74.4   74.4        74.42      74.51
              ---------------------------------------------------------------------------------------------


TOP

--------------------------------------------------------------------------------

30. MARGIN (%)


              ---------------------------------------------------------------------------------------------------



                                                                   % OF                                      WTD
                                       NUMBER        TOTAL         TOTAL        AVG       WTD       WTD      AVG
                                         OF         CURRENT       CURRENT     CURRENT     AVG       AVG      MAX
              MARGIN (%)                LOANS       BALANCE       BALANCE     BALANCE    COUPON    MARGIN   RATE
                                  -------------------------------------------------------------------------------
              < = 4.000                    2       651,804.16       1.38     325,902      8.622    3.949    14.62
              ---------------------------------------------------------------------------------------------------
              4.001 - 4.500                4       875,990.25       1.85     218,998     11.065    4.294    17.07
              ---------------------------------------------------------------------------------------------------
              4.501 - 5.000               12       780,164.82       1.65      65,014       9.89    4.963    15.89
              ---------------------------------------------------------------------------------------------------
              5.001 - 5.500               54     9,264,985.36      19.61     171,574      9.452    5.354    15.45
              ---------------------------------------------------------------------------------------------------
              5.501 - 6.000               59     9,706,680.47      20.54     164,520      9.532    5.841    15.53
              ---------------------------------------------------------------------------------------------------
              6.001 - 6.500               80    15,632,403.61      33.09     195,405     10.249    6.331    16.25
              ---------------------------------------------------------------------------------------------------
              6.501 - 7.000               24     4,948,904.11      10.47     206,204     10.524    6.822    16.52
              ---------------------------------------------------------------------------------------------------
              7.001 - 7.500               14     1,773,629.20       3.75     126,688     12.058     7.32    18.06
              ---------------------------------------------------------------------------------------------------
              7.501 - 8.000                8     1,964,643.24       4.16     245,580     12.123    7.842    18.12
              ---------------------------------------------------------------------------------------------------
              8.001 >=                    23     1,646,786.65       3.49      71,599     14.391    8.586    20.44
              ---------------------------------------------------------------------------------------------------
              TOTAL:                     280    47,245,991.87        100     168,736     10.251    6.176    16.25
              ---------------------------------------------------------------------------------------------------



              -------------------------------------------------------------------------------------------
                                                                                       WTD         WTD
                                                                                       AVG         AVG
                                      WTD             WTD                              COMB        COMB
                                      AVG    WTD      AVG             WTD    WTD       ORIG        ORIG
                                      MOS    AVG     STATED    WTD    AVG    AVG       LTV         LTV
                                       TO    ORIG    REMAIN    AVG   ORIG    CURR    EXCLUDES    INCLUDES
              MARGIN (%)              ROLL   TERM     TERM     AGE    LTV    LTV     JR LIENS    JR LIENS
                                  -----------------------------------------------------------------------
              < = 4.000                36    360      359.5   0.5    71.1     71        71.05      71.05
              -------------------------------------------------------------------------------------------
              4.001 - 4.500            30  354.9      353.5   1.3    75.6   75.5        75.87      75.61
              -------------------------------------------------------------------------------------------
              4.501 - 5.000            31    360      359.5   0.5      67   66.9           67      66.97
              -------------------------------------------------------------------------------------------
              5.001 - 5.500            27  358.4      357.7   0.7    71.8   71.8        71.83      71.98
              -------------------------------------------------------------------------------------------
              5.501 - 6.000            28  355.4      354.5   0.8    72.4   72.3        72.39      72.48
              -------------------------------------------------------------------------------------------
              6.001 - 6.500            29    360      359.2   0.8    80.2   80.1        80.23      80.25
              -------------------------------------------------------------------------------------------
              6.501 - 7.000            32  350.6      349.5   1.1    70.9   70.9        70.91      70.95
              -------------------------------------------------------------------------------------------
              7.001 - 7.500            31    360      357.7   2.3    72.9   72.9        72.92      72.91
              -------------------------------------------------------------------------------------------
              7.501 - 8.000            35    360      359.1   0.9    73.4   73.4        73.44      73.43
              -------------------------------------------------------------------------------------------
              8.001 >=                 29    360      359.2   0.8    63.4   63.4        63.38      64.27
              -------------------------------------------------------------------------------------------
              TOTAL:                   29  357.7      356.8   0.9    74.4   74.4        74.42      74.51
              -------------------------------------------------------------------------------------------



Minimum: 3.9050
Maximum: 9.2500
Weighted Average: 6.1757

TOP

-------------------------------------------------------------------------------

31. INITIAL PERIODIC CAP (%)


              -----------------------------------------------------------------------------------------------------



                                                                 % OF                                         WTD
                                      NUMBER        TOTAL         TOTAL        AVG        WTD       WTD       AVG
                                        OF         CURRENT       CURRENT     CURRENT      AVG       AVG       MAX
              INITIAL PERIODIC CAP %   LOANS        BALANCE       BALANCE     BALANCE     COUPON    MARGIN    RATE
              -----------------------------------------------------------------------------------------------------
              1.000                        1       331,107.00        0.7     331,107        8.4        6     14.4
              -----------------------------------------------------------------------------------------------------
              2.000                       19     2,517,959.25       5.33     132,524      8.926    5.923    14.96
              -----------------------------------------------------------------------------------------------------
              3.000                      260    44,396,925.62      93.97     170,757      10.34    6.191    16.34
              -----------------------------------------------------------------------------------------------------
              TOTAL:                     280    47,245,991.87        100     168,736     10.251    6.176    16.25
              -----------------------------------------------------------------------------------------------------


              ---------------------------------------------------------------------------------------------
                                                                                          WTD         WTD
                                                                                          AVG         AVG
                                         WTD             WTD                              COMB        COMB
                                         AVG    WTD      AVG             WTD    WTD       ORIG        ORIG
                                         MOS    AVG     STATED    WTD    AVG    AVG       LTV         LTV
                                          TO    ORIG    REMAIN    AVG   ORIG    CURR    EXCLUDES    INCLUDES
              INITIAL PERIODIC CAP %     ROLL   TERM     TERM     AGE    LTV    LTV     JR LIENS    JR LIENS
              ---------------------------------------------------------------------------------------------
              1.000                      24    360        360      0    47.3   47.3         47.3       47.3
              ---------------------------------------------------------------------------------------------
              2.000                      25    360      358.8    1.2    67.7   67.6        67.72      67.96
              ---------------------------------------------------------------------------------------------
              3.000                      29  357.5      356.6    0.9      75   74.9        75.01      75.08
              ---------------------------------------------------------------------------------------------
              TOTAL:                     29  357.7      356.8    0.9    74.4   74.4        74.42      74.51
              ---------------------------------------------------------------------------------------------


Minimum: 1.0000
Maximum: 3.0000
Weighted Average: 2.9327

TOP

--------------------------------------------------------------------------------

32. PERIODIC CAP (%)


              ---------------------------------------------------------------------------------------------------



                                                                    % OF                                      WTD
                                       NUMBER        TOTAL         TOTAL        AVG        WTD       WTD      AVG
                                         OF         CURRENT       CURRENT     CURRENT      AVG       AVG      MAX
              PERIODIC CAP (%)         LOANS        BALANCE       BALANCE     BALANCE     COUPON    MARGIN    RATE
              ---------------------------------------------------------------------------------------------------
              1.000                      280    47,245,991.87        100     168,736     10.251    6.176    16.25
              ---------------------------------------------------------------------------------------------------
              TOTAL:                     280    47,245,991.87        100     168,736     10.251    6.176    16.25
              ---------------------------------------------------------------------------------------------------


              --------------------------------------------------------------------------------------------
                                                                                        WTD         WTD
                                                                                        AVG         AVG
                                       WTD             WTD                              COMB        COMB
                                       AVG    WTD      AVG             WTD    WTD       ORIG        ORIG
                                       MOS    AVG     STATED    WTD    AVG    AVG       LTV         LTV
                                        TO    ORIG    REMAIN    AVG   ORIG    CURR    EXCLUDES    INCLUDES
              PERIODIC CAP (%)         ROLL   TERM     TERM     AGE    LTV    LTV     JR LIENS    JR LIENS
              --------------------------------------------------------------------------------------------
              1.000                     29   357.7      356.8   0.9    74.4   74.4        74.42      74.51
              --------------------------------------------------------------------------------------------
              TOTAL:                    29   357.7      356.8   0.9    74.4   74.4        74.42      74.51
              --------------------------------------------------------------------------------------------


Minimum: 1.0000
Maximum: 1.0000
Weighted Average: 1.0000

TOP


--------------------------------------------------------------------------------

33. LIFETIME RATE CAP (%)


              ---------------------------------------------------------------------------------------------------



                                                                    % OF                                     WTD
                                       NUMBER        TOTAL         TOTAL        AVG        WTD       WTD     AVG
                                         OF         CURRENT       CURRENT     CURRENT      AVG       AVG     MAX
              LIFETIME RATE CAP (%)    LOANS        BALANCE       BALANCE     BALANCE     COUPON    MARGIN   RATE
              ---------------------------------------------------------------------------------------------------
              6.000                      279    47,169,510.38      99.84     169,066     10.247    6.171    16.25
              ---------------------------------------------------------------------------------------------------
              7.000                        1        76,481.49       0.16      76,481      12.75     8.93    19.75
              ---------------------------------------------------------------------------------------------------
              TOTAL:                     280    47,245,991.87        100     168,736     10.251    6.176    16.25
              ---------------------------------------------------------------------------------------------------


              --------------------------------------------------------------------------------------------
                                                                                       WTD         WTD
                                                                                       AVG         AVG
                                      WTD             WTD                              COMB        COMB
                                      AVG    WTD      AVG             WTD    WTD       ORIG        ORIG
                                      MOS    AVG     STATED    WTD    AVG    AVG       LTV         LTV
                                       TO    ORIG    REMAIN    AVG   ORIG    CURR    EXCLUDES    INCLUDES
              LIFETIME RATE CAP (%)   ROLL   TERM     TERM     AGE    LTV    LTV     JR LIENS    JR LIENS
              --------------------------------------------------------------------------------------------
              6.000                     29  357.6      356.8   0.9    74.4   74.4        74.42      74.49
              --------------------------------------------------------------------------------------------
              7.000                     22    360        358     2      75     75           75      84.11
              --------------------------------------------------------------------------------------------
              TOTAL:                    29  357.7      356.8   0.9    74.4   74.4        74.42      74.51
              --------------------------------------------------------------------------------------------


Minimum: 6.0000
Maximum: 7.0000
Weighted Average: 6.0016

TOP


-------------------------------------------------------------------------------

34. MAXIMUM MORTGAGE RATES (%)


              ------------------------------------------------------------------------------------------------------



                                                                   % OF                                       WTD
                                       NUMBER        TOTAL         TOTAL        AVG        WTD       WTD      AVG
                                        OF          CURRENT       CURRENT     CURRENT      AVG       AVG      MAX
              MAXIMUM MORTGAGE RATES%  LOANS        BALANCE       BALANCE     BALANCE     COUPON    MARGIN    RATE
                                     -------------------------------------------------------------------------------
              < = 14.000                   5       754,079.39        1.6     150,816      7.979    5.554    13.98
              ------------------------------------------------------------------------------------------------------
              14.001 - 15.000             48    10,228,925.63      21.65     213,103      8.715    5.574    14.72
              ------------------------------------------------------------------------------------------------------
              15.001 - 16.000             74    15,922,943.15       33.7     215,175      9.636    6.024    15.64
              ------------------------------------------------------------------------------------------------------
              16.001 - 17.000             49     8,569,548.14      18.14     174,889     10.491    6.314    16.49
              ------------------------------------------------------------------------------------------------------
              17.001 - 18.000             39     5,905,041.69       12.5     151,411      11.46    6.546    17.46
              ------------------------------------------------------------------------------------------------------
              18.001 - 19.000             25     3,077,056.63       6.51     123,082     12.509    6.295    18.51
              ------------------------------------------------------------------------------------------------------
              19.001 - 20.000             14     1,340,433.91       2.84      95,745     13.235    7.674    19.29
              ------------------------------------------------------------------------------------------------------
              20.001 >=                   26     1,447,963.33       3.06      55,691     15.131    8.445    21.13
              ------------------------------------------------------------------------------------------------------
              TOTAL:                     280    47,245,991.87        100     168,736     10.251    6.176    16.25
              ------------------------------------------------------------------------------------------------------



              -------------------------------------------------------------------------------------------
                                                                                        WTD         WTD
                                                                                        AVG         AVG
                                       WTD             WTD                              COMB        COMB
                                       AVG    WTD      AVG             WTD    WTD       ORIG        ORIG
                                       MOS    AVG     STATED    WTD    AVG    AVG       LTV         LTV
                                        TO    ORIG    REMAIN    AVG   ORIG    CURR    EXCLUDES    INCLUDES
              MAXIMUM MORTGAGE RATES%  ROLL   TERM     TERM     AGE    LTV    LTV     JR LIENS    JR LIENS
                                     ---------------------------------------------------------------------
              < = 14.000               23      360      359.2   0.8    69.3   69.3        69.34      69.32
              --------------------------------------------------------------------------------------------
              14.001 - 15.000          28    356.3      355.5   0.8    70.2   70.1        70.18      70.24
              --------------------------------------------------------------------------------------------
              15.001 - 16.000          28    358.9      357.9   0.9    77.1   77.1        77.14      77.22
              --------------------------------------------------------------------------------------------
              16.001 - 17.000          29    353.6        353   0.5    78.9   78.9           79      78.97
              --------------------------------------------------------------------------------------------
              17.001 - 18.000          30      360      358.3   1.7    72.7   72.6        72.73      72.85
              --------------------------------------------------------------------------------------------
              18.001 - 19.000          33      360      359.4   0.6      73     73        73.06      73.19
              --------------------------------------------------------------------------------------------
              19.001 - 20.000          34      360      359.5   0.5    71.3   71.3         71.3      71.81
              --------------------------------------------------------------------------------------------
              20.001 >=                29      360      359.4   0.6    62.7   62.7        62.75      63.27
              --------------------------------------------------------------------------------------------
              TOTAL:                   29    357.7      356.8   0.9    74.4   74.4        74.42      74.51
              --------------------------------------------------------------------------------------------



Minimum: 13.8750
Maximum: 22.7500
Weighted Average: 16.2525

TOP

-------------------------------------------------------------------------------

35. NEXT RATE ADJUSTMENT DATE


              ------------------------------------------------------------------------------------------------------



                                                                  % OF                                         WTD
                                       NUMBER        TOTAL         TOTAL        AVG        WTD       WTD       AVG
                                         OF         CURRENT       CURRENT     CURRENT      AVG       AVG       MAX
              NEXT RATE ADJUSTMENT      LOANS       BALANCE       BALANCE     BALANCE     COUPON    MARGIN    RATE
              DATE
              ------------------------------------------------------------------------------------------------------
              2002-02-01                   1       321,590.05       0.68     321,590       11.2    7.125     17.2
              ------------------------------------------------------------------------------------------------------
              2002-05-01                   1       342,969.80       0.73     342,970      8.625    5.375    14.63
              ------------------------------------------------------------------------------------------------------
              2002-07-01                   2       588,102.14       1.24     294,051      9.572    5.258    15.57
              ------------------------------------------------------------------------------------------------------
              2002-08-01                   2       282,336.34        0.6     141,168      9.681     5.75    15.68
              ------------------------------------------------------------------------------------------------------
              2002-09-01                  13     1,811,057.50       3.83     139,312       9.61     5.94    15.65
              ------------------------------------------------------------------------------------------------------
              2002-10-01                  59     8,202,333.50      17.36     139,023     10.155    6.192    16.16
              ------------------------------------------------------------------------------------------------------
              2002-11-01                  54    11,205,471.31      23.72     207,509      9.664    5.943    15.66
              ------------------------------------------------------------------------------------------------------
              2002-12-01                  11     1,402,355.00       2.97     127,487     11.301    6.427     17.3
              ------------------------------------------------------------------------------------------------------
              2003-02-01                   1       306,692.20       0.65     306,692      11.53      6.7    17.53
              ------------------------------------------------------------------------------------------------------
              2003-06-01                   1       330,151.08        0.7     330,151      9.375    6.375    15.38
              ------------------------------------------------------------------------------------------------------
              2003-08-01                   2       414,539.83       0.88     207,270     11.458     7.37    17.46
              ------------------------------------------------------------------------------------------------------
              2003-09-01                  23     4,607,892.03       9.75     200,343     10.141    6.424    16.14
              ------------------------------------------------------------------------------------------------------
              2003-10-01                  48     6,600,887.03      13.97     137,518     10.597    6.379     16.6
              ------------------------------------------------------------------------------------------------------
              2003-11-01                  50     8,529,514.06      18.05     170,590      10.87    6.189    16.87
              ------------------------------------------------------------------------------------------------------
              2003-12-01                  12     2,300,100.00       4.87     191,675     10.339    6.111    16.34
              ------------------------------------------------------------------------------------------------------
              TOTAL:                     280    47,245,991.87        100     168,736     10.251    6.176    16.25
              ------------------------------------------------------------------------------------------------------


              ---------------------------------------------------------------------------------------------
                                                                                         WTD         WTD
                                                                                         AVG         AVG
                                        WTD             WTD                              COMB        COMB
                                        AVG    WTD      AVG             WTD    WTD       ORIG        ORIG
                                        MOS    AVG     STATED    WTD    AVG    AVG       LTV         LTV
                                         TO    ORIG    REMAIN    AVG   ORIG    CURR    EXCLUDES    INCLUDE
              NEXT RATE ADJUSTMENT      ROLL   TERM     TERM     AGE    LTV    LTV     JR LIENS    JR LIEN
              DATE
              ---------------------------------------------------------------------------------------------
              2002-02-01                 15    360        351     9      75   74.8           75         75
              ---------------------------------------------------------------------------------------------
              2002-05-01                 18    360        354     6      80   79.8           80         80
              ---------------------------------------------------------------------------------------------
              2002-07-01                 20    360        356     4    73.1   72.9        73.15       73.1
              ---------------------------------------------------------------------------------------------
              2002-08-01                 21    360        357     3    76.6   76.5        76.65      76.58
              ---------------------------------------------------------------------------------------------
              2002-09-01                 22    360        358     2    75.3   75.2        75.29      75.66
              ---------------------------------------------------------------------------------------------
              2002-10-01                 23  357.3      356.3     1    73.5   73.5        73.54      73.62
              ---------------------------------------------------------------------------------------------
              2002-11-01                 24  359.2      359.2     0    74.3   74.3        74.35      74.46
              ---------------------------------------------------------------------------------------------
              2002-12-01                 25  350.2      350.2     0    74.1   74.1         74.1       74.1
              ---------------------------------------------------------------------------------------------
              2003-02-01                 27    360        351     9      75   74.8           75      75.37
              ---------------------------------------------------------------------------------------------
              2003-06-01                 31    360        355     5      68   67.8           68      67.97
              ---------------------------------------------------------------------------------------------
              2003-08-01                 33    360        357     3    80.9   80.9        80.93      80.92
              ---------------------------------------------------------------------------------------------
              2003-09-01                 34    360        358     2    78.2   78.1        78.22      78.33
              ---------------------------------------------------------------------------------------------
              2003-10-01                 35  352.2      351.2     1    73.4   73.4        73.51      73.57
              ---------------------------------------------------------------------------------------------
              2003-11-01                 36  359.3      359.3     0      73     73        73.05      73.06
              ---------------------------------------------------------------------------------------------
              2003-12-01                 37  355.9      355.9     0    76.4   76.4        76.38      76.53
              -----------------------------------------------------------------------------------
              TOTAL:                     29  357.7      356.8   0.9    74.4   74.4        74.42      74.51
              ---------------------------------------------------------------------------------------------





Minimum: 2002-02-01
Maximum: 2003-12-01
Weighted Average: 2003-04-04

TOP

--------------------------------------------------------------------------------

36. MONTHS TO NEXT RATE ADJUSTMENT


              ---------------------------------------------------------------------------------------------------



                                                                   % OF                                      WTD
                                        NUMBER       TOTAL         TOTAL        AVG        WTD      WTD      AVG
                                         OF         CURRENT       CURRENT     CURRENT      AVG      AVG      MAX
              MONTHS TO NEXT RATE       LOANS       BALANCE       BALANCE     BALANCE     COUPON   MARGIN    RATE
              ADJUSTMENT
              ---------------------------------------------------------------------------------------------------
              15 - 17                      1       321,590.05       0.68     321,590       11.2    7.125     17.2
              ---------------------------------------------------------------------------------------------------
              18 - 20                      3       931,071.94       1.97     310,357      9.223    5.301    15.22
              ---------------------------------------------------------------------------------------------------
              21 - 23                     74    10,295,727.34      21.79     139,131     10.046    6.136    16.05
              ---------------------------------------------------------------------------------------------------
              24 - 26                     65    12,607,826.31      26.69     193,967      9.846    5.997    15.85
              ---------------------------------------------------------------------------------------------------
              27 - 29                      1       306,692.20       0.65     306,692      11.53      6.7    17.53
              ---------------------------------------------------------------------------------------------------
              30 - 32                      1       330,151.08        0.7     330,151      9.375    6.375    15.38
              ---------------------------------------------------------------------------------------------------
              33 - 35                     73    11,623,318.89       24.6     159,224     10.447    6.433    16.45
              ---------------------------------------------------------------------------------------------------
              36 - 38                     62    10,829,614.06      22.92     174,671     10.757    6.172    16.76
              ---------------------------------------------------------------------------------------------------
              TOTAL:                     280    47,245,991.87        100     168,736     10.251    6.176    16.25
              ---------------------------------------------------------------------------------------------------


              ---------------------------------------------------------------------------------------------
                                                                                        WTD         WTD
                                                                                        AVG         AVG
                                       WTD             WTD                              COMB        COMB
                                       AVG    WTD      AVG             WTD    WTD       ORIG        ORIG
                                        MOS    AVG    STATED    WTD    AVG    AVG       LTV         LTV
                                        TO    ORIG    REMAIN    AVG   ORIG    CURR    EXCLUDES    INCLUDES
              MONTHS TO NEXT RATE      ROLL   TERM     TERM     AGE    LTV    LTV     JR LIENS    JR LIENS
              ADJUSTMENT
              ---------------------------------------------------------------------------------------------
              15 - 17                    15     360      351      9      75   74.8           75         75
              ---------------------------------------------------------------------------------------------
              18 - 20                    19     360    355.3    4.7    75.6   75.4        75.67      75.64
              ---------------------------------------------------------------------------------------------
              21 - 23                    23   357.9    356.7    1.2    73.9   73.9        73.93      74.06
              ---------------------------------------------------------------------------------------------
              24 - 26                    24   358.2    358.2      0    74.3   74.3        74.32      74.42
              ---------------------------------------------------------------------------------------------
              27 - 29                    27     360      351      9      75   74.8           75      75.37
              ---------------------------------------------------------------------------------------------
              30 - 32                    31     360      355      5      68   67.8           68      67.97
              ---------------------------------------------------------------------------------------------
              33 - 35                    35   355.6    354.1    1.5    75.6   75.5        75.64      75.72
              ---------------------------------------------------------------------------------------------
              36 - 38                    36   358.6    358.6      0    73.7   73.7        73.76       73.8
              ---------------------------------------------------------------------------------------------
              TOTAL:                     29   357.7    356.8    0.9    74.4   74.4        74.42      74.51
              ---------------------------------------------------------------------------------------------


Minimum: 15
Maximum: 37
Weighted Average: 29.1

TOP


-------------------------------------------------------------------------------

37. CONFORMING BALANCE 2000 LIMITS


              -------------------------------------------------------------------------------------------------



                                                               % OF                                      WTD
                                     NUMBER     TOTAL         TOTAL        AVG        WTD       WTD      AVG
                                      OF       CURRENT       CURRENT     CURRENT      AVG       AVG      MAX
              CONFORMING BALANCE     LOANS     BALANCE       BALANCE     BALANCE     COUPON    MARGIN    RATE
              2000 LIMITS
              -------------------------------------------------------------------------------------------------
              ARMS: Non-Conforming    280   47,245,991.8732      100     168,736     10.251    6.176    16.25
              Balance
              -------------------------------------------------------------------------------------------------
              TOTAL:                  280   47,245,991.87        100     168,736     10.251    6.176    16.25
              -------------------------------------------------------------------------------------------------


              -----------------------------------------------------------------------------------------------
                                                                                        WTD         WTD
                                                                                        AVG         AVG
                                      WTD             WTD                              COMB        COMB
                                      AVG    WTD      AVG             WTD    WTD       ORIG        ORIG
                                      MOS    AVG     STATED    WTD    AVG    AVG       LTV         LTV
                                       TO    ORIG    REMAIN    AVG   ORIG    CURR    EXCLUDES    INCLUDES
              CONFORMING BALANCE      ROLL   TERM     TERM     AGE    LTV    LTV     JR LIENS    JR LIENS
              2000 LIMITS
              -----------------------------------------------------------------------------------------------
              ARMS: Non-Conforming     29   357.7      356.8   0.9    74.4   74.4      74.42      74.51
              Balance
              -----------------------------------------------------------------------------------------------
              TOTAL:                   29   357.7      356.8   0.9    74.4   74.4      74.42      74.51
              -----------------------------------------------------------------------------------------------


TOP



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

THIS INFORMATION HAS BEEN PREPARED IN CONNECTION WITH THE ISSUANCE OF SECURITIES REPRESENTING [INTERESTS IN / DEBT OF] THE ABOVE TRUST, AND IS BASED IN PART ON INFORMATION PROVIDED ES [ORIGINATOR] WITH RESPECT TO THE EXPECTED CHARACTERISTICS OF THE POOL OF [ASSET] IN WHICH THESE SECURITIES WILL REPRESENT [UNDIVIDED BENEFICIAL INTERESTS / DEBT OBLIGATIONS]. THE ACTUAL CHARACTERISTICS AND PERFORMANCE OF THE [ASSET] WILL DIFFER FROM THE ASSUMPTIONS USED IN PREPARING THESE MATERIALS, WHICH ARE HYPOTHETICAL IN NATURE. CHANGES THE ASSUMPTIONS MAY HAVE A MATERIAL IMPACT ON THE INFORMATION SET FORTH IN THESE MATERIALS. NO REPRESENTATION IS MADE THAT ANY PERFORMANCE OR RETURN INDICATED HEREIN WILL BE ACHIEVED. FOR EXAMPLE, IT IS VERY UNLIKELY THAT THE LOANS WILL PREPAY AT A CONSTANT RATE OR FOLLOW A PREDICTABLE PATTERN. THIS INFORMATION MAY NOT BE USED OR OTHERWISE DISSEMINATED IN CONNECTION WITH THE OFFER OR SALE OF THESE OR ANY OTHER SECURITIES, EXCEPT IN CONNECTION WITH THE INITIAL OFFER OR SALE OF THESE SECURITIES.

                       MORGAN STANLEY DEAN WITTER
                             AAMES 2000-2
                            AS OF 11/21/00
                           CONFORMING ARMS
                            2,085 RECORDS
                         BALANCE: 218,518,304

--------------------------------------------------------------------------------

SELECTION CRITERIA: CONFORMING ARMS
TABLE OF CONTENTS

1
Summary Statistics
------------------
2
Summary Statistics - ARMs
-------------------------
3
Summary Statistics - FRs
------------------------
4
Current Mortgage Rates (%)
--------------------------
5
Original Mortgage Loan Principal Balance ($)
--------------------------------------------
6
Current Mortgage Loan Principal Balance ($)
-------------------------------------------
7
Original Loan-to-Value Ratio (%)
--------------------------------
8
Current Loan-to-Value Ratio (%)
-------------------------------
9
Comb Orig Loan-to-Value Ratio (%)-includes sub liens
10 Comb Orig Loan-to-Value
----------------------------------------------------
Ratio (%)-doesn't include sub liens
-----------------------------------
11
Junior Loan Ratio (%) - Second Liens
------------------------------------
12
Lien Position
-------------
13
Silent Seconds and Silent Thirds
--------------------------------
14
Morgage Insurance Flag
----------------------
15
Morgage Insurance Type
----------------------
16
80 > Lender Paid MI Company, Current LTV > 80
---------------------------------------------
17
Section 32
----------
18
Adjustment Type
---------------
19
Balloon
-------
20
Original Term
-------------
21
Seasoning
---------
22
Remaining Term to Stated Maturity
---------------------------------
23
Calculated Remaining Term
-------------------------
24
First Payment Date
------------------
25
Paid Thru Date
--------------
26
Months Delinquent
-----------------
27
Geographic Distribution by State
--------------------------------
28
Top 10 Geographic Distribution by Balance
-----------------------------------------
29
Top 10 Zip Code Concentrations
------------------------------
30
Property Type
-------------
31
Number of Units
---------------
32
Occupancy
---------
33
Occupancy Check (1st fields is occup stat, 2nd is property class)
-----------------------------------------------------------------
34
Purpose
-------
35
Documentation Level
-------------------
36
Back Ratio
----------
37
Front Ratio
-----------
38
FICO Score
----------
39
Prepayment Penalty
------------------
40
Prepayment Tape
---------------
41
Assumable
---------
42
Product
-------
43
Index Type
----------
44
Margin (%)
----------
45
Initial Periodic Cap (%)
------------------------
46

Periodic Cap (%)
----------------
47
Lifetime Rate Cap (%)
---------------------
48
Maximum Mortgage Rates (%)
--------------------------
49
Next Rate Adjustment Date
-------------------------
50
Months to Next Rate Adjustment
------------------------------
51
Conforming Balance 2001 Limits
------------------------------

--------------------------------------------------------------------------------

1. SUMMARY STATISTICS

Number of Mortgage Loans: 2,085
Total Current Balance: 218,518,303.87
Maximum Balance: 367,200.00
Minimum Balance: 10,200.00
Average Current Balance: 104,805
Total Original Balance: 218,597,468
Weighted Average Coupon: 10.634
Weighted Average Total Servicing(includes LPMI): 0.862
Weighted Average Net Coupon: 9.772
Maximum Coupon: 16.700
Minimum Coupon: 7.750
Weighted Average Original Term: 358.652
Weighted Average Original Amortized Term: 358.652
Weighted Average Stated Remaining Term: 357.829
Weighted Average Amortized Remaining Term: 357.790
Weighted Average Seasoning: 0.823
Weighted Average Original LTV-calc: 78.59
Weighted Average Current LTV-calc: 78.53
Weighted Average Combined Original LTV-excludes subordinate liens: 78.63 Weighted Average Combined Original LTV-includes subordinate liens: 79.10 Top 5 States: CA(27.5%),FL(12.8%),WA(5.1%),OH(3.9%),HI(3.7%)

TOP


--------------------------------------------------------------------------------

2. SUMMARY STATISTICS - ARMS

Number of Mortgage Loans: 2,085
Total Current Balance: 218,518,303.87
Maximum Balance: 367,200.00
Minimum Balance: 10,200.00
Average Current Balance: 104,805
Total Original Balance: 218,597,468
Weighted Average Coupon: 10.634
Weighted Average Total Servicing(includes LPMI): 0.862
Weighted Average Net Coupon: 9.772
Maximum Coupon: 16.700
Minimum Coupon: 7.750
Weighted Average Margin: 6.232
Weighted Average Maximum Rate: 16.637
Weighted Average Months to Roll: 31
Weighted Average Original Term: 358.652
Weighted Average Original Amortized Term: 358.652
Weighted Average Stated Remaining Term: 357.829
Weighted Average Amortized Remaining Term: 357.790
Weighted Average Seasoning: 0.823
Weighted Average Original LTV-calc: 78.59
Weighted Average Current LTV-calc: 78.53
Weighted Average Combined Original LTV-excludes subordinate liens: 78.63 Weighted Average Combined Original LTV-includes subordinate liens: 79.10 Top 5 States: CA(27.5%),FL(12.8%),WA(5.1%),OH(3.9%),HI(3.7%)

TOP


--------------------------------------------------------------------------------

3. SUMMARY STATISTICS - FRS

TOP

--------------------------------------------------------------------------------

4. CURRENT MORTGAGE RATES (%)

                                                                                                      WTD
                                                    % OF                                      WTD     AVG    WTD
                      NUMBER         TOTAL          TOTAL       AVG        WTD       WTD      AVG     MOS    AVG
CURRENT MORTGAGE        OF          CURRENT        CURRENT    CURRENT      AVG       AVG      MAX     TO    ORIG
RATES (%)             LOANS         BALANCE        BALANCE    BALANCE     COUPON    MARGIN    RATE   ROLL   TERM
-------------------------------------------------------------------------------------------------------------------
7.001 - 8.000                8      1,454,146.33        0.67    181,768      7.973    5.387    13.97    26     360
-------------------------------------------------------------------------------------------------------------------
8.001 - 9.000              150     20,860,897.65        9.55    139,073      8.759    5.645    14.76    30   358.4
-------------------------------------------------------------------------------------------------------------------
9.001 - 10.000             453     59,555,822.19       27.25    131,470      9.635    6.013    15.64    29   358.9
-------------------------------------------------------------------------------------------------------------------
10.001 - 11.000            596     65,503,870.91       29.98    109,906     10.554    6.175    16.56    31   358.6
-------------------------------------------------------------------------------------------------------------------
11.001 - 12.000            463     40,285,927.68       18.44     87,011      11.52    6.421    17.52    33   358.8
-------------------------------------------------------------------------------------------------------------------
12.001 - 13.000            262     20,037,302.44        9.17     76,478     12.493    6.678    18.49    33   359.6
-------------------------------------------------------------------------------------------------------------------
13.001 - 14.000            104      7,799,312.61        3.57     74,993     13.542     7.37    19.54    35   355.6
-------------------------------------------------------------------------------------------------------------------
14.001 - 15.000             38      2,516,645.00        1.15     66,228      14.45    7.891    20.42    32     354
-------------------------------------------------------------------------------------------------------------------
15.001 >=                   11        504,379.06        0.23     45,853     15.757    7.647    21.76    35     360
-------------------------------------------------------------------------------------------------------------------
TOTAL:                   2,085    218,518,303.87         100    104,805     10.634    6.232    16.64    31   358.7
-------------------------------------------------------------------------------------------------------------------


                                                        WTD         WTD
                                                        AVG         AVG
                       WTD                             COMB        COMB
                       AVG             WTD    WTD      ORIG        ORIG
                      STATED    WTD    AVG    AVG       LTV         LTV
CURRENT MORTGAGE      REMAIN    AVG   ORIG    CURR   EXCLUDES    INCLUDES
RATES (%)              TERM     AGE    LTV    LTV    JR LIENS    JR LIENS
---------------------------------------------------------------------------
7.001 - 8.000            359.1   0.9    69.4   69.4       69.42       69.39
---------------------------------------------------------------------------
8.001 - 9.000            357.7   0.7    73.9   73.8          74       74.24
---------------------------------------------------------------------------
9.001 - 10.000             358   0.9    78.9   78.8       78.98       79.26
---------------------------------------------------------------------------
10.001 - 11.000          357.8   0.8    80.8   80.8       80.85       81.26
---------------------------------------------------------------------------
11.001 - 12.000            358   0.8    80.3   80.2        80.3       80.94
---------------------------------------------------------------------------
12.001 - 13.000          358.7   0.8    77.6   77.6       77.63       78.38
---------------------------------------------------------------------------
13.001 - 14.000          355.1   0.5    70.4   70.4       70.45       71.91
---------------------------------------------------------------------------
14.001 - 15.000          353.3   0.7      65   64.9       65.01       65.38
---------------------------------------------------------------------------
15.001 >=                359.4   0.6    67.3   67.3       67.31       69.85
---------------------------------------------------------------------------
TOTAL:                   357.8   0.8    78.6   78.5       78.63        79.1
---------------------------------------------------------------------------

Minimum: 7.7500

Maximum: 16.7000
Weighted Average: 10.6343

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-------------------------------------------------------------------------------

5. ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCE ($)

                                                                                                                     WTD
                                                                    % OF                                     WTD     AVG    WTD
              ORIGINAL MORTGAGE        NUMBER         TOTAL         TOTAL       AVG        WTD      WTD      AVG     MOS    AVG
              LOAN PRINCIPAL             OF          CURRENT       CURRENT    CURRENT      AVG      AVG      MAX      TO    ORIG
              BALANCE ($)              LOANS         BALANCE       BALANCE    BALANCE     COUPON   MARGIN    RATE    ROLL   TERM
              -------------------------------------------------------------------------------------------------------------------
              < = 50,000                 370     14,129,426.24        6.47     38,188     11.868    6.362    17.87    34   357.2
              -------------------------------------------------------------------------------------------------------------------
              50,001 - 75,000            457     28,622,649.86        13.1     62,632     11.287    6.366    17.29    33   359.2
              -------------------------------------------------------------------------------------------------------------------
              75,001 - 100,000           338     29,537,855.80       13.52     87,390     10.788    6.253    16.79    32     357
              -------------------------------------------------------------------------------------------------------------------
              100,001 - 125,000          296     33,033,800.62       15.12    111,601     10.616    6.262    16.62    31   358.6
              -------------------------------------------------------------------------------------------------------------------
              125,001 - 150,000          195     26,666,714.69        12.2    136,752     10.459    6.146    16.46    31   359.1
              -------------------------------------------------------------------------------------------------------------------
              150,001 - 175,000          146     23,625,055.89       10.81    161,815     10.364    6.131    16.36    31   358.8
              -------------------------------------------------------------------------------------------------------------------
              175,001 - 200,000           98     18,355,253.10         8.4    187,299     10.417    6.311    16.42    30     360
              -------------------------------------------------------------------------------------------------------------------
              200,001 - 225,000           73     15,611,917.96        7.14    213,862      10.15    6.146    16.15    29     360
              -------------------------------------------------------------------------------------------------------------------
              225,001 - 250,000           48     11,374,293.96        5.21    236,964     10.002    6.108    16.02    28     360
              -------------------------------------------------------------------------------------------------------------------
              250,001 >=                  64     17,561,335.75        8.04    274,396     10.049    6.161    16.05    28   357.3
              -------------------------------------------------------------------------------------------------------------------
              TOTAL:                   2,085    218,518,303.87         100    104,805     10.634    6.232    16.64    31   358.7
              -------------------------------------------------------------------------------------------------------------------

                                                                         WTD         WTD
                                                                         AVG         AVG
                                          WTD                           COMB         COMB
                                          AVG            WTD    WTD     ORIG         ORIG
              ORIGINAL MORTGAGE          STATED   WTD    AVG    AVG      LTV         LTV
              LOAN PRINCIPAL             REMAIN   AVG    ORIG   CURR   EXCLUDES    INCLUDES
              BALANCE ($)                 TERM    AGE    LTV    LTV    JR LIENS    JR LIENS
              -------------------------------------------------------------------------------
              < = 50,000                  356.6   0.7    72.9   72.9       72.97       75.21
              -------------------------------------------------------------------------------
              50,001 - 75,000             358.3   0.8    76.5   76.5       76.58       77.33
              -------------------------------------------------------------------------------
              75,001 - 100,000            356.2   0.8    78.5   78.4       78.53          79
              -------------------------------------------------------------------------------
              100,001 - 125,000           357.8   0.8    78.7   78.7       78.75       79.25
              -------------------------------------------------------------------------------
              125,001 - 150,000           358.4   0.7    80.8   80.7       80.83        81.1
              -------------------------------------------------------------------------------
              150,001 - 175,000           357.9     1    79.7   79.6       79.76       79.96
              -------------------------------------------------------------------------------
              175,001 - 200,000           359.2   0.8    79.6   79.6       79.68       79.89
              -------------------------------------------------------------------------------
              200,001 - 225,000           359.2   0.8    79.5   79.5       79.52       79.58
              -------------------------------------------------------------------------------
              225,001 - 250,000           359.1   0.9    80.4   80.4       80.48       80.61
              -------------------------------------------------------------------------------
              250,001 >=                  356.4   0.9    78.5   78.4       78.54       78.59
              -------------------------------------------------------------------------------
              TOTAL:                      357.8   0.8    78.6   78.5       78.63        79.1
              -------------------------------------------------------------------------------

Minimum: 10,200
Maximum: 367,200
Average: 104,843
Total: 218,597,468.00

TOP

-------------------------------------------------------------------------------

6. CURRENT MORTGAGE LOAN PRINCIPAL BALANCE ($)

                                                                                                                      WTD
                                                                  % OF                                        WTD     AVG    WTD
              CURRENT                 NUMBER        TOTAL          TOTAL        AVG        WTD       WTD      AVG     MOS    AVG
              MORTGAGE LOAN              OF        CURRENT        CURRENT     CURRENT      AVG       AVG      MAX     TO    ORIG
              PRINCIPAL BALANCE ($)    LOANS       BALANCE        BALANCE     BALANCE     COUPON    MARGIN    RATE   ROLL   TERM
              -------------------------------------------------------------------------------------------------------------------
              < = 50,000                 371     14,179,403.75        6.49     38,219     11.861    6.357    17.86    34   357.3
              -------------------------------------------------------------------------------------------------------------------
              50,000.01 -                456     28,572,672.35       13.08     62,659      11.29    6.368     17.3    33   359.2
              75,000.00
              -------------------------------------------------------------------------------------------------------------------
              75,000.01 -                338     29,537,855.80       13.52     87,390     10.788    6.253    16.79    32     357
              100,000.00
              -------------------------------------------------------------------------------------------------------------------
              100,000.01 -               296     33,033,800.62       15.12    111,601     10.616    6.262    16.62    31   358.6
              125,000.00
              -------------------------------------------------------------------------------------------------------------------
              125,000.01 -               195     26,666,714.69        12.2    136,752     10.459    6.146    16.46    31   359.1
              150,000.00
              -------------------------------------------------------------------------------------------------------------------
              150,000.01 -               146     23,625,055.89       10.81    161,815     10.364    6.131    16.36    31   358.8
              175,000.00
              -------------------------------------------------------------------------------------------------------------------
              175,000.01 -                98     18,355,253.10         8.4    187,299     10.417    6.311    16.42    30     360
              200,000.00
              -------------------------------------------------------------------------------------------------------------------
              200,000.01 -                73     15,611,917.96        7.14    213,862      10.15    6.146    16.15    29     360
              225,000.00
              -------------------------------------------------------------------------------------------------------------------
              225,000.01 -                48     11,374,293.96        5.21    236,964     10.002    6.108    16.02    28     360
              250,000.00
              -------------------------------------------------------------------------------------------------------------------
              250,000.01 >=               64     17,561,335.75        8.04    274,396     10.049    6.161    16.05    28   357.3
              -------------------------------------------------------------------------------------------------------------------
              TOTAL:                   2,085    218,518,303.87         100    104,805     10.634    6.232    16.64    31   358.7
              -------------------------------------------------------------------------------------------------------------------

                                                                          WTD         WTD
                                                                          AVG         AVG
                                           WTD                            COMB        COMB
                                           AVG           WTD    WTD       ORIG        ORIG
              CURRENT                    STATED   WTD    AVG    AVG       LTV         LTV
              MORTGAGE LOAN              REMAIN   AVG    ORIG   CURR    EXCLUDES    INCLUDES
              PRINCIPAL BALANCE ($)       TERM    AGE    LTV    LTV     JR LIENS    JR LIENS
              ------------------------------------------------------------------------------
              < = 50,000                  356.6   0.7      73     73       73.03       75.26
              ------------------------------------------------------------------------------
              50,000.01 -                 358.4   0.8    76.5   76.5       76.55       77.31
              75,000.00
              ------------------------------------------------------------------------------
              75,000.01 -                 356.2   0.8    78.5   78.4       78.53          79
              100,000.00
              ------------------------------------------------------------------------------
              100,000.01 -                357.8   0.8    78.7   78.7       78.75       79.25
              125,000.00
              ------------------------------------------------------------------------------
              125,000.01 -                358.4   0.7    80.8   80.7       80.83        81.1
              150,000.00
              ------------------------------------------------------------------------------
              150,000.01 -                357.9     1    79.7   79.6       79.76       79.96
              175,000.00
              ------------------------------------------------------------------------------
              175,000.01 -                359.2   0.8    79.6   79.6       79.68       79.89
              200,000.00
              ------------------------------------------------------------------------------
              200,000.01 -                359.2   0.8    79.5   79.5       79.52       79.58
              225,000.00
              ------------------------------------------------------------------------------
              225,000.01 -                359.1   0.9    80.4   80.4       80.48       80.61
              250,000.00
              ------------------------------------------------------------------------------
              250,000.01 >=               356.4   0.9    78.5   78.4       78.54       78.59
              ------------------------------------------------------------------------------
              TOTAL:                      357.8   0.8    78.6   78.5       78.63        79.1
              ------------------------------------------------------------------------------

Minimum: 10,200
Maximum: 367,200
Average: 104,805

TOP

7. ORIGINAL LOAN-TO-VALUE RATIO (%)

                                                                                                                     WTD
                                                                  % OF                                       WTD     AVG    WTD
              ORIGINAL                NUMBER         TOTAL        TOTAL       AVG         WTD       WTD      AVG     MOS    AVG
              LOAN-TO-VALUE              OF          CURRENT      CURRENT    CURRENT      AVG       AVG      MAX     TO     ORIG
              RATIO (%)                LOANS         BALANCE      BALANCE    BALANCE     COUPON    MARGIN    RATE    ROLL   TERM
              -------------------------------------------------------------------------------------------------------------------
              < = 50.00                   60      3,906,114.10        1.79     65,102     11.224    6.475    17.24    32   356.3
              -------------------------------------------------------------------------------------------------------------------
              50.01 - 60.00               82      7,033,146.95        3.22     85,770     11.203    6.122    17.21    32     360
              -------------------------------------------------------------------------------------------------------------------
              60.01 - 70.00              346     33,863,028.19        15.5     97,870     10.849    6.266    16.85    32   358.1
              -------------------------------------------------------------------------------------------------------------------
              70.01 - 75.00              396     37,187,978.03       17.02     93,909     10.742    6.235    16.74    32   357.4
              -------------------------------------------------------------------------------------------------------------------
              75.01 - 80.00              591     66,978,944.53       30.65    113,332     10.284    6.105    16.29    31     359
              -------------------------------------------------------------------------------------------------------------------
              80.01 - 85.00              149     16,932,418.34        7.75    113,640     10.505    6.347    16.51    30   358.1
              -------------------------------------------------------------------------------------------------------------------
              85.01 - 90.00              328     37,447,837.33       17.14    114,170     10.825    6.372    16.83    30   359.4
              -------------------------------------------------------------------------------------------------------------------
              90.01 - 95.00              128     14,578,732.96        6.67    113,896     10.623    6.244    16.62    31     360
              -------------------------------------------------------------------------------------------------------------------
              95.01 - 100.00               5        590,103.44        0.27    118,021     12.454      5.8    18.45    26     360
              -------------------------------------------------------------------------------------------------------------------
              TOTAL:                   2,085    218,518,303.87         100    104,805     10.634    6.232    16.64    31   358.7
              -------------------------------------------------------------------------------------------------------------------
                                                                       WTD         WTD
                                                                       AVG         AVG
                                       WTD                             COMB        COMB
                                       AVG            WTD    WTD       ORIG        ORIG
              ORIGINAL                STATED   WTD    AVG    AVG       LTV         LTV
              LOAN-TO-VALUE           REMAIN   AVG    ORIG   CURR    EXCLUDES    INCLUDES
              RATIO (%)               TERM     AGE    LTV    LTV     JR LIENS    JR LIENS
              ---------------------------------------------------------------------------
              < = 50.00                355.8   0.5    39.8   39.8       39.96        39.9
              ---------------------------------------------------------------------------
              50.01 - 60.00            359.4   0.6    56.5   56.5       56.63       56.68
              ---------------------------------------------------------------------------
              60.01 - 70.00            357.4   0.7    67.3   67.3       67.41       67.49
              ---------------------------------------------------------------------------
              70.01 - 75.00            356.5   0.9    74.5   74.4       74.51       75.08
              ---------------------------------------------------------------------------
              75.01 - 80.00            358.3   0.7    79.6   79.6       79.67       80.54
              ---------------------------------------------------------------------------
              80.01 - 85.00            357.1     1    84.5   84.4       84.53       84.73
              ---------------------------------------------------------------------------
              85.01 - 90.00            358.4     1    89.8   89.7       89.81       90.27
              ---------------------------------------------------------------------------
              90.01 - 95.00            359.3   0.7      95   94.9       94.96       94.95
              ---------------------------------------------------------------------------
              95.01 - 100.00           357.2   2.8     100   99.9         100         100
              ---------------------------------------------------------------------------
              TOTAL:                   357.8   0.8    78.6   78.5       78.63        79.1
              ---------------------------------------------------------------------------

Minimum: 6.52
Maximum: 100.00
Weighted Average by Original Balance: 78.59
Weighted Average by Current Balance: 78.59

Top

-------------------------------------------------------------------------------

8. CURRENT LOAN-TO-VALUE RATIO (%)

                                                                                                                      WTD
                                                                    % OF                                      WTD     AVG     WTD
              CURRENT                 NUMBER         TOTAL          TOTAL       AVG        WTD       WTD      AVG     MOS     AVG
              LOAN-TO-VALUE             OF          CURRENT        CURRENT    CURRENT      AVG       AVG      MAX     TO     ORIG
              RATIO (%)               LOANS         BALANCE        BALANCE    BALANCE     COUPON    MARGIN    RATE    ROLL   TERM
              -------------------------------------------------------------------------------------------------------------------
              < = 50.00                   60      3,906,114.10        1.79     65,102     11.224    6.475    17.24    32   356.3
              -------------------------------------------------------------------------------------------------------------------
              50.01 - 60.00               83      7,301,994.83        3.34     87,976     11.125    6.057    17.13    31     360
              -------------------------------------------------------------------------------------------------------------------
              60.01 - 70.00              346     33,659,180.31        15.4     97,281      10.86     6.28    16.86    32   358.1
              -------------------------------------------------------------------------------------------------------------------
              70.01 - 75.00              398     37,412,923.39       17.12     94,002     10.745    6.235    16.75    32     357
              -------------------------------------------------------------------------------------------------------------------
              75.01 - 80.00              592     67,073,705.29       30.69    113,300     10.285    6.104    16.29    31     359
              -------------------------------------------------------------------------------------------------------------------
              80.01 - 85.00              147     16,767,044.48        7.67    114,062     10.505    6.353    16.51    30   359.1
              -------------------------------------------------------------------------------------------------------------------
              85.01 - 90.00              326     37,228,505.07       17.04    114,198     10.825    6.373    16.83    30   359.4
              -------------------------------------------------------------------------------------------------------------------
              90.01 - 95.00              128     14,578,732.96        6.67    113,896     10.623    6.244    16.62    31     360
              -------------------------------------------------------------------------------------------------------------------
              95.01 - 100.00               5        590,103.44        0.27    118,021     12.454      5.8    18.45    26     360
              -------------------------------------------------------------------------------------------------------------------
              TOTAL:                   2,085    218,518,303.87         100    104,805     10.634    6.232    16.64    31   358.7
              -------------------------------------------------------------------------------------------------------------------
                                                                         WTD         WTD
                                                                         AVG         AVG
                                        WTD                              COMB        COMB
                                        AVG             WTD    WTD       ORIG        ORIG
              CURRENT                 STATED     WTD    AVG    AVG       LTV         LTV
              LOAN-TO-VALUE           REMAIN     AVG   ORIG    CURR    EXCLUDES    INCLUDES
              RATIO (%)                TERM      AGE    LTV    LTV     JR LIENS    JR LIENS
              -------------------------------------------------------------------------------
              < = 50.00                  355.8   0.5    39.8   39.8       39.96        39.9
              -------------------------------------------------------------------------------
              50.01 - 60.00              359.3   0.7    56.8   56.6       56.94       56.98
              -------------------------------------------------------------------------------
              60.01 - 70.00              357.4   0.7    67.3   67.3       67.44       67.52
              -------------------------------------------------------------------------------
              70.01 - 75.00              356.1   0.9    74.5   74.5       74.56       75.12
              -------------------------------------------------------------------------------
              75.01 - 80.00              358.3   0.7    79.7   79.6       79.69       80.56
              -------------------------------------------------------------------------------
              80.01 - 85.00              358.2     1    84.6   84.5       84.61       84.82
              -------------------------------------------------------------------------------
              85.01 - 90.00              358.4     1    89.8   89.8       89.82       90.28
              -------------------------------------------------------------------------------
              90.01 - 95.00              359.3   0.7      95   94.9       94.96       94.95
              -------------------------------------------------------------------------------
              95.01 - 100.00             357.2   2.8     100   99.9         100         100
              -------------------------------------------------------------------------------
              TOTAL:                     357.8   0.8    78.6   78.5       78.63        79.1
              -------------------------------------------------------------------------------

Minimum: 6.16
Maximum: 99.95
Weighted Average: 78.53

TOP

-------------------------------------------------------------------------------

9. COMB ORIG LOAN-TO-VALUE RATIO (%)-INCLUDES SUB LIENS

                                                                                                                     WTD
                                                                    % OF                                      WTD    AVG     WTD
              COMB                    NUMBER         TOTAL          TOTAL       AVG        WTD       WTD      AVG    MOS     AVG
              ORIG                      OF          CURRENT        CURRENT    CURRENT      AVG       AVG      MAX    TO     ORIG
              LOAN-TO-VALUE           LOANS         BALANCE        BALANCE    BALANCE     COUPON   MARGIN    RATE    ROLL   TERM
              RATIO (%)-INCLUDES
              SUB LIENS
              -------------------------------------------------------------------------------------------------------------------
              < = 50.00                   59      3,851,114.10        1.76     65,273      11.17     6.46    17.19    32   356.3
              -------------------------------------------------------------------------------------------------------------------
              50.01 - 60.00               80      6,929,426.18        3.17     86,618     11.246    6.153    17.26    32     360
              -------------------------------------------------------------------------------------------------------------------
              60.01 - 70.00              338     33,341,632.16       15.26     98,644     10.836    6.267    16.84    32   358.9
              -------------------------------------------------------------------------------------------------------------------
              70.01 - 75.00              355     34,500,944.60       15.79     97,186     10.675    6.257    16.68    32   356.8
              -------------------------------------------------------------------------------------------------------------------
              75.01 - 80.00              474     54,706,783.94       25.04    115,415     10.325    6.178    16.33    31   358.6
              -------------------------------------------------------------------------------------------------------------------
              80.01 - 85.00              228     27,168,191.27       12.43    119,159      10.29    6.075    16.29    29   358.8
              -------------------------------------------------------------------------------------------------------------------
              85.01 - 90.00              341     37,482,416.01       17.15    109,919     10.791    6.345     16.8    30   359.4
              -------------------------------------------------------------------------------------------------------------------
              90.01 - 95.00              187     18,975,938.42        8.68    101,476     10.849    6.286    16.85    32     360
              -------------------------------------------------------------------------------------------------------------------
              95.01 - 100.00              19      1,348,798.27        0.62     70,989     11.783    5.909    17.78    30     360
              -------------------------------------------------------------------------------------------------------------------
              100.01 - 105.00              4        213,058.92         0.1     53,265     12.179     6.61    18.18    35     360
              -------------------------------------------------------------------------------------------------------------------
              TOTAL:                   2,085    218,518,303.87         100    104,805     10.634    6.232    16.64    31   358.7
              -------------------------------------------------------------------------------------------------------------------
                                                                         WTD         WTD
                                                                         AVG         AVG
                                         WTD                             COMB        COMB
                                         AVG            WTD    WTD       ORIG        ORIG
              COMB                     STATED    WTD    AVG    AVG       LTV         LTV
              ORIG                     REMAIN    AVG   ORIG    CURR    EXCLUDES    INCLUDES
              LOAN-TO-VALUE             TERM     AGE    LTV    LTV     JR LIENS    JR LIENS
              RATIO (%)-INCLUDES
              SUB LIENS
              -----------------------------------------------------------------------------
              < = 50.00                  355.7   0.5    39.7   39.7       39.88       39.72
              -----------------------------------------------------------------------------
              50.01 - 60.00              359.4   0.6    56.4   56.4       56.54       56.46
              -----------------------------------------------------------------------------
              60.01 - 70.00              358.2   0.7    67.2   67.2       67.33       67.31
              -----------------------------------------------------------------------------
              70.01 - 75.00                356   0.8    74.4   74.3       74.39        74.4
              -----------------------------------------------------------------------------
              75.01 - 80.00              357.7   0.8    79.4   79.4       79.44       79.48
              -----------------------------------------------------------------------------
              80.01 - 85.00                358   0.9    82.5   82.4       82.51       83.59
              -----------------------------------------------------------------------------
              85.01 - 90.00              358.4     1    88.7   88.7       88.75       89.59
              -----------------------------------------------------------------------------
              90.01 - 95.00              359.3   0.7    93.2   93.1       93.18       94.71
              -----------------------------------------------------------------------------
              95.01 - 100.00               358     2    91.9   91.9       91.93       99.17
              -----------------------------------------------------------------------------
              100.01 - 105.00            358.9   1.1      90     90          90       101.8
              -----------------------------------------------------------------------------
              TOTAL:                     357.8   0.8    78.6   78.5       78.63        79.1
              -----------------------------------------------------------------------------

Minimum: 6.52
Maximum: 104.75
Weighted Average by Original Balance: 79.10
Weighted Average by Current Balance: 79.10

TOP

-------------------------------------------------------------------------------

10. COMB ORIG LOAN-TO-VALUE RATIO (%)-DOESN'T INCLUDE SUB LIENS

                                                                                                                      WTD
                                                                    % OF                                      WTD     AVG    WTD
              COMB                    NUMBER         TOTAL          TOTAL       AVG        WTD       WTD      AVG     MOS    AVG
              ORIG                      OF          CURRENT        CURRENT    CURRENT      AVG       AVG      MAX     TO    ORIG
              LOAN-TO-VALU  E         LOANS         BALANCE        BALANCE    BALANCE     COUPON    MARGIN    RATE   ROLL   TERM
              RATIO (%)-DOESN'T
              INCLUDE SUB LIENS
              ------------------------------------------------------------------------------------------------------------------
              < = 50.00                   60      3,906,114.10        1.79     65,102     11.224    6.475    17.24    32   356.3
              ------------------------------------------------------------------------------------------------------------------
              50.01 - 55.00               29      2,163,187.07        0.99     74,593     10.453    5.822    16.48    30     360
              ------------------------------------------------------------------------------------------------------------------
              55.01 - 60.00               53      4,869,959.88        2.23     91,886     11.537    6.255    17.54    32     360
              ------------------------------------------------------------------------------------------------------------------
              60.01 - 65.00              128     11,497,448.41        5.26     89,824     11.187    6.327    17.19    31   356.8
              ------------------------------------------------------------------------------------------------------------------
              65.01 - 70.00              219     22,439,179.78       10.27    102,462     10.671    6.233    16.67    32   358.8
              ------------------------------------------------------------------------------------------------------------------
              70.01 - 75.00              396     37,218,678.03       17.03     93,987     10.744    6.234    16.75    32   357.4
              ------------------------------------------------------------------------------------------------------------------
              75.01 - 80.00              590     66,884,076.53       30.61    113,363     10.282    6.108    16.29    31     359
              ------------------------------------------------------------------------------------------------------------------
              80.01 - 85.00              149     16,922,986.34        7.74    113,577      10.51     6.34    16.51    30   358.1
              ------------------------------------------------------------------------------------------------------------------
              85.01 - 90.00              327     37,378,566.39       17.11    114,308     10.826    6.372    16.83    30   359.4
              ------------------------------------------------------------------------------------------------------------------
              90.01 - 95.00              129     14,648,003.90         6.7    113,550     10.621    6.244    16.62    31     360
              ------------------------------------------------------------------------------------------------------------------
              95.01 - 100.00               5        590,103.44        0.27    118,021     12.454      5.8    18.45    26     360
              ------------------------------------------------------------------------------------------------------------------
              TOTAL:                   2,085    218,518,303.87         100    104,805     10.634    6.232    16.64    31   358.7
              ------------------------------------------------------------------------------------------------------------------
                                                                          WTD         WTD
                                                                          AVG         AVG
                                         WTD                              COMB        COMB
                                         AVG             WTD    WTD       ORIG        ORIG
              COMB                      STATED    WTD    AVG    AVG       LTV         LTV
              ORIG                      REMAIN    AVG   ORIG    CURR    EXCLUDES    INCLUDES
              LOAN-TO-VALU  E            TERM     AGE    LTV    LTV     JR LIENS    JR LIENS
              RATIO (%)-DOESN'T
              INCLUDE SUB LIENS
              -------------------------------------------------------------------------------
              < = 50.00                   355.8   0.5    39.8   39.8       39.96        39.9
              -------------------------------------------------------------------------------
              50.01 - 55.00               359.5   0.5    52.9   52.9       52.98       53.26
              -------------------------------------------------------------------------------
              55.01 - 60.00               359.4   0.6    58.1   58.1       58.25        58.2
              -------------------------------------------------------------------------------
              60.01 - 65.00                 356   0.7      64   63.9        64.1       64.21
              -------------------------------------------------------------------------------
              65.01 - 70.00               358.1   0.7      69     69       69.12       69.18
              -------------------------------------------------------------------------------
              70.01 - 75.00               356.5   0.9    74.5   74.4       74.52        75.1
              -------------------------------------------------------------------------------
              75.01 - 80.00               358.3   0.7    79.6   79.6       79.67       80.55
              -------------------------------------------------------------------------------
              80.01 - 85.00               357.1     1    84.5   84.4       84.57       84.73
              -------------------------------------------------------------------------------
              85.01 - 90.00               358.4     1    89.8   89.7       89.81       90.27
              -------------------------------------------------------------------------------
              90.01 - 95.00               359.3   0.7    94.9   94.9       94.94       94.93
              -------------------------------------------------------------------------------
              95.01 - 100.00              357.2   2.8     100   99.9         100         100
              -------------------------------------------------------------------------------
              TOTAL:                      357.8   0.8    78.6   78.5       78.63        79.1
              -------------------------------------------------------------------------------

Minimum: 6.50
Maximum: 100.00
Weighted Average by Original Balance: 78.63
Weighted Average by Current Balance: 78.63

TOP

-------------------------------------------------------------------------------

11. JUNIOR LOAN RATIO (%) - SECOND LIENS

Top

-------------------------------------------------------------------------------

12. LIEN POSITION

                                                                                                                     WTD
                                                                    % OF                                      WTD    AVG    WTD
                                      NUMBER         TOTAL          TOTAL       AVG        WTD       WTD      AVG    MOS    AVG
              LIEN                      OF          CURRENT        CURRENT    CURRENT      AVG       AVG      MAX     TO    ORIG
              POSITION                LOANS         BALANCE        BALANCE    BALANCE     COUPON    MARGIN    RATE   ROLL   TERM
              -------------------------------------------------------------------------------------------------------------------
              1st Lien                 2,085    218,518,303.87         100    104,805     10.634    6.232    16.64    31   358.7
              -------------------------------------------------------------------------------------------------------------------
              TOTAL:                   2,085    218,518,303.87         100    104,805     10.634    6.232    16.64    31   358.7
              -------------------------------------------------------------------------------------------------------------------
                                                                       WTD         WTD
                                                                       AVG         AVG
                                       WTD                            COMB        COMB
                                       AVG            WTD    WTD      ORIG        ORIG
                                      STATED   WTD    AVG    AVG       LTV         LTV
              LIEN                    REMAIN   AVG   ORIG    CURR    EXCLUDES    INCLUDES
              POSITION                 TERM    AGE    LTV    LTV     JR LIENS    JR LIENS
              ---------------------------------------------------------------------------
              1st Lien                 357.8   0.8    78.6   78.5       78.63        79.1
              ---------------------------------------------------------------------------
              TOTAL:                   357.8   0.8    78.6   78.5       78.63        79.1
              ---------------------------------------------------------------------------

TOP

-------------------------------------------------------------------------------

13. SILENT SECONDS AND SILENT THIRDS

                                                                                                                      WTD
                                                                    % OF                                      WTD     AVG    WTD
                                      NUMBER         TOTAL          TOTAL       AVG        WTD       WTD      AVG     MOS    AVG
                                        OF          CURRENT        CURRENT    CURRENT      AVG       AVG      MAX     TO    ORIG
              SILENT SECONDS AND      LOANS         BALANCE        BALANCE    BALANCE     COUPON    MARGIN    RATE   ROLL   TERM
              SILENT THIRDS
              ------------------------------------------------------------------------------------------------------------------
              N                        1,829    195,070,556.53       89.27    106,654     10.624    6.269    16.63    31   358.7
              ------------------------------------------------------------------------------------------------------------------
              Y                          256     23,447,747.34       10.73     91,593     10.721    5.928    16.72    31   358.2
              ------------------------------------------------------------------------------------------------------------------
              TOTAL:                   2,085    218,518,303.87         100    104,805     10.634    6.232    16.64    31   358.7
              ------------------------------------------------------------------------------------------------------------------
                                                                         WTD         WTD
                                                                         AVG         AVG
                                          WTD                            COMB        COMB
                                          AVG            WTD    WTD      ORIG        ORIG
                                       STATED    WTD     AVG    AVG      LTV         LTV
                                       REMAIN    AVG     ORIG   CURR   EXCLUDES    INCLUDES
              SILENT SECONDS AND         TERM    AGE     LTV    LTV    JR LIENS    JR LIENS
              SILENT THIRDS
              -----------------------------------------------------------------------------
              N                          357.9   0.8    78.4   78.4       78.46       78.41
              -----------------------------------------------------------------------------
              Y                          357.4   0.8      80     80       80.06       84.82
              -----------------------------------------------------------------------------
              TOTAL:                     357.8   0.8    78.6   78.5       78.63        79.1
              -----------------------------------------------------------------------------

TOP

-------------------------------------------------------------------------------

14. MORGAGE INSURANCE FLAG

                                                                                                                     WTD
                                                                    % OF                                     WTD     AVG    WTD
                                      NUMBER         TOTAL          TOTAL       AVG        WTD       WTD     AVG     MOS    AVG
                                        OF          CURRENT        CURRENT    CURRENT      AVG       AVG     MAX     TO    ORIG
              MORGAGE INSURANCE       LOANS         BALANCE        BALANCE    BALANCE     COUPON    MARGIN   RATE   ROLL   TERM
              FLAG
              ------------------------------------------------------------------------------------------------------------------
              N                        1,555    157,465,057.27       72.06    101,264     10.629    6.199    16.63    31   358.4
              ------------------------------------------------------------------------------------------------------------------
              Y                          530     61,053,246.60       27.94    115,195     10.649    6.317    16.65    30   359.3
              ------------------------------------------------------------------------------------------------------------------
              TOTAL:                   2,085    218,518,303.87         100    104,805     10.634    6.232    16.64    31   358.7
              ------------------------------------------------------------------------------------------------------------------
                                                                        WTD         WTD
                                                                        AVG         AVG
                                       WTD                              COMB        COMB
                                       AVG             WTD    WTD       ORIG        ORIG
                                     STATED    WTD     AVG    AVG       LTV         LTV
                                     REMAIN    AVG    ORIG   CURR    EXCLUDES    INCLUDES
              MORGAGE INSURANCE        TERM    AGE     LTV    LTV    JR LIENS    JR LIENS
              FLAG
              -------------------------------------------------------------------------------
              N                        357.6   0.8    74.2   74.1       74.24       74.79
              -------------------------------------------------------------------------------
              Y                        358.4     1      90   89.8       89.95       90.22
              -------------------------------------------------------------------------------
              TOTAL:                   357.8   0.8    78.6   78.5       78.63        79.1
              -------------------------------------------------------------------------------

TOP

-------------------------------------------------------------------------------

15. MORGAGE INSURANCE TYPE

                                                                                                                      WTD
                                                                    % OF                                      WTD     AVG    WTD
                                      NUMBER         TOTAL          TOTAL       AVG        WTD       WTD      AVG     MOS    AVG
                                        OF          CURRENT        CURRENT    CURRENT      AVG       AVG      MAX     TO    ORIG
              MORGAGE INSURANCE       LOANS         BALANCE        BALANCE    BALANCE     COUPON    MARGIN    RATE   ROLL   TERM
              TYPE
              ------------------------------------------------------------------------------------------------------------------
              Lender Paid MI             530     61,053,246.60       27.94    115,195     10.649    6.317    16.65    30   359.3
              ------------------------------------------------------------------------------------------------------------------
                                       1,555    157,465,057.27       72.06    101,264     10.629    6.199    16.63    31   358.4
              ------------------------------------------------------------------------------------------------------------------
              TOTAL:                   2,085    218,518,303.87         100    104,805     10.634    6.232    16.64    31   358.7
              ------------------------------------------------------------------------------------------------------------------
                                                                        WTD         WTD
                                                                        AVG         AVG
                                       WTD                             COMB        COMB
                                       AVG             WTD    WTD      ORIG        ORIG
                                      STATED    WTD    AVG    AVG       LTV         LTV
                                      REMAIN    AVG   ORIG    CURR   EXCLUDES    INCLUDES
              MORGAGE INSURANCE        TERM     AGE    LTV    LTV    JR LIENS    JR LIENS
              TYPE
              ---------------------------------------------------------------------------
              Lender Paid MI           358.4     1      90   89.8       89.95       90.22
              ---------------------------------------------------------------------------
                                       357.6   0.8    74.2   74.1       74.24       74.79
              ---------------------------------------------------------------------------
              TOTAL:                   357.8   0.8    78.6   78.5       78.63        79.1
              ---------------------------------------------------------------------------

TOP

-------------------------------------------------------------------------------

16. LENDER PAID MI COMPANY, CURRENT LTV>80

                                                                                                                      WTD
                                                                     % OF                                     WTD     AVG    WTD
                                        NUMBER        TOTAL         TOTAL       AVG        WTD       WTD      AVG     MOS    AVG
                                          OF         CURRENT       CURRENT    CURRENT      AVG       AVG      MAX     TO    ORIG
              LENDER PAID MI            LOANS        BALANCE       BALANCE    BALANCE     COUPON    MARGIN    RATE   ROLL   TERM
              COMPANY, CURRENT
              LTV>80
              --------------------------------------------------------------------------------------------------------------------
              No Insurance                82      8,731,103.22       12.62    106,477     11.175    6.442    17.18    31   358.3
              --------------------------------------------------------------------------------------------------------------------
              Lender Paid MI             524     60,433,282.73       87.38    115,331     10.653    6.321    16.66    30   359.6
              (Unknown Company)
              --------------------------------------------------------------------------------------------------------------------
              TOTAL:                     606     69,164,385.95         100    114,133     10.719    6.336    16.72    30   359.5
              --------------------------------------------------------------------------------------------------------------------
                                                                          WTD         WTD
                                                                          AVG         AVG
                                        WTD                              COMB        COMB
                                        AVG             WTD    WTD       ORIG        ORIG
                                       STATED    WTD    AVG    AVG        LTV         LTV
                                       REMAIN    AVG   ORIG    CURR    EXCLUDES    INCLUDES
              LENDER PAID MI            TERM     AGE    LTV    LTV     JR LIENS    JR LIENS
              COMPANY, CURRENT
              LTV>80
              -----------------------------------------------------------------------------
              No Insurance              357.4     1    87.6   87.6        87.6       88.05
              -----------------------------------------------------------------------------
              Lender Paid MI            358.7     1      90     90       90.03       90.31
              (Unknown Company)
              -----------------------------------------------------------------------------
              TOTAL:                    358.5     1    89.7   89.7       89.72       90.02
              -----------------------------------------------------------------------------

TOP

-------------------------------------------------------------------------------

17. SECTION 32

                                                                                                                      WTD
                                                                    % OF                                      WTD     AVG    WTD
                                      NUMBER         TOTAL          TOTAL       AVG        WTD       WTD      AVG     MOS    AVG
                                        OF          CURRENT        CURRENT    CURRENT      AVG       AVG      MAX     TO    ORIG
              SECTION 32              LOANS         BALANCE        BALANCE    BALANCE     COUPON    MARGIN    RATE   ROLL   TERM
              -------------------------------------------------------------------------------------------------------------------
              Not High Cost            2,085    218,518,303.87         100    104,805     10.634    6.232    16.64    31   358.7
              -------------------------------------------------------------------------------------------------------------------
              TOTAL:                   2,085    218,518,303.87         100    104,805     10.634    6.232    16.64    31   358.7
              -------------------------------------------------------------------------------------------------------------------
                                                                       WTD         WTD
                                                                       AVG         AVG
                                      WTD                              COMB        COMB
                                      AVG             WTD    WTD       ORIG        ORIG
                                     STATED    WTD    AVG    AVG       LTV         LTV
                                     REMAIN    AVG    ORIG   CURR    EXCLUDES    INCLUDES
              SECTION 32              TERM     AGE    LTV    LTV     JR LIENS    JR LIENS
              ----------------------------------------------------------------------------
              Not High Cost            357.8   0.8    78.6   78.5       78.63        79.1
              ----------------------------------------------------------------------------
              TOTAL:                   357.8   0.8    78.6   78.5       78.63        79.1
              ----------------------------------------------------------------------------

TOP

-------------------------------------------------------------------------------

18. ADJUSTMENT TYPE

                                                                                                                    WTD
                                                                  % OF                                      WTD     AVG    WTD
                                    NUMBER         TOTAL          TOTAL       AVG        WTD       WTD      AVG     MOS    AVG
                                      OF          CURRENT        CURRENT    CURRENT      AVG       AVG      MAX     TO    ORIG
              ADJUSTMENT TYPE       LOANS         BALANCE        BALANCE    BALANCE     COUPON    MARGIN    RATE   ROLL   TERM
              ------------------------------------------------------------------------------------------------------------------
              ARM                   2,085     218,518,303.87        100     104,805     10.634    6.232    16.64    31    358.7
              ------------------------------------------------------------------------------------------------------------------
              TOTAL:                2,085     218,518,303.87        100     104,805     10.634    6.232    16.64    31    358.7
              ------------------------------------------------------------------------------------------------------------------
                                     WTD                             COMB        COMB
                                     AVG             WTD    WTD      ORIG        ORIG
                                    STATED    WTD    AVG    AVG       LTV         LTV
                                    REMAIN    AVG   ORIG    CURR   EXCLUDES    INCLUDES
              ADJUSTMENT TYPE        TERM     AGE    LTV    LTV    JR LIENS    JR LIENS
              ---------------------------------------------------------------------------
              ARM                   357.8     0.8   78.6    78.5     78.63        79.1
              ---------------------------------------------------------------------------
              TOTAL:                357.8     0.8   78.6    78.5     78.63        79.1
              ---------------------------------------------------------------------------

TOP

-------------------------------------------------------------------------------

19. BALLOON



                                                                                                                    WTD
                                                                  % OF                                      WTD     AVG    WTD
                                    NUMBER         TOTAL          TOTAL       AVG        WTD       WTD      AVG     MOS    AVG
                                      OF          CURRENT        CURRENT    CURRENT      AVG       AVG      MAX     TO    ORIG
              BALLOON               LOANS         BALANCE        BALANCE    BALANCE     COUPON    MARGIN    RATE   ROLL   TERM
              ------------------------------------------------------------------------------------------------------------------
              Non-Balloon           2,085     218,518,303.87       100      104,805     10.634    6.232     16.64    31   358.7
              ------------------------------------------------------------------------------------------------------------------
              TOTAL:                2,085     218,518,303.87       100      104,805     10.634    6.232     16.64    31   358.7
              ------------------------------------------------------------------------------------------------------------------
                                                                      WTD         WTD
                                                                      AVG         AVG
                                     WTD                             COMB        COMB
                                     AVG             WTD    WTD      ORIG        ORIG
                                    STATED    WTD    AVG    AVG       LTV         LTV
                                    REMAIN    AVG   ORIG    CURR   EXCLUDES    INCLUDES
              BALLOON                TERM     AGE    LTV    LTV    JR LIENS    JR LIENS
              -------------------------------------------------------------------------
              Non-Balloon            357.8    0.8   78.6    78.5     78.63        79.1
              -------------------------------------------------------------------------
              TOTAL:                 357.8    0.8   78.6    78.5     78.63        79.1
              -------------------------------------------------------------------------

TOP

-------------------------------------------------------------------------------

20. ORIGINAL TERM



                                                                                                                    WTD
                                                                  % OF                                      WTD     AVG    WTD
                                    NUMBER         TOTAL          TOTAL       AVG        WTD       WTD      AVG     MOS    AVG
                                      OF          CURRENT        CURRENT    CURRENT      AVG       AVG      MAX     TO    ORIG
              ORIGINAL TERM         LOANS         BALANCE        BALANCE    BALANCE     COUPON    MARGIN    RATE   ROLL   TERM
              ------------------------------------------------------------------------------------------------------------------
              121 - 180                16       1,404,442.61       0.64      87,778     11.154     6.367    17.15    34     180
              ------------------------------------------------------------------------------------------------------------------
              181 - 240                 4         347,250.00       0.16      86,813      9.998      5.98       16    36     240
              ------------------------------------------------------------------------------------------------------------------
              301 - 360             2,065     216,766,611.26       99.2     104,972     10.632     6.232    16.64    31     360
              ------------------------------------------------------------------------------------------------------------------
              TOTAL:                2,085     218,518,303.87        100     104,805     10.634     6.232    16.64    31   358.7
              ------------------------------------------------------------------------------------------------------------------
                                                                      WTD         WTD
                                                                      AVG         AVG
                                     WTD                             COMB        COMB
                                     AVG             WTD    WTD      ORIG        ORIG
                                    STATED    WTD    AVG    AVG       LTV         LTV
                                    REMAIN    AVG   ORIG    CURR   EXCLUDES    INCLUDES
              ORIGINAL TERM          TERM     AGE    LTV    LTV    JR LIENS    JR LIENS
              ---------------------------------------------------------------------------
              121 - 180              179.5    0.5     75    74.5     75.01      75.35
              ---------------------------------------------------------------------------
              181 - 240                240      0   71.9    71.9     72.05      71.92
              ---------------------------------------------------------------------------
              301 - 360              359.2    0.8   78.6    78.6     78.67      79.14
              ---------------------------------------------------------------------------
              TOTAL:                 357.8    0.8    78.6   78.5     78.63       79.1
              ---------------------------------------------------------------------------

Minimum: 180
Maximum: 360
Weighted Average: 358.7

TOP

-------------------------------------------------------------------------------

21. SEASONING



                                                                                                                    WTD
                                                                  % OF                                      WTD     AVG    WTD
                                    NUMBER         TOTAL          TOTAL       AVG        WTD       WTD      AVG     MOS    AVG
                                      OF          CURRENT        CURRENT    CURRENT      AVG       AVG      MAX     TO    ORIG
              SEASONING             LOANS         BALANCE        BALANCE    BALANCE     COUPON    MARGIN    RATE   ROLL   TERM
              ------------------------------------------------------------------------------------------------------------------
              < = 0                 1,090     112,149,028.67      51.32     102,889     10.669     6.212    16.67   32    358.6
              ------------------------------------------------------------------------------------------------------------------
              1 - 12                  995     106,369,275.20      48.68     106,904     10.597     6.254     16.6   30    358.7
              ------------------------------------------------------------------------------------------------------------------
              TOTAL:                2,085     218,518,303.87        100     104,805     10.634     6.232    16.64   31    358.7
              ------------------------------------------------------------------------------------------------------------------
                                                                      WTD         WTD
                                                                      AVG         AVG
                                     WTD                             COMB        COMB
                                     AVG             WTD    WTD      ORIG        ORIG
                                    STATED    WTD    AVG    AVG       LTV         LTV
                                    REMAIN    AVG   ORIG    CURR   EXCLUDES    INCLUDES
              SEASONING              TERM     AGE    LTV    LTV    JR LIENS    JR LIENS
              -------------------------------------------------------------------------
              < = 0                  358.6      0   78.3    78.3     78.36       78.9
              -------------------------------------------------------------------------
              1 - 12                   357    1.7   78.9    78.8     78.91       79.31
              -------------------------------------------------------------------------
              TOTAL:                 357.8    0.8   78.6    78.5     78.63       79.1
              -------------------------------------------------------------------------

Minimum: 0
Maximum: 12
Weighted Average: 0.8

TOP

-------------------------------------------------------------------------------

22. REMAINING TERM TO STATED MATURITY



                                                                                                                    WTD
                                                                  % OF                                      WTD     AVG    WTD
                                    NUMBER         TOTAL          TOTAL       AVG        WTD       WTD      AVG     MOS    AVG
              REMAINING TERM          OF          CURRENT        CURRENT    CURRENT      AVG       AVG      MAX     TO    ORIG
              TO STATED MATURITY    LOANS         BALANCE        BALANCE    BALANCE     COUPON    MARGIN    RATE   ROLL   TERM
              ------------------------------------------------------------------------------------------------------------------
              121 - 180                16       1,404,442.61       0.64      87,778     11.154     6.367    17.15   34     180
              181 - 240                 4         347,250.00       0.16      86,813      9.998      5.98       16   36     240
              301 - 360             2,065     216,766,611.26       99.2     104,972     10.632     6.232    16.64   31     360
              TOTAL:                2,085     218,518,303.87        100     104,805     10.634     6.232    16.64   31   358.7
                                                                      WTD         WTD
                                                                      AVG         AVG
                                     WTD                             COMB        COMB
                                     AVG             WTD    WTD      ORIG        ORIG
                                    STATED    WTD    AVG    AVG       LTV         LTV
              REMAINING TERM        REMAIN    AVG   ORIG    CURR   EXCLUDES    INCLUDES
              TO STATED MATURITY     TERM     AGE    LTV    LTV    JR LIENS    JR LIENS
              -------------------------------------------------------------------------
              121 - 180              179.5    0.5      75   74.5     75.01       75.35
              181 - 240                240      0    71.9   71.9     72.05       71.92
              301 - 360              359.2    0.8    78.6   78.6     78.67       79.14
              TOTAL:                 357.8    0.8    78.6   78.5     78.63        79.1

Minimum: 179
Maximum: 360
Weighted Average: 357.8

TOP

-----------------------------
23. CALCULATED REMAINING TERM


                                                                                                                  WTD       WTD
                                                                                                                  AVG       AVG
                                                                           WTD         WTD                        COMB      COMB
                                   % OF                             WTD    AVG   WTD   AVG          WTD   WTD     ORIG      ORIG
            NUMBER       TOTAL     TOTAL     AVG     WTD     WTD    AVG    MOS   AVG  STATED  WTD   AVG   AVG     LTV       LTV
              OF        CURRENT   CURRENT  CURRENT   AVG     AVG    MAX    TO   ORIG  REMAIN  AVG  ORIG   CURR  EXCLUDES  INCLUDES
CALCULATED
REMAINING   LOANS       BALANCE   BALANCE  BALANCE  COUPON  MARGIN  RATE  ROLL  TERM   TERM   AGE   LTV   LTV   JR LIENS  JR LIENS
TERM
----------------------------------------------------------------------------------------------------------------------------------
121 - 180      16    1,404,442.61   0.64   87,778   11.154  6.367  17.15   34    180   179.5  0.5     75  74.5   75.01     75.35
----------------------------------------------------------------------------------------------------------------------------------
181 - 240       4      347,250.00   0.16   86,813    9.998   5.98     16   36    240     240    0   71.9  71.9   72.05     71.92
----------------------------------------------------------------------------------------------------------------------------------
241 - 300       1       24,581.01   0.01   24,581    12.75  4.625  18.75   23    360     359    1   6.52  6.16     6.5      6.52
----------------------------------------------------------------------------------------------------------------------------------
301 - 360   2,064  216,742,030.25  99.19  105,011   10.632  6.232  16.64   31    360   359.2  0.8   78.6  78.6   78.67     79.15
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:      2,085  218,518,303.87    100  104,805   10.634  6.232  16.64   31  358.7   357.8  0.8   78.6  78.5   78.63      79.1
----------------------------------------------------------------------------------------------------------------------------------


Minimum: 179
Maximum: 360
Weighted Average: 357.790
Weighted Average: 357.790

TOP

-------------------------------------------------------------------------------
24. FIRST PAYMENT DATE


                                                                                                                 WTD       WTD
                                                                                                                 AVG       AVG
                                                                         WTD          WTD                       COMB      COMB
                                 % OF                              WTD   AVG   WTD    AVG          WTD  WTD     ORIG      ORIG
FIRST    NUMBER       TOTAL      TOTAL     AVG     WTD     WTD     AVG   MOS   AVG   STATED  WTD   AVG  AVG      LTV       LTV
PAYMENT    OF        CURRENT    CURRENT  CURRENT   AVG     AVG     MAX   TO    ORIG  REMAIN  AVG  ORIG  CURR  EXCLUDES  INCLUDES
DATE     LOANS       BALANCE    BALANCE  BALANCE  COUPON  MARGIN   RATE  ROLL  TERM   TERM   AGE   LTV  LTV   JR LIENS  JR LIENS
--------------------------------------------------------------------------------------------------------------------------------
1999         1      156,919.02    0.07   156,919    11.5       6   17.5   24    360     348   12    75  74.7      75     75.95
--------------------------------------------------------------------------------------------------------------------------------
2000     1,916  201,217,117.85   92.08   105,019  10.638   6.228  16.64   31  358.5   357.7  0.9  78.6  78.6   78.66     79.14
--------------------------------------------------------------------------------------------------------------------------------
2001       168   17,144,267.00    7.85   102,049  10.578   6.286  16.58   34    360     360    0  78.2  78.2   78.29     78.71
--------------------------------------------------------------------------------------------------------------------------------
TOTAL:   2,085  218,518,303.87     100   104,805  10.634   6.232  16.64   31  358.7   357.8  0.8  78.6  78.5   78.63      79.1
--------------------------------------------------------------------------------------------------------------------------------


Minimum: 1999-12-01
Maximum: 2001-02-01
Weighted Average: 2000-11-08

TOP

-------------------------------------------------------------------------------
25. PAID THRU DATE


                                                                                                                   WTD        WTD
                                                                                                                   AVG        AVG
                                                                           WTD          WTD                        COMB       COMB
                                  % OF                              WTD    AVG    WTD   AVG         WTD   WTD     ORIG       ORIG
PAID     NUMBER        TOTAL      TOTAL     AVG     WTD     WTD     AVG    MOS    AVG  STATED  WTD  AVG   AVG      LTV        LTV
THRU       OF         CURRENT    CURRENT  CURRENT   AVG     AVG     MAX    TO    ORIG  REMAIN  AVG  ORIG  CURR  EXCLUDES   INCLUDES
DATE     LOANS        BALANCE    BALANCE  BALANCE  COUPON  MARGIN   RATE  ROLL   TERM   TERM   AGE  LTV   LTV   JR LIENS   JR LIENS
-----------------------------------------------------------------------------------------------------------------------------------
2000-09     25     2,207,825.44    1.01    88,313    11.5   6.773  17.52   31     360   356.6  3.4  77.7  77.4    77.72      78.76
-----------------------------------------------------------------------------------------------------------------------------------
2000-10    217    23,335,528.16   10.68   107,537  10.712    6.41  16.73   32   359.4   357.5  1.9  77.4  77.3    77.52      77.87
-----------------------------------------------------------------------------------------------------------------------------------
2000-11  1,644   172,960,004.77   79.15   105,207  10.624   6.199  16.63   31   358.4   357.7  0.7  78.8  78.7    78.81      79.29
-----------------------------------------------------------------------------------------------------------------------------------
2000-12    198    19,926,945.50    9.12   100,641  10.529   6.247  16.53   33     360   359.8  0.2  78.4  78.3    78.45      78.97
-----------------------------------------------------------------------------------------------------------------------------------
2001-01      1        88,000.00    0.04    88,000    11.5   6.875   17.5   38     360     360    0    80    80       80         80
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:   2,085   218,518,303.87     100   104,805  10.634   6.232  16.64   31   358.7   357.8  0.8  78.6  78.5    78.63       79.1
-----------------------------------------------------------------------------------------------------------------------------------


Minimum: 2000-09-01
Maximum: 2001-01-01
Weighted Average: 2000-10-31

TOP

-------------------------------------------------------------------------------
26. MONTHS DELINQUENT



                                                                                                                   WTD       WTD
                                                                                                                   AVG       AVG
                                                                             WTD         WTD                       COMB      COMB
                                     % OF                             WTD    AVG   WTD   AVG          WTD   WTD    ORIG      ORIG
            NUMBER        TOTAL      TOTAL     AVG     WTD     WTD    AVG    MOS   AVG  STATED  WTD   AVG   AVG    LTV       LTV
MONTHS        OF         CURRENT    CURRENT  CURRENT   AVG     AVG    MAX    TO   ORIG  REMAIN  AVG  ORIG  CURR  EXCLUDES  INCLUDES
DELINQUENT  LOANS        BALANCE    BALANCE  BALANCE  COUPON  MARGIN  RATE  ROLL  TERM   TERM   AGE   LTV   LTV  JR LIENS  JR LIENS
-----------------------------------------------------------------------------------------------------------------------------------
0           2,060   216,310,478.43   98.99   105,005  10.625  6.227   16.63   31  358.6   357.8  0.8  78.6  78.5    78.64    79.1
-----------------------------------------------------------------------------------------------------------------------------------
1              25     2,207,825.44    1.01    88,313    11.5  6.773   17.52   31    360   356.6  3.4  77.7  77.4    77.72   78.76
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:      2,085   218,518,303.87     100   104,805  10.634  6.232   16.64   31  358.7   357.8  0.8  78.6  78.5    78.63    79.1
-----------------------------------------------------------------------------------------------------------------------------------


Minimum: 0
Maximum: 1
Weighted Average: 0.0

TOP

-------------------------------------------------------------------------------

27. GEOGRAPHIC DISTRIBUTION BY STATE


                                                                                                                    WTD       WTD
                                                                                                                    AVG       AVG
                                                                            WTD         WTD                        COMB      COMB
                                      % OF                           WTD    AVG    WTD  AVG          WTD   WTD     ORIG      ORIG
GEOGRAPHIC      NUMBER     TOTAL      TOTAL    AVG     WTD    WTD    AVG    MOS    AVG STATED  WTD   AVG   AVG      LTV       LTV
DISTRIBUTION      OF      CURRENT    CURRENT CURRENT   AVG    AVG    MAX    TO    ORIG REMAIN  AVG  ORIG   CURR  EXCLUDES  INCLUDES
BY STATE        LOANS     BALANCE    BALANCE BALANCE  COUPON MARGIN  RATE  ROLL   TERM  TERM   AGE   LTV   LTV   JR LIENS  JR LIENS
-----------------------------------------------------------------------------------------------------------------------------------
Arizona           44   4,236,520.25    1.94   96,285  10.393  6.332  16.39  29     360  359.2  0.8  77.6  77.6    77.76     77.83
-----------------------------------------------------------------------------------------------------------------------------------
Arkansas           4     373,751.93    0.17   93,438  11.342  6.162  17.34  32     360  359.6  0.4    80    80       80     82.77
-----------------------------------------------------------------------------------------------------------------------------------
California       375  59,994,314.84   27.46  159,985   9.947  6.121  15.95  29     360  359.2  0.8  77.3  77.3    77.37     77.51
-----------------------------------------------------------------------------------------------------------------------------------
Colorado          37   5,108,190.92    2.34  138,059    10.3  6.179   16.3  31     360  359.1  0.9  77.7  77.7    77.79     78.03
-----------------------------------------------------------------------------------------------------------------------------------
Connecticut       32   2,877,126.60    1.32   89,910   11.76  6.209  17.76  34     360  359.1  0.9  80.2  80.1    80.15     81.45
-----------------------------------------------------------------------------------------------------------------------------------
Delaware           1      31,920.00    0.01   31,920  10.825  5.375  16.83  36     360    360    0    80    80       80        80
-----------------------------------------------------------------------------------------------------------------------------------
District of
Columbia           1      73,934.26    0.03   73,934      10  4.875     16  35     360    359    1  64.4  64.3     64.4     64.35
-----------------------------------------------------------------------------------------------------------------------------------
Florida          308  27,885,791.04   12.76   90,538  10.652  6.146  16.65  34   358.1  357.2  0.9  84.3  84.2    84.26     85.08
-----------------------------------------------------------------------------------------------------------------------------------
Georgia           33   3,412,607.21    1.56  103,412  11.847  6.389  17.87  31     360  359.2  0.8  80.8  80.7    80.76     81.53
-----------------------------------------------------------------------------------------------------------------------------------
Hawaii            42   8,083,613.41     3.7  192,467   9.969  5.998  15.97  26     360  358.9  1.1  79.3  79.2    79.26     79.49
-----------------------------------------------------------------------------------------------------------------------------------
Idaho              7     534,700.23    0.24   76,386  10.724  6.818  16.72  33     360  358.2  1.8  78.8  78.7    78.85     78.76
-----------------------------------------------------------------------------------------------------------------------------------
Illinois          67   6,424,637.78    2.94   95,890  10.647  6.431  16.65  32     360  358.9  1.1  75.9  75.9    76.02     76.27
-----------------------------------------------------------------------------------------------------------------------------------
Indiana           48   3,088,080.83    1.41   64,335  11.372  6.241  17.37  33     360  359.3  0.7  77.5  77.5    77.54      78.6
-----------------------------------------------------------------------------------------------------------------------------------
Iowa              43   2,945,298.42    1.35   68,495  10.636  6.455  16.64  34     360  358.7  1.3  76.7  76.6    76.73     76.89
-----------------------------------------------------------------------------------------------------------------------------------
Kansas             6     567,782.70    0.26   94,630  11.686  6.755  17.78  34     360  359.5  0.5  70.9  70.9    71.12     70.88
-----------------------------------------------------------------------------------------------------------------------------------
Kentucky          24   1,431,510.38    0.66   59,646  11.898  6.471   17.9  33     360  359.2  0.8  82.6  82.6    82.57     83.18
-----------------------------------------------------------------------------------------------------------------------------------
Louisiana         26   1,934,665.34    0.89   74,410  10.816  6.326  16.82  33   355.4  354.3  1.1  80.4    80    80.39     80.74
-----------------------------------------------------------------------------------------------------------------------------------
Maine              3     275,906.61    0.13   91,969  11.019  5.888  17.02  30     360  359.6  0.4  79.1    79    79.05     79.05
-----------------------------------------------------------------------------------------------------------------------------------
Maryland          16   1,778,408.61    0.81  111,151  11.082  6.319  17.08  33     360  359.2  0.8  77.7  77.7    77.79      77.8
-----------------------------------------------------------------------------------------------------------------------------------
Massachusetts     27   3,335,783.07    1.53  123,548  10.692  6.047  16.69  34     360  359.8  0.2  75.1  75.1    75.15     75.41
-----------------------------------------------------------------------------------------------------------------------------------
Michigan          80   6,059,286.23    2.77   75,741  11.299  6.345  17.32  31   356.6    356  0.7  78.2  78.1    78.27     78.41
-----------------------------------------------------------------------------------------------------------------------------------
Minnesota         78   7,717,016.06    3.53   98,936  10.594  6.267  16.59  28   353.9  353.2  0.7  76.7  76.5    76.72     77.21
-----------------------------------------------------------------------------------------------------------------------------------
Mississippi       26   2,027,870.46    0.93   77,995  11.141    6.2  17.14  33     360  359.3  0.7  82.9  82.6    82.94      83.2
-----------------------------------------------------------------------------------------------------------------------------------
Missouri          86   5,731,291.09    2.62   66,643  11.704  6.552   17.7  35     360  359.2  0.8  74.7  74.6    74.73     75.77
-----------------------------------------------------------------------------------------------------------------------------------
Montana           17   1,500,187.82    0.69   88,246   9.996  6.167     16  34     360  359.2  0.8  72.5  72.5    72.64      72.5
-----------------------------------------------------------------------------------------------------------------------------------
Nebraska          19   1,193,154.70    0.55   62,798  11.558  6.461  17.56  36   345.3    345  0.3  77.3  77.3    77.42     78.28
-----------------------------------------------------------------------------------------------------------------------------------
Nevada            24   2,997,671.83    1.37  124,903  10.528  6.525  16.53  33     360  359.7  0.3  77.2  76.9    77.19     77.59
-----------------------------------------------------------------------------------------------------------------------------------
New Hampshire      3     319,714.57    0.15  106,572  11.116  6.059  17.12  35     360  358.8  1.2    80  79.9       80     82.25
-----------------------------------------------------------------------------------------------------------------------------------
New Jersey         3     494,750.00    0.23  164,917  11.044  6.416  17.04  31   330.6  330.6    0  89.2  89.2    89.18     89.18
-----------------------------------------------------------------------------------------------------------------------------------
New Mexico         3     339,620.00    0.16  113,207  11.435  6.683  17.44  27   291.2  291.2    0  82.3  82.3    82.32     82.32
-----------------------------------------------------------------------------------------------------------------------------------
New York          59   6,590,902.71    3.02  111,710  11.404  6.347   17.4  33     360  359.3  0.7  76.7  76.7    76.73     77.37
-----------------------------------------------------------------------------------------------------------------------------------
North Carolina    61   4,643,004.26    2.12   76,115  11.399  6.495   17.4  34   353.9  353.2  0.7  76.7  76.7    76.76     77.08
-----------------------------------------------------------------------------------------------------------------------------------
Ohio             112   8,428,654.17    3.86   75,256  11.156    6.5  17.16  34   359.2  358.4  0.9  79.9  79.8    79.92     80.25
-----------------------------------------------------------------------------------------------------------------------------------
Oklahoma          16     901,778.00    0.41   56,361  11.341  6.296  17.34  33     360  359.2  0.8  77.5  77.5    77.58     81.03
-----------------------------------------------------------------------------------------------------------------------------------
Oregon            26   2,951,333.97    1.35  113,513  10.604  6.369   16.6  31     360  359.2  0.8  75.7  75.7    75.82     76.34
-----------------------------------------------------------------------------------------------------------------------------------
Pennsylvania      40   3,073,981.63    1.41   76,850  11.143  6.551  17.14  33     360    359    1  78.1  78.1    78.16     78.39
-----------------------------------------------------------------------------------------------------------------------------------
Rhode Island       2     118,500.00    0.05   59,250  11.532    5.5  17.53  36     360    360    0    75    75       75     79.43
-----------------------------------------------------------------------------------------------------------------------------------
South Carolina    16   1,410,821.53    0.65   88,176  12.403  6.641   18.4  35   340.1  339.2  0.9  73.8  73.8    73.81     74.57
-----------------------------------------------------------------------------------------------------------------------------------
Tennessee         27   2,451,114.59    1.12   90,782   11.57  6.454  17.57  31     341  339.9  1.1  79.3  79.2    79.35     79.93
-----------------------------------------------------------------------------------------------------------------------------------
Texas             88   7,923,058.47    3.63   90,035  11.678  6.093  17.68  33     360  359.3  0.7  81.7  81.6    81.66     83.16
-----------------------------------------------------------------------------------------------------------------------------------
Utah              18   2,064,479.40    0.94  114,693  10.327  6.296  16.33  33     360  358.6  1.4  76.8  76.8    76.82     76.83
-----------------------------------------------------------------------------------------------------------------------------------
Virginia          27   2,091,088.51    0.96   77,448  11.763  6.386  17.76  34     360  358.9  1.1  76.4  76.3    76.42     76.65
-----------------------------------------------------------------------------------------------------------------------------------
Washington        83  11,130,728.52    5.09  134,105   9.933  6.013  15.93  26     360  359.4  0.6  78.9  78.9    78.93     79.75
-----------------------------------------------------------------------------------------------------------------------------------
West Virginia      4     212,931.32     0.1   53,233  11.815  5.944  17.82  35     360  359.4  0.6  70.3  70.3    70.31      70.3
-----------------------------------------------------------------------------------------------------------------------------------
Wisconsin         23   1,750,819.60     0.8   76,123  11.317  6.482  17.32  34     360  359.4  0.6  74.2  74.2    74.23     74.66
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:         2,085 218,518,303.87     100  104,805  10.634  6.232  16.64  31   358.7  357.8  0.8  78.6  78.5    78.63      79.1
-----------------------------------------------------------------------------------------------------------------------------------


Number of States Represented: 45

TOP

-------------------------------------------------------------------------------
28. TOP 10 GEOGRAPHIC DISTRIBUTION BY BALANCE


                                                                                                                   WTD       WTD
                                                                                                                   AVG       AVG
                                                                             WTD         WTD                       COMB      COMB
TOP 10                              % OF                              WTD    AVG   WTD   AVG          WTD  WTD     ORIG      ORIG
GEOGRAPHIC    NUMBER     TOTAL      TOTAL     AVG      WTD     WTD    AVG    MOS   AVG  STATED  WTD   AVG  AVG     LTV       LTV
DISTRIBUTION    OF       CURRENT    CURRENT  CURRENT   AVG     AVG    MAX    TO   ORIG  REMAIN  AVG  ORIG  CURR  EXCLUDES  INCLUDES
BY BALANCE     LOANS     BALANCE    BALANCE  BALANCE  COUPON  MARGIN  RATE  ROLL  TERM   TERM   AGE   LTV  LTV   JR LIENS  JR LIENS
-----------------------------------------------------------------------------------------------------------------------------------
California       375  59,994,314.84   27.46  159,985   9.947  6.121   15.95   29    360   359.2  0.8  77.3  77.3    77.37    77.51
-----------------------------------------------------------------------------------------------------------------------------------
Florida          308  27,885,791.04   12.76   90,538  10.652  6.146   16.65   34  358.1   357.2  0.9  84.3  84.2    84.26    85.08
-----------------------------------------------------------------------------------------------------------------------------------
Washington        83  11,130,728.52    5.09  134,105   9.933  6.013   15.93   26    360   359.4  0.6  78.9  78.9    78.93    79.75
-----------------------------------------------------------------------------------------------------------------------------------
Ohio             112   8,428,654.17    3.86   75,256  11.156    6.5   17.16   34  359.2   358.4  0.9  79.9  79.8    79.92    80.25
-----------------------------------------------------------------------------------------------------------------------------------
Hawaii            42   8,083,613.41     3.7  192,467   9.969  5.998   15.97   26    360   358.9  1.1  79.3  79.2    79.26    79.49
-----------------------------------------------------------------------------------------------------------------------------------
Texas             88   7,923,058.47    3.63   90,035  11.678  6.093   17.68   33    360   359.3  0.7  81.7  81.6    81.66    83.16
-----------------------------------------------------------------------------------------------------------------------------------
Minnesota         78   7,717,016.06    3.53   98,936  10.594  6.267   16.59   28  353.9   353.2  0.7  76.7  76.5    76.72    77.21
-----------------------------------------------------------------------------------------------------------------------------------
New York          59   6,590,902.71    3.02  111,710  11.404  6.347    17.4   33    360   359.3  0.7  76.7  76.7    76.73    77.37
-----------------------------------------------------------------------------------------------------------------------------------
Illinois          67   6,424,637.78    2.94   95,890  10.647  6.431   16.65   32    360   358.9  1.1  75.9  75.9    76.02    76.27
-----------------------------------------------------------------------------------------------------------------------------------
Michigan          80   6,059,286.23    2.77   75,741  11.299  6.345   17.32   31  356.6     356  0.7  78.2  78.1    78.27    78.41
-----------------------------------------------------------------------------------------------------------------------------------
Other            793  68,280,300.64   31.25   86,104  11.109  6.368   17.11   33  357.5   356.8  0.8  77.4  77.4    77.49       78
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:         2,085 218,518,303.87     100  104,805  10.634  6.232   16.64   31  358.7   357.8  0.8  78.6  78.5    78.63     79.1
-----------------------------------------------------------------------------------------------------------------------------------


Number of States Represented: 45

TOP

-------------------------------------------------------------------------------
29. TOP 10 ZIP CODE CONCENTRATIONS

                                                                                                                   WTD       WTD
                                                                                                                   AVG       AVG
                                                                             WTD          WTD                      COMB      COMB
                                     % OF                              WTD   AVG   WTD    AVG         WTD   WTD    ORIG      ORIG
TOP 10        NUMBER       TOTAL     TOTAL     AVG      WTD     WTD    AVG   MOS   AVG   STATED  WTD  AVG   AVG    LTV       LTV
ZIP CODE         OF       CURRENT   CURRENT  CURRENT    AVG     AVG    MAX   TO    ORIG  REMAIN  AVG  ORIG  CURR EXCLUDES  INCLUDES
CONCENTRATIONS LOANS      BALANCE   BALANCE  BALANCE  COUPON  MARGIN  RATE   ROLL  TERM   TERM   AGE  LTV   LTV  JR LIENS  JR LIENS
-----------------------------------------------------------------------------------------------------------------------------------
95023              5   1,106,395.24   0.51   221,279    8.74  5.525   14.74  24    360   359.3  0.7  77.2  77.1   77.17     77.15
-----------------------------------------------------------------------------------------------------------------------------------
96746              3     873,221.31    0.4   291,074  10.369  5.811   16.37  30    360   358.8  1.2  73.6  73.5   73.57     73.55
-----------------------------------------------------------------------------------------------------------------------------------
96819              3     833,062.88   0.38   277,688   9.861  5.973   15.86  22    360   357.7  2.3  83.3  83.2   83.31     83.31
-----------------------------------------------------------------------------------------------------------------------------------
94605              4     808,015.57   0.37   202,004   10.05  6.446   16.05  29    360   358.9  1.1  77.4  77.3   77.27     77.36
-----------------------------------------------------------------------------------------------------------------------------------


93551              4     802,821.56   0.37   200,705   10.09  6.287   16.09  26    360   359.6  0.4  84.3  84.3   84.29     84.27
-----------------------------------------------------------------------------------------------------------------------------------
94591              4     737,928.27   0.34   184,482   9.871   6.12   15.87  31    360   359.7  0.3  77.1  77.1   77.06     78.29
-----------------------------------------------------------------------------------------------------------------------------------
95122              3     715,000.00   0.33   238,333  10.444  6.013   16.44  33    360     360    0  68.5  68.5   68.48     68.46
-----------------------------------------------------------------------------------------------------------------------------------
96701              2     634,800.00   0.29   317,400   9.593  5.638   15.59  24    360     360    0  74.3  74.3   74.38     74.33
-----------------------------------------------------------------------------------------------------------------------------------
94609              2     629,849.25   0.29   314,925  10.403  6.167   16.4   29    360   359.4  0.6    74  73.9   73.99     73.95
-----------------------------------------------------------------------------------------------------------------------------------
90003              4     579,077.68   0.27   144,769  10.875  6.433   16.88  25    360   359.4  0.6  82.6  82.6   82.59     83.13
-----------------------------------------------------------------------------------------------------------------------------------
Other          2,051 210,798,132.11  96.47   102,778  10.659   6.24   16.66  31  358.6   357.8  0.8  78.6  78.6   78.68     79.16
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:         2,085 218,518,303.87    100   104,805  10.634  6.232   16.64  31  358.7   357.8  0.8  78.6  78.5   78.63      79.1
-----------------------------------------------------------------------------------------------------------------------------------


TOP

-------------------------------------------------------------------------------
30. PROPERTY TYPE


                                                                                                                   WTD       WTD
                                                                                                                   AVG       AVG
                                                                              WTD         WTD                      COMB      COMB
                                       % OF                             WTD   AVG   WTD   AVG         WTD   WTD    ORIG      ORIG
              NUMBER        TOTAL      TOTAL     AVG     WTD     WTD    AVG   MOS   AVG  STATED  WTD  AVG   AVG    LTV       LTV
                 OF        CURRENT    CURRENT  CURRENT   AVG     AVG    MAX   TO    ORIG REMAIN  AVG  ORIG  CURR EXCLUDES  INCLUDES
PROPERTY TYPE  LOANS       BALANCE    BALANCE  BALANCE  COUPON  MARGIN  RATE  ROLL  TERM  TERM   AGE  LTV   LTV  JR LIENS  JR LIENS
---------------------------------------------------------------------------------------------------------------------------------
Single Family
Residence      1,828  191,989,053.20   87.86   105,027  10.619  6.239  16.62   31  358.7  357.8  0.8  78.6  78.5   78.61     79.07
---------------------------------------------------------------------------------------------------------------------------------
Condo            123   11,769,252.28    5.39    95,685  10.483   6.12  16.48   31    360  359.1  0.9  83.2  83.2   83.21     83.72
---------------------------------------------------------------------------------------------------------------------------------
2 Family          72    7,030,514.49    3.22    97,646  11.159  6.272  17.16   31    360  359.2  0.8  75.8  75.8   75.83     76.41
---------------------------------------------------------------------------------------------------------------------------------
3 Family          23    3,338,286.37    1.53   145,143  11.073  6.266  17.07   31    360  359.3  0.7  74.1  74.1   74.14      74.6
---------------------------------------------------------------------------------------------------------------------------------
4 Family          15    1,992,526.37    0.91   132,835  10.532  5.962  16.56   29    360  359.5  0.5  74.5  74.5    74.5     74.66
---------------------------------------------------------------------------------------------------------------------------------
Townhouse         17    1,838,254.53    0.84   108,133  10.132  6.212  16.13   35    360  359.1  0.9  75.6  75.6   75.69     76.51
---------------------------------------------------------------------------------------------------------------------------------
Manufactured       7      560,416.63    0.26    80,060  11.845  6.574  17.85   35  294.2  293.5  0.7  76.1  76.1   76.24     76.14
Housing
---------------------------------------------------------------------------------------------------------------------------------
TOTAL:         2,085  218,518,303.87     100   104,805  10.634  6.232  16.64   31  358.7  357.8  0.8  78.6  78.5   78.63      79.1
---------------------------------------------------------------------------------------------------------------------------------


TOP

-------------------------------------------------------------------------------
31. NUMBER OF UNITS


                                                                                                                    WTD      WTD
                                                                                                                    AVG      AVG
                                                                             WTD          WTD                       COMB     COMB
                                      % OF                             WTD   AVG    WTD   AVG           WTD  WTD    ORIG     ORIG
               NUMBER       TOTAL     TOTAL     AVG     WTD     WTD    AVG   MOS    AVG   STATED  WTD   AVG  AVG    LTV      LTV
                 OF        CURRENT   CURRENT  CURRENT   AVG     AVG    MAX   TO     ORIG  REMAIN  AVG  ORIG  CURR EXCLUDES INCLUDES
NUMBER OF UNITS LOANS      BALANCE   BALANCE  BALANCE  COUPON  MARGIN  RATE  ROLL   TERM  TERM    AGE   LTV  LTV  JR LIENS JR LIENS
-----------------------------------------------------------------------------------------------------------------------------------
1               1,975  206,156,976.64  94.34   104,383   10.61  6.233   16.61   31  358.6  357.7   0.8  78.8  78.7   78.84   79.31
-----------------------------------------------------------------------------------------------------------------------------------
2                  72    7,030,514.49   3.22    97,646  11.159  6.272   17.16   31    360  359.2   0.8  75.8  75.8   75.83   76.41
-----------------------------------------------------------------------------------------------------------------------------------
3                  23    3,338,286.37   1.53   145,143  11.073  6.266   17.07   31    360  359.3   0.7  74.1  74.1   74.14    74.6
-----------------------------------------------------------------------------------------------------------------------------------
4                  15    1,992,526.37   0.91   132,835  10.532  5.962   16.56   29    360  359.5   0.5  74.5  74.5    74.5   74.66
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:          2,085  218,518,303.87    100   104,805  10.634  6.232   16.64   31  358.7  357.8   0.8  78.6  78.5   78.63    79.1
-----------------------------------------------------------------------------------------------------------------------------------


TOP

-------------------------------------------------------------------------------
32. OCCUPANCY


                                                                                                                WTD        WTD
                                                                                                                AVG        AVG
                                                                         WTD          WTD                       COMB       COMB
                                    % OF                           WTD   AVG    WTD   AVG          WTD   WTD    ORIG       ORIG
           NUMBER       TOTAL      TOTAL     AVG     WTD     WTD   AVG   MOS    AVG   STATED  WTD  AVG   AVG    LTV        LTV
              OF       CURRENT    CURRENT  CURRENT   AVG     AVG   MAX   TO    ORIG   REMAIN  AVG  ORIG  CURR  EXCLUDES   INCLUDES
OCCUPANCY   LOANS      BALANCE    BALANCE  BALANCE  COUPON  MARGIN RATE  ROLL  TERM   TERM    AGE  LTV   LTV   JR LIENS   JR LIENS
-----------------------------------------------------------------------------------------------------------------------------------
Primary     1,957  209,260,423.12   95.76  106,929  10.611  6.249  16.61  31   358.7  357.8   0.8  78.9  78.9   78.99      79.48
-----------------------------------------------------------------------------------------------------------------------------------
Investment    121    8,788,325.66    4.02   72,631  11.192  5.829  17.19  31   358.8  358.1   0.7  70.1    70   70.18      70.13
-----------------------------------------------------------------------------------------------------------------------------------
Second Home     7      469,555.09    0.21   67,079  10.542  6.293  16.54  29   348.5  348.3   0.2  77.6  77.6   77.58      77.58
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:      2,085  218,518,303.87     100  104,805  10.634  6.232  16.64  31   358.7  357.8   0.8  78.6  78.5   78.63       79.1
-----------------------------------------------------------------------------------------------------------------------------------


TOP

-------------------------------------------------------------------------------
33. OCCUPANCY CHECK (1ST FIELDS IS OCCUP STAT, 2ND IS PROPERTY CLASS)


                                                                                                                     WTD      WTD
                                                                                                                     AVG      AVG
                                                                                 WTD       WTD                       COMB     COMB
OCCUPANCY CHECK                                     % OF                   WTD   AVG  WTD  AVG          WTD   WTD    ORIG     ORIG
(1ST FIELDS IS       NUMBER      TOTAL     TOTAL     AVG     WTD    WTD    AVG   MOS  AVG  STATED  WTD  AVG   AVG    LTV      LTV
OCCUP STAT, 2ND      OF         CURRENT   CURRENT  CURRENT   AVG    AVG    MAX   TO   ORIG REMAIN  AVG  ORIG  CURR EXCLUDES INCLUDES
IS PROPERTY CLASS)   LOANS      BALANCE   BALANCE  BALANCE  COUPON MARGIN  RATE  ROLL TERM TERM    AGE  LTV   LTV  JR LIENS JR LIENS
------------------------------------------------------------------------------------------------------------------------------------
N 2                     2      145,000.00   0.07    72,500  10.997  6.203     17  36  322.8 322.8    0  74.4  74.4   74.41   74.44
------------------------------------------------------------------------------------------------------------------------------------
N 3                   121    8,788,325.66   4.02    72,631  11.192  5.829  17.19  31  358.8 358.1  0.7  70.1    70   70.18   70.13
------------------------------------------------------------------------------------------------------------------------------------
Y 1                 1,957  209,260,423.12  95.76   106,929  10.611  6.249  16.61  31  358.7 357.8  0.8  78.9  78.9   78.99   79.48
------------------------------------------------------------------------------------------------------------------------------------
Y 2                     5      324,555.09   0.15    64,911  10.339  6.333  16.34  26    360 359.6  0.4    79    79      79   78.99
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:              2,085  218,518,303.87    100   104,805  10.634  6.232  16.64  31  358.7 357.8  0.8  78.6  78.5   78.63    79.1
------------------------------------------------------------------------------------------------------------------------------------


TOP

-------------------------------------------------------------------------------
34. PURPOSE


                                                                        % OF                                      WTD
                                          NUMBER         TOTAL          TOTAL       AVG        WTD       WTD      AVG
                                            OF          CURRENT        CURRENT    CURRENT      AVG       AVG      MAX
              PURPOSE                     LOANS         BALANCE        BALANCE    BALANCE     COUPON    MARGIN    RATE
              --------------------------------------------------------------------------------------------------------
              Refinance - Cashout            888     97,337,373.63       44.54    109,614     10.433       6.2   16.44
              --------------------------------------------------------------------------------------------------------
              Purchase                       829     82,573,038.94       37.79     99,606     10.805     6.151   16.81
              --------------------------------------------------------------------------------------------------------
              Refinance - Rate Term          368     38,607,891.30       17.67    104,913     10.778     6.487   16.78
              --------------------------------------------------------------------------------------------------------
              TOTAL:                       2,085    218,518,303.87         100    104,805     10.634     6.232   16.64
              --------------------------------------------------------------------------------------------------------
                                                                                                     WTD         WTD
                                                                                                     AVG         AVG
                                           WTD                WTD                                   COMB        COMB
                                           AVG       WTD      AVG                WTD       WTD      ORIG        ORIG
                                           MOS       AVG     STATED    WTD       AVG       AVG       LTV         LTV
                                           TO       ORIG     REMAIN    AVG      ORIG       CURR   EXCLUDES    INCLUDES
              PURPOSE                     ROLL      TERM      TERM     AGE       LTV       LTV    JR LIENS    JR LIENS
              --------------------------------------------------------------------------------------------------------
              Refinance - Cashout           31     358.4      357.6    0.8      75.2       75.1      75.27       75.27
              --------------------------------------------------------------------------------------------------------
              Purchase                      31     359.3      358.5    0.8      83.4       83.3      83.38        84.6
              --------------------------------------------------------------------------------------------------------
              Refinance - Rate Term         31     357.8      356.9    0.9      76.9       76.8      76.94       77.01
              --------------------------------------------------------------------------------------------------------
              TOTAL:                        31     358.7      357.8    0.8      78.6       78.5      78.63        79.1
              --------------------------------------------------------------------------------------------------------

TOP

-------------------------------------------------------------------------------

35. DOCUMENTATION LEVEL


                                                                        % OF                                      WTD
                                          NUMBER         TOTAL          TOTAL       AVG        WTD       WTD      AVG
                                            OF          CURRENT        CURRENT    CURRENT      AVG       AVG      MAX
              DOCUMENTATION LEVEL         LOANS         BALANCE        BALANCE    BALANCE     COUPON    MARGIN    RATE
              --------------------------------------------------------------------------------------------------------
              Full                         1,607    164,489,616.07       75.27    102,358     10.599     6.256  16.603
              --------------------------------------------------------------------------------------------------------
              No Income Verifier             375     41,846,620.88       19.15    111,591      10.78     6.126   16.78
              --------------------------------------------------------------------------------------------------------
              Light                          103     12,182,066.92        5.57    118,272     10.608     6.273   16.61
              --------------------------------------------------------------------------------------------------------
              TOTAL:                       2,085    218,518,303.87         100    104,805     10.634     6.232   16.64
              --------------------------------------------------------------------------------------------------------
                                                                                                     WTD         WTD
                                                                                                     AVG         AVG
                                           WTD                WTD                                   COMB        COMB
                                           AVG       WTD      AVG                WTD       WTD      ORIG        ORIG
                                           MOS       AVG     STATED    WTD       AVG       AVG       LTV         LTV
                                           TO       ORIG     REMAIN    AVG      ORIG       CURR   EXCLUDES    INCLUDES
              DOCUMENTATION LEVEL         ROLL      TERM      TERM     AGE       LTV       LTV    JR LIENS    JR LIENS
              --------------------------------------------------------------------------------------------------------
              Full                          31     358.7      357.8    0.8        80         80      80.08       80.52
              --------------------------------------------------------------------------------------------------------
              No Income Verifier            31       359      358.3    0.8      74.3       74.3      74.37       74.97
              --------------------------------------------------------------------------------------------------------
              Light                         33       357        356    0.9      73.7       73.7      73.75       74.12
              --------------------------------------------------------------------------------------------------------
              TOTAL:                        31     358.7      357.8    0.8      78.6       78.5      78.63        79.1
              --------------------------------------------------------------------------------------------------------

TOP

-------------------------------------------------------------------------------

36. BACK RATIO

                                                                        % OF                                      WTD
                                          NUMBER         TOTAL          TOTAL       AVG        WTD       WTD      AVG
              BACK                          OF          CURRENT        CURRENT    CURRENT      AVG       AVG      MAX
              RATIO                       LOANS         BALANCE        BALANCE    BALANCE     COUPON    MARGIN    RATE
              --------------------------------------------------------------------------------------------------------
              < = 0.00                         9      1,217,561.49        0.56    135,285     10.751     6.456   16.75
              --------------------------------------------------------------------------------------------------------
              0.01 - 5.00                      4        172,750.00        0.08     43,188     11.164      6.33   17.16
              --------------------------------------------------------------------------------------------------------
              5.01 - 10.00                    11        493,815.44        0.23     44,892     11.586     6.812   17.59
              --------------------------------------------------------------------------------------------------------
              10.01 - 15.00                   29      1,826,167.28        0.84     62,971     10.661     6.254   16.66
              --------------------------------------------------------------------------------------------------------
              15.01 - 20.00                   72      4,546,408.61        2.08     63,145     11.412     6.392   17.41
              --------------------------------------------------------------------------------------------------------
              20.01 - 25.00                  127     10,682,878.81        4.89     84,117     10.622     6.227   16.62
              --------------------------------------------------------------------------------------------------------
              25.01 - 30.00                  158     13,945,224.91        6.38     88,261     10.776     6.324   16.78
              --------------------------------------------------------------------------------------------------------
              30.01 - 35.00                  226     22,315,032.20       10.21     98,739     10.475     6.244   16.48
              --------------------------------------------------------------------------------------------------------
              35.01 - 40.00                  365     36,848,379.86       16.86    100,954     10.859     6.368   16.86
              --------------------------------------------------------------------------------------------------------
              40.01 - 45.00                  351     38,104,753.75       17.44    108,561     10.722     6.255   16.72
              --------------------------------------------------------------------------------------------------------
              45.01 - 50.00                  370     43,955,776.17       20.12    118,799     10.665       6.2   16.67
              --------------------------------------------------------------------------------------------------------
              50.01 - 55.00                  281     34,467,222.15       15.77    122,659     10.322     6.051   16.32
              --------------------------------------------------------------------------------------------------------
              55.01 - 60.00                   61      7,416,148.45        3.39    121,576      9.935     5.962   15.94
              --------------------------------------------------------------------------------------------------------
              60.01 - 65.00                    9        786,798.53        0.36     87,422     10.525     6.143   16.53
              --------------------------------------------------------------------------------------------------------
              65.01 - 70.00                    1        107,200.00        0.05    107,200       10.5         7    16.5
              --------------------------------------------------------------------------------------------------------
              70.01 - 75.00                    5        678,250.28        0.31    135,650     10.343      6.26   16.34
              --------------------------------------------------------------------------------------------------------
              75.01 - 80.00                    2        348,500.00        0.16    174,250     11.587     7.498   17.59
              --------------------------------------------------------------------------------------------------------
              80.01 - 85.00                    2        328,500.00        0.15    164,250     11.364         7   17.36
              --------------------------------------------------------------------------------------------------------
              95.01 - 100.00                   2        276,935.94        0.13    138,468     11.065     7.201   17.07
              --------------------------------------------------------------------------------------------------------
              TOTAL:                       2,085    218,518,303.87         100    104,805     10.634     6.232   16.64
              --------------------------------------------------------------------------------------------------------


                                                                                                     WTD         WTD
                                                                                                     AVG         AVG
                                           WTD                WTD                                   COMB        COMB
                                           AVG       WTD      AVG                WTD       WTD      ORIG        ORIG
                                           MOS       AVG     STATED    WTD       AVG       AVG       LTV         LTV
              BACK                         TO       ORIG     REMAIN    AVG      ORIG       CURR   EXCLUDES    INCLUDES
              RATIO                        ROLL     TERM      TERM     AGE       LTV       LTV    JR LIENS    JR LIENS
              --------------------------------------------------------------------------------------------------------
              < = 0.00                      30       360      359.3    0.7      84.6       84.6      84.73       84.63
              --------------------------------------------------------------------------------------------------------
              0.01 - 5.00                   33       360        360      0      77.8       77.8      77.84       77.84
              --------------------------------------------------------------------------------------------------------
              5.01 - 10.00                  33       360      359.5    0.5      75.8       75.8      75.79        75.8
              --------------------------------------------------------------------------------------------------------
              10.01 - 15.00                 33       360        359      1      74.5       74.5      74.57       75.28
              --------------------------------------------------------------------------------------------------------
              15.01 - 20.00                 34     357.5      356.8    0.7      72.3       72.3      72.39       72.66
              --------------------------------------------------------------------------------------------------------
              20.01 - 25.00                 33     357.8      357.2    0.7      75.2       75.1      75.22       75.35
              --------------------------------------------------------------------------------------------------------
              25.01 - 30.00                 33     355.7      354.9    0.8      76.7       76.6      76.73        77.2
              --------------------------------------------------------------------------------------------------------
              30.01 - 35.00                 31     358.1      357.3    0.8      76.8       76.7      76.88       77.23
              --------------------------------------------------------------------------------------------------------
              35.01 - 40.00                 32     358.3      357.6    0.7        79         79      79.04       79.47
              --------------------------------------------------------------------------------------------------------
              40.01 - 45.00                 31     359.4      358.4      1      79.4       79.4      79.47       80.05
              --------------------------------------------------------------------------------------------------------
              45.01 - 50.00                 30     359.1      358.2    0.9      81.8       81.7       81.8       82.35
              --------------------------------------------------------------------------------------------------------
              50.01 - 55.00                 29     359.1      358.3    0.8      77.3       77.3      77.33       77.82
              --------------------------------------------------------------------------------------------------------
              55.01 - 60.00                 30       360      359.2    0.8      77.9       77.9      77.94       78.79
              --------------------------------------------------------------------------------------------------------
              60.01 - 65.00                 35       360        359      1      69.6       69.6      69.75       69.58
              --------------------------------------------------------------------------------------------------------
              65.01 - 70.00                 35       360        359      1        80         80         80          80
              --------------------------------------------------------------------------------------------------------
              70.01 - 75.00                 35       360      359.2    0.8      82.6       82.6      82.71       82.64
              --------------------------------------------------------------------------------------------------------
              75.01 - 80.00                 36       360      359.6    0.4      73.4       73.4      73.29       73.39
              --------------------------------------------------------------------------------------------------------
              80.01 - 85.00                 36       360        360      0        84         84      83.97       83.97
              --------------------------------------------------------------------------------------------------------
              95.01 - 100.00                34       360      358.4    1.6      76.2       76.2      76.21       76.21
              --------------------------------------------------------------------------------------------------------
              TOTAL:                        31     358.7      357.8    0.8      78.6       78.5      78.63        79.1
              --------------------------------------------------------------------------------------------------------

Minimum: 2.10
Maximum: 100.00
Weighted Average: 41.61

TOP

-------------------------------------------------------------------------------

37. FRONT RATIO




                                                                  % OF                                      WTD
                                    NUMBER         TOTAL          TOTAL       AVG        WTD       WTD      AVG
              FRONT                   OF          CURRENT        CURRENT    CURRENT      AVG       AVG      MAX
              RATIO                 LOANS         BALANCE        BALANCE    BALANCE     COUPON    MARGIN    RATE
              -----------------------------------------------------------------------------------------------------
              < = 0.00                  240     19,289,600.19        8.83     80,373     10.816    6.134    16.82
              -----------------------------------------------------------------------------------------------------
              0.01 - 5.00                21        774,004.48        0.35     36,857     11.983    6.471    17.98
              -----------------------------------------------------------------------------------------------------
              5.01 - 10.00               92      5,114,188.44        2.34     55,589     11.051    6.161    17.05
              -----------------------------------------------------------------------------------------------------
              10.01 - 15.00             193     14,303,973.28        6.55     74,114      10.61    6.198    16.61
              -----------------------------------------------------------------------------------------------------
              15.01 - 20.00             278     26,154,526.88       11.97     94,081      10.57    6.246    16.57
              -----------------------------------------------------------------------------------------------------
              20.01 - 25.00             336     34,856,075.73       15.95    103,738     10.687     6.33    16.69
              -----------------------------------------------------------------------------------------------------
              25.01 - 30.00             281     30,512,029.88       13.96    108,584     10.608    6.293    16.62
              -----------------------------------------------------------------------------------------------------
              30.01 - 35.00             229     28,632,045.69        13.1    125,031     10.738    6.299    16.74
              -----------------------------------------------------------------------------------------------------
              35.01 - 40.00             120     14,038,108.98        6.42    116,984     10.785     6.31    16.79
              -----------------------------------------------------------------------------------------------------
              40.01 - 45.00              70      9,642,259.10        4.41    137,747     10.326    6.116    16.33
              -----------------------------------------------------------------------------------------------------
              45.01 - 50.00              43      6,743,643.71        3.09    156,829     10.149    6.091    16.15
              -----------------------------------------------------------------------------------------------------
              50.01 - 55.00              22      2,785,505.87        1.27    126,614     10.291    5.985    16.29
              -----------------------------------------------------------------------------------------------------
              55.01 - 60.00               4        354,618.78        0.16     88,655     11.181    6.036    17.18
              -----------------------------------------------------------------------------------------------------
              60.01 - 65.00               5        566,305.54        0.26    113,261     11.419    6.336    17.42
              -----------------------------------------------------------------------------------------------------
              65.01 - 70.00               6        912,220.00        0.42    152,037     10.207    6.136    16.21
              -----------------------------------------------------------------------------------------------------
              70.01 - 75.00               7        712,839.30        0.33    101,834      9.694    5.804    15.69
              -----------------------------------------------------------------------------------------------------
              75.01 - 80.00               2        524,700.00        0.24    262,350      9.505    6.114    15.51
              -----------------------------------------------------------------------------------------------------
              80.01 - 85.00               3        347,164.17        0.16    115,721     12.006    6.266    18.01
              -----------------------------------------------------------------------------------------------------
              85.01 - 90.00               2        447,391.59         0.2    223,696      9.281    5.631    15.28
              -----------------------------------------------------------------------------------------------------
              90.01 - 95.00               1        104,465.10        0.05    104,465       11.3     6.25     17.3
              -----------------------------------------------------------------------------------------------------
              95.01 - 100.00              5        784,286.03        0.36    156,857     10.677    5.976    16.68
              -----------------------------------------------------------------------------------------------------
              100.01 >=                 125     20,918,351.13        9.57    167,347     10.513    6.119    16.52
              -----------------------------------------------------------------------------------------------------
              TOTAL:                  2,085    218,518,303.87         100    104,805     10.634    6.232    16.64
              -----------------------------------------------------------------------------------------------------

                                                                                     WTD         WTD
                                                                                     AVG         AVG
                                    WTD             WTD                             COMB        COMB
                                    AVG    WTD      AVG             WTD    WTD      ORIG        ORIG
                                    MOS    AVG     STATED    WTD    AVG    AVG       LTV         LTV
              FRONT                 TO    ORIG     REMAIN    AVG   ORIG    CURR   EXCLUDES    INCLUDES
              RATIO                ROLL   TERM      TERM     AGE    LTV    LTV    JR LIENS    JR LIENS
              -----------------------------------------------------------------------------------------
              < = 0.00               30   359.3      358.5   0.8    77.3   77.2      77.28      78.11
              -----------------------------------------------------------------------------------------
              0.01 - 5.00            33   348.4      347.8   0.6    67.6   67.5      67.56      67.55
              -----------------------------------------------------------------------------------------
              5.01 - 10.00           34   356.7      356.1   0.6    72.1     72      72.21      72.57
              -----------------------------------------------------------------------------------------
              10.01 - 15.00          33     359      358.2   0.8    77.8   77.7      77.82      78.32
              -----------------------------------------------------------------------------------------
              15.01 - 20.00          32   358.6      357.8   0.8      79   78.9      79.02      79.58
              -----------------------------------------------------------------------------------------
              20.01 - 25.00          32   357.9      357.1   0.8    79.7   79.7      79.76      80.31
              -----------------------------------------------------------------------------------------
              25.01 - 30.00          31   356.7      355.9   0.8    79.8   79.8      79.88      80.51
              -----------------------------------------------------------------------------------------
              30.01 - 35.00          32   359.7      358.9   0.8      79     79      79.04      79.43
              -----------------------------------------------------------------------------------------
              35.01 - 40.00          30     360      359.1   0.9    79.3   79.2      79.31      79.69
              -----------------------------------------------------------------------------------------
              40.01 - 45.00          29     360      359.2   0.8    78.6   78.5       78.6      78.72
              -----------------------------------------------------------------------------------------
              45.01 - 50.00          28   356.8      356.1   0.7    76.8   76.8      76.89      76.83
              -----------------------------------------------------------------------------------------
              50.01 - 55.00          29     360      358.5   1.5    77.6   77.3       77.6      77.56
              -----------------------------------------------------------------------------------------
              55.01 - 60.00          35     360      359.3   0.7      79     79      79.04      80.39
              -----------------------------------------------------------------------------------------
              60.01 - 65.00          35     360      358.6   1.4    87.3     86      87.34      87.81
              -----------------------------------------------------------------------------------------
              65.01 - 70.00          26     360        360     0    80.1   80.1      80.05       80.4
              -----------------------------------------------------------------------------------------
              70.01 - 75.00          32     360      359.8   0.2    70.4   70.4      70.47      70.48
              -----------------------------------------------------------------------------------------
              75.01 - 80.00          31     360        360     0    79.3   79.3      79.35      79.31
              -----------------------------------------------------------------------------------------
              80.01 - 85.00          34     360      358.3   1.7    77.1   77.1      77.12       77.1
              -----------------------------------------------------------------------------------------
              85.01 - 90.00          30     360      359.5   0.5    69.4   69.4      69.41      69.39
              -----------------------------------------------------------------------------------------
              90.01 - 95.00          35     360        359     1      95     95         95         95
              -----------------------------------------------------------------------------------------
              95.01 - 100.00         35     360      359.3   0.7    71.5   71.4      71.47      71.45
              -----------------------------------------------------------------------------------------
              100.01 >=              29     360        359     1    78.3   78.2      78.26       78.6
              -----------------------------------------------------------------------------------------
              TOTAL:                 31   358.7      357.8   0.8    78.6   78.5      78.63       79.1
              -----------------------------------------------------------------------------------------


Minimum: 0.88
Maximum: 453.63
Weighted Average: 49.88

TOP

-------------------------------------------------------------------------------

38. FICO SCORE




                                                                  % OF
                                    NUMBER         TOTAL          TOTAL       AVG        WTD       WTD
              FICO                    OF          CURRENT        CURRENT    CURRENT      AVG       AVG
              SCORE                 LOANS         BALANCE        BALANCE    BALANCE     COUPON    MARGIN
              -------------------------------------------------------------------------------------------
              < = 0                     12      1,078,831.89        0.49     89,903     10.527     5.76
              -------------------------------------------------------------------------------------------
              1 - 540                  373     34,096,108.81        15.6     91,410     11.659    6.912
              -------------------------------------------------------------------------------------------
              541 - 580                683     70,641,045.34       32.33    103,428     10.792     6.34
              -------------------------------------------------------------------------------------------
              581 - 620                567     62,302,431.16       28.51    109,881     10.404    6.123
              -------------------------------------------------------------------------------------------
              621 - 660                321     35,925,280.79       16.44    111,917     10.002    5.825
              -------------------------------------------------------------------------------------------
              661 - 700                 99     10,798,053.79        4.94    109,071      9.976    5.667
              -------------------------------------------------------------------------------------------
              701 - 740                 22      2,839,348.94         1.3    129,061     10.047    5.377
              -------------------------------------------------------------------------------------------
              741 - 780                  7        810,083.15        0.37    115,726     10.482    5.821
              -------------------------------------------------------------------------------------------
              781 - 820                  1         27,120.00        0.01     27,120       10.4     4.75
              -------------------------------------------------------------------------------------------
              TOTAL:                 2,085    218,518,303.87         100    104,805     10.634    6.232
              -------------------------------------------------------------------------------------------

                                                                                         WTD         WTD
                                                                                         AVG         AVG
                                        WTD             WTD                             COMB        COMB
                                WTD     AVG    WTD      AVG             WTD    WTD      ORIG        ORIG
                                AVG     MOS    AVG     STATED    WTD    AVG    AVG       LTV         LTV
              FICO              MAX     TO    ORIG     REMAIN    AVG   ORIG    CURR   EXCLUDES    INCLUDES
              SCORE             RATE   ROLL   TERM      TERM     AGE    LTV    LTV    JR LIENS    JR LIENS
              --------------------------------------------------------------------------------------------
              < = 0            16.53    34     360        359     1    73.8   73.8       73.85       73.86
              --------------------------------------------------------------------------------------------
              1 - 540          17.67    32   358.2      357.5   0.7      72     72       72.09       72.42
              --------------------------------------------------------------------------------------------
              541 - 580         16.8    31   358.3      357.4   0.9    77.7   77.6       77.72       78.14
              --------------------------------------------------------------------------------------------
              581 - 620        16.41    31   358.5      357.7   0.8    81.7   81.6       81.72       82.16
              --------------------------------------------------------------------------------------------
              621 - 660        16.01    30   359.6      358.7     1    81.1     81       81.09       81.67
              --------------------------------------------------------------------------------------------
              661 - 700        15.98    29     360      359.3   0.7      80     80          80       80.84
              --------------------------------------------------------------------------------------------
              701 - 740        16.05    30     360      359.1   0.9    77.8   77.7       77.87       79.24
              --------------------------------------------------------------------------------------------
              741 - 780        16.48    32     360      359.3   0.7    77.1   77.1       77.12       78.13
              --------------------------------------------------------------------------------------------
              781 - 820         16.4    36     360        360     0      80     80          80          80
              --------------------------------------------------------------------------------------------
              TOTAL:           16.64    31   358.7      357.8   0.8    78.6   78.5       78.63        79.1
              --------------------------------------------------------------------------------------------


Minimum: 70
Maximum: 783
Weighted Average: 586.7

TOP

-------------------------------------------------------------------------------

39. PREPAYMENT PENALTY

                                                                                 % OF
                                                     NUMBER         TOTAL        TOTAL       AVG        WTD       WTD
                                                       OF          CURRENT      CURRENT    CURRENT      AVG       AVG
              PREPAYMENT PENALTY                     LOANS         BALANCE      BALANCE    BALANCE     COUPON    MARGIN
              ----------------------------------------------------------------------------------------------------------
              No Prepayment Penalty                     411     41,750,658.94     19.11    101,583      11.21    6.287
              ----------------------------------------------------------------------------------------------------------
              1 yr - 6 mo int->20% balance                3        676,585.43      0.31    225,528       9.74    5.977
              ----------------------------------------------------------------------------------------------------------
              2 yr - 1% unpaid prin/orig balance          9        725,714.53      0.33     80,635     11.064    6.315
              ----------------------------------------------------------------------------------------------------------
              2 yr - 6 mo int->20% balance              320     48,479,987.98     22.19    151,500      9.876    5.995
              ----------------------------------------------------------------------------------------------------------
              2 yr - 6 mo int                            17      1,853,245.55      0.85    109,014     11.306    6.045
              ----------------------------------------------------------------------------------------------------------
              3 yr - 1% balance                         103      7,221,882.44       3.3     70,115     11.349    6.286
              ----------------------------------------------------------------------------------------------------------
              3 yr - 2% balance                          35      2,365,356.61      1.08     67,582     11.749    6.184
              ----------------------------------------------------------------------------------------------------------
              3 yr - 3 mo int                             1        156,804.55      0.07    156,805       8.48    3.355
              ----------------------------------------------------------------------------------------------------------
              3 yr - 6 mo int                           465     43,632,999.18     19.97     93,834     10.759    6.489
              ----------------------------------------------------------------------------------------------------------
              3 yr - 6 mo int->20% balance              487     49,588,653.42     22.69    101,825      10.69    6.125
              ----------------------------------------------------------------------------------------------------------
              3.5 yr - 6 mo int->20% balance              1         73,800.00      0.03     73,800       11.3      6.5
              ----------------------------------------------------------------------------------------------------------
              5 yr - 2% balance                          15        849,054.84      0.39     56,604     12.097    6.857
              ----------------------------------------------------------------------------------------------------------
              5 yr - 4.8% balance                         1         66,000.00      0.03     66,000     13.525    7.375
              ----------------------------------------------------------------------------------------------------------
              5 yr - 6 mo int->20% balance               94     10,594,008.40      4.85    112,702      9.878    6.123
              ----------------------------------------------------------------------------------------------------------
              5 yr - 6 mo int                           123     10,483,552.00       4.8     85,232     10.884    6.657
              ----------------------------------------------------------------------------------------------------------
              TOTAL:                                  2,085    218,518,303.87       100    104,805     10.634    6.232
              ----------------------------------------------------------------------------------------------------------

                                                                                                              WTD         WTD
                                                                                                              AVG         AVG
                                                             WTD             WTD                             COMB        COMB
                                                     WTD     AVG    WTD      AVG             WTD    WTD      ORIG        ORIG
                                                     AVG     MOS    AVG     STATED    WTD    AVG    AVG       LTV         LTV
                                                     MAX     TO    ORIG     REMAIN    AVG   ORIG    CURR   EXCLUDES    INCLUDES
              PREPAYMENT PENALTY                     RATE   ROLL   TERM      TERM     AGE    LTV    LTV    JR LIENS    JR LIENS
              ------------------------------------------------------------------------------------------------------------------
              No Prepayment Penalty                 17.21    31   357.8        357   0.7    78.1     78       78.12       78.68
              ------------------------------------------------------------------------------------------------------------------
              1 yr - 6 mo int->20% balance          15.74    27     360      358.7   1.3    78.3   78.3       78.33       78.33
              ------------------------------------------------------------------------------------------------------------------
              2 yr - 1% unpaid prin/orig balance    17.21    24     360      359.5   0.5    72.9   72.9       72.89       72.86
              ------------------------------------------------------------------------------------------------------------------
              2 yr - 6 mo int->20% balance          15.88    23   359.5      358.8   0.7    79.5   79.4       79.47       79.86
              ------------------------------------------------------------------------------------------------------------------
              2 yr - 6 mo int                       17.31    25     360        359     1    79.1   79.1       79.12       79.48
              ------------------------------------------------------------------------------------------------------------------
              3 yr - 1% balance                     17.35    33   357.7      356.9   0.7    79.8   79.7       79.84       80.37
              ------------------------------------------------------------------------------------------------------------------
              3 yr - 2% balance                     17.75    35     360      358.9   1.1    78.5   78.5       78.54       79.91
              ------------------------------------------------------------------------------------------------------------------
              3 yr - 3 mo int                       14.48    34     360        358     2    78.1     78          79       78.06
              ------------------------------------------------------------------------------------------------------------------
              3 yr - 6 mo int                       16.76    35   358.5      357.8   0.7    76.3   76.2       76.36       76.67
              ------------------------------------------------------------------------------------------------------------------
              3 yr - 6 mo int->20% balance          16.69    35   358.1        357   1.1    80.9   80.8       80.91       81.66
              ------------------------------------------------------------------------------------------------------------------
              3.5 yr - 6 mo int->20% balance         17.3    25     360        360     0      90     90          90          95
              ------------------------------------------------------------------------------------------------------------------
              5 yr - 2% balance                      18.1    33     360      359.1   0.9    77.6   77.6       77.61       79.46
              ------------------------------------------------------------------------------------------------------------------
              5 yr - 4.8% balance                   19.53    37     360        360     0    54.1   54.1          54        54.1
              ------------------------------------------------------------------------------------------------------------------
              5 yr - 6 mo int->20% balance           15.9    27     360      359.2   0.8    77.9   77.8       77.96       77.94
              ------------------------------------------------------------------------------------------------------------------
              5 yr - 6 mo int                       16.88    34     360      359.2   0.8    75.7   75.7       75.82       75.86
              ------------------------------------------------------------------------------------------------------------------
              TOTAL:                                16.64    31   358.7      357.8   0.8    78.6   78.5       78.63        79.1
              ------------------------------------------------------------------------------------------------------------------

TOP

-------------------------------------------------------------------------------

40. PREPAYMENT TAPE




                                                                    % OF
                                      NUMBER         TOTAL          TOTAL       AVG        WTD       WTD
                                        OF          CURRENT        CURRENT    CURRENT      AVG       AVG
              PREPAYMENT TAPE         LOANS         BALANCE        BALANCE    BALANCE     COUPON    MARGIN
              ---------------------------------------------------------------------------------------------
                                           3        226,250.00         0.1     75,417     11.982    7.133
              ---------------------------------------------------------------------------------------------
              N                          222     23,897,111.52       10.94    107,645     11.458    6.341
              ---------------------------------------------------------------------------------------------
              Y N 0 00 00 00 N 12         11      1,337,204.32        0.61    121,564      10.85    6.035
              ---------------------------------------------------------------------------------------------
              Y N 0 00 00 00 N 24         21      2,092,469.55        0.96     99,641     10.679    6.104
              ---------------------------------------------------------------------------------------------
              Y N 0 00 00 00 N 36         77      6,822,787.26        3.12     88,608      11.03     6.09
              ---------------------------------------------------------------------------------------------
              Y N 0 00 00 00 N 42         54      5,534,501.85        2.53    102,491     10.561    6.319
              ---------------------------------------------------------------------------------------------
              Y N 0 00 00 00 N 60         15      1,146,314.28        0.52     76,421     11.094    6.586
              ---------------------------------------------------------------------------------------------
              Y N 0 20 00 00 N 24          1        108,600.87        0.05    108,601        9.9        6
              ---------------------------------------------------------------------------------------------
              Y N 1 00 00 00 N 36          7        585,419.29        0.27     83,631     12.213    6.456
              ---------------------------------------------------------------------------------------------
              Y N 1 00 06 00 N 36          1         20,980.82        0.01     20,981      9.875    5.875
              ---------------------------------------------------------------------------------------------
              Y Y 0 00 00 01 N 36         40      2,518,751.32        1.15     62,969     11.435    6.111
              ---------------------------------------------------------------------------------------------
              Y Y 0 00 00 02 N 60          1         43,840.00        0.02     43,840       12.5    7.375
              ---------------------------------------------------------------------------------------------
              Y Y 0 00 06 00 N 36          1        101,869.76        0.05    101,870     11.571     6.75
              ---------------------------------------------------------------------------------------------
              Y Y 0 00 06 00 N 60          1         62,300.00        0.03     62,300          9    6.125
              ---------------------------------------------------------------------------------------------
              Y Y 0 20 00 06 N 60          1         66,000.00        0.03     66,000     13.525    7.375
              ---------------------------------------------------------------------------------------------
              Y Y 0 20 06 00 N 12          3        676,585.43        0.31    225,528       9.74    5.977
              ---------------------------------------------------------------------------------------------
              Y Y 0 20 06 00 N 24        319     48,408,825.85       22.15    151,752      9.873    5.995
              ---------------------------------------------------------------------------------------------
              Y Y 0 20 06 00 N 36        485     49,359,153.42       22.59    101,771     10.691    6.124
              ---------------------------------------------------------------------------------------------
              Y Y 0 20 06 00 N 42          1         73,800.00        0.03     73,800       11.3      6.5
              ---------------------------------------------------------------------------------------------
              Y Y 0 20 06 00 N 60         93     10,437,008.40        4.78    112,226      9.891     6.17
              ---------------------------------------------------------------------------------------------
              Y Y 1 00 00 01 N 24          9        725,714.53        0.33     80,635     11.064    6.315
              ---------------------------------------------------------------------------------------------
              Y Y 1 00 00 01 N 36         63      4,703,131.12        2.15     74,653     11.304     6.38
              ---------------------------------------------------------------------------------------------
              Y Y 1 00 00 02 N 36         35      2,365,356.61        1.08     67,582     11.749    6.184
              ---------------------------------------------------------------------------------------------
              Y Y 1 00 00 02 N 60         14        805,214.84        0.37     57,515     12.075    6.829
              ---------------------------------------------------------------------------------------------
              Y Y 1 00 03 00 N 36          1        156,804.55        0.07    156,805       8.48    3.355
              ---------------------------------------------------------------------------------------------
              Y Y 1 00 06 00 N 24         17      1,853,245.55        0.85    109,014     11.306    6.045
              ---------------------------------------------------------------------------------------------
              Y Y 1 00 06 00 N 36        463     43,510,148.60       19.91     93,974     10.757    6.489
              ---------------------------------------------------------------------------------------------
              Y Y 1 00 06 00 N 60        122     10,421,252.00        4.77     85,420     10.895     6.66
              ---------------------------------------------------------------------------------------------
              Y Y 1 20 06 00 N 24          1         71,162.13        0.03     71,162      11.73      6.4
              ---------------------------------------------------------------------------------------------
              Y Y 1 20 06 00 N 36          2        229,500.00        0.11    114,750     10.576    6.444
              ---------------------------------------------------------------------------------------------
              Y Y 1 20 06 00 N 60          1        157,000.00        0.07    157,000          9    2.943
              ---------------------------------------------------------------------------------------------
              TOTAL:                   2,085    218,518,303.87         100    104,805     10.634    6.232
              ---------------------------------------------------------------------------------------------

                                                                                                WTD         WTD
                                                                                                AVG         AVG
                                               WTD             WTD                             COMB        COMB
                                       WTD     AVG    WTD      AVG             WTD    WTD      ORIG        ORIG
                                       AVG     MOS    AVG     STATED    WTD    AVG    AVG       LTV         LTV
                                       MAX     TO    ORIG     REMAIN    AVG   ORIG    CURR   EXCLUDES    INCLUDES
              PREPAYMENT TAPE          RATE   ROLL   TERM      TERM     AGE    LTV    LTV    JR LIENS    JR LIENS
              ----------------------------------------------------------------------------------------------------
                                      17.98    37     360        360     0    67.2   67.2       67.17       67.16
              ----------------------------------------------------------------------------------------------------
              N                       17.46    32   358.2      357.4   0.8      78     78       78.08       78.48
              ----------------------------------------------------------------------------------------------------
              Y N 0 00 00 00 N 12     16.85    35     360      359.8   0.2    75.3   75.3       75.36       75.34
              ----------------------------------------------------------------------------------------------------
              Y N 0 00 00 00 N 24     16.68    24     360      359.7   0.3    80.2   80.2       80.23       82.12
              ----------------------------------------------------------------------------------------------------
              Y N 0 00 00 00 N 36     17.03    35   359.5      358.8   0.7    80.1     80       80.17       81.04
              ----------------------------------------------------------------------------------------------------
              Y N 0 00 00 00 N 42     16.56    28   351.5      350.8   0.7    76.4   76.2       76.49       76.77
              ----------------------------------------------------------------------------------------------------
              Y N 0 00 00 00 N 60     17.09    28     360      358.9   1.1    71.3   71.3       71.46       73.22
              ----------------------------------------------------------------------------------------------------
              Y N 0 20 00 00 N 24      15.9    20     360        356     4      80   79.9          80          80
              ----------------------------------------------------------------------------------------------------
              Y N 1 00 00 00 N 36     18.21    35     360      359.1   0.9    86.9   86.8       86.85       87.66
              ----------------------------------------------------------------------------------------------------
              Y N 1 00 06 00 N 36     15.88    34     360        358     2    38.2   38.2          39       38.18
              ----------------------------------------------------------------------------------------------------
              Y Y 0 00 00 01 N 36     17.44    35     360      359.2   0.8    81.5   81.5       81.55       82.69
              ----------------------------------------------------------------------------------------------------
              Y Y 0 00 00 02 N 60      18.5    36     360        360     0    79.7   79.7        79.7       79.71
              ----------------------------------------------------------------------------------------------------
              Y Y 0 00 06 00 N 36     17.57    32     360        356     4    83.6   83.5          84       83.61
              ----------------------------------------------------------------------------------------------------
              Y Y 0 00 06 00 N 60        15    35     360        359     1      70     70          70          70
              ----------------------------------------------------------------------------------------------------
              Y Y 0 20 00 06 N 60     19.53    37     360        360     0    54.1   54.1          54        54.1
              ----------------------------------------------------------------------------------------------------
              Y Y 0 20 06 00 N 12     15.74    27     360      358.7   1.3    78.3   78.3       78.33       78.33
              ----------------------------------------------------------------------------------------------------
              Y Y 0 20 06 00 N 24     15.88    23   359.5      358.8   0.7    79.5   79.4       79.48       79.86
              ----------------------------------------------------------------------------------------------------
              Y Y 0 20 06 00 N 36     16.69    35   358.1      356.9   1.2    80.9   80.8       80.89       81.65
              ----------------------------------------------------------------------------------------------------
              Y Y 0 20 06 00 N 42      17.3    25     360        360     0      90     90          90          95
              ----------------------------------------------------------------------------------------------------
              Y Y 0 20 06 00 N 60     15.91    27     360      359.1   0.9      78   77.9       78.03       78.02
              ----------------------------------------------------------------------------------------------------
              Y Y 1 00 00 01 N 24     17.21    24     360      359.5   0.5    72.9   72.9       72.89       72.86
              ----------------------------------------------------------------------------------------------------
              Y Y 1 00 00 01 N 36      17.3    31   356.4      355.8   0.7    78.9   78.7       78.92       79.13
              ----------------------------------------------------------------------------------------------------
              Y Y 1 00 00 02 N 36     17.75    35     360      358.9   1.1    78.5   78.5       78.54       79.91
              ----------------------------------------------------------------------------------------------------
              Y Y 1 00 00 02 N 60     18.08    33     360      359.1   0.9    77.5   77.5       77.49       79.44
              ----------------------------------------------------------------------------------------------------
              Y Y 1 00 03 00 N 36     14.48    34     360        358     2    78.1     78          79       78.06
              ----------------------------------------------------------------------------------------------------
              Y Y 1 00 06 00 N 24     17.31    25     360        359     1    79.1   79.1       79.12       79.48
              ----------------------------------------------------------------------------------------------------
              Y Y 1 00 06 00 N 36     16.76    35   358.5      357.8   0.7    76.3   76.2       76.36       76.67
              ----------------------------------------------------------------------------------------------------
              Y Y 1 00 06 00 N 60      16.9    34     360      359.2   0.8    75.8   75.8       75.85       75.89
              ----------------------------------------------------------------------------------------------------
              Y Y 1 20 06 00 N 24     17.73    20     360        356     4      75   74.9          75          75
              ----------------------------------------------------------------------------------------------------
              Y Y 1 20 06 00 N 36     16.58    36     360        360     0    84.3   84.3       84.26       84.26
              ----------------------------------------------------------------------------------------------------
              Y Y 1 20 06 00 N 60        15    37     360        360     0      73     73          73       73.02
              ----------------------------------------------------------------------------------------------------
              TOTAL:                  16.64    31   358.7      357.8   0.8    78.6   78.5       78.63        79.1
              ----------------------------------------------------------------------------------------------------

TOP

-------------------------------------------------------------------------------

41. ASSUMABLE

                                                                  % OF
                                    NUMBER         TOTAL          TOTAL       AVG        WTD       WTD
                                      OF          CURRENT        CURRENT    CURRENT      AVG       AVG
              ASSUMABLE             LOANS         BALANCE        BALANCE    BALANCE     COUPON    MARGIN
              --------------------------------------------------------------------------------------------
              Assumable              1,455    159,238,450.40       72.87    109,442     10.563    6.102
              --------------------------------------------------------------------------------------------
              Non-Assumable            630     59,279,853.47       27.13     94,095     10.826    6.582
              --------------------------------------------------------------------------------------------
              TOTAL:                 2,085    218,518,303.87         100    104,805     10.634    6.232
              --------------------------------------------------------------------------------------------
                                                                                             WTD         WTD
                                                                                             AVG         AVG
                                            WTD             WTD                             COMB        COMB
                                    WTD     AVG    WTD      AVG             WTD    WTD      ORIG        ORIG
                                    AVG     MOS    AVG     STATED    WTD    AVG    AVG       LTV         LTV
                                    MAX     TO    ORIG     REMAIN    AVG   ORIG    CURR   EXCLUDES    INCLUDES
              ASSUMABLE             RATE   ROLL   TERM      TERM     AGE    LTV    LTV    JR LIENS    JR LIENS
              --------------------------------------------------------------------------------------------------
              Assumable            16.57    30   358.8        358    0.8   80.4   80.3     80.42       81.06
              --------------------------------------------------------------------------------------------------
              Non-Assumable        16.83    35   358.2      357.3    0.9   73.7   73.7     73.82       73.84
              --------------------------------------------------------------------------------------------------
              TOTAL:               16.64    31   358.7      357.8    0.8   78.6   78.5     78.63        79.1
              --------------------------------------------------------------------------------------------------

TOP

-------------------------------------------------------------------------------

42. PRODUCT




                                                                  % OF
                                    NUMBER         TOTAL          TOTAL       AVG        WTD       WTD
                                      OF          CURRENT        CURRENT    CURRENT      AVG       AVG
              PRODUCT               LOANS         BALANCE        BALANCE    BALANCE     COUPON    MARGIN
              -----------------------------------------------------------------------------------------------
              ARM - 6 Month              1        103,944.65        0.05    103,945      9.125    5.594
              -----------------------------------------------------------------------------------------------
              ARM - 2 Year/6 Month     576     76,125,787.51       34.84    132,163     10.134    6.066
              -----------------------------------------------------------------------------------------------
              ARM - 3 Year/6 Month   1,508    142,288,571.71       65.12     94,356     10.903    6.322
              -----------------------------------------------------------------------------------------------
              TOTAL:                 2,085    218,518,303.87         100    104,805     10.634    6.232
              -----------------------------------------------------------------------------------------------

                                                                                              WTD         WTD
                                                                                              AVG         AVG
                                             WTD             WTD                             COMB        COMB
                                     WTD     AVG    WTD      AVG             WTD    WTD      ORIG        ORIG
                                     AVG     MOS    AVG     STATED    WTD    AVG    AVG       LTV         LTV
                                     MAX     TO    ORIG     REMAIN    AVG   ORIG    CURR   EXCLUDES    INCLUDES
              PRODUCT                RATE   ROLL   TERM      TERM     AGE    LTV    LTV    JR LIENS    JR LIENS
              ----------------------------------------------------------------------------------------------------
              ARM - 6 Month         15.13     5     360        359      1    41.8   41.8        42       41.77
              ----------------------------------------------------------------------------------------------------
              ARM - 2 Year/6 Month  16.14    23   359.7      358.9    0.8    79.9   79.8     79.88       80.26
              ----------------------------------------------------------------------------------------------------
              ARM - 3 Year/6 Month   16.9    35   358.1      357.2    0.9    77.9   77.9     77.99       78.51
              ----------------------------------------------------------------------------------------------------
              TOTAL:                16.64    31   358.7      357.8    0.8    78.6   78.5     78.63        79.1
              ----------------------------------------------------------------------------------------------------



TOP

-------------------------------------------------------------------------------

43. INDEX TYPE




                                                                  % OF
                                    NUMBER         TOTAL          TOTAL       AVG        WTD       WTD
                                      OF          CURRENT        CURRENT    CURRENT      AVG       AVG
              INDEX TYPE            LOANS         BALANCE        BALANCE    BALANCE     COUPON    MARGIN
              ---------------------------------------------------------------------------------------------
              Libor - 6 Month       2,085     218,518,303.87         100    104,805     10.634    6.232
              ---------------------------------------------------------------------------------------------
              TOTAL:                2,085     218,518,303.87         100    104,805     10.634    6.232
              ---------------------------------------------------------------------------------------------

                                                                                             WTD         WTD
                                                                                             AVG         AVG
                                            WTD             WTD                             COMB        COMB
                                    WTD     AVG    WTD      AVG             WTD    WTD      ORIG        ORIG
                                    AVG     MOS    AVG     STATED    WTD    AVG    AVG       LTV         LTV
                                    MAX     TO    ORIG     REMAIN    AVG   ORIG    CURR   EXCLUDES    INCLUDES
              INDEX TYPE            RATE   ROLL   TERM      TERM     AGE    LTV    LTV    JR LIENS    JR LIENS
              --------------------------------------------------------------------------------------------------
              Libor - 6 Month      16.64    31   358.7      357.8    0.8    78.6   78.5     78.63        79.1
              --------------------------------------------------------------------------------------------------
              TOTAL:               16.64    31   358.7      357.8    0.8    78.6   78.5     78.63        79.1
              --------------------------------------------------------------------------------------------------


TOP

-------------------------------------------------------------------------------

44. MARGIN (%)




                                                                  % OF
                                    NUMBER         TOTAL          TOTAL       AVG        WTD       WTD
                                      OF          CURRENT        CURRENT    CURRENT      AVG       AVG
              MARGIN (%)            LOANS         BALANCE        BALANCE    BALANCE     COUPON    MARGIN
              --------------------------------------------------------------------------------------------
              < = 4.000                 25      2,397,840.08         1.1     95,914      9.942    3.535
              --------------------------------------------------------------------------------------------
              4.001 - 4.500             15      1,719,254.99        0.79    114,617      9.476    4.385
              --------------------------------------------------------------------------------------------
              4.501 - 5.000             56      4,963,556.20        2.27     88,635      9.919    4.875
              --------------------------------------------------------------------------------------------
              5.001 - 5.500            228     24,562,309.16       11.24    107,729      9.844    5.342
              --------------------------------------------------------------------------------------------
              5.501 - 6.000            429     45,261,228.18       20.71    105,504     10.187     5.85
              --------------------------------------------------------------------------------------------
              6.001 - 6.500            780     90,861,256.33       41.58    116,489      10.54    6.318
              --------------------------------------------------------------------------------------------
              6.501 - 7.000            286     27,042,720.69       12.38     94,555     11.155     6.83
              --------------------------------------------------------------------------------------------
              7.001 - 7.500            147     11,325,405.18        5.18     77,044     12.266    7.355
              --------------------------------------------------------------------------------------------
              7.501 - 8.000             74      6,699,305.52        3.07     90,531     12.452    7.811
              --------------------------------------------------------------------------------------------
              8.001 >=                  45      3,685,427.54        1.69     81,898     13.525     8.48
              --------------------------------------------------------------------------------------------
              TOTAL:                 2,085    218,518,303.87         100    104,805     10.634    6.232
              --------------------------------------------------------------------------------------------

                                                                                             WTD         WTD
                                                                                             AVG         AVG
                                            WTD             WTD                             COMB        COMB
                                    WTD     AVG    WTD      AVG             WTD    WTD      ORIG        ORIG
                                    AVG     MOS    AVG     STATED    WTD    AVG    AVG       LTV         LTV
                                    MAX     TO    ORIG     REMAIN    AVG   ORIG    CURR   EXCLUDES    INCLUDES
              MARGIN (%)            RATE   ROLL   TERM      TERM     AGE    LTV    LTV    JR LIENS    JR LIENS
              ------------------------------------------------------------------------------------------------
              < = 4.000            15.94    35     360      359.6    0.4    74.7   74.7     74.88       74.72
              ------------------------------------------------------------------------------------------------
              4.001 - 4.500        15.48    27     360      358.6    1.4    68.4   67.6      68.5       68.52
              ------------------------------------------------------------------------------------------------
              4.501 - 5.000        15.95    31     360      358.5    1.5    70.7   70.6     70.67       71.29
              ------------------------------------------------------------------------------------------------
              5.001 - 5.500        15.84    29   357.4      356.6    0.8    73.5   73.4     73.51       74.71
              ------------------------------------------------------------------------------------------------
              5.501 - 6.000        16.19    31     359      358.1    0.9    76.1     76     76.12       76.63
              ------------------------------------------------------------------------------------------------
              6.001 - 6.500        16.54    30   359.4      358.6    0.8      84   83.9     83.99        84.3
              ------------------------------------------------------------------------------------------------
              6.501 - 7.000        17.16    33   355.8      354.9    0.9    77.5   77.5     77.58       77.96
              ------------------------------------------------------------------------------------------------
              7.001 - 7.500        18.27    34   358.7        358    0.6    73.6   73.6     73.71       74.39
              ------------------------------------------------------------------------------------------------
              7.501 - 8.000        18.47    34     360      359.2    0.8    71.7   71.7     71.82       71.96
              ------------------------------------------------------------------------------------------------
              8.001 >=             19.53    34     360      359.4    0.6    64.4   64.4     64.54       64.68
              ------------------------------------------------------------------------------------------------
              TOTAL:               16.64    31   358.7      357.8    0.8    78.6   78.5     78.63        79.1
              ------------------------------------------------------------------------------------------------

Minimum: 2.9430
Maximum: 9.7500
Weighted Average: 6.2322

TOP

-------------------------------------------------------------------------------

45. INITIAL PERIODIC CAP (%)

                                                                  % OF
                                    NUMBER         TOTAL          TOTAL       AVG        WTD       WTD
                                      OF          CURRENT        CURRENT    CURRENT      AVG       AVG
              INITIAL PERIODIC      LOANS         BALANCE        BALANCE    BALANCE     COUPON    MARGIN
              CAP (%)
-----------------------------------------------------------------------------------------------------------
              1.000                        6        662,193.08         0.3    110,366     10.744    5.927
-----------------------------------------------------------------------------------------------------------
              2.000                       10      1,605,419.49        0.73    160,542      9.429    6.079
-----------------------------------------------------------------------------------------------------------
              3.000                    2,069    216,250,691.30       98.96    104,519     10.643    6.234
-----------------------------------------------------------------------------------------------------------
              TOTAL:                   2,085    218,518,303.87         100    104,805     10.634    6.232
-----------------------------------------------------------------------------------------------------------


                                                                                             WTD         WTD
                                                                                             AVG         AVG
                                            WTD             WTD                             COMB        COMB
                                    WTD     AVG    WTD      AVG             WTD    WTD      ORIG        ORIG
                                    AVG     MOS    AVG     STATED    WTD    AVG    AVG       LTV         LTV
                                    MAX     TO    ORIG     REMAIN    AVG   ORIG    CURR   EXCLUDES    INCLUDES
              INITIAL PERIODIC      RATE   ROLL   TERM      TERM     AGE    LTV    LTV    JR LIENS    JR LIENS
              CAP (%)
---------------------------------------------------------------------------------------------------------------
              1.000                  16.74    35     360      358.7   1.3    74.7   74.7     74.7       75.06
---------------------------------------------------------------------------------------------------------------
              2.000                  15.53    24     360      358.4   1.6    68.7   68.6     68.8       68.74
---------------------------------------------------------------------------------------------------------------
              3.000                  16.65    31   358.6      357.8   0.8    78.7   78.6    78.72       79.19
---------------------------------------------------------------------------------------------------------------
              TOTAL:                 16.64    31   358.7      357.8   0.8    78.6   78.5    78.63        79.1
---------------------------------------------------------------------------------------------------------------

Minimum: 1.0000
Maximum: 3.0000
Weighted Average: 2.9866

TOP


--------------------------------------------------------------------------------

46. PERIODIC CAP (%)

                                                                  % OF
                                    NUMBER         TOTAL          TOTAL       AVG        WTD       WTD
                                      OF          CURRENT        CURRENT    CURRENT      AVG       AVG
              PERIODIC CAP (%)      LOANS         BALANCE        BALANCE    BALANCE     COUPON    MARGIN
---------------------------------------------------------------------------------------------------------
              1.000                  2,082    218,103,597.15     99.81      104,757     10.635    6.232
---------------------------------------------------------------------------------------------------------
              1.500                      3        414,706.72      0.19      138,236     10.373    6.409
---------------------------------------------------------------------------------------------------------
              TOTAL:                 2,085    218,518,303.87       100      104,805     10.634    6.232
---------------------------------------------------------------------------------------------------------


                                                                                             WTD         WTD
                                                                                             AVG         AVG
                                            WTD             WTD                             COMB        COMB
                                    WTD     AVG    WTD      AVG             WTD    WTD      ORIG        ORIG
                                    AVG     MOS    AVG     STATED    WTD    AVG    AVG       LTV         LTV
                                    MAX     TO    ORIG     REMAIN    AVG   ORIG    CURR   EXCLUDES    INCLUDES
              PERIODIC CAP (%)      RATE   ROLL   TERM      TERM     AGE    LTV    LTV    JR LIENS    JR LIENS
----------------------------------------------------------------------------------------------------------------
              1.000                 6.64    31   358.6     357.8     0.8    78.6   78.5    78.62       79.09
----------------------------------------------------------------------------------------------------------------
              1.500                 7.16    20     360     355.9     4.1    84.4   84.3    84.41       85.74
----------------------------------------------------------------------------------------------------------------
              TOTAL:                6.64    31   358.7     357.8     0.8    78.6   78.5    78.63        79.1
----------------------------------------------------------------------------------------------------------------

Minimum: 1.0000
Maximum: 1.5000
Weighted Average: 1.0009

TOP


--------------------------------------------------------------------------------

47. LIFETIME RATE CAP (%)

                                                                  % OF
                                    NUMBER         TOTAL          TOTAL       AVG        WTD       WTD
                                      OF          CURRENT        CURRENT    CURRENT      AVG       AVG
              LIFETIME RATE CAP     LOANS         BALANCE        BALANCE    BALANCE     COUPON    MARGIN
              (%)
---------------------------------------------------------------------------------------------------------
              6.000                 2,078    217,812,910.33       99.68     104,819     10.634    6.232
---------------------------------------------------------------------------------------------------------
              6.500                     2        181,104.30        0.08      90,552     10.531    6.613
---------------------------------------------------------------------------------------------------------
              7.000                     5        524,289.24        0.24     104,858     10.728    6.341
---------------------------------------------------------------------------------------------------------
              TOTAL:                2,085    218,518,303.87         100     104,805     10.634    6.232
---------------------------------------------------------------------------------------------------------


                                                                                              WTD         WTD
                                                                                              AVG         AVG
                                             WTD             WTD                             COMB        COMB
                                     WTD     AVG    WTD      AVG             WTD    WTD      ORIG        ORIG
                                     AVG     MOS    AVG     STATED    WTD    AVG    AVG       LTV         LTV
                                     MAX     TO    ORIG     REMAIN    AVG   ORIG    CURR   EXCLUDES    INCLUDES
              LIFETIME RATE CAP      RATE   ROLL   TERM      TERM     AGE    LTV    LTV    JR LIENS    JR LIENS
              (%)
----------------------------------------------------------------------------------------------------------------
              6.000                 16.63    31   358.6      357.8   0.8    78.6   78.5     78.64       79.11
----------------------------------------------------------------------------------------------------------------
              6.500                 17.03    21     360      357.1   2.9    77.2   77.2     77.21       80.25
----------------------------------------------------------------------------------------------------------------
              7.000                 17.73    21     360      356.7   3.3    74.2   74.1     74.18       74.18
----------------------------------------------------------------------------------------------------------------
              TOTAL:                16.64    31   358.7      357.8   0.8    78.6   78.5     78.63        79.1
----------------------------------------------------------------------------------------------------------------

Minimum: 6.0000
Maximum: 7.0000
Weighted Average: 6.0028

TOP


--------------------------------------------------------------------------------

48. MAXIMUM MORTGAGE RATES (%)

                                                                  % OF
                                    NUMBER         TOTAL          TOTAL       AVG        WTD       WTD
                                      OF          CURRENT        CURRENT    CURRENT      AVG       AVG
              MAXIMUM MORTGAGE      LOANS         BALANCE        BALANCE    BALANCE     COUPON    MARGIN
              RATES (%)
---------------------------------------------------------------------------------------------------------
              < = 14.000                8       1,454,146.33      0.67      181,768      7.973    5.387
---------------------------------------------------------------------------------------------------------
              14.001 - 15.000         149      20,800,227.00      9.52      139,599       8.76    5.647
---------------------------------------------------------------------------------------------------------
              15.001 - 16.000         452      59,470,565.84     27.22      131,572      9.633    6.013
---------------------------------------------------------------------------------------------------------
              16.001 - 17.000         597      65,416,195.49     29.94      109,575     10.553    6.173
---------------------------------------------------------------------------------------------------------
              17.001 - 18.000         463      40,410,763.93     18.49       87,280     11.512    6.416
---------------------------------------------------------------------------------------------------------
              18.001 - 19.000         263      20,146,068.61      9.22       76,601     12.488    6.684
---------------------------------------------------------------------------------------------------------
              19.001 - 20.000         104       7,799,312.61      3.57       74,993     13.542     7.37
---------------------------------------------------------------------------------------------------------
              20.001 >=                49       3,021,024.06      1.38       61,654     14.668    7.851
---------------------------------------------------------------------------------------------------------
              TOTAL:                2,085     218,518,303.87       100      104,805     10.634    6.232
---------------------------------------------------------------------------------------------------------


                                                                                              WTD         WTD
                                                                                              AVG         AVG
                                             WTD             WTD                             COMB        COMB
                                     WTD     AVG    WTD      AVG             WTD    WTD      ORIG        ORIG
                                     AVG     MOS    AVG     STATED    WTD    AVG    AVG       LTV         LTV
                                     MAX     TO    ORIG     REMAIN    AVG   ORIG    CURR   EXCLUDES    INCLUDES
              MAXIMUM MORTGAGE       RATE   ROLL   TERM      TERM     AGE    LTV    LTV    JR LIENS    JR LIENS
              RATES (%)
-----------------------------------------------------------------------------------------------------------------
              < = 14.000            13.97     26     360     359.1    0.9    69.4   69.4     69.42       69.39
-----------------------------------------------------------------------------------------------------------------
              14.001 - 15.000       14.76     30   358.4     357.7    0.7      74     74     74.12       74.37
-----------------------------------------------------------------------------------------------------------------
              15.001 - 16.000       15.63     29   358.9       358    0.9    78.9   78.8     78.96       79.23
-----------------------------------------------------------------------------------------------------------------
              16.001 - 17.000       16.56     31   358.6     357.8    0.8    80.8   80.7     80.79       81.21
-----------------------------------------------------------------------------------------------------------------
              17.001 - 18.000       17.52     32   358.8     357.9    0.8    80.3   80.2     80.36       80.99
-----------------------------------------------------------------------------------------------------------------
              18.001 - 19.000       18.49     33   359.6     358.7    0.8    77.6   77.6     77.64       78.39
-----------------------------------------------------------------------------------------------------------------
              19.001 - 20.000       19.54     35   355.6     355.1    0.5    70.4   70.4     70.45       71.91
-----------------------------------------------------------------------------------------------------------------
              20.001 >=             20.69     33     355     354.3    0.7    65.3   65.3     65.39       66.12
-----------------------------------------------------------------------------------------------------------------
              TOTAL:                16.64     31   358.7     357.8    0.8    78.6   78.5     78.63        79.1
-----------------------------------------------------------------------------------------------------------------

Minimum: 13.7500
Maximum: 22.7000
Weighted Average: 16.6371

TOP


--------------------------------------------------------------------------------

49. NEXT RATE ADJUSTMENT DATE


                                                                  % OF
                                    NUMBER         TOTAL          TOTAL       AVG        WTD       WTD
                                      OF          CURRENT        CURRENT    CURRENT      AVG       AVG
              NEXT RATE             LOANS         BALANCE        BALANCE    BALANCE     COUPON    MARGIN
              ADJUSTMENT DATE
---------------------------------------------------------------------------------------------------------
              2001-04-01                1        103,944.65        0.05     103,945      9.125    5.594
---------------------------------------------------------------------------------------------------------
              2001-12-01                1         49,977.51        0.02      49,978       9.93     4.95
---------------------------------------------------------------------------------------------------------
              2002-01-01                1         37,403.63        0.02      37,404      11.63      6.7
---------------------------------------------------------------------------------------------------------
              2002-03-01                1        134,767.53        0.06     134,768       12.1     6.75
---------------------------------------------------------------------------------------------------------
              2002-05-01                1         84,756.65        0.04      84,757       9.74        6
---------------------------------------------------------------------------------------------------------
              2002-06-01                5        898,454.66        0.41     179,691     10.316     5.88
---------------------------------------------------------------------------------------------------------
              2002-07-01               17      1,946,680.76        0.89     114,511     10.069    5.711
---------------------------------------------------------------------------------------------------------
              2002-08-01               14      1,797,323.64        0.82     128,380      10.44    5.772
---------------------------------------------------------------------------------------------------------
              2002-09-01               61      8,158,914.08        3.73     133,753     10.232    6.221
---------------------------------------------------------------------------------------------------------
              2002-10-01              155     20,640,263.64        9.45     133,163     10.128    6.115
---------------------------------------------------------------------------------------------------------
              2002-11-01              280     37,669,131.43       17.24     134,533     10.106    6.042
---------------------------------------------------------------------------------------------------------
              2002-12-01               41      4,865,033.00        2.23     118,659     10.083    6.055
---------------------------------------------------------------------------------------------------------
              2003-04-01                3        375,229.47        0.17     125,076     10.358    5.337
---------------------------------------------------------------------------------------------------------
              2003-05-01                7        712,561.56        0.33     101,795     10.008    5.606
---------------------------------------------------------------------------------------------------------
              2003-06-01               11      1,055,956.89        0.48      95,996     10.609     6.12
---------------------------------------------------------------------------------------------------------
              2003-07-01               23      2,366,556.08        1.08     102,894     10.551    6.283
---------------------------------------------------------------------------------------------------------
              2003-07-15                1         99,901.25        0.05      99,901        9.5     5.75
---------------------------------------------------------------------------------------------------------
              2003-08-01               36      3,506,006.59         1.6      97,389      10.41    6.176
---------------------------------------------------------------------------------------------------------
              2003-09-01              227     23,893,881.92       10.93     105,259      10.72    6.389
---------------------------------------------------------------------------------------------------------
              2003-10-01              429     40,349,775.67       18.47      94,055     10.909    6.341
---------------------------------------------------------------------------------------------------------
              2003-11-01              643     57,492,549.26       26.31      89,413     11.068      6.3
---------------------------------------------------------------------------------------------------------
              2003-12-01              126     12,191,234.00        5.58      96,756     10.769    6.374
---------------------------------------------------------------------------------------------------------
              2004-01-01                1         88,000.00        0.04      88,000       11.5    6.875
---------------------------------------------------------------------------------------------------------
              TOTAL:                2,085    218,518,303.87         100     104,805     10.634    6.232
---------------------------------------------------------------------------------------------------------


                                                                                              WTD         WTD
                                                                                              AVG         AVG
                                             WTD             WTD                             COMB        COMB
                                     WTD     AVG    WTD      AVG             WTD    WTD      ORIG        ORIG
                                     AVG     MOS    AVG     STATED    WTD    AVG    AVG       LTV         LTV
                                     MAX     TO    ORIG     REMAIN    AVG   ORIG    CURR   EXCLUDES    INCLUDES
              NEXT RATE              RATE   ROLL   TERM      TERM     AGE    LTV    LTV    JR LIENS    JR LIENS
              ADJUSTMENT DATE
----------------------------------------------------------------------------------------------------------------
              2001-04-01            15.13     5     360       359      1    41.8    41.8        42       41.77
----------------------------------------------------------------------------------------------------------------
              2001-12-01            15.93    13     360       349     11      90    89.3        90          90
----------------------------------------------------------------------------------------------------------------
              2002-01-01            17.63    14     360       350     10      75    74.8        75          75
----------------------------------------------------------------------------------------------------------------
              2002-03-01            18.1     16     360       352      8      75    74.9        75          75
----------------------------------------------------------------------------------------------------------------
              2002-05-01            15.74    18     360       354      6    69.1    68.9      69.1       69.11
----------------------------------------------------------------------------------------------------------------
              2002-06-01            16.58    19     360       355      5      89    88.4     89.11       89.04
----------------------------------------------------------------------------------------------------------------
              2002-07-01            16.12    20     360       356      4    80.6    79.7     80.57       81.54
----------------------------------------------------------------------------------------------------------------
              2002-08-01            16.44    21     360       357      3    80.2    80.1     80.16       80.71
----------------------------------------------------------------------------------------------------------------
              2002-09-01            16.25    22     360       358      2      84    83.9     83.99       84.16
----------------------------------------------------------------------------------------------------------------
              2002-10-01            16.13    23     360       359      1    78.8    78.7     78.79       79.05
----------------------------------------------------------------------------------------------------------------
              2002-11-01            16.11    24   359.4     359.3      0    79.3    79.3     79.34       79.86
----------------------------------------------------------------------------------------------------------------
              2002-12-01            16.08    25     360       360      0    79.6    79.4     79.73       79.82
----------------------------------------------------------------------------------------------------------------
              2003-04-01            16.36    29     360       353      7    79.9    79.4     79.85       81.37
----------------------------------------------------------------------------------------------------------------
              2003-05-01            16.01    30     360       354      6    78.5    78.3     78.46       78.68
----------------------------------------------------------------------------------------------------------------
              2003-06-01            16.61    31     360       355      5    81.2    80.4      81.2       82.19
----------------------------------------------------------------------------------------------------------------
              2003-07-01            16.55    32     360       356      4    83.2    82.9     83.26       83.81
----------------------------------------------------------------------------------------------------------------
              2003-07-15            15.5     32     360       356      4      80    79.9        80          87
----------------------------------------------------------------------------------------------------------------
              2003-08-01            16.41    33     360       357      3    79.8    79.7     79.82       80.42
----------------------------------------------------------------------------------------------------------------
              2003-09-01            16.72    34     360       358      2    79.8    79.7     79.87       80.18
----------------------------------------------------------------------------------------------------------------
              2003-10-01            16.91    35   356.6     355.6      1    76.7    76.6     76.76       77.23
----------------------------------------------------------------------------------------------------------------
              2003-11-01            17.07    36   357.7     357.7      0    77.7    77.7     77.73       78.33
----------------------------------------------------------------------------------------------------------------
              2003-12-01            16.77    37     360       360      0    77.7    77.7     77.71       78.26
----------------------------------------------------------------------------------------------------------------
              2004-01-01            17.5     38     360       360      0      80      80        80          80
----------------------------------------------------------------------------------------------------------------
              TOTAL:                16.64    31   358.7     357.8    0.8    78.6    78.5     78.63        79.1
----------------------------------------------------------------------------------------------------------------

Minimum: 2001-04-01
Maximum: 2004-01-01
Weighted Average: 2003-06-04

TOP


--------------------------------------------------------------------------------

50. MONTHS TO NEXT RATE ADJUSTMENT

                                                                  % OF
                                    NUMBER         TOTAL          TOTAL       AVG        WTD       WTD
                                      OF          CURRENT        CURRENT    CURRENT      AVG       AVG
              MONTHS TO NEXT        LOANS         BALANCE        BALANCE    BALANCE     COUPON    MARGIN
              RATE ADJUSTMENT
-----------------------------------------------------------------------------------------------------------
              3 - 5                     1        103,944.65        0.05     103,945      9.125    5.594
-----------------------------------------------------------------------------------------------------------
              12 - 14                   2         87,381.14        0.04      43,691     10.658    5.699
-----------------------------------------------------------------------------------------------------------
              15 - 17                   1        134,767.53        0.06     134,768       12.1     6.75
-----------------------------------------------------------------------------------------------------------
              18 - 20                  23      2,929,892.07        1.34     127,387     10.135    5.771
-----------------------------------------------------------------------------------------------------------
              21 - 23                 230     30,596,501.36          14     133,028     10.174    6.123
-----------------------------------------------------------------------------------------------------------
              24 - 26                 321     42,534,164.43       19.46     132,505     10.103    6.044
-----------------------------------------------------------------------------------------------------------
              27 - 29                   3        375,229.47        0.17     125,076     10.358    5.337
-----------------------------------------------------------------------------------------------------------
              30 - 32                  42      4,234,975.78        1.94     100,833     10.449    6.116
-----------------------------------------------------------------------------------------------------------
              33 - 35                 692     67,749,664.18          31      97,904     10.816    6.349
-----------------------------------------------------------------------------------------------------------
              36 - 38                 770     69,771,783.26       31.93      90,613     11.016    6.313
-----------------------------------------------------------------------------------------------------------
              TOTAL:                2,085    218,518,303.87         100     104,805     10.634    6.232
-----------------------------------------------------------------------------------------------------------


                                                                                              WTD         WTD
                                                                                              AVG         AVG
                                             WTD             WTD                             COMB        COMB
                                     WTD     AVG    WTD      AVG             WTD    WTD      ORIG        ORIG
                                     AVG     MOS    AVG     STATED    WTD    AVG    AVG       LTV         LTV
                                     MAX     TO    ORIG     REMAIN    AVG   ORIG    CURR   EXCLUDES    INCLUDES
              MONTHS TO NEXT         RATE   ROLL   TERM      TERM     AGE    LTV    LTV    JR LIENS    JR LIENS
              RATE ADJUSTMENT
-----------------------------------------------------------------------------------------------------------------
              3 - 5                 15.13     5     360       359      1    41.8    41.8        42       41.77
-----------------------------------------------------------------------------------------------------------------
              12 - 14               16.66    13     360     349.4     11    83.6    83.1     83.58       83.58
-----------------------------------------------------------------------------------------------------------------
              15 - 17                18.1    16     360       352      8      75    74.9        75          75
-----------------------------------------------------------------------------------------------------------------
              18 - 20               16.25    20     360     355.6    4.4    82.8      82     82.86       83.48
-----------------------------------------------------------------------------------------------------------------
              21 - 23               16.18    23     360     358.6    1.4    80.3    80.2     80.26       80.51
-----------------------------------------------------------------------------------------------------------------
              24 - 26                16.1    24   359.5     359.4      0    79.4    79.3     79.38       79.85
-----------------------------------------------------------------------------------------------------------------
              27 - 29               16.36    29     360       353      7    79.9    79.4     79.85       81.37
-----------------------------------------------------------------------------------------------------------------
              30 - 32               16.45    31     360     355.4    4.6    81.9    81.4     81.86       82.61
-----------------------------------------------------------------------------------------------------------------
              33 - 35               16.82    35     358     356.5    1.5    77.9    77.9     78.02       78.44
-----------------------------------------------------------------------------------------------------------------
              36 - 38               17.02    36   358.1     358.1      0    77.7    77.7     77.73       78.32
-----------------------------------------------------------------------------------------------------------------
              TOTAL:                16.64    31   358.7     357.8    0.8    78.6    78.5     78.63        79.1
-----------------------------------------------------------------------------------------------------------------

Minimum: 5
Maximum: 38
Weighted Average: 31.1

TOP


--------------------------------------------------------------------------------

51. CONFORMING BALANCE 2001 LIMITS

                                                                  % OF
                                    NUMBER         TOTAL          TOTAL       AVG        WTD       WTD
                                      OF          CURRENT        CURRENT    CURRENT      AVG       AVG
              CONFORMING BALANCE    LOANS         BALANCE        BALANCE    BALANCE     COUPON    MARGIN
              2001 LIMITS
---------------------------------------------------------------------------------------------------------
              Conforming Balance    2,085    218,518,303.87        100      104,805     10.634    6.232
---------------------------------------------------------------------------------------------------------
              TOTAL:                2,085    218,518,303.87        100      104,805     10.634    6.232
---------------------------------------------------------------------------------------------------------


                                                                                             WTD         WTD
                                                                                             AVG         AVG
                                            WTD             WTD                             COMB        COMB
                                    WTD     AVG    WTD      AVG             WTD    WTD      ORIG        ORIG
                                    AVG     MOS    AVG     STATED    WTD    AVG    AVG       LTV         LTV
                                    MAX     TO    ORIG     REMAIN    AVG   ORIG    CURR   EXCLUDES    INCLUDES
              CONFORMING BALANCE    RATE   ROLL   TERM      TERM     AGE    LTV    LTV    JR LIENS    JR LIENS
              2001 LIMITS
----------------------------------------------------------------------------------------------------------------
              Conforming Balance   16.64    31    358.7     357.8    0.8   78.6    78.5     78.63        79.1
----------------------------------------------------------------------------------------------------------------
              TOTAL:               16.64    31    358.7     357.8    0.8   78.6    78.5     78.63        79.1
----------------------------------------------------------------------------------------------------------------

TOP


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

THIS INFORMATION HAS BEEN PREPARED IN CONNECTION WITH THE ISSUANCE OF SECURITIES REPRESENTING [INTERESTS IN / DEBT OF] THE ABOVE TRUST, AND IS BASED IN PART ON INFORMATION PROVIDED BY [ORIGINATOR] WITH RESPECT TO THE EXPECTED CHARACTERISTICS OF THE POOL OF [ASSET] IN WHICH THESE SECURITIES WILL REPRESENT [UNDIVIDED BENEFICIAL INTERESTS / DEBT OBLIGATIONS]. THE ACTUAL CHARACTERISTICS AND PERFORMANCE OF THE [ASSET] WILL DIFFER FROM THE ASSUMPTIONS USED IN PREPARING THESE MATERIALS, WHICH ARE HYPOTHETICAL IN NATURE. CHANGES THE ASSUMPTIONS MAY HAVE A MATERIAL IMPACT ON THE INFORMATION SET FORTH IN THESE MATERIALS. NO REPRESENTATION IS MADE THAT ANY PERFORMANCE OR RETURN INDICATED HEREIN WILL BE ACHIEVED. FOR EXAMPLE, IT IS VERY UNLIKELY THAT THE LOANS WILL PREPAY AT A CONSTANT RATE OR FOLLOW A PREDICTABLE PATTERN. THIS INFORMATION MAY NOT BE USED OR OTHERWISE DISSEMINATED IN CONNECTION WITH THE OFFER OR SALE OF THESE OR ANY OTHER SECURITIES, EXCEPT IN CONNECTION WITH THE INITIAL OFFER OR SALE OF THESE SECURITIES TO YOU TO THE EXTENT SET FORTH BELOW. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF
THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. ADDITIONAL INFORMATION IS

                             THE CARLISLE GROUP
                                1,431 RECORDS
                            BALANCE: 109,679,778

-------------------------------------------------------------------------------

SELECTION CRITERIA: NO SECTION 32 LOANS; FIXED RATE
TABLE OF CONTENTS

1
SUMMARY STATISTICS
2
SUMMARY STATISTICS - ARMS
3
SUMMARY STATISTICS - FRS
4
CURRENT MORTGAGE RATES (%) (RTCURR)
5
ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCE ($) (BALORIG)
6
CURRENT MORTGAGE LOAN PRINCIPAL BALANCE ($) (BALCURR)
7
ORIGINAL LOAN-TO-VALUE RATIO (%) (LTVORIG)
8
CURRENT LOAN-TO-VALUE RATIO (%) (LTVCURR)
9
COMB ORIG LOAN-TO-VALUE RATIO (%)-INCLUDES SUB LIENS (LTVCOMBORIG)
10
COMB ORIG-LOAN-TO-VALUE RATIO (%)-DOESN'T INCLUDE SUB LIENS (LTVCOMBORIGTAPE)
11
JUNIOR LOAN RATIO (%) - SECOND LIENS (JRLOANRATIO)
12
LIEN POSITION (CDLIEN)
13
SILENT SECONDS AND SILENT THIRDS (CDSILENTSECOND)
14
MORGAGE INSURANCE FLAG (CDPMICOMPFLAG)
15
MORGAGE INSURANCE TYPE (CDPMITYPE)
16
SECTION 32 (CDSECTION32)
17
ADJUSTMENT TYPE (CDADJTYPE)
18
BALLOON (CDBALLOON)
19
ORIGINAL TERM (TERMORIG)
20
SEASONING (TERMSEASON)
21
REMAINING TERM TO STATED MATURITY (TERMSTDREM)
22
CALCULATED REMAINING TERM (TERMCALCREM)
23
FIRST PAYMENT DATE (DATEFPAY)
24
PAID THRU DATE (DATEPDTH)
25
MONTHS DELINQUENT (DELMONTH)
26
GEOGRAPHIC DISTRIBUTION BY STATE (ADDPSTATE)
27
TOP 10 GEOGRAPHIC DISTRIBUTION BY BALANCE (ADDPSTATE)
28
TOP 10 ZIP CODE CONCENTRATIONS (ADDPZIP)
29
PROPERTY TYPE (CDPROPERTY)
30
NUMBER OF UNITS (UNITS)
31
OCCUPANCY (CDOCCUP)
32
OCCUPANCY CHECK (1ST FIELDS IS OCCUP STAT, 2ND IS PROPERTY CLASS) (CDOCCUPCHECK) 33
PURPOSE (CDPURPOSE)
34
DOCUMENTATION LEVEL (CDDOCTYPE)
35
BACK RATIO (DTIBACK)
36
FRONT RATIO (DTIFRONT)
37
FICO SCORE (SCOREFICO1)
38
PREPAYMENT PENALTY (CDPREPAY)
39
PREPAYMENT TAPE (CDPREPAYTAPE)
40
ASSUMABLE (CDASSUME)
41
PRODUCT (CDPRODUCT)
42
INDEX TYPE (CDINDEX)
43
MARGIN (%) (ARMMARGIN)
44
INITIAL PERIODIC CAP (%) (ARMIPERCAP)
45
PERIODIC CAP (%) (ARMPERCAP)
46
LIFETIME RATE CAP (%) (ARMLIFECAP)
47
MAXIMUM MORTGAGE RATES (%) (ARMMAX)

48
NEXT RATE ADJUSTMENT DATE (ARMDTNRA)
49
MONTHS TO NEXT RATE ADJUSTMENT (ARMMOSNRA)
50
CONFORMING BALANCE 2001 LIMITS (CDCONFORM2)

--------------------------------------------------------------------------------

1. SUMMARY STATISTICS

Number of Mortgage Loans: 1,431
Total Current Balance: 109,679,778.16
Maximum Balance: 479,885.25
Minimum Balance: 10,961.60
Average Current Balance: 76,646
Total Original Balance: 109,728,578
Weighted Average Coupon: 10.893
Weighted Average Total Servicing(includes LPMI): 0.607
Weighted Average Net Coupon: 10.286
Maximum Coupon: 16.304
Minimum Coupon: 7.625
Weighted Average Original Term: 333.420
Weighted Average Original Amortized Term: 333.625
Weighted Average Stated Remaining Term: 332.863
Weighted Average Amortized Remaining Term: 333.025
Weighted Average Seasoning: 0.557
Weighted Average Original LTV-calc: 72.83
Weighted Average Current LTV-calc: 72.76
Weighted Average Combined Original LTV-excludes subordinate liens: 73.31 Weighted Average Combined Original LTV-includes subordinate liens: 73.34 Top 5 States: CA(21.3%),TX(13.2%),NY(8.1%),MI(6.3%),FL(6.0%)

TOP

--------------------------------------------------------------------------------

2. SUMMARY STATISTICS - ARMS

TOP

--------------------------------------------------------------------------------

3. SUMMARY STATISTICS - FRS

Number of Mortgage Loans: 1,431
Total Current Balance: 109,679,778.16
Maximum Balance: 479,885.25
Minimum Balance: 10,961.60
Average Current Balance: 76,646
Total Original Balance: 109,728,578
Weighted Average Coupon: 10.893
Weighted Average Total Servicing(includes LPMI): 0.607
Weighted Average Net Coupon: 10.286
Maximum Coupon: 16.304
Minimum Coupon: 7.625
Weighted Average Original Term: 333.420
Weighted Average Original Amortized Term: 333.625
Weighted Average Stated Remaining Term: 332.863
Weighted Average Amortized Remaining Term: 333.025
Weighted Average Seasoning: 0.557
Weighted Average Original LTV-calc: 72.83
Weighted Average Current LTV-calc: 72.76
Weighted Average Combined Original LTV-excludes subordinate liens: 73.31 Weighted Average Combined Original LTV-includes subordinate liens: 73.34 Top 5 States: CA(21.3%),TX(13.2%),NY(8.1%),MI(6.3%),FL(6.0%)

TOP

--------------------------------------------------------------------------------

4. CURRENT MORTGAGE RATES (%) (RTCURR)

       --------------------------------------------------------------------------------
                           NUMBER         TOTAL          TOTAL       AVG       WTD
       CURRENT MORTGAGE      OF          CURRENT        CURRENT    CURRENT     AVG
       RATES (%)(RTCURR)   LOANS         BALANCE        BALANCE    BALANCE    COUPON
       --------------------------------------------------------------------------------
       7.001 - 8.000            2         227,895.31      0.21     113,948     7.882
       --------------------------------------------------------------------------------
       8.001 - 9.000           77       9,093,641.77      8.29     118,099     8.715
       --------------------------------------------------------------------------------
       9.001 - 10.000         291      29,200,875.39     26.62     100,347     9.686
       --------------------------------------------------------------------------------
       10.001 - 11.000        392      28,940,910.10     26.39      73,829    10.643
       --------------------------------------------------------------------------------
       11.001 - 12.000        282      19,803,936.83     18.06      70,227    11.596
       --------------------------------------------------------------------------------
       12.001 - 13.000        206      13,528,267.16     12.33      65,671    12.532
       --------------------------------------------------------------------------------
       13.001 - 14.000        116       5,616,367.41      5.12      48,417    13.547
       --------------------------------------------------------------------------------
       14.001 - 15.000         54       2,862,039.70      2.61      53,001    14.412
       --------------------------------------------------------------------------------
       15.001 >=               11         405,844.49      0.37      36,895    15.541
       --------------------------------------------------------------------------------
       TOTAL:               1,431     109,679,778.16       100      76,646    10.893
       --------------------------------------------------------------------------------

       -----------------------------------------------------------------------------------------------------
                                                                                           WTD        WTD
                                                                                           AVG        AVG
                                            WTD            WTD                             COMB       COMB
                                     WTD    AVG    WTD     AVG             WTD    WTD      ORIG       ORIG
                             WTD     AVG    MOS    AVG    STATED    WTD    AVG    AVG      LTV        LTV
       CURRENT MORTGAGE      AVG     MAX    TO     ORIG   REMAIN    AVG   ORIG    CURR   EXCLUDES   INCLUDES
       RATES (%)(RTCURR)   MARGIN   RATE   ROLL    TERM    TERM     AGE    LTV    LTV    JR LIENS   JR LIENS
       -----------------------------------------------------------------------------------------------------
       7.001 - 8.000          0       0      0      360    359.3    0.7    66.5   66.4     66.47     66.47
       -----------------------------------------------------------------------------------------------------
       8.001 - 9.000          0       0      0      334    333.4    0.6    71.3   71.2     71.44     71.57
       -----------------------------------------------------------------------------------------------------
       9.001 - 10.000         0       0      0    333.4    332.8    0.5    72.9   72.9     73.08     72.95
       -----------------------------------------------------------------------------------------------------
       10.001 - 11.000        0       0      0    335.4    334.7    0.6    74.4   74.3     74.59     74.53
       -----------------------------------------------------------------------------------------------------
       11.001 - 12.000        0       0      0    332.8    332.4    0.4    75.4   75.4     75.71     75.75
       -----------------------------------------------------------------------------------------------------
       12.001 - 13.000        0       0      0    329.6    329.1    0.5    71.8   71.7     72.52     72.63
       -----------------------------------------------------------------------------------------------------
       13.001 - 14.000        0       0      0    331.5      331    0.5    67.6   67.4     69.88     70.49
       -----------------------------------------------------------------------------------------------------
       14.001 - 15.000        0       0      0      339    338.3    0.7      63     63     64.69     65.18
       -----------------------------------------------------------------------------------------------------
       15.001 >=              0       0      0    313.6    310.6      3    46.2   45.8     62.48     62.83
       -----------------------------------------------------------------------------------------------------
       TOTAL:                 0       0      0    333.4    332.9    0.6    72.8   72.8     73.31     73.34
       -----------------------------------------------------------------------------------------------------

Minimum: 7.6250
Maximum: 16.3040
Weighted Average: 10.8930

TOP

--------------------------------------------------------------------------------

5. ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCE ($) (BALORIG)

              ------------------------------------------------------------------------------------------------------
                                                                          % OF
                                            NUMBER         TOTAL          TOTAL       AVG        WTD        WTD
              ORIGINAL MORTGAGE LOAN          OF          CURRENT        CURRENT    CURRENT      AVG        AVG
              PRINCIPAL BALANCE ($)         LOANS         BALANCE        BALANCE    BALANCE     COUPON    MARGIN
              (BALORIG)
                                         ---------------------------------------------------------------------------
              < = 50,000                       558     19,959,070.72        18.2     35,769     11.747       0
              ------------------------------------------------------------------------------------------------------
              50,001 - 75,000                  349     21,456,654.12       19.56     61,480     11.114       0
              ------------------------------------------------------------------------------------------------------
              75,001 - 100,000                 203     17,623,062.82       16.07     86,813      10.81       0
              ------------------------------------------------------------------------------------------------------
              100,001 - 125,000                137     15,308,640.37       13.96    111,742     10.437       0
              ------------------------------------------------------------------------------------------------------
              125,001 - 150,000                 62      8,399,736.45        7.66    135,480     10.661       0
              ------------------------------------------------------------------------------------------------------
              150,001 - 175,000                 31      4,935,388.55         4.5    159,206     10.488       0
              ------------------------------------------------------------------------------------------------------
              175,001 - 200,000                 33      6,192,750.19        5.65    187,659     10.479       0
              ------------------------------------------------------------------------------------------------------
              200,001 - 225,000                 17      3,611,233.02        3.29    212,425     10.284       0
              ------------------------------------------------------------------------------------------------------
              225,001 - 250,000                 14      3,314,931.16        3.02    236,781     10.774       0
              ------------------------------------------------------------------------------------------------------
              250,001 >=                        27      8,878,310.76        8.09    328,826     10.418       0
              ------------------------------------------------------------------------------------------------------
              TOTAL:                         1,431    109,679,778.16         100     76,646     10.893       0
              ------------------------------------------------------------------------------------------------------

              -----------------------------------------------------------------------------------------------------
                                                                                                 WTD         WTD
                                                                                                 AVG         AVG
                                                WTD             WTD                              COMB        COMB
                                         WTD    AVG    WTD      AVG             WTD    WTD       ORIG        ORIG
                                         AVG    MOS    AVG     STATED    WTD    AVG    AVG       LTV         LTV
              ORIGINAL MORTGAGE LOAN     MAX    TO     ORIG    REMAIN    AVG   ORIG    CURR    EXCLUDES    INCLUDES
              PRINCIPAL BALANCE ($)      RATE  ROLL    TERM     TERM     AGE    LTV    LTV     JR LIENS    JR LIENS
              (BALORIG)
                                         --------------------------------------------------------------------------
              < = 50,000                  0     0     295.6       295    0.6    64.9   64.8      66.73       66.9
              -----------------------------------------------------------------------------------------------------
              50,001 - 75,000             0     0     332.8     332.1    0.7    72.5   72.4      72.68      72.63
              -----------------------------------------------------------------------------------------------------
              75,001 - 100,000            0     0     332.8     332.4    0.4    75.6   75.5      75.68      75.68
              -----------------------------------------------------------------------------------------------------
              100,001 - 125,000           0     0     339.4     338.8    0.5    74.3   74.3      74.84      74.93
              -----------------------------------------------------------------------------------------------------
              125,001 - 150,000           0     0     342.4     342.2    0.3    78.1   78.1      78.18      78.27
              -----------------------------------------------------------------------------------------------------
              150,001 - 175,000           0     0     350.1     349.6    0.5    73.8   73.8       73.9      73.98
              -----------------------------------------------------------------------------------------------------
              175,001 - 200,000           0     0       351     350.3    0.7    76.8   76.8      76.89      76.82
              -----------------------------------------------------------------------------------------------------
              200,001 - 225,000           0     0       360     359.6    0.4    78.5   78.4      78.58      78.45
              -----------------------------------------------------------------------------------------------------
              225,001 - 250,000           0     0       360     359.6    0.4    70.2   70.2       70.3      70.23
              -----------------------------------------------------------------------------------------------------
              250,001 >=                  0     0       360     359.2    0.8    73.8   73.7      73.88      73.77
              -----------------------------------------------------------------------------------------------------
              TOTAL:                      0     0     333.4     332.9    0.6    72.8   72.8      73.31      73.34
              -----------------------------------------------------------------------------------------------------

Minimum: 11,000
Maximum: 480,000
Average: 76,680
Total: 109,728,578.00

TOP

--------------------------------------------------------------------------------

6. CURRENT MORTGAGE LOAN PRINCIPAL BALANCE ($) (BALCURR)

              ------------------------------------------------------------------------------------------------------
                                                                          % OF
                                            NUMBER         TOTAL          TOTAL       AVG        WTD        WTD
              CURRENT MORTGAGE LOAN           OF          CURRENT        CURRENT    CURRENT      AVG        AVG
              PRINCIPAL BALANCE ($)         LOANS         BALANCE        BALANCE    BALANCE     COUPON    MARGIN
              (BALCURR)                   --------------------------------------------------------------------------
              < = 50,000                      558     19,959,070.72        18.2      35,769     11.747       0
              ------------------------------------------------------------------------------------------------------
              50,000.01 - 75,000.00           349     21,456,654.12       19.56      61,480     11.114       0
              ------------------------------------------------------------------------------------------------------
              75,000.01 - 100,000.00          203     17,623,062.82       16.07      86,813      10.81       0
              ------------------------------------------------------------------------------------------------------
              100,000.01 - 125,000.00         137     15,308,640.37       13.96     111,742     10.437       0
              ------------------------------------------------------------------------------------------------------
              125,000.01 - 150,000.00          62      8,399,736.45        7.66     135,480     10.661       0
              ------------------------------------------------------------------------------------------------------
              150,000.01 - 175,000.00          31      4,935,388.55         4.5     159,206     10.488       0
              ------------------------------------------------------------------------------------------------------
              175,000.01 - 200,000.00          33      6,192,750.19        5.65     187,659     10.479       0
              ------------------------------------------------------------------------------------------------------
              200,000.01 - 225,000.00          17      3,611,233.02        3.29     212,425     10.284       0
              ------------------------------------------------------------------------------------------------------
              225,000.01 - 250,000.00          14      3,314,931.16        3.02     236,781     10.774       0
              ------------------------------------------------------------------------------------------------------
              250,000.01 >=                    27      8,878,310.76        8.09     328,826     10.418       0
              ------------------------------------------------------------------------------------------------------
              TOTAL:                        1,431    109,679,778.16         100      76,646     10.893       0
              ------------------------------------------------------------------------------------------------------

              -------------------------------------------------------------------------------------------------------
                                                                                                   WTD         WTD
                                                                                                   AVG         AVG
                                                 WTD             WTD                               COMB        COMB
                                          WTD    AVG    WTD      AVG             WTD     WTD       ORIG        ORIG
                                          AVG    MOS    AVG     STATED    WTD    AVG     AVG       LTV         LTV
              CURRENT MORTGAGE LOAN       MAX    TO     ORIG    REMAIN    AVG   ORIG     CURR    EXCLUDES    INCLUDES
              PRINCIPAL BALANCE ($)       RATE  ROLL    TERM     TERM     AGE    LTV     LTV     JR LIENS    JR LIENS
              (BALCURR)                   ---------------------------------------------------------------------------
              < = 50,000                   0     0     295.6       295    0.6    64.9    64.8      66.73       66.9
              -------------------------------------------------------------------------------------------------------
              50,000.01 - 75,000.00        0     0     332.8     332.1    0.7    72.5    72.4      72.68      72.63
              -------------------------------------------------------------------------------------------------------
              75,000.01 - 100,000.00       0     0     332.8     332.4    0.4    75.6    75.5      75.68      75.68
              -------------------------------------------------------------------------------------------------------
              100,000.01 - 125,000.00      0     0     339.4     338.8    0.5    74.3    74.3      74.84      74.93
              -------------------------------------------------------------------------------------------------------
              125,000.01 - 150,000.00      0     0     342.4     342.2    0.3    78.1    78.1      78.18      78.27
              -------------------------------------------------------------------------------------------------------
              150,000.01 - 175,000.00      0     0     350.1     349.6    0.5    73.8    73.8       73.9      73.98
              -------------------------------------------------------------------------------------------------------
              175,000.01 - 200,000.00      0     0       351     350.3    0.7    76.8    76.8      76.89      76.82
              -------------------------------------------------------------------------------------------------------
              200,000.01 - 225,000.00      0     0       360     359.6    0.4    78.5    78.4      78.58      78.45
              -------------------------------------------------------------------------------------------------------
              225,000.01 - 250,000.00      0     0       360     359.6    0.4    70.2    70.2       70.3      70.23
              -------------------------------------------------------------------------------------------------------
              250,000.01 >=                0     0       360     359.2    0.8    73.8    73.7      73.88      73.77
              -------------------------------------------------------------------------------------------------------
              TOTAL:                       0     0     333.4     332.9    0.6    72.8    72.8      73.31      73.34
              -------------------------------------------------------------------------------------------------------

Minimum: 10,962
Maximum: 479,885
Average: 76,646

TOP

--------------------------------------------------------------------------------

7. ORIGINAL LOAN-TO-VALUE RATIO (%) (LTVORIG)

              ------------------------------------------------------------------------------------------------------
                                                                          % OF
                                            NUMBER         TOTAL          TOTAL       AVG        WTD        WTD
              ORIGINAL                        OF          CURRENT        CURRENT    CURRENT      AVG        AVG
              LOAN-TO-VALUE RATIO (%)       LOANS         BALANCE        BALANCE    BALANCE     COUPON    MARGIN
              (LTVORIG)                    -------------------------------------------------------------------------
              < = 50.00                        172      7,637,805.83       6.96      44,406     11.313       0
              ------------------------------------------------------------------------------------------------------
              50.01 - 60.00                    123      7,664,595.93       6.99      62,314     10.878       0
              ------------------------------------------------------------------------------------------------------
              60.01 - 70.00                    291     21,575,036.93      19.67      74,141     11.267       0
              ------------------------------------------------------------------------------------------------------
              70.01 - 75.00                    235     17,991,341.79       16.4      76,559     10.794       0
              ------------------------------------------------------------------------------------------------------
              75.01 - 80.00                    420     37,707,782.14      34.38      89,780     10.568       0
              ------------------------------------------------------------------------------------------------------
              80.01 - 85.00                     97      8,810,818.21       8.03      90,833     10.799       0
              ------------------------------------------------------------------------------------------------------
              85.01 - 90.00                     71      6,424,145.66       5.86      90,481     11.222       0
              ------------------------------------------------------------------------------------------------------
              90.01 - 95.00                     17      1,174,230.55       1.07      69,072     11.857       0
              ------------------------------------------------------------------------------------------------------
              95.01 - 100.00                     5        694,021.12       0.63     138,804     11.554       0
              ------------------------------------------------------------------------------------------------------
              TOTAL:                         1,431    109,679,778.16        100      76,646     10.893       0
              ------------------------------------------------------------------------------------------------------


              ------------------------------------------------------------------------------------------------------
                                                                                                  WTD         WTD
                                                                                                  AVG         AVG
                                                  WTD            WTD                              COMB        COMB
                                           WTD    AVG   WTD      AVG             WTD    WTD       ORIG        ORIG
                                           AVG    MOS   AVG     STATED    WTD    AVG    AVG       LTV         LTV
              ORIGINAL                     MAX    TO    ORIG    REMAIN    AVG   ORIG    CURR    EXCLUDES    INCLUDES
              LOAN-TO-VALUE RATIO (%)      RATE  ROLL   TERM     TERM     AGE    LTV    LTV     JR LIENS    JR LIENS
              (LTVORIG)                    -------------------------------------------------------------------------
              < = 50.00                     0     0    298.1     297.1      1    36.2   36.2       41.6      41.42
              ------------------------------------------------------------------------------------------------------
              50.01 - 60.00                 0     0    314.8     313.4    1.3    56.4   56.3      56.74      56.59
              ------------------------------------------------------------------------------------------------------
              60.01 - 70.00                 0     0    336.2     335.8    0.5      67     67      67.16      67.03
              ------------------------------------------------------------------------------------------------------
              70.01 - 75.00                 0     0      330     329.7    0.4    74.3   74.2      74.36      74.57
              ------------------------------------------------------------------------------------------------------
              75.01 - 80.00                 0     0    336.4     335.9    0.5    79.5   79.5      79.61      79.74
              ------------------------------------------------------------------------------------------------------
              80.01 - 85.00                 0     0      349     348.6    0.4    84.3   84.3      84.44      84.31
              ------------------------------------------------------------------------------------------------------
              85.01 - 90.00                 0     0      351     350.3    0.6    89.8   89.7      89.81      89.96
              ------------------------------------------------------------------------------------------------------
              90.01 - 95.00                 0     0      360     359.5    0.5    94.6   93.4      94.65      94.58
              ------------------------------------------------------------------------------------------------------
              95.01 - 100.00                0     0      360     359.1    0.9    97.5   97.5       97.5       97.5
              ------------------------------------------------------------------------------------------------------
              TOTAL:                        0     0    333.4     332.9    0.6    72.8   72.8      73.31      73.34
              ------------------------------------------------------------------------------------------------------

Minimum: 5.72
Maximum: 100.00
Weighted Average by Original Balance: 72.82
Weighted Average by Current Balance: 72.83

TOP

--------------------------------------------------------------------------------

8. CURRENT LOAN-TO-VALUE RATIO (%) (LTVCURR)

              ------------------------------------------------------------------------------------------------------
                                                                          % OF
                                            NUMBER         TOTAL          TOTAL       AVG        WTD        WTD
              CURRENT                         OF          CURRENT        CURRENT    CURRENT      AVG        AVG
              LOAN-TO-VALUE RATIO (%)       LOANS         BALANCE        BALANCE    BALANCE     COUPON    MARGIN
              (LTVCURR)                     ------------------------------------------------------------------------
              < = 50.00                        174      7,750,915.64        7.07     44,545     11.302       0
              ------------------------------------------------------------------------------------------------------
              50.01 - 60.00                    124      7,759,186.89        7.07     62,574     10.947       0
              ------------------------------------------------------------------------------------------------------

              -------------------------------------------------------------------------------------------------------
                                                                                                   WTD         WTD
                                                                                                   AVG         AVG
                                                   WTD            WTD                              COMB        COMB
                                            WTD    AVG   WTD      AVG             WTD    WTD       ORIG        ORIG
                                            AVG    MOS   AVG     STATED    WTD    AVG    AVG       LTV         LTV
              CURRENT                       MAX    TO    ORIG    REMAIN    AVG   ORIG    CURR    EXCLUDES    INCLUDES
              LOAN-TO-VALUE RATIO (%)       RATE  ROLL   TERM     TERM     AGE    LTV    LTV     JR LIENS    JR LIENS
              (LTVCURR)                     -------------------------------------------------------------------------
              < = 50.00                      0     0    295.9       294    1.8    36.6   36.3      42.05      41.88
              -------------------------------------------------------------------------------------------------------
              50.01 - 60.00                  0     0    317.3     316.8    0.6    56.5   56.4      56.75       56.6
              -------------------------------------------------------------------------------------------------------


              ------------------------------------------------------------------------------------------------------
                                                                          % OF
                                            NUMBER         TOTAL          TOTAL       AVG        WTD        WTD
              CURRENT                         OF          CURRENT        CURRENT    CURRENT      AVG        AVG
              LOAN-TO-VALUE RATIO (%)       LOANS         BALANCE        BALANCE    BALANCE     COUPON    MARGIN
              (LTVCURR)
              ------------------------------------------------------------------------------------------------------
              60.01 - 70.00                    291     21,570,709.07       19.67     74,126     11.248       0
              ------------------------------------------------------------------------------------------------------
              70.01 - 75.00                    234     17,888,468.88       16.31     76,446     10.796       0
              ------------------------------------------------------------------------------------------------------
              75.01 - 80.00                    420     37,703,782.14       34.38     89,771     10.568       0
              ------------------------------------------------------------------------------------------------------
              80.01 - 85.00                     97      8,810,818.21        8.03     90,833     10.799       0
              ------------------------------------------------------------------------------------------------------
              85.01 - 90.00                     71      6,476,445.66         5.9     91,218     11.228       0
              ------------------------------------------------------------------------------------------------------
              90.01 - 95.00                     15      1,025,430.55        0.93     68,362     11.797       0
              ------------------------------------------------------------------------------------------------------
              95.01 - 100.00                     5        694,021.12        0.63    138,804     11.554       0
              ------------------------------------------------------------------------------------------------------
              TOTAL:                         1,431    109,679,778.16         100     76,646     10.893       0
              ------------------------------------------------------------------------------------------------------

              -------------------------------------------------------------------------------------------------------
                                                                                                   WTD         WTD
                                                                                                   AVG         AVG
                                                   WTD            WTD                              COMB        COMB
                                            WTD    AVG   WTD      AVG             WTD    WTD       ORIG        ORIG
                                            AVG    MOS   AVG     STATED    WTD    AVG    AVG       LTV         LTV
              CURRENT                       MAX    TO    ORIG    REMAIN    AVG   ORIG    CURR    EXCLUDES    INCLUDES
              LOAN-TO-VALUE RATIO (%)       RATE  ROLL   TERM     TERM     AGE    LTV    LTV     JR LIENS    JR LIENS
              (LTVCURR)                     -------------------------------------------------------------------------
              60.01 - 70.00                  0     0    335.7     335.2    0.4    67.1   67.1      67.29      67.15
              -------------------------------------------------------------------------------------------------------
              70.01 - 75.00                  0     0    330.5     330.2    0.4    74.3   74.3      74.38      74.59
              -------------------------------------------------------------------------------------------------------
              75.01 - 80.00                  0     0    336.6     336.2    0.5    79.5   79.5      79.62      79.75
              -------------------------------------------------------------------------------------------------------
              80.01 - 85.00                  0     0      349     348.6    0.4    84.3   84.3      84.44      84.31
              -------------------------------------------------------------------------------------------------------
              85.01 - 90.00                  0     0    351.1     350.4    0.6    89.8   89.8      89.86         90
              -------------------------------------------------------------------------------------------------------
              90.01 - 95.00                  0     0      360     359.5    0.5      95     95      94.99      94.98
              -------------------------------------------------------------------------------------------------------
              95.01 - 100.00                 0     0      360     359.1    0.9    97.5   97.5       97.5       97.5
              -------------------------------------------------------------------------------------------------------
              TOTAL:                         0     0    333.4     332.9    0.6    72.8   72.8      73.31      73.34
              -------------------------------------------------------------------------------------------------------

Minimum: 5.72
Maximum: 99.95
Weighted Average: 72.76

TOP

--------------------------------------------------------------------------------

9. COMB ORIG LOAN-TO-VALUE RATIO (%)-INCLUDES SUB LIENS (LTVCOMBORIG)

              ------------------------------------------------------------------------------------------------------
                                                                          % OF
              COMB                          NUMBER         TOTAL          TOTAL       AVG        WTD        WTD
              ORIG                            OF          CURRENT        CURRENT    CURRENT      AVG        AVG
              LOAN-TO-VALUE RATIO           LOANS         BALANCE        BALANCE    BALANCE     COUPON    MARGIN
              (%)-INCLUDES SUB LIENS
              (LTVCOMBORIG)
                                            ------------------------------------------------------------------------
              < = 50.00                        151      7,034,103.99       6.41     46,583     11.135        0
              ------------------------------------------------------------------------------------------------------
              50.01 - 60.00                    124      7,617,267.22       6.95     61,430     10.876        0
              ------------------------------------------------------------------------------------------------------
              60.01 - 70.00                    292     21,610,082.81       19.7     74,007     11.265        0
              ------------------------------------------------------------------------------------------------------
              70.01 - 75.00                    228     17,538,974.97      15.99     76,925      10.79        0
              ------------------------------------------------------------------------------------------------------
              75.01 - 80.00                    414     36,709,689.68      33.47     88,671     10.559        0
              ------------------------------------------------------------------------------------------------------
              80.01 - 85.00                    102      9,514,106.11       8.67     93,276     10.846        0
              ------------------------------------------------------------------------------------------------------
              85.01 - 90.00                     82      7,106,419.62       6.48     86,664     11.112        0
              ------------------------------------------------------------------------------------------------------
              90.01 - 95.00                     28      1,672,995.60       1.53     59,750     12.368        0
              ------------------------------------------------------------------------------------------------------
              95.01 - 100.00                     8        804,897.28       0.73    100,612     11.737        0
              ------------------------------------------------------------------------------------------------------
              100.01 - 105.00                    1         31,814.25       0.03     31,814       15.5        0
              ------------------------------------------------------------------------------------------------------
              105.01 - 110.00                    1         39,426.63       0.04     39,427      11.99        0
              ------------------------------------------------------------------------------------------------------
              TOTAL:                         1,431    109,679,778.16        100     76,646     10.893        0
              ------------------------------------------------------------------------------------------------------

              ------------------------------------------------------------------------------------------------------
                                                                                                   WTD         WTD
                                                                                                   AVG         AVG
                                                   WTD            WTD                              COMB        COMB
                                            WTD    AVG   WTD      AVG             WTD    WTD       ORIG        ORIG
              COMB                          AVG    MOS   AVG     STATED    WTD    AVG    AVG       LTV         LTV
              ORIG                          MAX    TO    ORIG    REMAIN    AVG   ORIG    CURR    EXCLUDES    INCLUDES
              LOAN-TO-VALUE RATIO           RATE  ROLL   TERM     TERM     AGE    LTV    LTV     JR LIENS    JR LIENS
              (%)-INCLUDES SUB LIENS
              (LTVCOMBORIG)
              ------------------------------------------------------------------------------------------------------
              < = 50.00                      0      0    305.1    304.7    0.5    37.7   37.7         38      37.72
              50.01 - 60.00                  0      0    315.3    314.6    0.7    56.1   56.1      56.61       56.4
              ------------------------------------------------------------------------------------------------------
              60.01 - 70.00                  0      0    335.3    334.5    0.8    66.9   66.8      67.15         67
              ------------------------------------------------------------------------------------------------------
              70.01 - 75.00                  0      0    330.1    329.8    0.4    74.1   74.1      74.34      74.22
              ------------------------------------------------------------------------------------------------------
              75.01 - 80.00                  0      0      335    334.5    0.5    79.3   79.2      79.53      79.51
              ------------------------------------------------------------------------------------------------------
              80.01 - 85.00                  0      0    348.1    347.6    0.5    83.1   83.1      84.02      84.07
              ------------------------------------------------------------------------------------------------------
              85.01 - 90.00                  0      0    351.3    350.5    0.8    87.8   87.7      88.63      89.53
              ------------------------------------------------------------------------------------------------------
              90.01 - 95.00                  0      0    350.1    349.6    0.5    89.9   89.1      91.71      94.63
              ------------------------------------------------------------------------------------------------------
              95.01 - 100.00                 0      0    349.1    348.2    0.9    89.7   89.5       96.9      97.84
              ------------------------------------------------------------------------------------------------------
              100.01 - 105.00                0      0      180      176      4    18.4   18.3       98.4     103.68
              ------------------------------------------------------------------------------------------------------
              105.01 - 110.00                0      0      180      176      4      25   24.8        100     105.03
              ------------------------------------------------------------------------------------------------------
              TOTAL:                         0      0    333.4    332.9    0.6    72.8   72.8      73.31      73.34
              ------------------------------------------------------------------------------------------------------

Minimum: 5.72
Maximum: 105.03
Weighted Average by Original Balance: 73.34
Weighted Average by Current Balance: 73.34

TOP

--------------------------------------------------------------------------------

10. COMB ORIG LOAN-TO-VALUE RATIO (%)-DOESN'T INCLUDE SUB LIENS
    (LTVCOMBORIGTAPE)

              ------------------------------------------------------------------------------------------------------------
                                                                          % OF                                      WTD
              COMB                          NUMBER         TOTAL          TOTAL       AVG        WTD        WTD     AVG
              ORIG                            OF          CURRENT        CURRENT    CURRENT      AVG        AVG     MAX
              LOAN-TO-VALUE RATIO           LOANS         BALANCE        BALANCE    BALANCE     COUPON    MARGIN    RATE
              (%)-DOESN'T INCLUDE SUB
              LIENS (LTVCOMBORIGTAPE)
              ------------------------------------------------------------------------------------------------------------
              < = 50.00                          151      7,034,103.99        6.41     46,583     11.135         0      0
              50.01 - 55.00                       45      2,551,086.71        2.33     56,691     10.865         0      0
              55.01 - 60.00                       79      5,066,180.51        4.62     64,129     10.882         0      0
              60.01 - 65.00                      107      7,523,011.70        6.86     70,309     11.879         0      0
              65.01 - 70.00                      189     14,260,864.71          13     75,454      10.96         0      0
              70.01 - 75.00                      235     17,982,664.95        16.4     76,522       10.8         0      0
              75.01 - 80.00                      424     37,884,538.83       34.54     89,350      10.58         0      0
              80.01 - 85.00                       98      8,823,669.26        8.04     90,037     10.802         0      0
              85.01 - 90.00                       76      6,499,369.68        5.93     85,518     11.238         0      0
              90.01 - 95.00                       18      1,216,149.66        1.11     67,564     11.978         0      0
              95.01 - 100.00                       9        838,138.16        0.76     93,126     11.897         0      0
              TOTAL:                           1,431    109,679,778.16         100     76,646     10.893         0      0


              ------------------------------------------------------------------------------------------------------------
                                            WTD          WTD                              COMB        COMB
                                            AVG WTD      AVG             WTD    WTD       ORIG        ORIG
              COMB                          MOS AVG     STATED    WTD    AVG    AVG       LTV         LTV
              ORIG                          TO  ORIG    REMAIN    AVG   ORIG    CURR    EXCLUDES    INCLUDES
              LOAN-TO-VALUE RATIO           OLL TERM     TERM     AGE    LTV    LTV     JR LIENS    JR LIENS
              (%)-DOESN'T INCLUDE SUB
              LIENS (LTVCOMBORIGTAPE)
              ------------------------------------------------------------------------------------------------------------
              < = 50.00                      0  305.1      304.7   0.5    37.7   37.7           38      37.72
              50.01 - 55.00                  0  328.1      327.2   0.9    52.4   52.4        52.88      52.64
              55.01 - 60.00                  0  308.9      308.3   0.6      58     58        58.49      58.29
              60.01 - 65.00                  0  340.1      339.5   0.6    63.5   63.4        63.68      63.58
              65.01 - 70.00                  0  332.2      331.4   0.9    68.7   68.7        69.01       68.9
              70.01 - 75.00                  0  330.1      329.7   0.4      74     74        74.38      74.59
              75.01 - 80.00                  0  335.9      335.4   0.5    79.3   79.2        79.61      79.74
              80.01 - 85.00                  0  348.8      348.4   0.4    84.2   84.2        84.43      84.31
              85.01 - 90.00                  0  349.6      348.9   0.7    88.9   88.8        89.81      89.95
              90.01 - 95.00                  0  355.9      355.3   0.6    92.2   91.1        94.67      94.59
              95.01 - 100.00                 0  334.3        333   1.2    84.4   84.1        97.87       98.3
              TOTAL:                         0  333.4      332.9   0.6    72.8   72.8        73.31      73.34
              ------------------------------------------------------------------------------------------------------------

Minimum: 6.00
Maximum: 100.00
Weighted Average by Original Balance: 73.31
Weighted Average by Current Balance: 73.31

TOP

11. JUNIOR LOAN RATIO (%) - SECOND LIENS (JRLOANRATIO)

              ------------------------------------------------------------------------------------------------------------
                                                                          % OF                                      WTD
                                            NUMBER         TOTAL          TOTAL       AVG        WTD        WTD     AVG
                                              OF          CURRENT        CURRENT    CURRENT      AVG        AVG     MAX
              JUNIOR LOAN RATIO (%) -       LOANS         BALANCE        BALANCE    BALANCE     COUPON    MARGIN    RATE
              SECOND LIENS (JRLOANRATIO)
              ------------------------------------------------------------------------------------------------------------
              10.01 - 15.00                    4         58,429.62        8.74     14,607      12.93         0      0
              15.01 - 20.00                   12        315,205.99       47.13     26,267      13.72         0      0
              20.01 - 25.00                    1         39,426.63         5.9     39,427      11.99         0      0
              25.01 - 30.00                    2         53,485.55           8     26,743     14.198         0      0
              30.01 - 35.00                    1        121,313.59       18.14    121,314      12.75         0      0
              75.01 - 80.00                    1         65,109.81        9.74     65,110       10.5         0      0
              80.01 - 85.00                    1         15,840.46        2.37     15,840     13.875         0      0
              TOTAL:                          22        668,811.65         100     30,401     13.101         0      0
              ------------------------------------------------------------------------------------------------------------


              ------------------------------------------------------------------------------------------------------------
                                                                                               WTD         WTD
                                                                                               AVG         AVG
                                               WTD            WTD                              COMB        COMB
                                               AVG   WTD      AVG             WTD    WTD       ORIG        ORIG
                                               MOS   AVG     STATED    WTD    AVG    AVG       LTV         LTV
                                               TO    ORIG    REMAIN    AVG   ORIG    CURR    EXCLUDES    INCLUDES
              JUNIOR LOAN RATIO (%) -         ROLL   TERM     TERM     AGE    LTV    LTV     JR LIENS    JR LIENS
              SECOND LIENS (JRLOANRATIO)
              ------------------------------------------------------------------------------------------------------------
              10.01 - 15.00                     0  170.9      164.8   6.1    9.71   9.57        78.59      78.44
              15.01 - 20.00                     0  216.7        211   5.7    15.2   14.6        84.73      85.36
              20.01 - 25.00                     0    180        176     4      25   24.8          100     105.03
              25.01 - 30.00                     0    227      203.5    24    22.3   21.1        86.05      85.87
              30.01 - 35.00                     0    240        234     6    25.7   25.5         79.9      81.35
              75.01 - 80.00                     0    120         22    98    51.4   47.9         66.6      66.87
              80.01 - 85.00                     0    240        233     7      50   49.5           55         60
              TOTAL:                            0  206.7      190.6    16    22.1   21.3        81.86      82.83
              ------------------------------------------------------------------------------------------------------------

Minimum: 10.57
Maximum: 83.33
Weighted Average: 28.08

TOP

--------------------------------------------------------------------------------

12. LIEN POSITION (CDLIEN)




                                                                          % OF                                      WTD
                                            NUMBER         TOTAL          TOTAL       AVG        WTD        WTD     AVG
              LIEN                            OF          CURRENT        CURRENT    CURRENT      AVG        AVG     MAX
              POSITION (CDLIEN)             LOANS         BALANCE        BALANCE    BALANCE     COUPON    MARGIN    RATE
              -------------------------------------------------------------------------------------------------------------
              1st Lien                         1,409    109,010,966.51       99.39     77,368     10.879         0      0
              -------------------------------------------------------------------------------------------------------------
              2nd Lien                            22        668,811.65        0.61     30,401     13.101         0      0
              -------------------------------------------------------------------------------------------------------------
              TOTAL:                           1,431    109,679,778.16         100     76,646     10.893         0      0
              -------------------------------------------------------------------------------------------------------------

                                                                                             WTD         WTD
                                                                                             AVG         AVG
                                             WTD            WTD                              COMB        COMB
                                             AVG   WTD      AVG             WTD    WTD       ORIG        ORIG
                                             MOS   AVG     STATED    WTD    AVG    AVG       LTV         LTV
              LIEN                           TO    ORIG    REMAIN    AVG   ORIG    CURR    EXCLUDES    INCLUDES
              POSITION (CDLIEN)             ROLL   TERM     TERM     AGE    LTV    LTV     JR LIENS    JR LIENS
              --------------------------------------------------------------------------------------------------
              1st Lien                          0  334.2      333.7   0.5    73.1   73.1        73.26      73.28
              --------------------------------------------------------------------------------------------------
              2nd Lien                          0  206.7      190.6    16    22.1   21.3        81.86      82.83
              --------------------------------------------------------------------------------------------------
              TOTAL:                            0  333.4      332.9   0.6    72.8   72.8        73.31      73.34
              --------------------------------------------------------------------------------------------------


TOP

--------------------------------------------------------------------------------

13. SILENT SECONDS AND SILENT THIRDS (CDSILENTSECOND)



                                                                          % OF                                      WTD
                                            NUMBER         TOTAL          TOTAL       AVG        WTD        WTD     AVG
                                              OF          CURRENT        CURRENT    CURRENT      AVG        AVG     MAX
              SILENT SECONDS AND SILENT     LOANS         BALANCE        BALANCE    BALANCE     COUPON    MARGIN    RATE
              THIRDS (CDSILENTSECOND)
              ------------------------------------------------------------------------------------------------------------
              N                                1,395    107,026,684.90       97.58     76,722     10.868         0      0
              ------------------------------------------------------------------------------------------------------------
              Y                                   36      2,653,093.26        2.42     73,697     11.904         0      0
              ------------------------------------------------------------------------------------------------------------
              TOTAL:                           1,431    109,679,778.16         100     76,646     10.893         0      0
              ------------------------------------------------------------------------------------------------------------

                                             WTD            WTD                              COMB        COMB
                                             AVG   WTD      AVG             WTD    WTD       ORIG        ORIG
                                             MOS   AVG     STATED    WTD    AVG    AVG       LTV         LTV
                                             TO    ORIG    REMAIN    AVG   ORIG    CURR    EXCLUDES    INCLUDES
              SILENT SECONDS AND SILENT     ROLL   TERM     TERM     AGE    LTV    LTV     JR LIENS    JR LIENS
              THIRDS (CDSILENTSECOND)
              --------------------------------------------------------------------------------------------------
              N                                 0  333.4      332.9   0.5    72.8   72.8        73.16      73.03
              --------------------------------------------------------------------------------------------------
              Y                                 0    334      332.7   1.3    72.9   72.9        79.64      85.76
              --------------------------------------------------------------------------------------------------
              TOTAL:                            0  333.4      332.9   0.6    72.8   72.8        73.31      73.34
              --------------------------------------------------------------------------------------------------


TOP

--------------------------------------------------------------------------------

14. MORGAGE INSURANCE FLAG (CDPMICOMPFLAG)




                                                                          % OF                                      WTD
                                            NUMBER         TOTAL          TOTAL       AVG        WTD        WTD     AVG
                                              OF          CURRENT        CURRENT    CURRENT      AVG        AVG     MAX
              MORGAGE INSURANCE FLAG        LOANS         BALANCE        BALANCE    BALANCE     COUPON    MARGIN    RATE
              (CDPMICOMPFLAG)
              ------------------------------------------------------------------------------------------------------------
              N                                1,272     95,117,836.44       86.72     74,778     10.864         0      0
              ------------------------------------------------------------------------------------------------------------
              Y                                  159     14,561,941.72       13.28     91,585     11.081         0      0
              ------------------------------------------------------------------------------------------------------------
              TOTAL:                           1,431    109,679,778.16         100     76,646     10.893         0      0
              ------------------------------------------------------------------------------------------------------------

                                                                                             WTD         WTD
                                                                                             AVG         AVG
                                             WTD            WTD                              COMB        COMB
                                             AVG   WTD      AVG             WTD    WTD       ORIG        ORIG
                                             MOS   AVG     STATED    WTD    AVG    AVG       LTV         LTV
                                             TO    ORIG    REMAIN    AVG   ORIG    CURR    EXCLUDES    INCLUDES
              MORGAGE INSURANCE FLAG        ROLL   TERM     TERM     AGE    LTV    LTV     JR LIENS    JR LIENS
              (CDPMICOMPFLAG)
              --------------------------------------------------------------------------------------------------
              N                                 0  330.8      330.2   0.6    70.5   70.5        71.09      71.12
              --------------------------------------------------------------------------------------------------
              Y                                 0  350.7      350.2   0.6    87.8   87.7        87.86      87.84
              --------------------------------------------------------------------------------------------------
              TOTAL:                            0  333.4      332.9   0.6    72.8   72.8        73.31      73.34
              --------------------------------------------------------------------------------------------------


TOP

--------------------------------------------------------------------------------

15. MORGAGE INSURANCE TYPE (CDPMITYPE)



                                                                          % OF                                      WTD
                                            NUMBER         TOTAL          TOTAL       AVG        WTD        WTD     AVG
                                              OF          CURRENT        CURRENT    CURRENT      AVG        AVG     MAX
              MORGAGE INSURANCE TYPE        LOANS         BALANCE        BALANCE    BALANCE     COUPON    MARGIN    RATE
              (CDPMITYPE)
              ------------------------------------------------------------------------------------------------------------
              Lender Paid MI                     159     14,561,941.72       13.28     91,585     11.081         0      0
              ------------------------------------------------------------------------------------------------------------
                                               1,272     95,117,836.44       86.72     74,778     10.864         0      0
              ------------------------------------------------------------------------------------------------------------
              TOTAL:                           1,431    109,679,778.16         100     76,646     10.893         0      0
              ------------------------------------------------------------------------------------------------------------

                                                                                             WTD         WTD
                                                                                             AVG         AVG
                                             WTD            WTD                              COMB        COMB
                                             AVG   WTD      AVG             WTD    WTD       ORIG        ORIG
                                             MOS   AVG     STATED    WTD    AVG    AVG       LTV         LTV
                                             TO    ORIG    REMAIN    AVG   ORIG    CURR    EXCLUDES    INCLUDES
              MORGAGE INSURANCE TYPE        ROLL   TERM     TERM     AGE    LTV    LTV     JR LIENS    JR LIENS
              (CDPMITYPE)
              --------------------------------------------------------------------------------------------------
              Lender Paid MI                    0  350.7      350.2   0.6    87.8   87.7        87.86      87.84
              --------------------------------------------------------------------------------------------------
                                                0  330.8      330.2   0.6    70.5   70.5        71.09      71.12
              --------------------------------------------------------------------------------------------------
              TOTAL:                            0  333.4      332.9   0.6    72.8   72.8        73.31      73.34
              --------------------------------------------------------------------------------------------------


TOP

--------------------------------------------------------------------------------

16. SECTION 32 (CDSECTION32)



                                                                          % OF                                      WTD
                                            NUMBER         TOTAL          TOTAL       AVG        WTD        WTD     AVG
                                              OF          CURRENT        CURRENT    CURRENT      AVG        AVG     MAX
              SECTION 32 (CDSECTION32)      LOANS         BALANCE        BALANCE    BALANCE     COUPON    MARGIN    RATE
              ------------------------------------------------------------------------------------------------------------
              Not High Cost                    1,431    109,679,778.16         100     76,646     10.893         0      0
              ------------------------------------------------------------------------------------------------------------
              TOTAL:                           1,431    109,679,778.16         100     76,646     10.893         0      0
              ------------------------------------------------------------------------------------------------------------

                                                                                             WTD         WTD
                                                                                             AVG         AVG
                                             WTD            WTD                              COMB        COMB
                                             AVG   WTD      AVG             WTD    WTD       ORIG        ORIG
                                             MOS   AVG     STATED    WTD    AVG    AVG       LTV         LTV
                                             TO    ORIG    REMAIN    AVG   ORIG    CURR    EXCLUDES    INCLUDES
              SECTION 32 (CDSECTION32)      ROLL   TERM     TERM     AGE    LTV    LTV     JR LIENS    JR LIENS
              --------------------------------------------------------------------------------------------------
              Not High Cost                     0  333.4      332.9   0.6    72.8   72.8        73.31      73.34
              --------------------------------------------------------------------------------------------------
              TOTAL:                            0  333.4      332.9   0.6    72.8   72.8        73.31      73.34
              --------------------------------------------------------------------------------------------------


TOP

--------------------------------------------------------------------------------

17. ADJUSTMENT TYPE (CDADJTYPE)



                                                                          % OF                                      WTD
                                            NUMBER         TOTAL          TOTAL       AVG        WTD        WTD     AVG
                                              OF          CURRENT        CURRENT    CURRENT      AVG        AVG     MAX
              ADJUSTMENT TYPE (CDADJTYPE)   LOANS         BALANCE        BALANCE    BALANCE     COUPON    MARGIN    RATE
              ------------------------------------------------------------------------------------------------------------
              Fixed Rate                       1,431    109,679,778.16         100     76,646     10.893         0      0
              ------------------------------------------------------------------------------------------------------------
              TOTAL:                           1,431    109,679,778.16         100     76,646     10.893         0      0
              ------------------------------------------------------------------------------------------------------------

                                                                                             WTD         WTD
                                                                                             AVG         AVG
                                             WTD            WTD                              COMB        COMB
                                             AVG   WTD      AVG             WTD    WTD       ORIG        ORIG
                                             MOS   AVG     STATED    WTD    AVG    AVG       LTV         LTV
                                             TO    ORIG    REMAIN    AVG   ORIG    CURR    EXCLUDES    INCLUDES
              ADJUSTMENT TYPE (CDADJTYPE)   ROLL   TERM     TERM     AGE    LTV    LTV     JR LIENS    JR LIENS
              --------------------------------------------------------------------------------------------------
              Fixed Rate                        0  333.4      332.9   0.6    72.8   72.8        73.31      73.34
              --------------------------------------------------------------------------------------------------
              TOTAL:                            0  333.4      332.9   0.6    72.8   72.8        73.31      73.34
              --------------------------------------------------------------------------------------------------


TOP

--------------------------------------------------------------------------------

18. BALLOON (CDBALLOON)



                                                                          % OF                                      WTD
                                            NUMBER         TOTAL          TOTAL       AVG        WTD        WTD     AVG
                                              OF          CURRENT        CURRENT    CURRENT      AVG        AVG     MAX
              BALLOON (CDBALLOON)           LOANS         BALANCE        BALANCE    BALANCE     COUPON    MARGIN    RATE
              ------------------------------------------------------------------------------------------------------------
              Balloon                              2        103,609.81        0.09     51,805     11.425         0      0
              ------------------------------------------------------------------------------------------------------------
              Non-Balloon                      1,429    109,576,168.35       99.91     76,680     10.892         0      0
              ------------------------------------------------------------------------------------------------------------
              TOTAL:                           1,431    109,679,778.16         100     76,646     10.893         0      0
              ------------------------------------------------------------------------------------------------------------

                                                                                             WTD         WTD
                                                                                             AVG         AVG
                                             WTD            WTD                              COMB        COMB
                                             AVG   WTD      AVG             WTD    WTD       ORIG        ORIG
                                             MOS   AVG     STATED    WTD    AVG    AVG       LTV         LTV
                                             TO    ORIG    REMAIN    AVG   ORIG    CURR    EXCLUDES    INCLUDES
              BALLOON (CDBALLOON)           ROLL   TERM     TERM     AGE    LTV    LTV     JR LIENS    JR LIENS
              --------------------------------------------------------------------------------------------------
              Balloon                           0  142.3         80    62    58.3   56.1        67.86      68.03
              --------------------------------------------------------------------------------------------------
              Non-Balloon                       0  333.6      333.1   0.5    72.8   72.8        73.32      73.35
              --------------------------------------------------------------------------------------------------
              TOTAL:                            0  333.4      332.9   0.6    72.8   72.8        73.31      73.34
              --------------------------------------------------------------------------------------------------


TOP

--------------------------------------------------------------------------------

19. ORIGINAL TERM (TERMORIG)



                                                                          % OF                                      WTD
                                            NUMBER         TOTAL          TOTAL       AVG        WTD        WTD     AVG
                                              OF          CURRENT        CURRENT    CURRENT      AVG        AVG     MAX
              ORIGINAL TERM (TERMORIG)      LOANS         BALANCE        BALANCE    BALANCE     COUPON    MARGIN    RATE
              ------------------------------------------------------------------------------------------------------------
              61 - 120                            18        668,920.67        0.61     37,162     10.669         0      0
              ------------------------------------------------------------------------------------------------------------
              121 - 180                          261     12,836,059.44        11.7     49,180     11.089         0      0
              ------------------------------------------------------------------------------------------------------------
              181 - 240                           58      3,641,475.50        3.32     62,784     10.603         0      0
              ------------------------------------------------------------------------------------------------------------
              241 - 300                            1        122,000.00        0.11    122,000       9.99         0      0
              ------------------------------------------------------------------------------------------------------------
              301 - 360                        1,093     92,411,322.55       84.26     84,548      10.88         0      0
              ------------------------------------------------------------------------------------------------------------
              TOTAL:                           1,431    109,679,778.16         100     76,646     10.893         0      0
              ------------------------------------------------------------------------------------------------------------

                                                                                             WTD         WTD
                                                                                             AVG         AVG
                                             WTD            WTD                              COMB        COMB
                                             AVG   WTD      AVG             WTD    WTD       ORIG        ORIG
                                             MOS   AVG     STATED    WTD    AVG    AVG       LTV         LTV
                                             TO    ORIG    REMAIN    AVG   ORIG    CURR    EXCLUDES    INCLUDES
              ORIGINAL TERM (TERMORIG)      ROLL   TERM     TERM     AGE    LTV    LTV     JR LIENS    JR LIENS
              ---------------------------------------------------------------------------------------------------
              61 - 120                          0    120      110.1   9.9    50.5   50.1        54.19      53.95
              ---------------------------------------------------------------------------------------------------
              121 - 180                         0    180      179.5   0.5    67.4   67.2        68.64      68.56
              ---------------------------------------------------------------------------------------------------
              181 - 240                         0    240      239.1   0.9    65.7   65.6        72.65      72.57
              ---------------------------------------------------------------------------------------------------
              241 - 300                         0    300        300     0      78     78           78      77.96
              ---------------------------------------------------------------------------------------------------
              301 - 360                         0    360      359.5   0.5      74     74        74.12      74.17
              ---------------------------------------------------------------------------------------------------
              TOTAL:                            0  333.4      332.9   0.6    72.8   72.8        73.31      73.34
              ---------------------------------------------------------------------------------------------------

Minimum: 120
Maximum: 360
Weighted Average: 333.4

TOP

--------------------------------------------------------------------------------

20. SEASONING (TERMSEASON)



                                                                          % OF                                      WTD
                                            NUMBER         TOTAL          TOTAL       AVG        WTD        WTD     AVG
                                              OF          CURRENT        CURRENT    CURRENT      AVG        AVG     MAX
              SEASONING (TERMSEASON)        LOANS         BALANCE        BALANCE    BALANCE     COUPON    MARGIN    RATE
              ------------------------------------------------------------------------------------------------------------
              < = 0                              906     67,156,924.76       61.23     74,125     10.921         0      0
              ------------------------------------------------------------------------------------------------------------
              1 - 12                             523     42,446,177.15        38.7     81,159     10.849         0      0
              ------------------------------------------------------------------------------------------------------------
              97 - 108                             2         76,676.25        0.07     38,338     10.417         0      0
              ------------------------------------------------------------------------------------------------------------
              TOTAL:                           1,431    109,679,778.16         100     76,646     10.893         0      0
              ------------------------------------------------------------------------------------------------------------

                                                                                             WTD         WTD
                                                                                             AVG         AVG
                                             WTD            WTD                              COMB        COMB
                                             AVG   WTD      AVG             WTD    WTD       ORIG        ORIG
                                             MOS   AVG     STATED    WTD    AVG    AVG       LTV         LTV
                                             TO    ORIG    REMAIN    AVG   ORIG    CURR    EXCLUDES    INCLUDES
              SEASONING (TERMSEASON)        ROLL   TERM     TERM     AGE    LTV    LTV     JR LIENS    JR LIENS
              --------------------------------------------------------------------------------------------------
              < = 0                             0  330.6      330.6     0    73.3   73.2        73.42      73.41
              --------------------------------------------------------------------------------------------------
              1 - 12                            0  338.3        337   1.3    72.2   72.1        73.16      73.24
              --------------------------------------------------------------------------------------------------
              97 - 108                          0  129.1       31.1    98    45.8   42.1        64.64      64.87
              --------------------------------------------------------------------------------------------------
              TOTAL:                            0  333.4      332.9   0.6    72.8   72.8        73.31      73.34
              --------------------------------------------------------------------------------------------------


Minimum: 0
Maximum: 98
Weighted Average: 0.6

TOP

--------------------------------------------------------------------------------

21. REMAINING TERM TO STATED MATURITY (TERMSTDREM)



                                                                          % OF                                      WTD
                                            NUMBER         TOTAL          TOTAL       AVG        WTD        WTD     AVG
              REMAINING TERM                  OF          CURRENT        CURRENT    CURRENT      AVG        AVG     MAX
              TO STATED MATURITY            LOANS         BALANCE        BALANCE    BALANCE     COUPON    MARGIN    RATE
              (TERMSTDREM)
              ------------------------------------------------------------------------------------------------------------
              1 - 60                               1         65,109.81        0.06     65,110       10.5         0      0
              ------------------------------------------------------------------------------------------------------------
              61 - 120                            18        615,377.30        0.56     34,188     10.673         0      0
              ------------------------------------------------------------------------------------------------------------
              121 - 180                          260     12,824,493.00       11.69     49,325      11.09         0      0
              ------------------------------------------------------------------------------------------------------------
              181 - 240                           58      3,641,475.50        3.32     62,784     10.603         0      0
              ------------------------------------------------------------------------------------------------------------
              241 - 300                            1        122,000.00        0.11    122,000       9.99         0      0
              ------------------------------------------------------------------------------------------------------------

                                                                                             WTD         WTD
                                                                                             AVG         AVG
                                             WTD            WTD                              COMB        COMB
                                             AVG   WTD      AVG             WTD    WTD       ORIG        ORIG
                                             MOS   AVG     STATED    WTD    AVG    AVG       LTV         LTV
              REMAINING TERM                 TO    ORIG    REMAIN    AVG   ORIG    CURR    EXCLUDES    INCLUDES
              TO STATED MATURITY            ROLL   TERM     TERM     AGE    LTV    LTV     JR LIENS    JR LIENS
              (TERMSTDREM)
              --------------------------------------------------------------------------------------------------
              1 - 60                            0    120         22    98    51.4   47.9         66.6      66.87
              --------------------------------------------------------------------------------------------------
              61 - 120                          0  121.1      118.9   2.2    49.7   49.5        52.86      52.58
              --------------------------------------------------------------------------------------------------
              121 - 180                         0    180      179.6   0.4    67.5   67.3        68.65      68.57
              --------------------------------------------------------------------------------------------------
              181 - 240                         0    240      239.1   0.9    65.7   65.6        72.65      72.57
              --------------------------------------------------------------------------------------------------
              241 - 300                         0    300        300     0      78     78           78      77.96
              --------------------------------------------------------------------------------------------------


              301 - 360                        1,093     92,411,322.55       84.26     84,548      10.88         0      0
              TOTAL:                           1,431    109,679,778.16         100     76,646     10.893         0      0

              301 - 360                         0    360      359.5   0.5      74     74        74.12      74.17
              TOTAL:                            0  333.4      332.9   0.6    72.8   72.8        73.31      73.34

Minimum: 22
Maximum: 360
Weighted Average: 332.9

TOP

--------------------------------------------------------------------------------

22. CALCULATED REMAINING TERM (TERMCALCREM)



                                                                          % OF                                      WTD
                                            NUMBER         TOTAL          TOTAL       AVG        WTD        WTD     AVG
                                              OF          CURRENT        CURRENT    CURRENT      AVG        AVG     MAX
              CALCULATED REMAINING TERM     LOANS         BALANCE        BALANCE    BALANCE     COUPON    MARGIN    RATE
              (TERMCALCREM)
              ------------------------------------------------------------------------------------------------------------
              61 - 120                            18        615,377.30        0.56     34,188     10.673         0      0
              ------------------------------------------------------------------------------------------------------------
              121 - 180                          259     12,785,993.00       11.66     49,367     11.085         0      0
              ------------------------------------------------------------------------------------------------------------
              181 - 240                           58      3,641,475.50        3.32     62,784     10.603         0      0
              ------------------------------------------------------------------------------------------------------------
              241 - 300                            2        187,109.81        0.17     93,555     10.167         0      0
              ------------------------------------------------------------------------------------------------------------
              301 - 360                        1,094     92,449,822.55       84.29     84,506     10.881         0      0
              ------------------------------------------------------------------------------------------------------------
              TOTAL:                           1,431    109,679,778.16         100     76,646     10.893         0      0
              ------------------------------------------------------------------------------------------------------------

                                                                                             WTD         WTD
                                                                                             AVG         AVG
                                             WTD            WTD                              COMB        COMB
                                             AVG   WTD      AVG             WTD    WTD       ORIG        ORIG
                                             MOS   AVG     STATED    WTD    AVG    AVG       LTV         LTV
                                             TO    ORIG    REMAIN    AVG   ORIG    CURR    EXCLUDES    INCLUDES
              CALCULATED REMAINING TERM     ROLL   TERM     TERM     AGE    LTV    LTV     JR LIENS    JR LIENS
              (TERMCALCREM)
              --------------------------------------------------------------------------------------------------
              61 - 120                          0  121.1      118.9   2.2    49.7   49.5        52.86      52.58
              --------------------------------------------------------------------------------------------------
              121 - 180                         0    180      179.6   0.4    67.5   67.3        68.65      68.57
              --------------------------------------------------------------------------------------------------
              181 - 240                         0    240      239.1   0.9    65.7   65.6        72.65      72.57
              --------------------------------------------------------------------------------------------------
              241 - 300                         0  237.4      203.3    34    68.7   67.5        74.03       74.1
              --------------------------------------------------------------------------------------------------
              301 - 360                         0  359.9      359.4   0.5      74     74        74.12      74.17
              --------------------------------------------------------------------------------------------------
              TOTAL:                            0  333.4      332.9   0.6    72.8   72.8        73.31      73.34
              --------------------------------------------------------------------------------------------------

Minimum: 83
Maximum: 360
Weighted Average: 333.025

TOP

--------------------------------------------------------------------------------

23. FIRST PAYMENT DATE (DATEFPAY)



                                                                          % OF                                      WTD
              FIRST                         NUMBER         TOTAL          TOTAL       AVG        WTD        WTD     AVG
              PAYMENT                         OF          CURRENT        CURRENT    CURRENT      AVG        AVG     MAX
              DATE (DATEFPAY)               LOANS         BALANCE        BALANCE    BALANCE     COUPON    MARGIN    RATE
              ------------------------------------------------------------------------------------------------------------
              1992                                 2         76,676.25        0.07     38,338     10.417         0      0
              ------------------------------------------------------------------------------------------------------------
              1999                                 2        125,990.10        0.11     62,995     10.172         0      0
              ------------------------------------------------------------------------------------------------------------
              2000                             1,283     99,040,141.81        90.3     77,194      10.88         0      0
              ------------------------------------------------------------------------------------------------------------
              2001                               144     10,436,970.00        9.52     72,479     11.031         0      0
              ------------------------------------------------------------------------------------------------------------
              TOTAL:                           1,431    109,679,778.16         100     76,646     10.893         0      0
              ------------------------------------------------------------------------------------------------------------

                                                                                             WTD         WTD
                                                                                             AVG         AVG
                                             WTD            WTD                              COMB        COMB
                                             AVG   WTD      AVG             WTD    WTD       ORIG        ORIG
              FIRST                          MOS   AVG     STATED    WTD    AVG    AVG       LTV         LTV
              PAYMENT                        TO    ORIG    REMAIN    AVG   ORIG    CURR    EXCLUDES    INCLUDES
              DATE (DATEFPAY)               ROLL   TERM     TERM     AGE    LTV    LTV     JR LIENS    JR LIENS
              --------------------------------------------------------------------------------------------------
              1992                              0  129.1       31.1    98    45.8   42.1        64.64      64.87
              --------------------------------------------------------------------------------------------------
              1999                              0    360        348    12    74.5     74        74.43      74.51
              --------------------------------------------------------------------------------------------------
              2000                              0  334.3      333.8   0.5    72.8   72.8        73.34      73.36
              --------------------------------------------------------------------------------------------------
              2001                              0    326        326     0    73.1   73.1         73.1      73.16
              --------------------------------------------------------------------------------------------------
              TOTAL:                            0  333.4      332.9   0.6    72.8   72.8        73.31      73.34
              --------------------------------------------------------------------------------------------------

Minimum: 1992-10-03
Maximum: 2001-01-01
Weighted Average: 2000-11-17

TOP

--------------------------------------------------------------------------------

24. PAID THRU DATE (DATEPDTH)



                                                                          % OF                                      WTD
              PAID                          NUMBER         TOTAL          TOTAL       AVG        WTD        WTD     AVG
              THRU                            OF          CURRENT        CURRENT    CURRENT      AVG        AVG     MAX
              DATE (DATEPDTH)               LOANS         BALANCE        BALANCE    BALANCE     COUPON    MARGIN    RATE
              ------------------------------------------------------------------------------------------------------------
              2000-09                              5        295,143.00        0.27     59,029     13.008         0      0
              ------------------------------------------------------------------------------------------------------------
              2000-10                             83      6,909,017.75         6.3     83,241     11.437         0      0
              ------------------------------------------------------------------------------------------------------------
              2000-11                          1,170     90,276,127.16       82.31     77,159     10.828         0      0
              ------------------------------------------------------------------------------------------------------------
              2000-12                            169     12,090,051.44       11.02     71,539      11.01         0      0
              ------------------------------------------------------------------------------------------------------------
              2001-01                              3         92,246.01        0.08     30,749     11.819         0      0
              ------------------------------------------------------------------------------------------------------------
              2001-03                              1         17,192.80        0.02     17,193        8.9         0      0
              ------------------------------------------------------------------------------------------------------------
              TOTAL:                           1,431    109,679,778.16         100     76,646     10.893         0      0
              ------------------------------------------------------------------------------------------------------------

                                                                                             WTD         WTD
                                                                                             AVG         AVG
                                             WTD            WTD                              COMB        COMB
                                             AVG   WTD      AVG             WTD    WTD       ORIG        ORIG
              PAID                           MOS   AVG     STATED    WTD    AVG    AVG       LTV         LTV
              THRU                           TO    ORIG    REMAIN    AVG   ORIG    CURR    EXCLUDES    INCLUDES
              DATE (DATEPDTH)               ROLL   TERM     TERM     AGE    LTV    LTV     JR LIENS    JR LIENS
              --------------------------------------------------------------------------------------------------
              2000-09                           0  319.5      310.6   8.9    60.2   59.5        69.11      69.29
              --------------------------------------------------------------------------------------------------
              2000-10                           0  346.1      344.4   1.7      72   71.8         73.3      73.56
              --------------------------------------------------------------------------------------------------
              2000-11                           0  333.5        333   0.5    72.9   72.9        73.37      73.38
              --------------------------------------------------------------------------------------------------
              2000-12                           0  326.5      326.4   0.1      73     73        73.11      73.14
              --------------------------------------------------------------------------------------------------
              2001-01                           0  223.2      222.8   0.4      66   65.5        66.57      65.98
              --------------------------------------------------------------------------------------------------
              2001-03                           0    360        360     0    9.35   9.29           10       9.35
              --------------------------------------------------------------------------------------------------
              TOTAL:                            0  333.4      332.9   0.6    72.8   72.8        73.31      73.34
              --------------------------------------------------------------------------------------------------

Minimum: 2000-09-01
Maximum: 2001-03-01
Weighted Average: 2000-11-02

TOP

--------------------------------------------------------------------------------

25. MONTHS DELINQUENT (DELMONTH)



                                                                          % OF                                      WTD
                                            NUMBER         TOTAL          TOTAL       AVG        WTD        WTD     AVG
              MONTHS                          OF          CURRENT        CURRENT    CURRENT      AVG        AVG     MAX
              DELINQUENT (DELMONTH)         LOANS         BALANCE        BALANCE    BALANCE     COUPON    MARGIN    RATE
              -----------------------------------------------------------------------------------------------------------
              0                                1,426    109,384,635.16       99.73     76,707     10.887         0      0
              -----------------------------------------------------------------------------------------------------------
              1                                    5        295,143.00        0.27     59,029     13.008         0      0
              -----------------------------------------------------------------------------------------------------------
              TOTAL:                           1,431    109,679,778.16         100     76,646     10.893         0      0
              -----------------------------------------------------------------------------------------------------------

                                                                                             WTD         WTD
                                                                                             AVG         AVG
                                             WTD            WTD                              COMB        COMB
                                             AVG   WTD      AVG             WTD    WTD       ORIG        ORIG
                                             MOS   AVG     STATED    WTD    AVG    AVG       LTV         LTV
              MONTHS                         TO    ORIG    REMAIN    AVG   ORIG    CURR    EXCLUDES    INCLUDES
              DELINQUENT (DELMONTH)         ROLL   TERM     TERM     AGE    LTV    LTV     JR LIENS    JR LIENS
              --------------------------------------------------------------------------------------------------
              0                                 0  333.5      332.9   0.5    72.9   72.8        73.32      73.35
              --------------------------------------------------------------------------------------------------
              1                                 0  319.5      310.6   8.9    60.2   59.5        69.11      69.29
              --------------------------------------------------------------------------------------------------
              TOTAL:                            0  333.4      332.9   0.6    72.8   72.8        73.31      73.34
              --------------------------------------------------------------------------------------------------

Minimum: 0
Maximum: 1
Weighted Average: 0.0

Top
-------------------------------------------------------
26. GEOGRAPHIC DISTRIBUTION BY STATE (ADDPSTATE)


                                                                                                                    WTD       WTD
                                                                                                                    AVG       AVG
                                                                             WTD          WTD                       COMB      COMB
GEOGRAPHIC                            % OF                             WTD   AVG   WTD    AVG          WTD   WTD    ORIG      ORIG
DISTRIBUTION  NUMBER      TOTAL       TOTAL     AVG     WTD      WTD   AVG   MOS   AVG   STATED  WTD   AVG   AVG    LTV       LTV
BY STATE        OF       CURRENT     CURRENT  CURRENT   AVG      AVG   MAX    TO   ORIG  REMAIN  AVG  ORIG  CURR  EXCLUDES  INCLUDES
(ADDPSTATE)    LOANS     BALANCE     BALANCE  BALANCE  COUPON  MARGIN  RATE  ROLL  TERM   TERM   AGE   LTV   LTV  JR LIENS  JR LIENS
------------------------------------------------------------------------------------------------------------------------------------
Arizona           25   1,494,846.40   1.36     59,794  10.533       0    0     0  323.7   323.1  0.6  71.9  71.8     73.82    73.68
------------------------------------------------------------------------------------------------------------------------------------
Arkansas           2      95,663.25   0.09     47,832  11.929       0    0     0  275.3   275.3    0  67.4  67.1     67.45    67.42
------------------------------------------------------------------------------------------------------------------------------------
California       191  23,395,118.57  21.33    122,488  10.041       0    0     0  346.4   345.4    1  70.9  70.9     71.85     71.8
------------------------------------------------------------------------------------------------------------------------------------
Colorado           9     872,106.75    0.8     96,901   10.27       0    0     0    360   359.6  0.4  70.1  70.1     70.27    70.13
------------------------------------------------------------------------------------------------------------------------------------
Connecticut        6     451,575.58   0.41     75,263  12.246       0    0     0  354.7   354.6  0.1  68.5  68.5     68.62     68.5
------------------------------------------------------------------------------------------------------------------------------------
Delaware           1      70,500.00   0.06     70,500    10.5       0    0     0    180     180    0    75    75        75       75
------------------------------------------------------------------------------------------------------------------------------------
District of
  Columbia         4     477,864.69   0.44    119,466  11.537       0    0     0    360   359.9  0.1    77    77     76.97    76.97
------------------------------------------------------------------------------------------------------------------------------------
Florida           97   6,549,250.74   5.97     67,518  11.075       0    0     0  336.6     336  0.7  77.6  77.6     77.97    78.26
------------------------------------------------------------------------------------------------------------------------------------
Georgia           21   1,584,535.64   1.44     75,454  12.004       0    0     0  342.5     342  0.4  68.3  68.3     68.46    68.29
------------------------------------------------------------------------------------------------------------------------------------
Hawaii            18   1,926,148.53   1.76    107,008  10.117       0    0     0  337.4   336.6  0.8  72.3  72.2     72.28     73.2
------------------------------------------------------------------------------------------------------------------------------------
Idaho             10     806,872.74   0.74     80,687   9.541       0    0     0    360   359.7  0.3  75.3  75.3     75.46     75.3
------------------------------------------------------------------------------------------------------------------------------------
Illinois          54   4,435,058.33   4.04     82,131  11.357       0    0     0    329   328.5  0.5  76.2  76.2     76.32    76.26
------------------------------------------------------------------------------------------------------------------------------------
Indiana           20   1,163,355.92   1.06     58,168  10.692       0    0     0  317.9   317.5  0.4  77.3  77.3     77.51    77.53
------------------------------------------------------------------------------------------------------------------------------------
Iowa              50   2,836,950.05   2.59     56,739  11.119       0    0     0  312.1   311.4  0.6  75.1    75     76.88       77
------------------------------------------------------------------------------------------------------------------------------------
Kansas             4     140,403.82   0.13     35,101  12.224       0    0     0  250.5   250.2  0.3  72.3  72.2     72.39    72.27
------------------------------------------------------------------------------------------------------------------------------------
Kentucky           4     365,505.80   0.33     91,376   12.23       0    0     0    360   359.5  0.5  79.8  79.8     79.97    79.83
------------------------------------------------------------------------------------------------------------------------------------
Louisiana          7     502,875.77   0.46     71,839  12.486       0    0     0  342.8   341.7  1.1  76.1  75.8      76.1    76.08
------------------------------------------------------------------------------------------------------------------------------------
Maryland           7     569,100.00   0.52     81,300  11.211       0    0     0    360     360    0  72.8  72.5     72.89    72.79
------------------------------------------------------------------------------------------------------------------------------------
Massachusetts      9     838,182.93   0.76     93,131  12.057       0    0     0  345.2   344.6  0.5  63.5  63.5      63.6    63.46
------------------------------------------------------------------------------------------------------------------------------------
Michigan         115   6,900,017.72   6.29     60,000  11.694       0    0     0  350.6   350.1  0.4  73.7  73.7     74.06    73.95
------------------------------------------------------------------------------------------------------------------------------------
Minnesota         21   2,204,463.01   2.01    104,974   9.464       0    0     0  305.8   305.6  0.2  70.7  70.7     71.43     71.2
------------------------------------------------------------------------------------------------------------------------------------
Mississippi        6     291,944.61   0.27     48,657   13.11       0    0     0  344.5     343  1.5  76.1  76.1     76.11    78.56
------------------------------------------------------------------------------------------------------------------------------------
Missouri          58   3,092,779.33   2.82     53,324  11.059       0    0     0  320.4   319.9  0.5  71.7  71.7      71.9    72.29
------------------------------------------------------------------------------------------------------------------------------------
Montana            5     501,532.58   0.46    100,307   9.663       0    0     0  336.3   335.6  0.7  72.1    72     72.22    72.07
------------------------------------------------------------------------------------------------------------------------------------
Nebraska           5     417,220.66   0.38     83,444   10.37       0    0     0  311.9   311.9    0  79.1  79.1     79.07    79.07
------------------------------------------------------------------------------------------------------------------------------------
Nevada            24   2,211,177.38   2.02     92,132  10.403       0    0     0  331.5     331  0.5  71.7  71.6     73.34    73.26
------------------------------------------------------------------------------------------------------------------------------------
New Hampshire      1      42,400.00   0.04     42,400   10.99       0    0     0    360     360    0    80    80        80       80
------------------------------------------------------------------------------------------------------------------------------------
New Jersey        20   2,285,636.56   2.08    114,282  11.546       0    0     0  349.6   349.4  0.3  74.2  74.1     74.27    74.15
------------------------------------------------------------------------------------------------------------------------------------
New Mexico         3     483,381.88   0.44    161,127  10.217       0    0     0    360   358.7  1.3  67.5  67.4     67.54       69
------------------------------------------------------------------------------------------------------------------------------------
New York         102   8,874,121.03   8.09     87,001  11.212       0    0     0  344.6   344.2  0.4  72.1  71.9     72.46    72.46
------------------------------------------------------------------------------------------------------------------------------------
North Carolina    31   2,039,419.25   1.86     65,788  11.347       0    0     0  296.3   295.9  0.3  72.4  72.3     72.57     72.4
------------------------------------------------------------------------------------------------------------------------------------
Ohio              94   6,522,442.43   5.95     69,388  11.361       0    0     0  346.1   345.7  0.4  73.3  73.2     73.38    73.69
------------------------------------------------------------------------------------------------------------------------------------
Oklahoma          27   1,105,250.11   1.01     40,935  11.331       0    0     0  267.3     267  0.3  72.3  72.3     72.48     72.3
------------------------------------------------------------------------------------------------------------------------------------
Oregon            15   1,344,331.23   1.23     89,622  10.024       0    0     0    360   359.7  0.3  73.3  73.3     73.41    73.27
------------------------------------------------------------------------------------------------------------------------------------
Pennsylvania      46   2,435,577.28   2.22     52,947  10.813       0    0     0  344.3     344  0.3  75.1  75.1     75.56    75.92
------------------------------------------------------------------------------------------------------------------------------------
Rhode Island       4     298,982.27   0.27     74,746    9.95       0    0     0  288.7   288.5  0.2  70.5  70.5     70.67    70.45
------------------------------------------------------------------------------------------------------------------------------------
South Carolina     8     379,612.81   0.35     47,452  12.429       0    0     0  327.8   327.5  0.3    69    69     69.16    69.04
------------------------------------------------------------------------------------------------------------------------------------
Tennessee         31   1,669,823.11   1.52     53,865  11.039       0    0     0  296.7   296.3  0.4  72.4  72.4     73.11    72.87
------------------------------------------------------------------------------------------------------------------------------------
Texas            232  14,477,454.17   13.2     62,403  11.322       0    0     0  307.7   307.4  0.2  73.5  73.4      73.8    73.75
------------------------------------------------------------------------------------------------------------------------------------
Utah               9     969,119.68   0.88    107,680  10.586       0    0     0  341.2   340.3  0.9  79.9  79.9     79.92    79.88
------------------------------------------------------------------------------------------------------------------------------------
Virginia           8     388,155.51   0.35     48,519  11.237       0    0     0  299.4   299.2  0.2  68.7  68.7     68.93     68.7
------------------------------------------------------------------------------------------------------------------------------------
Washington        19   1,668,814.58   1.52     87,832   10.41       0    0     0  346.3   345.2  1.1  67.9  67.8     67.97    67.88
------------------------------------------------------------------------------------------------------------------------------------
West Virginia      4     242,305.50   0.22     60,576  11.454       0    0     0  323.6   323.4  0.2  69.5  69.5      69.5    69.48
------------------------------------------------------------------------------------------------------------------------------------
Wisconsin          4     257,899.96   0.24     64,475  10.564       0    0     0  212.6   212.2  0.4  59.1  59.1     59.29    59.07
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:         1,431 109,679,778.16    100     76,646  10.893       0    0     0  333.4   332.9  0.6  72.8  72.8     73.31    73.34
------------------------------------------------------------------------------------------------------------------------------------

Number of States Represented: 44

TOP
-------------------------------------------------------
27. TOP 10 GEOGRAPHIC DISTRIBUTION BY BALANCE (ADDPSTATE)


                                                                                                                    WTD       WTD
                                                                                                                    AVG       AVG
TOP 10                                                                    WTD           WTD                         COMB      COMB
GEOGRAPHIC                             % OF                          WTD  AVG   WTD    AVG           WTD    WTD     ORIG      ORIG
DISTRIBUTION  NUMBER       TOTAL      TOTAL     AVG     WTD     WTD  AVG  MOS   AVG   STATED   WTD   AVG    AVG     LTV       LTV
BY BALANCE      OF        CURRENT    CURRENT  CURRENT   AVG     AVG  MAX  TO    ORIG  REMAIN   AVG  ORIG    CURR  EXCLUDES  INCLUDES
(ADDPSTATE)   LOANS       BALANCE    BALANCE  BALANCE  COUPON MARGIN RATE ROLL  TERM   TERM    AGE   LTV    LTV   JR LIENS  JR LIENS
------------------------------------------------------------------------------------------------------------------------------------
California      191   23,395,118.57   21.33   122,488  10.041      0   0    0  346.4    345.4    1   70.9   70.9     71.85     71.8
------------------------------------------------------------------------------------------------------------------------------------
Texas           232   14,477,454.17    13.2    62,403  11.322      0   0    0  307.7    307.4  0.2   73.5   73.4      73.8    73.75
------------------------------------------------------------------------------------------------------------------------------------
New York        102    8,874,121.03    8.09    87,001  11.212      0   0    0  344.6    344.2  0.4   72.1   71.9     72.46    72.46
------------------------------------------------------------------------------------------------------------------------------------
Michigan        115    6,900,017.72    6.29    60,000  11.694      0   0    0  350.6    350.1  0.4   73.7   73.7     74.06    73.95
------------------------------------------------------------------------------------------------------------------------------------
Florida          97    6,549,250.74    5.97    67,518  11.075      0   0    0  336.6      336  0.7   77.6   77.6     77.97    78.26
------------------------------------------------------------------------------------------------------------------------------------
Ohio             94    6,522,442.43    5.95    69,388  11.361      0   0    0  346.1    345.7  0.4   73.3   73.2     73.38    73.69
------------------------------------------------------------------------------------------------------------------------------------
Illinois         54    4,435,058.33    4.04    82,131  11.357      0   0    0    329    328.5  0.5   76.2   76.2     76.32    76.26
------------------------------------------------------------------------------------------------------------------------------------
Missouri         58    3,092,779.33    2.82    53,324  11.059      0   0    0  320.4    319.9  0.5   71.7   71.7      71.9    72.29
------------------------------------------------------------------------------------------------------------------------------------
Iowa             50    2,836,950.05    2.59    56,739  11.119      0   0    0  312.1    311.4  0.6   75.1     75     76.88       77
------------------------------------------------------------------------------------------------------------------------------------
Pennsylvania     46    2,435,577.28    2.22    52,947  10.813      0   0    0  344.3      344  0.3   75.1   75.1     75.56    75.92
------------------------------------------------------------------------------------------------------------------------------------
Other           392   30,161,008.51    27.5    76,941   10.83      0   0    0  328.2    327.7  0.5   72.1     72     72.45    72.44
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:        1,431  109,679,778.16     100    76,646  10.893      0   0    0  333.4    332.9  0.6   72.8   72.8     73.31    73.34
------------------------------------------------------------------------------------------------------------------------------------


Number of States Represented: 44

Top

28. TOP 10 ZIP CODE CONCENTRATIONS (ADDPZIP)


                                                                                                                  WTD       WTD
                                                                                                                  AVG       AVG
                                                                           WTD          WTD                       COMB      COMB
TOP 10                                % OF                           WTD   AVG   WTD    AVG          WTD  WTD     ORIG      ORIG
ZIP CODE       NUMBER       TOTAL     TOTAL     AVG     WTD     WTD  AVG   MOS   AVG   STATED  WTD   AVG  AVG     LTV       LTV
CONCENTRATIONS   OF        CURRENT   CURRENT  CURRENT   AVG     AVG  MAX   TO    ORIG  REMAIN  AVG  ORIG  CURR  EXCLUDES  INCLUDES
(ADDPZIP)      LOANS       BALANCE   BALANCE  BALANCE  COUPON MARGIN RATE ROLL   TERM   TERM   AGE   LTV  LTV   JR LIENS  JR LIENS
----------------------------------------------------------------------------------------------------------------------------------
33134              1      479,885.25   0.44   479,885  12.803      0   0    0    360      359    1    80    80        80       80
----------------------------------------------------------------------------------------------------------------------------------
55109              4      473,727.80   0.43   118,432   9.227      0   0    0  293.5    293.3  0.2  74.8  74.7     74.89    74.75
----------------------------------------------------------------------------------------------------------------------------------
91107              1      469,085.06   0.43   469,085       9      0   0    0    360      358    2    80  79.9        80       80
----------------------------------------------------------------------------------------------------------------------------------
78746              2      457,690.79   0.42   228,845  11.135      0   0    0    360    359.6  0.4  76.8  76.7     76.76    76.76
----------------------------------------------------------------------------------------------------------------------------------
90703              1      429,788.50   0.39   429,789     9.5      0   0    0    360      359    1  78.2  78.1        79    78.18
----------------------------------------------------------------------------------------------------------------------------------
49203              1      423,864.50   0.39   423,865    11.5      0   0    0    360      359    1    80    80        80       80
----------------------------------------------------------------------------------------------------------------------------------
94605              2      417,905.06   0.38   208,953   9.554      0   0    0    360    359.5  0.5  61.9  61.9     62.25    61.91
----------------------------------------------------------------------------------------------------------------------------------
91784              1      417,256.00   0.38   417,256   10.98      0   0    0    360      360    0    80    80        80    80.41
----------------------------------------------------------------------------------------------------------------------------------
93030              3      394,154.61   0.36   131,385  11.199      0   0    0  311.3    310.5  0.7  67.3  67.2     67.59    67.28
----------------------------------------------------------------------------------------------------------------------------------
96744              2      393,650.00   0.36   196,825   9.453      0   0    0  344.6    343.7  0.9  80.9  80.9     80.85    80.85
----------------------------------------------------------------------------------------------------------------------------------
Other          1,413  105,322,770.59  96.03    74,538  10.912      0   0    0  332.9    332.3  0.5  72.7  72.6     73.19    73.22
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:         1,431  109,679,778.16    100    76,646  10.893      0   0    0  333.4    332.9  0.6  72.8  72.8     73.31    73.34
----------------------------------------------------------------------------------------------------------------------------------

TOP
-------------------------------------------------------
29. PROPERTY TYPE (CDPROPERTY)


                                                                                                                    WTD       WTD
                                                                                                                     AVG       AVG
                                                                            WTD         WTD                         COMB      COMB
                                      % OF                            WTD   AVG  WTD    AVG           WTD   WTD     ORIG      ORIG
               NUMBER       TOTAL     TOTAL     AVG     WTD     WTD   AVG   MOS  AVG   STATED   WTD   AVG   AVG     LTV       LTV
PROPERTY TYPE    OF        CURRENT   CURRENT  CURRENT   AVG     AVG   MAX   TO   ORIG  REMAIN   AVG  ORIG   CURR  EXCLUDES  INCLUDES
(CDPROPERTY)   LOANS       BALANCE   BALANCE  BALANCE  COUPON MARGIN  RATE ROLL  TERM   TERM    AGE   LTV   LTV   JR LIENS  JR LIENS
------------------------------------------------------------------------------------------------------------------------------------
Single Family
  Residence    1,293   99,320,862.47  90.56    76,814  10.883      0    0    0  333.1    332.5  0.5   72.7  72.7    73.21    73.23
------------------------------------------------------------------------------------------------------------------------------------
2 Family          57    4,070,271.56   3.71    71,408   11.35      0    0    0  347.4    346.7  0.7   71.1  70.8     71.3    71.22
------------------------------------------------------------------------------------------------------------------------------------
Townhouse         23    1,835,664.19   1.67    79,811  10.132      0    0    0  345.6      345  0.6   75.8  75.8    75.94    75.78
------------------------------------------------------------------------------------------------------------------------------------
Condo             29    1,644,914.21    1.5    56,721  11.069      0    0    0  311.4    310.8  0.6   76.8  76.8    76.82    78.09
------------------------------------------------------------------------------------------------------------------------------------
4 Family          11    1,307,059.77   1.19   118,824  10.716      0    0    0  356.2    354.8  1.4   76.9  76.8    78.84     78.9
------------------------------------------------------------------------------------------------------------------------------------
3 Family          10      847,666.38   0.77    84,767   11.31      0    0    0  341.5    341.3  0.3   74.1  74.1    74.12    74.06
------------------------------------------------------------------------------------------------------------------------------------
Manufactured
  Housing          8      653,339.58    0.6    81,667   11.02      0    0    0  261.9    261.2  0.7     73    73    73.06    72.97
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:         1,431  109,679,778.16    100    76,646  10.893      0    0    0  333.4    332.9  0.6   72.8  72.8    73.31    73.34
------------------------------------------------------------------------------------------------------------------------------------

TOP
-------------------------------------------------------
30. NUMBER OF UNITS (UNITS)


                                                                                                                WTD       WTD
                                                                                                                AVG       AVG
                                                                          WTD         WTD                       COMB      COMB
NUMBER                             % OF                            WTD    AVG  WTD    AVG         WTD   WTD     ORIG      ORIG
OF       NUMBER        TOTAL      TOTAL     AVG     WTD      WTD   AVG    MOS  AVG   STATED  WTD  AVG   AVG     LTV       LTV
UNITS      OF         CURRENT    CURRENT  CURRENT   AVG      AVG   MAX    TO   ORIG  REMAIN  AVG  ORIG  CURR  EXCLUDES  INCLUDES
(UNITS)  LOANS        BALANCE    BALANCE  BALANCE  COUPON  MARGIN  RATE  ROLL  TERM   TERM   AGE  LTV   LTV   JR LIENS  JR LIENS
--------------------------------------------------------------------------------------------------------------------------------
1        1,353   103,454,780.45   94.32    76,463  10.874       0    0     0  332.5     332  0.5  72.8  72.8     73.32    73.35
--------------------------------------------------------------------------------------------------------------------------------
2           57     4,070,271.56    3.71    71,408   11.35       0    0     0  347.4   346.7  0.7  71.1  70.8      71.3    71.22
--------------------------------------------------------------------------------------------------------------------------------
3           10       847,666.38    0.77    84,767   11.31       0    0     0  341.5   341.3  0.3  74.1  74.1     74.12    74.06
--------------------------------------------------------------------------------------------------------------------------------
4           11     1,307,059.77    1.19   118,824  10.716       0    0     0  356.2   354.8  1.4  76.9  76.8     78.84     78.9
--------------------------------------------------------------------------------------------------------------------------------
TOTAL:   1,431   109,679,778.16     100    76,646  10.893       0    0     0  333.4   332.9  0.6  72.8  72.8     73.31    73.34
--------------------------------------------------------------------------------------------------------------------------------

TOP
------------------------------------------
31. OCCUPANCY (CDOCCUP)

                                                                                                                    WTD        WTD
                                                                                                                    AVG        AVG
                                                                              WTD         WTD                       COMB      COMB
                                       % OF                            WTD    AVG  WTD    AVG          WTD  WTD     ORIG      ORIG
             NUMBER      TOTAL        TOTAL     AVG     WTD      WTD   AVG    MOS  AVG   STATED  WTD   AVG  AVG     LTV       LTV
OCCUPANCY      OF       CURRENT      CURRENT  CURRENT   AVG      AVG   MAX    TO   ORIG  REMAIN  AVG  ORIG  CURR  EXCLUDES  INCLUDES
(CDOCCUP)    LOANS      BALANCE      BALANCE  BALANCE  COUPON  MARGIN  RATE  ROLL  TERM   TERM   AGE   LTV  LTV   JR LIENS  JR LIENS
------------------------------------------------------------------------------------------------------------------------------------
Primary       1,291  101,519,355.58    92.56   78,636  10.852       0     0    0  333.2   332.6  0.6  73.1  73.1     73.65    73.68
------------------------------------------------------------------------------------------------------------------------------------
Investment      134    7,733,861.74     7.05   57,715  11.469       0     0    0  335.4     335  0.5    69  68.8     69.08    69.05
------------------------------------------------------------------------------------------------------------------------------------
Second Home       6      426,560.84     0.39   71,093  10.233       0     0    0  353.7   351.8  1.8  69.8  69.7     69.96    69.82
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:        1,431  109,679,778.16      100   76,646  10.893       0     0    0  333.4   332.9  0.6  72.8  72.8     73.31    73.34
------------------------------------------------------------------------------------------------------------------------------------

TOP
------------------------------------------
32. OCCUPANCY CHECK (1ST FIELDS IS OCCUP STAT, 2ND IS PROPERTY CLASS) (CDOCCUPCHECK)


OCCUPANCY
CHECK (1ST
FIELDS IS                                                                                                           WTD       WTD
OCCUP STAT,                                                                                                         AVG       AVG
2ND IS                                                                        WTD         WTD                       COMB      COMB
PROPERTY                              % OF                             WTD    AVG  WTD    AVG          WTD  WTD     ORIG      ORIG
CLASS)       NUMBER      TOTAL        TOTAL     AVG     WTD      WTD   AVG    MOS  AVG   STATED  WTD   AVG  AVG     LTV       LTV
(CDOCCUP-      OF       CURRENT      CURRENT  CURRENT   AVG      AVG   MAX    TO   ORIG  REMAIN  AVG  ORIG  CURR  EXCLUDES  INCLUDES
CHECK)       LOANS      BALANCE      BALANCE  BALANCE  COUPON  MARGIN  RATE  ROLL  TERM   TERM   AGE   LTV  LTV   JR LIENS  JR LIENS
------------------------------------------------------------------------------------------------------------------------------------
N 2               3      196,724.98     0.18   65,575  10.895       0     0    0    360   357.4  2.6  73.9  73.8     73.98     73.91
------------------------------------------------------------------------------------------------------------------------------------
N 3             132    7,653,861.74     6.98   57,984  11.474       0     0    0  335.2   334.7  0.5    69  68.8     69.07     69.05
------------------------------------------------------------------------------------------------------------------------------------
Y 0               2       76,676.25     0.07   38,338  10.417       0     0    0  129.1    31.1   98  45.8  42.1     64.64     64.87
------------------------------------------------------------------------------------------------------------------------------------
Y 1           1,289  101,442,679.33    92.49   78,699  10.852       0     0    0  333.3   332.9  0.5  73.2  73.1     73.66     73.69
------------------------------------------------------------------------------------------------------------------------------------



Y 2               3      229,835.86     0.21   76,612   9.666       0     0    0  348.3   347.1  1.2  66.3  66.3     66.51     66.31
------------------------------------------------------------------------------------------------------------------------------------
Y 3               2       80,000.00     0.07   40,000  11.072       0     0    0    360     360    0    69    69     69.25     68.98
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:        1,431  109,679,778.16      100   76,646  10.893       0     0    0  333.4   332.9  0.6  72.8  72.8     73.31     73.34
------------------------------------------------------------------------------------------------------------------------------------

TOP
------------------------------------------
33. PURPOSE (CDPURPOSE)

                                                                                                                    WTD       WTD
                                                                                                                    AVG       AVG
                                                                             WTD          WTD                       COMB      COMB
                                      % OF                             WTD   AVG   WTD    AVG          WTD  WTD     ORIG      ORIG
             NUMBER       TOTAL       TOTAL    AVG     WTD      WTD    AVG   MOS   AVG   STATED  WTD   AVG  AVG     LTV       LTV
PURPOSE       OF        CURRENT     CURRENT  CURRENT   AVG      AVG    MAX   TO    ORIG  REMAIN  AVG  ORIG  CURR  EXCLUDES  INCLUDES
(CDPURPOSE)  LOANS       BALANCE     BALANCE  BALANCE  COUPON  MARGIN  RATE  ROLL  TERM   TERM   AGE   LTV  LTV   JR LIENS  JR LIENS
------------------------------------------------------------------------------------------------------------------------------------
Refinance -
Cashout         998   74,925,848.77    68.31   75,076  10.816       0    0     0  329.4   328.8  0.6  71.6  71.5     72.15     72.09
------------------------------------------------------------------------------------------------------------------------------------
Refinance -
Rate Term       302   23,563,370.01    21.48   78,024  10.802       0    0     0  338.1   337.5  0.6  73.8  73.7     74.12     73.99
------------------------------------------------------------------------------------------------------------------------------------
Purchase        131   11,190,559.38     10.2   85,424  11.602       0    0     0  350.6   350.1  0.5  79.1  79.1     79.39     80.36
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:        1,431  109,679,778.16      100   76,646  10.893       0    0     0  333.4   332.9  0.6  72.8  72.8     73.31     73.34
------------------------------------------------------------------------------------------------------------------------------------

TOP
------------------------------------------
34. DOCUMENTATION LEVEL (CDDOCTYPE)

                                                                                                                    WTD       WTD
                                                                                                                    AVG       AVG
                                                                             WTD          WTD                       COMB      COMB
                                      % OF                             WTD   AVG   WTD    AVG          WTD  WTD     ORIG      ORIG
DOCUMENTATION  NUMBER      TOTAL      TOTAL     AVG     WTD      WTD   AVG   MOS   AVG   STATED  WTD   AVG  AVG     LTV       LTV
LEVEL           OF        CURRENT    CURRENT  CURRENT   AVG      AVG   MAX    TO   ORIG  REMAIN  AVG  ORIG  CURR  EXCLUDES  INCLUDES
(CDDOCTYPE)    LOANS      BALANCE    BALANCE  BALANCE  COUPON  MARGIN  RATE  ROLL  TERM   TERM   AGE   LTV  LTV   JR LIENS  JR LIENS
------------------------------------------------------------------------------------------------------------------------------------

Full           1,216   91,185,038.63   83.14   74,988  10.874       0    0     0  333.4   332.9  0.5  73.4  73.3     73.89    73.92
------------------------------------------------------------------------------------------------------------------------------------
No Income
Verifier         107    9,351,272.06    8.53   87,395  11.356       0    0     0  334.6   333.3  1.3  69.6  69.5     69.81    69.92
------------------------------------------------------------------------------------------------------------------------------------
Light            108    9,143,467.47    8.34   84,662  10.612       0    0     0  332.7     332  0.6  70.7  70.6     71.15    71.03
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:         1,431  109,679,778.16     100   76,646  10.893       0    0     0  333.4   332.9  0.6  72.8  72.8     73.31    73.34
------------------------------------------------------------------------------------------------------------------------------------

TOP
------------------------------------------
35. BACK RATIO (DTIBACK)



                                                                                                WTD
                                               % OF                                      WTD    AVG
                 NUMBER         TOTAL          TOTAL       AVG        WTD        WTD     AVG    MOS
BACK               OF          CURRENT        CURRENT    CURRENT      AVG        AVG     MAX    TO
RATIO (DTIBACK)  LOANS         BALANCE        BALANCE    BALANCE     COUPON    MARGIN    RATE  ROLL
-----------------------------------------------------------------------------------------------------
   < = 0                5        651,874.93        0.59    130,375      9.919         0      0     0
-----------------------------------------------------------------------------------------------------
0.01 - 5.00             5        423,384.10        0.39     84,677      9.763         0      0     0
-----------------------------------------------------------------------------------------------------
5.01 - 10.00           12        971,410.73        0.89     80,951     10.435         0      0     0
-----------------------------------------------------------------------------------------------------
10.01 - 15.00          41      2,250,406.76        2.05     54,888     11.833         0      0     0
-----------------------------------------------------------------------------------------------------
15.01 - 20.00          91      4,721,444.77         4.3     51,884     11.102         0      0     0
-----------------------------------------------------------------------------------------------------
20.01 - 25.00         129      7,865,079.44        7.17     60,970     11.237         0      0     0
-----------------------------------------------------------------------------------------------------
25.01 - 30.00         167     12,001,998.99       10.94     71,868     11.011         0      0     0
-----------------------------------------------------------------------------------------------------
30.01 - 35.00         188     14,515,149.28       13.23     77,208     10.718         0      0     0
-----------------------------------------------------------------------------------------------------
35.01 - 40.00         261     19,029,567.79       17.35     72,910     10.861         0      0     0
-----------------------------------------------------------------------------------------------------
40.01 - 45.00         266     21,892,141.09       19.96     82,301     10.903         0      0     0
-----------------------------------------------------------------------------------------------------
45.01 - 50.00         127     11,491,326.60       10.48     90,483     11.124         0      0     0
-----------------------------------------------------------------------------------------------------
50.01 - 55.00          77      6,932,270.71        6.32     90,029     10.681         0      0     0
-----------------------------------------------------------------------------------------------------
55.01 - 60.00          27      3,010,310.88        2.74    111,493     10.594         0      0     0
-----------------------------------------------------------------------------------------------------
60.01 - 65.00          15      1,403,691.73        1.28     93,579     10.097         0      0     0
-----------------------------------------------------------------------------------------------------
65.01 - 70.00           5        467,890.22        0.43     93,578      9.779         0      0     0
-----------------------------------------------------------------------------------------------------
70.01 - 75.00           1        238,000.00        0.22    238,000      9.125         0      0     0
-----------------------------------------------------------------------------------------------------
80.01 - 85.00           3        339,372.83        0.31    113,124     10.634         0      0     0
-----------------------------------------------------------------------------------------------------
85.01 - 90.00           3        752,285.06        0.69    250,762     10.318         0      0     0
-----------------------------------------------------------------------------------------------------
95.01 - 100.00          8        722,172.25        0.66     90,272     10.267         0      0     0
-----------------------------------------------------------------------------------------------------
TOTAL:              1,431    109,679,778.16         100     76,646     10.893         0      0     0
-----------------------------------------------------------------------------------------------------



                                                            WTD         WTD
                                                            AVG         AVG
                           WTD                              COMB        COMB
                  WTD      AVG             WTD    WTD       ORIG        ORIG
                  AVG     STATED    WTD    AVG    AVG       LTV         LTV
BACK              ORIG    REMAIN    AVG   ORIG    CURR    EXCLUDES    INCLUDES
RATIO (DTIBACK)   TERM     TERM     AGE    LTV    LTV     JR LIENS    JR LIENS
--------------------------------------------------------------------------------
   < = 0          322.5      322.2   0.3    82.2   82.1        82.57      82.16
--------------------------------------------------------------------------------
0.01 - 5.00       315.1      314.2   0.9    55.5   55.4           56      55.52
--------------------------------------------------------------------------------
5.01 - 10.00      318.8      318.4   0.4    72.2   72.1        72.25      72.16
--------------------------------------------------------------------------------
10.01 - 15.00     330.8      330.2   0.5    66.4   66.4        66.68      66.72
--------------------------------------------------------------------------------
15.01 - 20.00     303.7      303.3   0.4      68     68         69.5      69.44
--------------------------------------------------------------------------------
20.01 - 25.00     329.4        329   0.5    72.6   72.6        72.75      72.86
--------------------------------------------------------------------------------
25.01 - 30.00     318.8      318.3   0.5      72   71.9        72.49      72.69
--------------------------------------------------------------------------------
30.01 - 35.00       331      330.4   0.6    71.8   71.8        72.53      72.55
--------------------------------------------------------------------------------
35.01 - 40.00     327.9      327.4   0.5    73.9   73.9        74.28      74.16
--------------------------------------------------------------------------------
40.01 - 45.00     342.3      341.9   0.4    74.5   74.4        75.13      75.22
--------------------------------------------------------------------------------
45.01 - 50.00     347.1      346.7   0.5    73.9   73.9           74      73.99
--------------------------------------------------------------------------------
50.01 - 55.00     355.6      354.9   0.7    71.1   70.8        71.35      71.42
--------------------------------------------------------------------------------
55.01 - 60.00     326.1      325.6   0.5    77.3   77.3        77.37      77.56
--------------------------------------------------------------------------------
60.01 - 65.00     343.1      338.2   4.9    66.3   66.1        67.28      66.98
--------------------------------------------------------------------------------
65.01 - 70.00     327.7      327.4   0.3      78     78        78.03         78
--------------------------------------------------------------------------------
70.01 - 75.00       360        360     0    72.1   72.1           72      72.12
--------------------------------------------------------------------------------
80.01 - 85.00     334.5      333.7   0.9    81.3   75.6        81.25      81.25
--------------------------------------------------------------------------------
85.01 - 90.00       360      358.8   1.2    76.4   76.3        76.45      76.39
--------------------------------------------------------------------------------
95.01 - 100.00    334.8        334   0.8    70.2   70.2         70.3      70.22
--------------------------------------------------------------------------------
TOTAL:            333.4      332.9   0.6    72.8   72.8        73.31      73.34
--------------------------------------------------------------------------------

Minimum: 2.00
Maximum: 100.00
Weighted Average: 38.37

TOP

-------------------------------------------------------

36. FRONT RATIO (DTIFRONT)




                                                  % OF                                      WTD
                    NUMBER         TOTAL          TOTAL       AVG        WTD        WTD     AVG
FRONT                 OF          CURRENT        CURRENT    CURRENT      AVG        AVG     MAX
RATIO (DTIFRONT)    LOANS         BALANCE        BALANCE    BALANCE     COUPON    MARGIN    RATE
-------------------------------------------------------------------------------------------------
< = 0.00                  58      4,473,464.42        4.08     77,129     10.869         0      0
-------------------------------------------------------------------------------------------------
0.01 - 5.00               18        891,867.47        0.81     49,548     11.666         0      0
-------------------------------------------------------------------------------------------------
5.01 - 10.00             152      7,650,644.35        6.98     50,333     11.034         0      0
-------------------------------------------------------------------------------------------------
10.01 - 15.00            230     13,246,555.58       12.08     57,594     10.976         0      0
-------------------------------------------------------------------------------------------------
15.01 - 20.00            270     18,243,638.64       16.63     67,569     10.749         0      0
-------------------------------------------------------------------------------------------------
20.01 - 25.00            259     21,124,703.99       19.26     81,563     11.019         0      0
-------------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------------------------
25.01 - 30.00            179     16,713,361.15       15.24     93,371     10.858         0      0
-------------------------------------------------------------------------------------------------
30.01 - 35.00            125     12,086,444.32       11.02     96,692      10.91         0      0
-------------------------------------------------------------------------------------------------
35.01 - 40.00             62      5,965,457.25        5.44     96,217     10.629         0      0
-------------------------------------------------------------------------------------------------
40.01 - 45.00             33      3,244,938.27        2.96     98,331     11.273         0      0
-------------------------------------------------------------------------------------------------
45.01 - 50.00             13      1,922,632.91        1.75    147,895     10.103         0      0
-------------------------------------------------------------------------------------------------
50.01 - 55.00              3        365,474.56        0.33    121,825      9.846         0      0
-------------------------------------------------------------------------------------------------
55.01 - 60.00              2        354,877.59        0.32    177,439      10.49         0      0
-------------------------------------------------------------------------------------------------
60.01 - 65.00              3        304,601.80        0.28    101,534     10.208         0      0
-------------------------------------------------------------------------------------------------
65.01 - 70.00              2         92,836.35        0.08     46,418     10.694         0      0
-------------------------------------------------------------------------------------------------
70.01 - 75.00              1        185,903.56        0.17    185,904       9.25         0      0
-------------------------------------------------------------------------------------------------
75.01 - 80.00              2        134,200.77        0.12     67,100     13.442         0      0
-------------------------------------------------------------------------------------------------
85.01 - 90.00              2        107,963.80         0.1     53,982     11.935         0      0
-------------------------------------------------------------------------------------------------
100.01 >=                 17      2,570,211.38        2.34    151,189     10.906         0      0
-------------------------------------------------------------------------------------------------
TOTAL:                 1,431    109,679,778.16         100     76,646     10.893         0      0
-------------------------------------------------------------------------------------------------

                                                                   WTD         WTD
                                                                   AVG         AVG
                   WTD            WTD                              COMB        COMB
                   AVG   WTD      AVG             WTD    WTD       ORIG        ORIG
                   MOS   AVG     STATED    WTD    AVG    AVG       LTV         LTV
FRONT              TO    ORIG    REMAIN    AVG   ORIG    CURR    EXCLUDES    INCLUDES
RATIO (DTIFRONT)  ROLL   TERM     TERM     AGE    LTV    LTV     JR LIENS    JR LIENS
--------------------------------------------------------------------------------------
< = 0.00              0  333.8      333.1   0.8    74.3   74.3        74.47      74.89
--------------------------------------------------------------------------------------
0.01 - 5.00           0  319.5        319   0.5    69.2   69.2        69.49      70.05
--------------------------------------------------------------------------------------
5.01 - 10.00          0  315.2      314.8   0.4    67.1   67.1        67.66      67.51
--------------------------------------------------------------------------------------
10.01 - 15.00         0  309.9      309.6   0.4      73   72.8        73.41      73.46
--------------------------------------------------------------------------------------
15.01 - 20.00         0  331.5      330.9   0.6      73     73        73.33      73.42
--------------------------------------------------------------------------------------
20.01 - 25.00         0  330.1      329.7   0.4    73.8   73.7        74.13      74.02
--------------------------------------------------------------------------------------
25.01 - 30.00         0    346      345.6   0.4    74.1   74.1        74.33      74.37
--------------------------------------------------------------------------------------
30.01 - 35.00         0  346.9      346.4   0.6      73   72.9        73.49      73.64
--------------------------------------------------------------------------------------
35.01 - 40.00         0  342.9      341.3   1.6    71.9   71.7        72.66      72.61
--------------------------------------------------------------------------------------
40.01 - 45.00         0  350.7        350   0.8    72.3   72.3        73.31       73.2
--------------------------------------------------------------------------------------
45.01 - 50.00         0  356.3        355   1.3    74.3   74.2        75.89      75.91
--------------------------------------------------------------------------------------
50.01 - 55.00         0    360      359.3   0.7    69.5   69.4        69.46      69.46
--------------------------------------------------------------------------------------
55.01 - 60.00         0    360      359.4   0.6    58.6   58.6        58.61      58.58
--------------------------------------------------------------------------------------
60.01 - 65.00         0    360      359.4   0.6    73.9   73.9        73.91      73.91
--------------------------------------------------------------------------------------
65.01 - 70.00         0    180        179     1    66.4   66.3        66.51      66.38
--------------------------------------------------------------------------------------
70.01 - 75.00         0    360        359     1    74.4   74.4           75       74.4
--------------------------------------------------------------------------------------
75.01 - 80.00         0    360      355.7   4.3    61.6   60.5        61.77       61.6
--------------------------------------------------------------------------------------
85.01 - 90.00         0  287.4      286.2   1.2      74   73.8        74.04      74.02
--------------------------------------------------------------------------------------
100.01 >=             0  340.9      340.3   0.6    74.8   74.8        77.38      77.45
--------------------------------------------------------------------------------------
TOTAL:                0  333.4      332.9   0.6    72.8   72.8        73.31      73.34
--------------------------------------------------------------------------------------

Minimum: 1.27
Maximum: 389.87
Weighted Average: 29.10

TOP

-------------------------------------------------------

37. FICO SCORE (SCOREFICO1)



                                                                                                   WTD
                                                  % OF                                      WTD    AVG   WTD
                    NUMBER         TOTAL          TOTAL       AVG        WTD        WTD     AVG    MOS   AVG
FICO                  OF          CURRENT        CURRENT    CURRENT      AVG        AVG     MAX    TO    ORIG
SCORE (SCOREFICO1)  LOANS         BALANCE        BALANCE    BALANCE     COUPON    MARGIN    RATE  ROLL   TERM
----------------------------------------------------------------------------------------------------------------
< = 0                     21      1,419,770.63        1.29     67,608     11.626         0      0     0  342.9
----------------------------------------------------------------------------------------------------------------
1 - 540                  283     19,178,899.36       17.49     67,770     11.962         0      0     0  333.6
----------------------------------------------------------------------------------------------------------------
541 - 580                385     27,025,565.45       24.64     70,196     11.327         0      0     0  332.6
----------------------------------------------------------------------------------------------------------------
581 - 620                397     33,548,434.16       30.59     84,505     10.501         0      0     0  333.7
----------------------------------------------------------------------------------------------------------------
621 - 660                242     19,528,067.93        17.8     80,694     10.265         0      0     0  331.5
----------------------------------------------------------------------------------------------------------------
661 - 700                 58      5,570,554.28        5.08     96,044     10.062         0      0     0  343.1
----------------------------------------------------------------------------------------------------------------
701 - 740                 33      2,647,963.14        2.41     80,241     10.145         0      0     0    334
----------------------------------------------------------------------------------------------------------------
741 - 780                 11        653,825.63         0.6     59,439      9.385         0      0     0  326.1
----------------------------------------------------------------------------------------------------------------
781 - 820                  1        106,697.58         0.1    106,698       8.25         0      0     0    180
----------------------------------------------------------------------------------------------------------------
TOTAL:                 1,431    109,679,778.16         100     76,646     10.893         0      0     0  333.4
----------------------------------------------------------------------------------------------------------------

                                                       WTD         WTD
                                                       AVG         AVG
                      WTD                              COMB        COMB
                      AVG             WTD    WTD       ORIG        ORIG
                     STATED    WTD    AVG    AVG       LTV         LTV
FICO                 REMAIN    AVG   ORIG    CURR    EXCLUDES    INCLUDES
SCORE (SCOREFICO1)    TERM     AGE    LTV    LTV     JR LIENS    JR LIENS
----------------------------------------------------------------------------
< = 0                   342.5   0.4    66.8   66.8        66.89      66.82
----------------------------------------------------------------------------
1 - 540                 333.1   0.5    69.8   69.6        70.12      70.13
----------------------------------------------------------------------------
541 - 580               331.9   0.7    73.6   73.6        74.31      74.37
----------------------------------------------------------------------------
581 - 620               333.3   0.4    73.4   73.4        73.58      73.59
----------------------------------------------------------------------------
621 - 660               330.9   0.5    75.1     75        75.85      75.94
----------------------------------------------------------------------------
661 - 700               342.3   0.8    72.7   72.5        73.59      73.56
----------------------------------------------------------------------------
701 - 740               332.8   1.2    69.9   69.8        70.46      70.33
----------------------------------------------------------------------------
741 - 780               325.3   0.8    61.6   61.6        61.91      61.62
----------------------------------------------------------------------------
781 - 820                 179     1    56.3   56.2           57      56.32
----------------------------------------------------------------------------
TOTAL:                  332.9   0.6    72.8   72.8        73.31      73.34
----------------------------------------------------------------------------

Minimum: 100
Maximum: 787
Weighted Average: 590.1

TOP

-------------------------------------------------------

38. PREPAYMENT PENALTY (CDPREPAY)



                                                                                                             WTD
                                                            % OF                                      WTD    AVG   WTD
                              NUMBER         TOTAL          TOTAL       AVG        WTD        WTD     AVG    MOS   AVG
                                OF          CURRENT        CURRENT    CURRENT      AVG        AVG     MAX    TO    ORIG
PREPAYMENT PENALTY            LOANS         BALANCE        BALANCE    BALANCE     COUPON    MARGIN    RATE  ROLL   TERM
(CDPREPAY)
--------------------------------------------------------------------------------------------------------------------------
No Prepayment Penalty              599     40,761,886.96       37.16     68,050     11.255         0      0     0  322.2
--------------------------------------------------------------------------------------------------------------------------
1 yr - 2% unpaid prin/orig           4        298,982.27        0.27     74,746       9.95         0      0     0  288.7
balance
--------------------------------------------------------------------------------------------------------------------------
1 yr - 6 mo int                     99      8,710,027.86        7.94     87,980     11.196         0      0     0    347
--------------------------------------------------------------------------------------------------------------------------
2 yr - 1% unpaid prin/orig           1        228,130.98        0.21    228,131      11.75         0      0     0    360
balance
--------------------------------------------------------------------------------------------------------------------------
2.5 yr - 1% balance                  1         39,200.00        0.04     39,200       12.5         0      0     0    360
--------------------------------------------------------------------------------------------------------------------------
3 yr - 1% balance                  110      6,488,247.39        5.92     58,984     11.689         0      0     0    350
--------------------------------------------------------------------------------------------------------------------------
3 yr - 2 mo int->34%balance          3        366,864.69        0.33    122,288     10.769         0      0     0    360
--------------------------------------------------------------------------------------------------------------------------
3 yr - 6 mo int                      6        544,873.92         0.5     90,812     10.121         0      0     0  338.2
--------------------------------------------------------------------------------------------------------------------------
3 yr - 6 mo int->20%balance          4        616,553.46        0.56    154,138      9.533         0      0     0    360
--------------------------------------------------------------------------------------------------------------------------
5 yr - 1% balance                   18      1,285,870.92        1.17     71,437     11.882         0      0     0  346.9
--------------------------------------------------------------------------------------------------------------------------
5 yr - 2% balance                   63      3,321,334.84        3.03     52,720      11.02         0      0     0    316
--------------------------------------------------------------------------------------------------------------------------
5 yr - 5% balance                    3        234,070.80        0.21     78,024     12.285         0      0     0    360
--------------------------------------------------------------------------------------------------------------------------
5 yr - 6 mo int->20%balance        325     33,401,828.25       30.45    102,775     10.248         0      0     0  343.6
--------------------------------------------------------------------------------------------------------------------------
5 yr - 6 mo int                    195     13,381,905.82        12.2     68,625     10.765         0      0     0  326.1
--------------------------------------------------------------------------------------------------------------------------
TOTAL:                           1,431    109,679,778.16         100     76,646     10.893         0      0     0  333.4
--------------------------------------------------------------------------------------------------------------------------

                                                                 WTD         WTD
                                                                 AVG         AVG
                                WTD                              COMB        COMB
                                AVG             WTD    WTD       ORIG        ORIG
                               STATED    WTD    AVG    AVG       LTV         LTV
                               REMAIN    AVG   ORIG    CURR    EXCLUDES    INCLUDES
PREPAYMENT PENALTY              TERM     AGE    LTV    LTV     JR LIENS    JR LIENS
(CDPREPAY)
--------------------------------------------------------------------------------------
No Prepayment Penalty             321.7   0.5      73   72.9        73.57      73.61
--------------------------------------------------------------------------------------
1 yr - 2% unpaid prin/orig        288.5   0.2    70.5   70.5        70.67      70.45
balance
--------------------------------------------------------------------------------------
1 yr - 6 mo int                   346.6   0.4    72.1     72        72.47      72.42
--------------------------------------------------------------------------------------
2 yr - 1% unpaid prin/orig          359     1      70     70           70         70
balance
--------------------------------------------------------------------------------------
2.5 yr - 1% balance                 360     0      80     80           80         80
--------------------------------------------------------------------------------------
3 yr - 1% balance                 349.5   0.4    73.8   73.7        74.09      73.96
--------------------------------------------------------------------------------------
3 yr - 2 mo int->34%balance       359.9   0.1    77.6   77.6        77.57      77.57
--------------------------------------------------------------------------------------
3 yr - 6 mo int                   337.9   0.3    82.3   82.3        82.41      82.33
--------------------------------------------------------------------------------------
3 yr - 6 mo int->20%balance       358.4   1.6    78.4   78.3        78.41       78.4
--------------------------------------------------------------------------------------
5 yr - 1% balance                 346.5   0.5    73.1   73.1        73.18       73.5
--------------------------------------------------------------------------------------
5 yr - 2% balance                 315.6   0.5    71.2   71.1        71.35       71.7
--------------------------------------------------------------------------------------
5 yr - 5% balance                 359.3   0.7    70.2   70.2         70.4      70.19
--------------------------------------------------------------------------------------
5 yr - 6 mo int->20%balance       342.9   0.7    71.8   71.8        72.38      72.42
--------------------------------------------------------------------------------------
5 yr - 6 mo int                   325.6   0.5    74.6   74.6        74.97      74.97
--------------------------------------------------------------------------------------
TOTAL:                            332.9   0.6    72.8   72.8        73.31      73.34
--------------------------------------------------------------------------------------

TOP

-------------------------------------------------------

39. PREPAYMENT TAPE (CDPREPAYTAPE)



                                                                                                    WTD
                                                   % OF                                      WTD    AVG   WTD
                     NUMBER         TOTAL          TOTAL       AVG        WTD        WTD     AVG    MOS   AVG
                       OF          CURRENT        CURRENT    CURRENT      AVG        AVG     MAX    TO    ORIG
PREPAYMENT TAPE      LOANS         BALANCE        BALANCE    BALANCE     COUPON    MARGIN    RATE  ROLL   TERM
(CDPREPAYTAPE)
----------------------------------------------------------------------------------------------------------------
                            3        163,325.00        0.15     54,442     10.937         0      0     0  289.8
----------------------------------------------------------------------------------------------------------------
N                         477     31,251,231.48       28.49     65,516     11.377         0      0     0  318.3
----------------------------------------------------------------------------------------------------------------
Y N 0 00 00 00 N 36        12      1,045,488.43        0.95     87,124     11.906         0      0     0  339.7
----------------------------------------------------------------------------------------------------------------
Y N 0 00 00 00 N 42        19      2,138,982.11        1.95    112,578      9.443         0      0     0  304.9
----------------------------------------------------------------------------------------------------------------
Y N 0 00 00 00 N 60        86      6,101,659.94        5.56     70,950     11.156         0      0     0  346.4
----------------------------------------------------------------------------------------------------------------
Y N 1 00 00 00 N 60         2         61,200.00        0.06     30,600     12.077         0      0     0  285.9
----------------------------------------------------------------------------------------------------------------
Y Y 0 00 00 01 N 36         1         33,750.00        0.03     33,750      14.45         0      0     0    360
----------------------------------------------------------------------------------------------------------------
Y Y 0 00 00 01 N 60        14      1,030,186.58        0.94     73,585     11.991         0      0     0  343.7
----------------------------------------------------------------------------------------------------------------
Y Y 0 00 06 00 N 12         1         53,900.00        0.05     53,900       11.5         0      0     0    360
----------------------------------------------------------------------------------------------------------------
Y Y 0 00 06 00 N 60         5        316,240.00        0.29     63,248     11.174         0      0     0  259.6
----------------------------------------------------------------------------------------------------------------
Y Y 0 20 00 05 N 60         1         19,982.93        0.02     19,983      13.24         0      0     0    240
----------------------------------------------------------------------------------------------------------------



Y Y 0 20 06 00 N 36         4        616,553.46        0.56    154,138      9.533         0      0     0    360
----------------------------------------------------------------------------------------------------------------
Y Y 0 20 06 00 N 60       299     30,762,898.52       28.05    102,886     10.246         0      0     0  344.8
----------------------------------------------------------------------------------------------------------------
Y Y 0 34 02 00 N 36         3        366,864.69        0.33    122,288     10.769         0      0     0    360
----------------------------------------------------------------------------------------------------------------
Y Y 1 00 00 01 N 24         1        228,130.98        0.21    228,131      11.75         0      0     0    360
----------------------------------------------------------------------------------------------------------------
Y Y 1 00 00 01 N 30         1         39,200.00        0.04     39,200       12.5         0      0     0    360
----------------------------------------------------------------------------------------------------------------
Y Y 1 00 00 01 N 36       109      6,454,497.39        5.88     59,216     11.674         0      0     0  349.9
----------------------------------------------------------------------------------------------------------------
Y Y 1 00 00 01 N 60         4        255,684.34        0.23     63,921     11.443         0      0     0    360
----------------------------------------------------------------------------------------------------------------
Y Y 1 00 00 02 N 12         4        298,982.27        0.27     74,746       9.95         0      0     0  288.7
----------------------------------------------------------------------------------------------------------------
Y Y 1 00 00 02 N 60        63      3,321,334.84        3.03     52,720      11.02         0      0     0    316
----------------------------------------------------------------------------------------------------------------
Y Y 1 00 00 05 N 60         3        234,070.80        0.21     78,024     12.285         0      0     0    360
----------------------------------------------------------------------------------------------------------------
Y Y 1 00 06 00 N 12        98      8,656,127.86        7.89     88,328     11.194         0      0     0  346.9
----------------------------------------------------------------------------------------------------------------
Y Y 1 00 06 00 N 36         6        544,873.92         0.5     90,812     10.121         0      0     0  338.2
----------------------------------------------------------------------------------------------------------------
Y Y 1 00 06 00 N 60       190     13,065,665.82       11.91     68,767     10.755         0      0     0  327.7
----------------------------------------------------------------------------------------------------------------
Y Y 1 20 06 00 N 60        25      2,618,946.80        2.39    104,758      10.24         0      0     0  330.9
----------------------------------------------------------------------------------------------------------------
TOTAL:                  1,431    109,679,778.16         100     76,646     10.893         0      0     0  333.4
----------------------------------------------------------------------------------------------------------------

                                                        WTD         WTD
                                                        AVG         AVG
                       WTD                              COMB        COMB
                       AVG             WTD    WTD       ORIG        ORIG
                      STATED    WTD    AVG    AVG       LTV         LTV
                      REMAIN    AVG   ORIG    CURR    EXCLUDES    INCLUDES
PREPAYMENT TAPE        TERM     AGE    LTV    LTV     JR LIENS    JR LIENS
(CDPREPAYTAPE)
-----------------------------------------------------------------------------
                         289.8     0    67.2   67.2        67.15      67.16
-----------------------------------------------------------------------------
N                        317.8   0.6    73.4   73.3        74.12      74.13
-----------------------------------------------------------------------------
Y N 0 00 00 00 N 36      339.2   0.5      65     65        65.11         65
-----------------------------------------------------------------------------
Y N 0 00 00 00 N 42      304.7   0.2    71.2   71.2        71.48      71.24
-----------------------------------------------------------------------------
Y N 0 00 00 00 N 60        346   0.4    72.9   72.8        73.02      73.25
-----------------------------------------------------------------------------
Y N 1 00 00 00 N 60      285.9     0    77.1   77.1        77.06      88.82
-----------------------------------------------------------------------------
Y Y 0 00 00 01 N 36        360     0      75     75           75         75
-----------------------------------------------------------------------------
Y Y 0 00 00 01 N 60      343.2   0.5    71.8   71.8        71.87      72.28
-----------------------------------------------------------------------------
Y Y 0 00 06 00 N 12        360     0    82.9   82.9           83      82.92
-----------------------------------------------------------------------------
Y Y 0 00 06 00 N 60      259.6     0    76.6   76.6        76.58      76.62
-----------------------------------------------------------------------------
Y Y 0 20 00 05 N 60        239     1      20     20           20         20
-----------------------------------------------------------------------------
Y Y 0 20 06 00 N 36      358.4   1.6    78.4   78.3        78.41       78.4
-----------------------------------------------------------------------------
Y Y 0 20 06 00 N 60        344   0.7    71.6   71.6        72.22      72.26
-----------------------------------------------------------------------------
Y Y 0 34 02 00 N 36      359.9   0.1    77.6   77.6        77.57      77.57
-----------------------------------------------------------------------------
Y Y 1 00 00 01 N 24        359     1      70     70           70         70
-----------------------------------------------------------------------------
Y Y 1 00 00 01 N 30        360     0      80     80           80         80
-----------------------------------------------------------------------------
Y Y 1 00 00 01 N 36      349.5   0.4    73.7   73.7        74.08      73.96
-----------------------------------------------------------------------------
Y Y 1 00 00 01 N 60      359.8   0.2    78.5   78.4        78.45      78.45
-----------------------------------------------------------------------------
Y Y 1 00 00 02 N 12      288.5   0.2    70.5   70.5        70.67      70.45
-----------------------------------------------------------------------------
Y Y 1 00 00 02 N 60      315.6   0.5    71.2   71.1        71.35       71.7
-----------------------------------------------------------------------------
Y Y 1 00 00 05 N 60      359.3   0.7    70.2   70.2         70.4      70.19
-----------------------------------------------------------------------------
Y Y 1 00 06 00 N 12      346.5   0.4      72   71.9         72.4      72.35
-----------------------------------------------------------------------------
Y Y 1 00 06 00 N 36      337.9   0.3    82.3   82.3        82.41      82.33
-----------------------------------------------------------------------------
Y Y 1 00 06 00 N 60      327.2   0.5    74.6   74.6        74.93      74.93
-----------------------------------------------------------------------------
Y Y 1 20 06 00 N 60      330.9     0    74.6   74.6        74.67      74.61
-----------------------------------------------------------------------------
TOTAL:                   332.9   0.6    72.8   72.8        73.31      73.34
-----------------------------------------------------------------------------

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-------------------------------------------------------

40. ASSUMABLE (CDASSUME)



                                                                                                             WTD            WTD
                                                            % OF                                      WTD    AVG   WTD      AVG
                              NUMBER         TOTAL          TOTAL       AVG        WTD        WTD     AVG    MOS   AVG     STATED
                                OF          CURRENT        CURRENT    CURRENT      AVG        AVG     MAX    TO    ORIG    REMAIN
ASSUMABLE (CDASSUME)          LOANS         BALANCE        BALANCE    BALANCE     COUPON    MARGIN    RATE  ROLL   TERM     TERM
------------------------------------------------------------------------------------------------------------------------------------
Non-Assumable                    1,415    108,514,702.30       98.94     76,689     10.892         0      0     0  333.4      332.8
------------------------------------------------------------------------------------------------------------------------------------
Assumable                           16      1,165,075.86        1.06     72,817     10.977         0      0     0  338.6      338.2
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                           1,431    109,679,778.16         100     76,646     10.893         0      0     0  333.4      332.9
------------------------------------------------------------------------------------------------------------------------------------

                                                       WTD         WTD
                                                       AVG         AVG
                                                       COMB        COMB
                                      WTD    WTD       ORIG        ORIG
                               WTD    AVG    AVG       LTV         LTV
                               AVG   ORIG    CURR    EXCLUDES    INCLUDES
ASSUMABLE (CDASSUME)           AGE    LTV    LTV     JR LIENS    JR LIENS
---------------------------------------------------------------------------
Non-Assumable                   0.6    72.8   72.7        73.28       73.3
---------------------------------------------------------------------------
Assumable                       0.4    76.5   76.5        76.55      76.97
---------------------------------------------------------------------------
TOTAL:                          0.6    72.8   72.8        73.31      73.34
---------------------------------------------------------------------------

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-------------------------------------------------------

41. PRODUCT (CDPRODUCT)



                                                                                                             WTD            WTD
                                                            % OF                                      WTD    AVG   WTD      AVG
                              NUMBER         TOTAL          TOTAL       AVG        WTD        WTD     AVG    MOS   AVG     STATED
                                OF          CURRENT        CURRENT    CURRENT      AVG        AVG     MAX    TO    ORIG    REMAIN
PRODUCT (CDPRODUCT)           LOANS         BALANCE        BALANCE    BALANCE     COUPON    MARGIN    RATE  ROLL   TERM     TERM
------------------------------------------------------------------------------------------------------------------------------------
Fixed - 10 Year                     17        603,810.86        0.55     35,518     10.687         0      0     0    120      119.6
------------------------------------------------------------------------------------------------------------------------------------
Fixed - 15 Year                    260     12,797,559.44       11.67     49,221     11.084         0      0     0    180      179.5
------------------------------------------------------------------------------------------------------------------------------------
Fixed - 20 Year                     58      3,641,475.50        3.32     62,784     10.603         0      0     0    240      239.1
------------------------------------------------------------------------------------------------------------------------------------
Fixed - 25 Year                      1        122,000.00        0.11    122,000       9.99         0      0     0    300        300
------------------------------------------------------------------------------------------------------------------------------------
Fixed - 30 Year                  1,093     92,411,322.55       84.26     84,548      10.88         0      0     0    360      359.5
------------------------------------------------------------------------------------------------------------------------------------
Balloon - 10/30                      1         65,109.81        0.06     65,110       10.5         0      0     0    120         22
------------------------------------------------------------------------------------------------------------------------------------
Balloon - 15/30                      1         38,500.00        0.04     38,500      12.99         0      0     0    180        178
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                           1,431    109,679,778.16         100     76,646     10.893         0      0     0  333.4      332.9
------------------------------------------------------------------------------------------------------------------------------------

                                                      WTD         WTD
                                                      AVG         AVG
                                                      COMB        COMB
                                     WTD    WTD       ORIG        ORIG
                              WTD    AVG    AVG       LTV         LTV
                              AVG   ORIG    CURR    EXCLUDES    INCLUDES
PRODUCT (CDPRODUCT)           AGE    LTV    LTV     JR LIENS    JR LIENS
--------------------------------------------------------------------------
Fixed - 10 Year                0.4    50.4   50.3        52.85      52.56
--------------------------------------------------------------------------
Fixed - 15 Year                0.5    67.4   67.2        68.63      68.55
--------------------------------------------------------------------------
Fixed - 20 Year                0.9    65.7   65.6        72.65      72.57
--------------------------------------------------------------------------
Fixed - 25 Year                  0      78     78           78      77.96
--------------------------------------------------------------------------
Fixed - 30 Year                0.5      74     74        74.12      74.17
--------------------------------------------------------------------------
Balloon - 10/30                 98    51.4   47.9         66.6      66.87
--------------------------------------------------------------------------
Balloon - 15/30                  2      70     70           70         70
--------------------------------------------------------------------------
TOTAL:                         0.6    72.8   72.8        73.31      73.34
--------------------------------------------------------------------------

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-------------------------------------------------------

42. INDEX TYPE (CDINDEX)



                                                                                                       WTD
                                                      % OF                                      WTD    AVG   WTD
                        NUMBER         TOTAL          TOTAL       AVG        WTD        WTD     AVG    MOS   AVG
                          OF          CURRENT        CURRENT    CURRENT      AVG        AVG     MAX    TO    ORIG
INDEX TYPE (CDINDEX)    LOANS         BALANCE        BALANCE    BALANCE     COUPON    MARGIN    RATE  ROLL   TERM
-------------------------------------------------------------------------------------------------------------------
Fixed Rate                 1,431    109,679,778.16         100     76,646     10.893         0      0     0  333.4
-------------------------------------------------------------------------------------------------------------------
TOTAL:                     1,431    109,679,778.16         100     76,646     10.893         0      0     0  333.4
-------------------------------------------------------------------------------------------------------------------

                                                           WTD         WTD
                                                           AVG         AVG
                          WTD                              COMB        COMB
                          AVG             WTD    WTD       ORIG        ORIG
                         STATED    WTD    AVG    AVG       LTV         LTV
                         REMAIN    AVG   ORIG    CURR    EXCLUDES    INCLUDES
INDEX TYPE (CDINDEX)      TERM     AGE    LTV    LTV     JR LIENS    JR LIENS
-------------------------------------------------------------------------------
Fixed Rate                  332.9   0.6    72.8   72.8        73.31      73.34
-------------------------------------------------------------------------------
TOTAL:                      332.9   0.6    72.8   72.8        73.31      73.34
-------------------------------------------------------------------------------

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-------------------------------------------------------

43. MARGIN (%) (ARMMARGIN)

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-------------------------------------------------------

44. INITIAL PERIODIC CAP (%) (ARMIPERCAP)

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-------------------------------------------------------

45. PERIODIC CAP (%) (ARMPERCAP)

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-------------------------------------------------------

46. LIFETIME RATE CAP (%) (ARMLIFECAP)

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-------------------------------------------------------

47. MAXIMUM MORTGAGE RATES (%) (ARMMAX)

TOP

-------------------------------------------------------

48. NEXT RATE ADJUSTMENT DATE (ARMDTNRA)

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-------------------------------------------------------

49. MONTHS TO NEXT RATE ADJUSTMENT (ARMMOSNRA)

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-------------------------------------------------------

50. CONFORMING BALANCE 2001 LIMITS (CDCONFORM2)



                                                                                                             WTD
                                                            % OF                                      WTD    AVG   WTD
                              NUMBER         TOTAL          TOTAL       AVG        WTD        WTD     AVG    MOS   AVG
                                OF          CURRENT        CURRENT    CURRENT      AVG        AVG     MAX    TO    ORIG
CONFORMING BALANCE 2001       LOANS         BALANCE        BALANCE    BALANCE     COUPON    MARGIN    RATE  ROLL   TERM
LIMITS (CDCONFORM2)
--------------------------------------------------------------------------------------------------------------------------
Fixed Rate                       1,431    109,679,778.16         100     76,646     10.893         0      0     0  333.4
--------------------------------------------------------------------------------------------------------------------------
TOTAL:                           1,431    109,679,778.16         100     76,646     10.893         0      0     0  333.4
--------------------------------------------------------------------------------------------------------------------------

                                                                 WTD         WTD
                                                                 AVG         AVG
                                WTD                              COMB        COMB
                                AVG             WTD    WTD       ORIG        ORIG
                               STATED    WTD    AVG    AVG       LTV         LTV
                               REMAIN    AVG   ORIG    CURR    EXCLUDES    INCLUDES
CONFORMING BALANCE 2001         TERM     AGE    LTV    LTV     JR LIENS    JR LIENS
LIMITS (CDCONFORM2)
-------------------------------------------------------------------------------------
Fixed Rate                        332.9   0.6    72.8   72.8        73.31      73.34
-------------------------------------------------------------------------------------
TOTAL:                            332.9   0.6    72.8   72.8        73.31      73.34
-------------------------------------------------------------------------------------

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-------------------------------------------------------

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